UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 September
2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration  –  and their implications for the U.S. economic recovery  –  will continue to shape sentiment.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.
Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 20, 2020

4

Portfolio Managers’
Comments
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.
On May 21, 2020, the Board of Trustees of Nuveen Multistate Trust III and Nuveen Municipal Trust approved the reorganization of the Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into the Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. It is anticipated that the reorganization will be completed on, or around, January 8, 2021.
Recently, the portfolio managers reviewed key investment strategies and the Funds’ performance for the six-month reporting period ended September 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended September 30, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended September 30, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Nuveen All-American Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund outperformed their respective benchmark indexes and Lipper classification averages. The Nuveen Intermediate Duration Municipal Bond Fund underperformed both its benchmark index and Lipper classification average, while the Nuveen Limited Term Municipal Bond Fund performed in line with both its benchmark index and Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Nuveen Short Term Municipal Bond Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen All-American Municipal Bond Fund
The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended September 30, 2020.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s relative outperformance this reporting period. To support the Fund’s dividend, we tend to prioritize longer dated bonds for their higher yields. As long-term interest rates fell during the reporting period, the Fund was well positioned to benefit from this drop. A modest offset to that positive impact was our position in U.S. Treasury futures contracts to hedge against potential inflation, these futures lagged as inflation remained muted. The Fund’s use of certain floating rate securities, including tender option bonds (TOBs) modestly boosted relative performance.
Sector positioning also contributed to performance. The Fund benefited from an overweighting in various sectors which outperformed the index. For example, the Fund had more exposure than the benchmark to the tobacco, industrial development revenue, airport and toll road sectors. In addition, underweights in general obligation, housing and pre-refunded bonds also contributed, given these sectors’ relative underperformance. However, an overweighting in convention center bonds hurt results. Due to the COVID-19 crisis, convention centers have experienced significant declines in business. Maintaining less exposure than the index to the higher education sector also detracted.
The Fund’s credit quality allocation was another positive performance factor. Overweightings in bonds rated lower investment grade (A and BBB) and below investment grade (BB and below) contributed to results. After lower rated securities disproportionately fell in March 2020, they bounced back to a greater degree during the reporting period.
6

Security selection further added value. The Fund’s top individual contributors included Chicago Board of Education general obligation and capital improvement tax bonds and Ohio tobacco bonds. We also benefited from holdings in California general obligation, New Jersey transportation, and Public Energy Authority of Kentucky and Lower Alabama gas backed bonds. In all these cases, the securities recovered to a greater-than-average degree as conditions in the municipal bond market improved.
Some holdings, however, failed to recover to the same degree, and several were notable detractors for the Fund. The Fund’s positions in Georgia Proton Treatment Center and Provision CARES Proton Therapy Center (Florida) project revenue bonds underperformed the index. Also, our investment in bonds for the American Dream mall lagged. After delaying its opening date due to the COVID-19 crisis, the mall and entertainment destination in New Jersey’s Meadowlands reopened in October 2020 (subsequent to the close of the reporting period), with limited capacity at the water and theme parks, ice rink and mini-golf arcade. Another notable relative detractor included an overweight in Washington (D.C.) Convention Center Authority bonds, which, like many convention centers, has seen reduced business due to the COVID-19 crisis.
Entering the reporting period, the Fund was experiencing net investment outflows during a very challenging market environment. Starting in April 2020 and continuing throughout the six-month reporting period, however, the market recovered, and we saw a return to net investment inflows. With substantial new proceeds requiring reinvestment, we had an opportunity to build back the Fund’s allocation to both lower investment grade and below investment grade bonds. Many of these purchases took place early in the reporting period, when we found an exceptional number of attractively priced bonds of lower rated issuers we deemed creditworthy.
The reporting period provided a favorable backdrop for executing tax-loss swaps. This strategy entailed selling lower yielding portfolio holdings and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income earning capability and seek to make the Fund more tax efficient.
New purchases generally included longer dated, higher yielding investments, particularly given little sign of inflation and the Federal Reserve’s guidance that short-term rates were likely to remain low for the foreseeable future. With substantial new shareholder investments this reporting period, sales activity was limited, besides the tax-loss swaps mentioned earlier. When we did sell bonds, we looked to higher quality, lower yielding bonds, which provided us a ready source of funds when we identified attractive longer term opportunities in the marketplace.
Nuveen Intermediate Duration Municipal Bond Fund
The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index for the six-month reporting period ended September 30, 2020.
Some large holdings in the Fund underperformed this reporting period due to unfavorable news that weighed on the bonds’ prices. Several of these positions were in the transportation sector, where the COVID-19 crisis created near-term (and, we believe, temporary) financial challenges for various issuers. The Fund’s exposure to New York’s Metropolitan Transportation Authority bonds detracted from performance, reflecting a decline in ridership. These holdings generated a roughly flat total return for the Fund, lagging the index. Similarly, the Fund’s position in bonds of Brightline (formerly known as Virgin Trains USA) , a South Florida high-speed passenger rail project, detracted from performance. These securities trailed the index by several percentage points, reflecting the fact that its service has been suspended since March 2020 due to the COVID-19 crisis.
The Fund also experienced underperformance in the industrial development revenue bond sector, led by a poor performing position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the size of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While we continue to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund in relative terms.
7

Portfolio Managers’ Comments (continued)
Various securities made positive relative contributions for the Fund. For example, we benefited from our holdings in longer dated tobacco and housing bonds, both of which outperformed the index during the reporting period. We also saw strength from various tax supported issues, highlighted by Chicago general obligation debt, Chicago Board of Education bonds, New Jersey state debt, Puerto Rico sales tax bonds and Oklahoma school district issues.
Credit quality and sector positioning also contributed to relative performance. With credit positioning, the Fund benefited from overweightings in lower investment grade credit tiers, A and BBB, which outperformed their higher grade counterparts. In terms of sector allocation, overweightings in the tobacco and industrial development revenue sectors contributed in light of their relative outperformance. An underweighting in the lagging education sector also helped. In contrast, overweightings in two categories that lagged the index, health care and housing, detracted.
Coming into this reporting period, the Fund was experiencing substantial investment outflows in a volatile market environment. To satisfy these shareholder redemptions, we were selling higher quality, shorter duration bonds, which were maintaining more of their value than comparable lower quality, longer dated issues.
As the reporting period began, the market was beginning a steady recovery that lasted throughout the reporting period. The environment of investment outflows in the municipal bond marketplace turned to one of significant inflows. To restore the Fund’s positioning to more closely resemble where it had stood prior to the COVID-19 crisis, we took advantage of shifting market conditions to purchase a greater proportion of higher quality bonds. Given that bonds of mid-investment grade quality were offering yields we saw as unattractive due to heightened demand in the marketplace, we were seeing better value potential from more highly rated issues and chose to focus our purchases there.
New bond acquisitions took place across the maturity spectrum, and we offset many of our longer dated purchases with short-term notes, which offered yields comparable to similar short maturity municipal bonds but with significantly less credit risk, in our opinion. Other areas of purchase activity during the reporting period included various tax supported loans, and we also acquired a number of bonds in the housing sector, offering higher quality, attractive yields and good underlying credit fundamentals.
Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Short-Intermediate Index for the six-month reporting period ended September 30, 2020.
Overall, security selection detracted from Fund performance. In particular, several transportation sector holdings experienced near-term financial challenges related to the COVID-19 crisis, even as we ultimately saw these challenges as temporary. Fund holdings included New York Metropolitan Transportation Authority bonds, which experienced a sharp decline in ridership, and Brightline (formerly known as Virgin Trains USA), a South Florida high-speed passenger rail project that suspended its service in March 2020. Both holdings produced a modestly positive total return for these six months that nevertheless trailed the index.
The Fund also experienced underperformance in the industrial development revenue bond sector, led by a poor performing position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the size of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While we continue to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund in relative terms.
In terms of individual security selection, relative contributors included long-dated tobacco and housing bond holdings, which outperformed the index. Various lower rated tax supported bonds also added value, which included the Chicago Board of Education, Chicago general obligation, New Jersey state, Puerto Rico sales tax and Oklahoma school district bonds. In contrast, security selection in the education sector hurt results, particularly shorter dated, more highly rated issues, which underperformed the index.
8

Credit quality and sector positioning were the largest positive performance drivers for the Fund. Overweightings in the A and BBB rated tiers of the market added value, as bonds in these lower investment grade categories outperformed higher quality bonds during the reporting period.
From a sector standpoint, relative overweightings in the outperforming tobacco and industrial development revenue bond sectors contributed to results. We also benefited from underweightings in pre-refunded and tax supported debt, since both sectors trailed the index. One notable detractor, however, was the Fund’s overweighting in single-family housing bonds. As all-time-low interest rates led to a significant increase in mortgage refinancing activity, investors in housing debt saw the bonds’ expected average lives decrease.
The Fund’s favorable duration (interest) and yield curve positioning contributed to performance, helped by the Fund’s relative overweighting in longer duration bonds, especially those with durations of eight years and longer. Partly offsetting this positive contribution was a simultaneous overweight in shorter maturity bonds, particularly those with durations between zero and two years, which was an underperforming segment of the yield curve.
Throughout the reporting period, the Fund received a steady stream of new investment inflows. This led us to be active buyers of municipal bonds. New purchases often prioritized higher quality bonds with an emphasis on the AAA and AA credit tiers, where we have tended to find better values as credit spreads continued to narrow.
Our purchases of new bonds took place across various sectors and included the tobacco debt, single-family housing bonds and tax supported sectors. In the tax supported sector, the Fund acquired several short-term notes during the third quarter 2020, at a time we believed they were offering especially good value despite their low nominal yields. We also purchased a number of investor-owned utilities, allowing us to partly replenish a decline in exposure to the sector due to recent bond maturities. We also selectively sold certain transportation bonds.
Nuveen Short Term Municipal Bond Fund
The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short Index for the six-month reporting period ended September 30, 2020.
Relative to the index, the Fund’s duration (interest rate) and yield curve positioning added value. Within our short-term investment universe, longer dated bonds collectively outperformed their shorter term counterparts. During the reporting period, the Fund’s duration grew and finished the reporting period slightly longer that of the index. Such a stance was helpful in an environment of falling interest rates. From a yield curve standpoint, our overweight in bonds with effective durations of more than four years lifted relative performance. Tempering that result, however, was the Fund’s cash balance combined with an overweight in bonds maturing in less than a year; both categories underperformed the index.
The Fund’s credit positioning was another positive performance factor. In an environment of narrowing credit spreads, lower rated bonds collectively outperformed higher quality issues. The Fund’s overweight in lower investment grade bonds (rated A and BBB) helped results, as did the Fund’s exposure to the below investment grade BB credit tier of the market.
The Fund’s sector positioning benefited from an underweighting in pre-refunded bonds. This allocation added value, given these securities’ relative underperformance. The Fund also benefited from overweights in the health care and transportation sectors. We further enjoyed favorable security selection in both groups. Overweights in prepaid gas and tobacco bonds also boosted relative performance.
New shareholder inflows were somewhat muted in the first half of this reporting period but accelerated in the second half of the reporting period. These inflows, along with bond maturities and existing cash in the portfolio, provided the Fund with substantial proceeds to fund bond purchases throughout these six months. The Fund’s focus on new purchases included sectors and individual securities where credit spreads remained wider than in other areas of the market. Finding such investments became more challenging as the reporting period progressed, given the spread tightening throughout the municipal bond marketplace. Purchases included increased exposure to the health care sector and opportunities among general obligation bonds.
9

Portfolio Managers’ Comments (continued)
The Fund’s credit quality allocation remained stable, even as we incrementally added exposure to the BBB rating tier. Fund purchases were predominantly spread across bonds with maturities from zero to five years. We also found opportunities to buy slightly longer bonds in the six- to seven-year range of the yield curve. We believed these securities’ increased yield and opportunity for spread narrowing justified their modestly extended duration.
10

Risk Considerations and Dividend Information
Risk Considerations
Nuveen All-American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
11

Risk Considerations and Dividend Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
12

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen All-American Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/03/88	4.61%	2.24%	4.17%	4.86%	0.70%
Class A Shares at maximum Offering Price	10/03/88	0.25%	(2.02)%	3.29%	4.42%	-
S&P Municipal Bond Index	-	3.78%	3.85%	3.80%	4.04%	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	4.24%	2.69%	3.54%	3.79%	-
Class C2 Shares	6/02/93	4.40%	1.76%	3.61%	4.30%	1.25%
Class I Shares	2/06/97	4.78%	2.53%	4.38%	5.07%	0.50%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.27%	1.50%	3.33%	4.07%	1.50%
Class R6 Shares	6/30/16	4.78%	2.55%	N/A	3.39%	0.47%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	3.70%
14

Nuveen Intermediate Duration Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/13/95	3.73%	2.70%	3.39%	3.45%	0.65%
Class A Shares at maximum Offering Price	6/13/95	0.58%	(0.35)%	2.77%	3.13%	-
S&P Municipal Bond Intermediate Index	-	4.04%	4.29%	3.64%	3.80%	-
Lipper Intermediate Municipal Debt Funds Classification Average	-	4.04%	3.01%	2.90%	3.04%	-
Class C2 Shares	6/13/95	3.43%	2.12%	2.81%	2.88%	1.20%
Class I Shares	11/29/76	3.82%	2.89%	3.60%	3.65%	0.45%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.30%	1.87%	2.55%	2.72%	1.45%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.14%
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Limited Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/19/87	3.37%	2.81%	2.24%	2.25%	0.62%
Class A Shares at maximum Offering Price	10/19/87	0.81%	0.22%	1.73%	2.00%	-
S&P Municipal Bond Short-Intermediate Index	-	3.43%	3.74%	2.47%	2.48%	-
Lipper Short-Intermediate Municipal Debt Funds Classification Average	-	3.33%	2.99%	2.08%	2.04%	-
Class C2 Shares	12/01/95	3.19%	2.44%	1.89%	1.90%	0.97%
Class I Shares	2/06/97	3.47%	2.93%	2.44%	2.46%	0.42%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.97%	2.00%	1.43%	1.39%	1.42%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.00%
16

Nuveen Short Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/25/02	2.47%	2.06%	1.37%	1.45%	0.69%
Class A Shares at maximum Offering Price	10/25/02	(0.12)%	(0.49)%	0.86%	1.19%	-
S&P Municipal Bond Short Index	-	2.25%	2.76%	1.70%	1.52%	-
Lipper Short Municipal Debt Funds Classification Average	-	1.90%	1.85%	1.36%	1.15%	-
Class I Shares	10/25/02	2.58%	2.29%	1.58%	1.66%	0.49%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.07%	1.27%	0.56%	0.50%	1.49%
Class C2 Shares	8/31/11	2.29%	1.70%	1.03%	1.00%	1.04%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.00%
17

Yields    as of September 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.01%	2.33%	2.58%	3.33%	3.33%
SEC 30-Day Yield	1.92%	1.21%	1.48%	2.23%	2.20%
Taxable-Equivalent Yield(40.8%)[2]	3.24%	2.04%	2.49%	3.76%	3.71%
Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.21%	1.45%	1.71%	2.46%
SEC 30-Day Yield	1.11%	0.35%	0.59%	1.34%
Taxable-Equivalent Yield(40.8%)[2]	1.87%	0.59%	0.99%	2.26%
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.92%	1.17%	1.60%	2.14%
SEC 30-Day Yield	0.51%	(0.27)%	0.17%	0.72%
Taxable-Equivalent Yield(40.8%)[2]	0.86%	(0.46)%	0.29%	1.22%
18

Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.32%	0.53%	1.00%	1.53%
SEC 30-Day Yield	0.11%	(0.68)%	(0.24)%	0.31%
Taxable-Equivalent Yield(40.8%)[2]	0.19%	(1.15)%	(0.41)%	0.52%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.
19

Holding Summaries    as of September 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen All-American Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.1%
Common Stocks	0.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations	103.8%
Floating Rate Obligations	(3.8)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.9%
AAA	3.4%
AA	28.8%
A	29.2%
BBB	15.2%
BB or Lower	8.7%
N/R (not rated)	10.6%
N/A (not applicable)	0.2%
Total	100%
Portfolio Composition (% of total investments)
Transportation	22.6%
Tax Obligation/Limited	16.1%
Health Care	15.9%
Tax Obligation/General	11.8%
Utilities	7.1%
Education and Civic Organizations	7.0%
Water and Sewer	6.4%
Other	13.1%
Total	100%
States and Territories (% of total municipal bonds)
California	17.7%
New York	14.1%
Illinois	7.8%
Texas	5.7%
Colorado	5.6%
Florida	5.5%
Missouri	3.5%
Pennsylvania	3.5%
Wisconsin	2.9%
Indiana	2.3%
New Jersey	2.2%
Puerto Rico	2.0%
Kentucky	2.0%
Arizona	2.0%
Massachusetts	2.0%
Washington	2.0%
Other [1]	19.2%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.
20

Nuveen Intermediate Duration Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.2%
Common Stocks	0.7%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.1%
AAA	6.5%
AA	29.6%
A	28.6%
BBB	16.8%
BB or Lower	5.1%
N/R (not rated)	7.6%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Health Care	16.5%
Transportation	15.2%
Utilities	14.4%
Tax Obligation/Limited	14.4%
Tax Obligation/General	12.2%
Housing/Single Family	6.2%
U.S. Guaranteed	5.0%
Other	16.1%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	11.2%
New York	6.6%
California	5.9%
Texas	5.9%
Pennsylvania	5.8%
Florida	4.8%
New Jersey	4.4%
Indiana	3.4%
Ohio	3.1%
Washington	2.6%
Louisiana	2.6%
Colorado	2.6%
Alabama	2.2%
Virginia	2.2%
Arizona	2.1%
Puerto Rico	2.0%
Georgia	2.0%
Connecticut	1.9%
Kentucky	1.8%
Oklahoma	1.8%
Maryland	1.6%
Wisconsin	1.4%
Nebraska	1.4%
Tennessee	1.4%
Other [1]	19.3%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.
21

Holding Summaries    as of September 30, 2020 (continued)
Nuveen Limited Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	93.7%
Common Stocks	0.9%
Short-Term Municipal Bonds	4.4%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.5%
AAA	12.5%
AA	32.9%
A	29.3%
BBB	12.1%
BB or Lower	2.4%
N/R (not rated)	8.4%
N/A (not applicable)	0.9%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	18.2%
Tax Obligation/General	17.9%
Utilities	16.2%
Health Care	15.7%
Transportation	9.3%
Housing/Single Family	4.4%
Other	18.3%
Total	100%
States and Territories (% of total municipal bonds)
New York	8.3%
Illinois	8.2%
Texas	7.0%
Ohio	5.2%
Pennsylvania	5.2%
California	5.0%
Florida	4.6%
New Jersey	4.3%
Louisiana	4.2%
Connecticut	3.5%
Kentucky	2.6%
Oklahoma	2.5%
Washington	2.4%
Indiana	2.3%
Michigan	2.3%
Massachusetts	2.0%
Colorado	1.9%
Alabama	1.9%
Arizona	1.8%
Georgia	1.7%
Virginia	1.7%
Puerto Rico	1.5%
Other [1]	19.9%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.
22

Nuveen Short Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	89.9%
Common Stocks	0.0%
Short-Term Municipal Bonds	8.9%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.9%
AAA	14.8%
AA	32.3%
A	37.3%
BBB	7.0%
BB or Lower	1.6%
N/R (not rated)	6.0%
N/A (not applicable)	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	20.0%
Health Care	19.2%
Tax Obligation/General	18.3%
Utilities	12.3%
Tax Obligation/Limited	8.2%
Industrials	4.5%
Other	17.5%
Total	100%
States and Territories (% of total municipal bonds)
Texas	17.4%
Minnesota	8.9%
Illinois	6.6%
New Jersey	4.4%
Florida	4.4%
Colorado	4.3%
California	4.2%
Alabama	3.9%
Arizona	3.7%
Missouri	3.6%
New York	3.5%
Washington	3.5%
Wisconsin	3.2%
Pennsylvania	2.1%
Nevada	1.8%
Virginia	1.7%
Georgia	1.6%
New Mexico	1.6%
Other [1]	19.6%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.
23

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2020.
The beginning of the period is April 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.07	$1,042.71	$1,044.01	$1,047.82	$1,047.82
Expenses Incurred During the Period	$ 3.39	$ 7.48	$ 6.20	$ 2.21	$ 2.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.76	$1,017.75	$1,019.00	$1,022.91	$1,022.76
Expenses Incurred During the Period	$ 3.35	$ 7.38	$ 6.12	$ 2.18	$ 2.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.66%, 1.46%, 1.21%, 0.43% and 0.46% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
24

Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.31	$1,033.03	$1,034.31	$1,038.17
Expenses Incurred During the Period	$ 3.32	$ 7.39	$ 6.12	$ 2.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.81	$1,017.80	$1,019.05	$1,022.81
Expenses Incurred During the Period	$ 3.29	$ 7.33	$ 6.07	$ 2.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.45%, 1.20% and 0.45% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.74	$1,029.73	$1,031.88	$1,034.74
Expenses Incurred During the Period	$ 3.11	$ 7.17	$ 4.89	$ 2.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.01	$1,018.00	$1,020.26	$1,023.01
Expenses Incurred During the Period	$ 3.09	$ 7.13	$ 4.86	$ 2.08
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.61%, 1.41%, 0.96% and 0.41% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.69	$1,020.72	$1,022.90	$1,025.77
Expenses Incurred During the Period	$ 3.50	$ 7.55	$ 5.27	$ 2.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.61	$1,017.60	$1,019.85	$1,022.61
Expenses Incurred During the Period	$ 3.50	$ 7.54	$ 5.27	$ 2.48
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.04% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
25

Nuveen All-American Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.4%
	MUNICIPAL BONDS – 102.1%
	Alabama – 1.0%
	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A:
$ 3,500	4.000%, 7/01/38	7/28 at 100.00	Aa3	$3,569,405
3,500	4.000%, 7/01/43	7/28 at 100.00	Aa3	3,524,395
2,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B-	1,808,260
4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	4,692,556
4,500	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 0.000%, 10/01/50 (4)	10/23 at 105.00	BBB	4,440,825
2,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.500%, 10/01/53	10/23 at 105.00	BBB	3,295,740
14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A	19,788,158
500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	515,890
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,541,467
7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,845,304
55,475	Total Alabama			64,022,000
	Alaska – 0.2%
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
2,000	4.000%, 4/01/30	4/29 at 100.00	A+	2,356,200
2,045	4.000%, 4/01/31	4/29 at 100.00	A+	2,394,777
2,000	4.000%, 4/01/32	4/29 at 100.00	A+	2,327,260
615	4.000%, 4/01/34	4/29 at 100.00	A+	708,566
3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	A+	4,844,116
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	10/20 at 100.00	B3	2,000,600
12,515	Total Alaska			14,631,519
	Arizona – 2.1%
1,500	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	1,478,580
26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
$ 1,100	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	$1,175,152
1,000	5.375%, 7/01/50, 144A	7/26 at 100.00	BB	1,073,100
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,302,963
4,625	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A, 3.000%, 2/01/45 (UB) (WI/DD, Settling 10/08/20) (5)	2/30 at 100.00	A1	4,729,618
585	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	BB+	573,984
3,045	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,211,044
9,405	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	10,857,884
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,150	4.000%, 7/01/29, 144A	No Opt. Call	Ba2	1,201,923
1,175	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,255,570
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,516,400
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,118,765
4,010	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (6)	10/23 at 100.00	AA-	3,974,552
2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	3,075,525
185	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	202,919
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
1,930	5.000%, 7/01/28	No Opt. Call	A2	2,272,131
3,340	5.000%, 7/01/29	No Opt. Call	A2	3,943,070
3,560	5.000%, 7/01/30	7/29 at 100.00	A2	4,146,332
5,775	5.000%, 7/01/31	7/29 at 100.00	A2	6,687,508
1,500	5.000%, 7/01/33	7/29 at 100.00	A2	1,716,165
1,000	5.000%, 7/01/38	7/29 at 100.00	A2	1,117,530
7,365	5.000%, 7/01/39	7/29 at 100.00	A2	8,194,667
7,295	4.000%, 7/01/45	7/29 at 100.00	A2	7,454,906
7,200	5.000%, 7/01/45	7/29 at 100.00	A2	7,914,096
27

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
$ 1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	$2,295,299
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,216,180
320	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	327,987
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,044,400
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
2,205	6.000%, 7/01/33	11/20 at 102.00	BB-	2,251,129
2,325	6.000%, 7/01/43	11/20 at 102.00	BB-	2,357,945
195	6.000%, 7/01/48	11/20 at 102.00	BB-	197,502
440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	11/20 at 102.00	BB-	449,680
400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	417,664
3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (7)	3,846,901
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,277,510
13,155	5.000%, 12/01/32	No Opt. Call	A3	17,190,822
7,675	5.000%, 12/01/37	No Opt. Call	A3	10,368,157
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,643,717
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,098,220
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,115,884
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,043,750
118,520	Total Arizona			137,337,131
	Arkansas – 0.6%
18,840	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	19,070,036
9,730	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B	9,770,866
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-1:
$ 1,300	5.000%, 9/01/37	9/30 at 100.00	BBB+	$1,575,314
1,000	5.000%, 9/01/38	9/30 at 100.00	BBB+	1,207,600
1,700	5.000%, 9/01/40	9/30 at 100.00	BBB+	2,039,864
4,000	5.000%, 9/01/44	9/30 at 100.00	BBB+	4,744,760
36,570	Total Arkansas			38,408,440
	California – 18.1%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	16,845,094
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,976,906
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,979,920
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (7)	2,350,000
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	50,000
9,715	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47 (4)	5/40 at 100.00	Aa3	8,872,710
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA-	11,421,200
2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,207,380
20,260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	22,671,143
7,395	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	N/R	8,314,494
18,935	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	21,015,956
890	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	BBB-	1,032,658
12,675	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	2,257,418
5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	5,906,656
12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	14,367,922
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	A+	11,944,400
4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	A+	5,448,126
29

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,670	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	$1,935,330
16,400	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	18,837,040
3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,390,156
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,703,672
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,339,536
13,305	California Health Facilities Financing Authority, Revenue Bonds, PIH Health, Series 2020A, 3.000%, 6/01/47 (WI/DD, Settling 10/08/20)	6/30 at 100.00	A	13,548,215
485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	545,290
2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-	2,392,553
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	A+	2,546,571
1,940	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/49	8/29 at 100.00	AA	2,416,755
8,060	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	10,836,428
5,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	A2	5,627,750
610	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	640,073
1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,577,270
	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	544,885
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,344,468
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,828,448
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,356,275
5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,699,450
34,325	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	39,216,656
6,750	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018B, 5.000%, 6/01/48 (AMT)	6/28 at 100.00	BBB-	7,661,048
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 1,000	5.000%, 11/01/30	11/26 at 100.00	BBB-	$1,153,230
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,218,599
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A-	2,015,563
8,875	5.000%, 2/01/47	2/27 at 100.00	A-	10,144,835
12,825	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	12,683,925
3,965	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	BBB	4,131,213
640	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	BBB	736,410
1,625	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	1,893,076
1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB-	1,241,856
1,475	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	1,541,847
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	Aa3	1,007,980
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
1,000	5.000%, 5/01/31	No Opt. Call	Aa3	1,373,550
1,125	5.000%, 5/01/32	No Opt. Call	Aa3	1,566,326
33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	42,150,160
33,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	46,615,470
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
8,000	3.000%, 10/01/34	10/29 at 100.00	Aa2	8,872,160
8,075	3.000%, 10/01/35	10/29 at 100.00	Aa2	8,913,669
11,500	3.000%, 10/01/36	10/29 at 100.00	Aa2	12,616,420
1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	11/20 at 100.00	Aa2	1,405,572
12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	14,501,640
3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	Aa2	4,930,121
31

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Various Purpose Series 2020:
$ 4,125	3.000%, 11/01/41	11/30 at 100.00	Aa2	$4,455,866
3,000	3.000%, 3/01/46	3/30 at 100.00	Aa2	3,192,450
1,600	4.000%, 3/01/46	3/30 at 100.00	Aa2	1,865,824
7,750	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	8,385,345
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,202,058
3,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	3,642,545
28,630	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	30,998,846
5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	6,091,682
2,350	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/42	3/28 at 100.00	A+	2,823,760
600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	670,722
2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,412,198
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
1,000	4.000%, 9/02/28	No Opt. Call	N/R	1,089,780
700	5.000%, 9/02/40	9/30 at 100.00	N/R	801,255
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,413,760
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,029,290
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
434	5.750%, 7/01/30 (8)	11/20 at 100.00	N/R	399,849
2,792	5.750%, 7/01/35 (8)	11/20 at 100.00	N/R	2,568,727
1,054	5.500%, 7/01/39 (8)	11/20 at 100.00	N/R	969,331
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
3,390	3.000%, 6/01/37	6/28 at 100.00	AA	3,668,489
3,705	3.000%, 6/01/38	6/28 at 100.00	AA	3,997,362
3,975	3.000%, 6/01/39	6/28 at 100.00	AA	4,276,544
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (7)	431,408
6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,932,612
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	$6,219,840
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A-	1,182,364
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	6,773,200
10,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48	8/27 at 100.00	Aa3	11,301,000
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
2,440	0.000%, 8/01/40	2/30 at 73.53	Aa2	1,403,927
2,465	0.000%, 8/01/41	2/30 at 71.08	Aa2	1,366,645
2,650	0.000%, 8/01/42	2/30 at 68.75	Aa2	1,414,756
1,705	0.000%, 8/01/43	2/30 at 66.54	Aa2	878,024
1,550	0.000%, 8/01/44	2/30 at 64.38	Aa2	769,916
1,250	0.000%, 2/01/45	2/30 at 63.32	Aa2	608,725
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
6,000	5.000%, 6/01/33	6/28 at 100.00	BBB	7,320,600
3,425	5.000%, 6/01/35	6/28 at 100.00	BB+	4,129,488
6,285	5.250%, 6/01/47	6/22 at 100.00	N/R	6,491,902
96,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	10/20 at 21.26	CCC-	20,419,437
9,000	Irvine Ranch Water District, California, General Obligation Bonds, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	11,093,310
1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,950,320
2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,114,485
11,625	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	AA	12,087,442
7,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	7,400,540
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
3,000	3.000%, 8/01/42	8/29 at 100.00	Aa2	3,201,750
21,500	3.000%, 8/01/48	8/29 at 100.00	Aa2	22,703,570
	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,912,224
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,668,408
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,663,574
33

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
$ 7,500	5.000%, 5/15/44	5/29 at 100.00	Aa2	$9,238,275
7,500	5.000%, 5/15/49	5/29 at 100.00	Aa2	9,172,575
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,871,212
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,980,319
6,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A, 5.000%, 5/15/36	11/29 at 100.00	Aa2	7,646,520
15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	Aa3	17,998,504
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	Aa3	11,958,900
6,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	8,071,744
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	Aa2	9,404,175
6,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	7,468,440
12,555	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	Aa2	15,955,396
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,857,382
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	3,096,775
7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	9,252,750
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	11,297,535
7,475	5.000%, 7/01/38	1/28 at 100.00	AA+	9,292,696
15,150	5.250%, 7/01/42	1/28 at 100.00	AA+	18,900,231
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,648,602
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	21,079,833
2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,125,175
500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	523,915
1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/20 at 100.00	AA	1,008,650
1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,036,440
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB-	$2,810,753
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,333,896
2,500	6.500%, 11/01/39	No Opt. Call	A	3,955,775
30,945	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	AA	32,535,264
8,715	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	11/20 at 100.00	N/R (7)	9,547,544
	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,415,688
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,246,740
	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	621,820
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	613,870
3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA-	3,720,753
5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA-	3,351,975
15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (4)	8/36 at 100.00	AA	19,273,650
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA-	7,249,935
1,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,940,303
715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	811,489
	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A	5,145,939
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A	7,151,580
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A	5,943,650
825	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/21 at 100.00	N/R	837,565
6,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	A+	6,905,160
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	9,333,680
2,500	5.000%, 7/01/47	7/27 at 100.00	A+	2,941,200
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A+	4,186,568
35

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	$8,662,602
	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,176,566
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,322,330
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B:
5,000	5.000%, 5/01/41 (AMT)	5/26 at 100.00	A1	5,722,950
12,300	5.000%, 5/01/46 (AMT)	5/26 at 100.00	A1	13,971,570
12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A	14,714,942
3,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	3,514,950
8,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	9,548,880
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
2,515	5.000%, 5/01/45 (AMT)	5/29 at 100.00	A1	2,995,742
14,470	5.000%, 5/01/50 (AMT)	5/29 at 100.00	A1	17,130,309
13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,680,141
9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A-	10,757,993
2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,109,980
5,350	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AA+	4,554,081
440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	449,909
275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	293,956
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	526,990
3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB	3,919,475
5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	6,375,050
	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,359,607
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,277,356
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,588,346
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
$ 1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	$1,593,734
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,335,007
7,505	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aa2	6,382,252
11,250	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	11,356,987
1,151,430	Total California			1,210,841,170
	Colorado – 5.7%
2,500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	2,607,150
880	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	906,250
17,840	Aurora, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	21,614,944
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	4.000%, 12/01/29	9/24 at 103.00	N/R	504,585
1,310	5.000%, 12/01/39	9/24 at 103.00	N/R	1,348,095
1,350	5.000%, 12/01/48	9/24 at 103.00	N/R	1,374,489
575	Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-3, 0.000%, 12/01/49, 144A	6/25 at 99.64	N/R	425,167
500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	519,450
750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	776,378
6,500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017, 5.000%, 12/01/47	12/20 at 103.00	N/R	6,746,220
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	11/20 at 100.00	N/R	500,010
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
7,000	5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	7,347,410
9,000	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	9,217,710
1,890	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,950,669
1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,529,920
2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	11/20 at 100.00	BB+	2,069,626
37

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	$3,339,683
2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.125%, 12/01/39	11/20 at 100.00	AA-	2,501,475
6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	8,026,897
1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,406,944
13,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	14,898,902
4,775	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	BBB+	5,715,723
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	12,705,840
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	829,023
6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (7)	7,477,833
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	Baa1	3,234,810
1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	1,108,008
1,750	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,850,940
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,815,520
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,135,500
1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)	12/20 at 100.00	BBB+ (7)	2,011,299
850	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	805,987
500	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/39	3/25 at 103.00	N/R	516,865
1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA-	1,740,017
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,486,800
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,898,520
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,760,296
13,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	16,191,590
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA	$22,988,355
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,250	5.000%, 12/01/26	No Opt. Call	Baa2	2,465,977
3,130	5.000%, 12/01/30	12/26 at 100.00	Baa2	3,378,678
3,310	5.000%, 12/01/31	12/26 at 100.00	Baa2	3,570,927
5,005	5.000%, 12/01/33	12/26 at 100.00	Baa2	5,380,775
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	606,454
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
505	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	522,928
500	5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	512,305
11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	11,230,073
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	17,481
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	335,869
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	16,013
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	19,391
9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	9,114,525
1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,401,524
1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,061,786
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,313	5.250%, 12/01/24	No Opt. Call	N/R	2,420,948
1,365	6.000%, 12/01/38	12/24 at 100.00	N/R	1,406,687
705	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	707,334
3,600	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,611,880
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
3,000	4.625%, 12/01/29, 144A	6/24 at 103.00	N/R	3,074,400
3,160	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	3,234,797
2,240	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	2,296,426
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
3,300	4.000%, 3/01/45	3/30 at 100.00	AA	3,849,681
1,975	4.000%, 3/01/49	3/30 at 100.00	AA	2,290,921
39

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 845	Green Valley Ranch East Metropolitan District No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	N/R	$876,569
2,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,076,980
4,000	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	4,365,320
1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	1,777,507
9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	9,449,281
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,695	5.125%, 12/01/37	12/23 at 103.00	N/R	1,742,816
1,945	5.250%, 12/01/47	12/23 at 103.00	N/R	1,989,113
2,145	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 5.000%, 12/01/45	12/25 at 100.00	Aa2	2,476,939
1,470	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,488,096
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
4,950	5.000%, 12/01/39	12/24 at 103.00	N/R	5,230,170
15,845	5.000%, 12/01/49	12/24 at 103.00	N/R	16,521,581
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	713,118
3,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	3,946,880
830	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	842,425
6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,420,708
2,915	Prairie Center Metropolitan District No 3, Brighton, Colorado, Special Revenue Bonds, Park and Recreation Improvements Series 2018, 5.125%, 12/15/42	12/23 at 103.00	N/R	2,993,413
4,250	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	4,349,747
2,500	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	2,633,400
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,778,859
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,671,364
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,175	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	$1,187,478
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	11/20 at 100.00	Baa3	1,026,332
4,265	6.000%, 1/15/41	11/20 at 100.00	Baa3	4,273,445
500	Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40, 144A	9/25 at 100.00	N/R	511,920
2,380	South Sloan?s Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/44 – AGM Insured	12/29 at 100.00	AA	2,662,554
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
555	4.000%, 12/01/29	12/24 at 103.00	N/R	559,040
500	5.000%, 12/01/38	12/24 at 103.00	N/R	514,195
575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa1	665,465
1,310	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,340,680
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	816,915
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,860	4.375%, 12/01/30	9/24 at 103.00	N/R	1,883,362
2,070	5.000%, 12/01/39	9/24 at 103.00	N/R	2,123,406
3,640	5.000%, 12/01/49	9/24 at 103.00	N/R	3,686,519
5,585	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	5,955,174
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
500	5.125%, 12/01/34	12/23 at 103.00	N/R	520,450
2,000	5.375%, 12/01/39	12/23 at 103.00	N/R	2,088,900
5,000	5.500%, 12/01/48	12/23 at 103.00	N/R	5,206,650
2,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	2,732,238
347,573	Total Colorado			379,511,689
	Connecticut – 0.6%
3,065	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2019Q-2, 5.000%, 11/01/30	11/29 at 100.00	A1	4,003,963
41

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	$878,051
4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	4,660,065
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,040,710
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA-	12,800,700
1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	1,978,410
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A:
2,500	4.000%, 5/01/36	5/30 at 100.00	A+	2,921,800
2,550	4.000%, 5/01/39	5/30 at 100.00	A+	2,947,672
6,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	6,991,855
1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	1,860,606
35,450	Total Connecticut			40,083,832
	Delaware – 0.2%
1,285	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	11/20 at 100.00	Baa2	1,288,457
1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB	1,037,340
	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018:
1,905	4.375%, 6/01/48	12/28 at 100.00	BBB	2,064,086
8,300	5.000%, 6/01/48	12/28 at 100.00	BBB	9,517,195
600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BB+	566,046
13,090	Total Delaware			14,473,124
	District of Columbia – 0.5%
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A:
440	5.000%, 10/01/38	10/29 at 100.00	AA+	575,062
1,100	5.000%, 10/01/39	10/29 at 100.00	AA+	1,433,278
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2019B:
1,205	5.000%, 10/01/36	10/29 at 100.00	AA+	1,585,394
1,355	5.000%, 10/01/37	10/29 at 100.00	AA+	1,776,663
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 1,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/38	10/29 at 100.00	A-	$1,836,661
2,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	2,081,640
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	Aa3	10,393,537
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	Aa3	3,669,810
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	Aa3	3,652,800
3,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	Aa3	4,370,835
25,705	Total District of Columbia			31,375,680
	Florida – 5.4%
6,320	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	A	7,074,734
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	325,278
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,466,451
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	11/20 at 100.00	BBB	1,253,550
430	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	11/20 at 100.00	N/R	430,181
5,530	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT)	10/29 at 100.00	A1	6,064,032
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
4,345	5.000%, 9/01/44	9/29 at 100.00	A1	5,187,973
9,735	5.000%, 9/01/49	9/29 at 100.00	A1	11,585,039
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (7)	6,280,560
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
1,085	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	1,166,993
245	5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	260,741
8,450	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	8,902,835
2,845	5.000%, 12/15/55, 144A	7/26 at 100.00	N/R	2,989,953
	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	CCC+	1,030,275
1,380	5.000%, 7/01/50	7/25 at 100.00	CCC+	947,066
15,660	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	6,126,975
43

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
$ 500	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	$515,935
565	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	598,250
610	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	638,511
7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	7,927,462
6,130	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	6,728,411
1,125	Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,291,185
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,071,110
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,145	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,347,123
2,235	4.000%, 8/15/45 – AGM Insured (UB) (5)	2/30 at 100.00	AA	2,486,415
2,750	4.000%, 8/15/50	2/30 at 100.00	BBB+	2,996,813
2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,009,574
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	2,137,560
1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,738,775
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
465	5.500%, 6/15/22, 144A	No Opt. Call	N/R	474,347
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	520,880
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,139,127
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,254,000
1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,608,585
315	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A	9/27 at 100.00	N/R	333,950
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
37,800	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	32,738,958
2,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	1,733,220
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	441,878
1,450	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	1,421,044
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27 (Pre-refunded 4/01/22)	4/22 at 100.00	A- (7)	$7,277,088
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,327,709
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,097,740
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,280,260
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	873,944
3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA-	3,506,289
6,000	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/45	11/29 at 100.00	A	6,597,900
	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,748,651
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,818,770
635	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	11/20 at 100.00	BB-	635,546
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB-	890,129
1,375	5.750%, 6/15/42	6/22 at 100.00	BB-	1,393,755
6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)	11/24 at 100.00	N/R (7)	8,206,275
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	11/20 at 100.00	A-	886,867
9,500	4.200%, 12/15/25 (AMT), 144A	11/20 at 100.00	A-	9,505,795
6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,191,906
7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA-	7,988,514
860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	1,022,996
12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,822,545
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
6,990	5.000%, 7/01/46	7/29 at 100.00	AA	8,800,060
7,575	5.000%, 7/01/47	7/29 at 100.00	AA	9,526,168
22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (7)	24,293,122
45

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	$9,057,375
	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	BBB	556,342
625	5.000%, 6/01/32	6/21 at 100.00	BBB	631,931
750	5.000%, 6/01/36	6/21 at 100.00	BBB	756,938
875	5.125%, 6/01/42	6/21 at 100.00	BBB	882,543
325	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	BBB+	391,264
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
615	5.000%, 7/01/29	No Opt. Call	N/R	681,309
180	5.000%, 7/01/39	7/29 at 100.00	N/R	202,203
5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A-	6,142,940
1,006	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,073,865
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
5,000	5.250%, 11/15/39	11/26 at 103.00	N/R	4,640,850
1,015	5.500%, 11/15/49	11/26 at 103.00	N/R	926,035
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA-	6,102,600
3,655	5.000%, 8/15/47	8/27 at 100.00	AA-	4,280,005
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A-	554,560
	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A:
12,042	0.000%, 9/01/45	9/30 at 54.56	A+	4,815,957
12,785	0.000%, 9/01/49	9/30 at 46.08	A+	4,297,166
14,572	0.000%, 9/01/53	9/30 at 38.62	A+	4,091,963
35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,081
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
440	4.000%, 7/01/38	7/30 at 100.00	A2	503,215
445	4.000%, 7/01/45	7/30 at 100.00	A2	498,578
12,685	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/42	7/28 at 100.00	A+	14,383,902
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (4)	5/22 at 100.00	N/R	165,039
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	11/20 at 100.00	N/R	$2
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	11/20 at 100.00	N/R	5
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	11/20 at 100.00	N/R	393,501
270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	11/20 at 100.00	N/R	188,663
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	11/20 at 100.00	N/R	3
3,055	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	3,291,426
250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	260,520
1,490	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,537,203
	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A+	2,824,774
3,000	5.000%, 10/15/47	10/27 at 100.00	A+	3,534,780
13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A-	14,648,140
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	505,006
930	5.500%, 5/01/46	5/28 at 100.00	N/R	1,015,030
373,515	Total Florida			362,810,492
	Georgia – 0.8%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	2,089,675
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	835,670
3,000	Atlanta Development Authority, Georgia, Student Housing Facilities Revenue Bonds, ADA/CAU Partners, Inc Project at Clark Atlanta University, Series 2004A, 6.000%, 7/01/36 – ACA Insured	11/20 at 100.00	N/R	3,000,480
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT)	7/29 at 100.00	Aa3	2,260,760
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	A+ (7)	10,278,700
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
1,250	5.000%, 1/01/35	7/28 at 100.00	A	1,556,062
700	5.000%, 1/01/36	7/28 at 100.00	A	868,035
47

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 940	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	$1,040,599
1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (7)	1,009,580
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,016,746
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,288,560
5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	6,106,150
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B:
1,000	4.000%, 9/01/38	9/30 at 100.00	AA	1,200,970
2,000	4.000%, 9/01/39	9/30 at 100.00	AA	2,393,780
2,000	4.000%, 9/01/40	9/30 at 100.00	AA	2,386,040
1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,644,076
13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	14,244,909
49,060	Total Georgia			53,220,792
	Guam – 0.1%
1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,049,315
2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,010,700
1,475	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	1,783,349
965	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	Ba1	1,013,260
1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,703,444
7,070	Total Guam			7,560,068
	Hawaii – 0.1%
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA-	1,646,190
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,028,860
4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	5,166,211
7,045	Total Hawaii			7,841,261
	Idaho – 0.2%
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,400,303
205	5.000%, 9/01/37	9/26 at 100.00	BB+	228,985
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
$ 2,435	5.000%, 3/01/36	9/28 at 100.00	A-	$2,988,865
2,250	5.000%, 3/01/37	9/28 at 100.00	A-	2,752,088
2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB-	2,199,860
9,190	Total Idaho			10,570,101
	Illinois – 8.0%
1,330	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, School Series 2017, 5.000%, 2/01/36 – AGM Insured	2/27 at 100.00	AA	1,597,928
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (7)	1,368,828
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	743,761
	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,161,466
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,394,646
67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	78,555,294
625	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB	634,819
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB	1,286,916
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
4,540	5.000%, 12/01/34	12/22 at 100.00	BB	4,662,943
3,000	4.000%, 12/01/35	12/22 at 100.00	BB	3,015,810
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB	2,186,560
35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB	41,508,312
3,475	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.250%, 12/01/35	No Opt. Call	AAA	5,004,035
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
1,250	5.000%, 12/01/45 (UB) (5)	12/29 at 100.00	A+	1,488,225
2,220	4.000%, 12/01/50 (UB) (5)	12/29 at 100.00	A+	2,405,548
1,815	5.000%, 12/01/55 (UB) (5)	12/29 at 100.00	A+	2,135,674
2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	2,224,488
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49	12/24 at 100.00	AA	5,635,950
12,500	5.250%, 12/01/49 (UB) (5)	12/24 at 100.00	AA	14,089,875
49

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,414	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	$1,431,321
7,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012B, 5.000%, 1/01/31 (AMT)	1/22 at 100.00	A	7,331,520
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2020A:
2,390	4.000%, 1/01/35 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	2,733,993
5,000	4.000%, 1/01/36 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	5,693,550
3,000	4.000%, 1/01/38 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	3,389,730
3,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,584,051
900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	919,755
8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,631,349
920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	970,168
13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,365,853
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	401,172
5,660	5.000%, 1/01/40	1/21 at 100.00	BBB+	5,676,584
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,011,580
7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,867,322
1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,345,252
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,375,961
935	5.000%, 1/01/25	No Opt. Call	BBB+	993,166
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,643,525
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	727,313
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,222,872
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A:
50	5.000%, 1/01/27	No Opt. Call	BBB+	53,853
6,000	5.000%, 1/01/30	No Opt. Call	BBB+	6,511,440
2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,300,254
715	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	745,545
3,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31 (AMT)	1/24 at 100.00	A	3,307,320
4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	4,457,938
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
$ 1,000	0.000%, 2/01/35 (Pre-refunded 2/01/21)	2/21 at 38.17	AA- (7)	$381,340
750	0.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 35.47	AA- (7)	265,830
7,595	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020, 3.000%, 5/15/47	5/30 at 100.00	A1	7,631,608
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A	5,542,450
1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,447,768
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
2,450	4.000%, 10/01/40	10/30 at 100.00	BBB+	2,686,400
3,140	4.000%, 10/01/50	10/30 at 100.00	BBB+	3,372,894
1,450	4.000%, 10/01/55	10/30 at 100.00	BBB+	1,551,108
2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,482,743
1,200	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010, 6.125%, 5/15/27	11/20 at 100.00	BBB-	1,203,060
3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	4,120,481
10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	12,376,045
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,645	5.000%, 8/15/32	8/30 at 100.00	AA-	2,172,963
1,250	5.000%, 8/15/33	8/30 at 100.00	AA-	1,637,362
9,780	3.250%, 8/15/49 (UB) (5)	8/30 at 100.00	AA-	10,306,653
10,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 3.000%, 5/15/50 (UB) (WI/DD, Settling 10/01/20) (5)	11/30 at 100.00	A	9,814,100
10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,119,308
1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	11/20 at 100.00	AA-	1,549,094
895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-	984,330
20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA-	21,611
1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	A3	1,251,468
4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA-	4,149,720
51

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA- (7)	$1,529,115
4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	9/19 at 100.00	AA+	4,007,440
7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,170,970
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/24	No Opt. Call	BBB-	5,383,850
1,560	5.000%, 12/01/32	12/27 at 100.00	BBB-	1,658,140
3,625	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB-	3,522,847
7,985	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/31	3/22 at 100.00	BBB-	8,136,396
11,065	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	12,158,554
	Illinois State, General Obligation Bonds, November Series 2017D:
11,625	5.000%, 11/01/27	No Opt. Call	BBB-	12,618,821
3,000	5.000%, 11/01/28	11/27 at 100.00	BBB-	3,227,340
	Illinois State, General Obligation Bonds, Refunding September Series 2018A:
2,000	5.000%, 10/01/28	No Opt. Call	BBB-	2,208,780
3,500	5.000%, 10/01/33	10/28 at 100.00	BBB-	3,718,190
500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/27	3/22 at 100.00	BBB-	512,240
1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB-	1,506,888
5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	BBB+	5,099,500
875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	899,570
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
1,280	5.000%, 6/15/23	6/22 at 100.00	BBB	1,344,115
10,180	5.000%, 6/15/52	6/22 at 100.00	BBB	10,434,602
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,764,716
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
5,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,403,900
7,000	5.000%, 6/15/50	12/29 at 100.00	BBB	7,774,970
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,500	0.000%, 12/15/52 – BAM Insured	No Opt. Call	AA	774,475
1,225	5.000%, 6/15/53	12/25 at 100.00	BBB	1,307,136
8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,913,934
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	6,293,300
22,500	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	12,263,175
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	$2,054,593
845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	877,904
3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,012,535
4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,528,546
3,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A, 5.000%, 1/01/30	No Opt. Call	AA-	3,751,980
1,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 5.000%, 1/01/36	1/28 at 100.00	AA-	1,164,600
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,598,309
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	4,035,525
5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,268,050
7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A-	8,154,534
507,055	Total Illinois			535,941,341
	Indiana – 2.3%
695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A (8)	1/24 at 104.00	N/R	687,133
6,495	IIndiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA-	7,924,030
5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,223,240
1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	11/20 at 100.00	B	1,402,772
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,583,207
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,126,542
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,859,698
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,296,251
5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A2	5,380,650
3,600	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A2	3,882,168
1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,745,911
53

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	$3,070,170
6,250	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (AMT)	7/23 at 100.00	A-	6,677,125
9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A-	9,796,190
15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,785,288
8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,202,560
2,200	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	AA+	2,608,100
	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A:
6,490	5.000%, 2/01/44	2/29 at 100.00	AAA	8,082,906
23,520	5.000%, 2/01/49	2/29 at 100.00	AAA	28,980,168
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	11/20 at 100.00	N/R	3,000,180
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	1,600,288
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,461,194
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,621,433
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
240	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	256,980
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	10,337,350
5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,347,250
137,020	Total Indiana			153,938,784
	Iowa – 0.4%
4,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	AA-	4,313,920
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	2,042,440
2,485	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,520,088
10,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	10,952,057
1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	1,056,656
3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	4,088,717
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	11/20 at 100.00	B-	$ 2,075,123
25,840	Total Iowa			27,049,001
	Kansas – 0.1%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,620,885
1,320	5.000%, 12/01/41	12/26 at 100.00	Ba1	1,410,341
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
1,500	5.000%, 3/01/44	3/29 at 100.00	BB+	1,521,030
3,500	5.000%, 3/01/49	3/29 at 100.00	BB+	3,541,370
725	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	11/20 at 100.00	BBB	725,022
8,545	Total Kansas			8,818,648
	Kentucky – 2.1%
230	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	244,573
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
2,545	5.000%, 9/01/43	9/28 at 100.00	A2	2,851,952
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	2,900,456
6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A2	6,486,430
6,565	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured (UB) (5)	12/27 at 100.00	AA	7,689,650
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,745	5.000%, 7/01/27	7/25 at 100.00	BBB+	3,019,335
2,100	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,255,757
5,655	5.000%, 7/01/37	7/25 at 100.00	BBB+	6,022,179
2,050	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,155,349
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Refunding Series 2020A Forward Delivery:
1,000	5.000%, 9/01/34	9/29 at 100.00	Baa1	1,232,260
725	5.000%, 9/01/35	9/29 at 100.00	Baa1	888,314
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,427,420
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	3,022,900
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,820,920
55

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A:
$ 1,000	4.000%, 11/01/35	11/28 at 100.00	A1	$1,145,130
1,250	4.000%, 11/01/36	11/28 at 100.00	A1	1,422,775
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	AA	3,224,700
	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,825,109
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	3,087,089
5,415	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43	10/29 at 100.00	A+	5,543,769
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	5,129,400
12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	14,080,207
8,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 1.400%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR * 67% reference rate + 1.300% spread) (6)	3/25 at 100.00	A	8,084,400
35,940	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	42,257,174
1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	1,652,560
123,570	Total Kentucky			138,469,808
	Louisiana – 1.1%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
2,770	5.000%, 12/01/25	No Opt. Call	BB+	3,076,528
1,455	5.000%, 12/01/26	No Opt. Call	BB+	1,633,514
1,525	5.000%, 12/01/27	No Opt. Call	BB+	1,728,130
1,605	5.000%, 12/01/28	No Opt. Call	BB+	1,829,764
2,930	5.000%, 12/01/29	No Opt. Call	BB+	3,361,501
1,700	5.000%, 12/01/34	12/29 at 100.00	BB+	1,888,700
2,625	5.000%, 12/01/39	12/29 at 100.00	BB+	2,853,979
4,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B	4,121,400
24,815	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	25,964,431
2,400	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	A	2,684,400
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,036,540
2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,273,397
56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	$1,177,176
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	2,367,260
500	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	595,150
6,425	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	7,604,823
2,930	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,209,229
4,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	4,015,560
1,650	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	1,657,969
1,135	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	1,284,945
68,545	Total Louisiana			74,364,396
	Maine – 0.3%
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2020A:
2,355	4.000%, 7/01/45	7/30 at 100.00	A+	2,675,468
2,755	4.000%, 7/01/50	7/30 at 100.00	A+	3,113,591
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,046,780
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	10,627,827
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	506,175
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,098,670
18,960	Total Maine			20,068,511
	Maryland – 0.7%
10,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	BB-	8,856,700
1,065	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	N/R	1,069,622
755	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	758,352
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A:
450	5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	488,011
900	5.000%, 6/01/49 (AMT)	6/29 at 100.00	Baa3	969,246
3,885	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	11/20 at 100.00	BB-	3,895,684
57

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,500	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	$1,493,355
14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	16,193,114
8,390	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41 (Pre-refunded 5/01/26)	5/26 at 100.00	AA (7)	10,575,931
41,295	Total Maryland			44,300,015
	Massachusetts – 2.0%
8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	6,694,206
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A:
9,000	5.000%, 1/01/33	1/29 at 100.00	A+	11,442,690
7,000	5.000%, 1/01/34	1/29 at 100.00	A+	8,861,650
2,145	5.000%, 1/01/35	1/29 at 100.00	A+	2,707,548
1,000	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	1,064,280
4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37 (8)	11/20 at 100.00	N/R	3,045,000
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,315	5.000%, 7/01/31	7/29 at 100.00	A	1,686,251
1,250	5.000%, 7/01/32	7/29 at 100.00	A	1,592,212
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,368,396
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,340,290
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
10,000	5.000%, 7/01/43	7/28 at 100.00	A	11,988,700
6,750	5.000%, 7/01/53	7/28 at 100.00	A	8,000,640
10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,557,806
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,662,630
1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,093,333
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,913,725
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,658,848
920	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	1,044,899
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
$ 3,490	5.000%, 6/01/43	6/28 at 100.00	AA-	$4,271,516
6,210	5.000%, 6/01/48	6/28 at 100.00	AA-	7,545,274
18,045	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	Aa2	20,817,073
3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,429,383
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	6,139,900
120,505	Total Massachusetts			136,926,250
	Michigan – 0.9%
2,145	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	2,137,750
3,755	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	3,860,929
2,485	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	3,052,524
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,670	4.000%, 2/15/47	8/29 at 100.00	AA-	18,733,746
8,570	4.000%, 2/15/50	8/29 at 100.00	AA-	9,540,895
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (7)	181,853
9,970	5.000%, 12/01/45	6/26 at 100.00	AA-	11,602,089
140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	11/20 at 100.00	BBB-	140,325
	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
105	6.000%, 10/01/21	No Opt. Call	B	102,894
500	7.000%, 10/01/31	10/21 at 100.00	B	463,530
1,000	7.000%, 10/01/36	10/21 at 100.00	B	891,670
1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	11/20 at 100.00	AA	1,554,247
1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/20 at 100.00	BBB-	1,252,500
1,155	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	11/20 at 100.00	N/R	1,155,312
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	790,552
2,000	5.500%, 10/15/45 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	2,110,740
59

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	$ 5,530,850
57,190	Total Michigan			63,102,406
	Minnesota – 0.7%
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	316,786
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	159,698
270	5.000%, 7/01/47	7/24 at 102.00	N/R	284,151
4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	3,854,223
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	220,935
675	5.250%, 1/01/46	1/23 at 100.00	N/R	578,360
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,603,469
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,286,713
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,741,268
3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,959,470
2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,530,417
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	517,760
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	A+	1,176,520
16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	16,965,489
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	3,086,450
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	2,092,210
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	538,140
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	290,126
3,750	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3 (7)	4,333,612
43,760	Total Minnesota			45,535,797
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi – 0.4%
$ 5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured (ETM)	No Opt. Call	AA (7)	$5,660,100
1,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%, 10/15/35	10/25 at 100.00	A+	1,141,500
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
3,255	5.000%, 10/15/31	10/28 at 100.00	A+	4,014,294
2,415	5.000%, 10/15/32	10/28 at 100.00	A+	2,951,251
1,030	5.000%, 10/15/33	10/28 at 100.00	A+	1,248,607
2,450	5.000%, 10/15/36	10/28 at 100.00	A+	2,939,388
7,000	4.000%, 10/15/38	10/28 at 100.00	A+	7,698,670
3,430	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	3,773,823
25,580	Total Mississippi			29,427,633
	Missouri – 3.6%
3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	4,148,813
1,625	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	11/20 at 100.00	A-	1,628,770
2,500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 6.000%, 3/01/38	3/29 at 100.00	AA+	3,438,800
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,941,000
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
18,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	21,274,920
42,615	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	50,001,884
2,475	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	AA	2,936,785
15,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	16,383,750
8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,575,461
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020:
5,000	4.000%, 6/01/50 (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	5,556,950
18,620	3.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	18,052,649
35,000	4.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	38,585,750
1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,264,663
9,749	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	10,289,325
3,739	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	3,961,156
61

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	$2,628,832
15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,546,731
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,944,300
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	5,325,810
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	4,578,937
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,962,300
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	4,092,000
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,311,080
1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/21 at 100.00	N/R	1,284,767
1,377	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	11/20 at 100.00	N/R	787,410
225,958	Total Missouri			238,502,843
	Montana – 0.2%
2,505	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,957,654
1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,191,553
9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA-	11,244,873
13,545	Total Montana			16,394,080
	Nebraska – 0.6%
3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,944,672
4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,296,200
1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,958,509
	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	21,446,728
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,572,500
37,280	Total Nebraska			43,218,609
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada – 1.0%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
$ 265	5.000%, 9/01/29	9/27 at 100.00	A-	$318,252
750	5.000%, 9/01/30	9/27 at 100.00	A-	895,005
730	5.000%, 9/01/32	9/27 at 100.00	A-	860,174
1,965	5.000%, 9/01/42	9/27 at 100.00	A-	2,245,307
1,150	5.000%, 9/01/47	9/27 at 100.00	A-	1,304,503
13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	16,375,080
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/30	7/29 at 100.00	Aa3	6,364,600
4,765	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	4,340,391
2,515	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and Unversity System, Series 2014A, 5.500%, 1/01/34	7/24 at 100.00	BBB-	2,690,949
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,171,766
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,804,428
2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,567,325
20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (5)	6/26 at 100.00	AA+	23,996,400
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
650	4.000%, 6/01/21	No Opt. Call	N/R	657,683
295	5.000%, 6/01/23	No Opt. Call	N/R	314,983
200	4.250%, 6/01/24	6/23 at 103.00	N/R	211,374
1,725	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,847,768
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
425	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	422,756
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	775,954
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	20,713
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	25,892
365	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (7)	378,158
60,660	Total Nevada			69,589,461
63

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.4%
$ 8,748	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	$9,454,976
8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B1	8,321,799
4,420	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45 (Mandatory Put 7/02/40), 144A (AMT)	7/25 at 100.00	B1	4,389,281
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,214,770
725	5.000%, 8/01/36	2/28 at 100.00	A	874,488
23,063	Total New Hampshire			24,255,314
	New Jersey – 2.2%
4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,855,511
1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,419,305
3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,372,181
9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	BBB+	10,754,652
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
5,500	5.000%, 6/15/36	12/29 at 100.00	BBB+	6,340,345
5,000	5.000%, 6/15/49	12/29 at 100.00	BBB+	5,533,250
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019MMM:
1,155	5.000%, 6/15/34	12/29 at 100.00	BBB+	1,348,393
2,580	4.000%, 6/15/35	12/29 at 100.00	BBB+	2,763,541
1,665	4.000%, 6/15/36	12/29 at 100.00	BBB+	1,777,221
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	794,460
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,688,016
2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	2,340,938
1,640	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	BBB+	1,737,285
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,207,450
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB-	1,048,900
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	$1,616,249
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
3,950	4.000%, 7/01/37	7/29 at 100.00	A+	4,560,710
1,030	4.000%, 7/01/44	7/29 at 100.00	A+	1,165,672
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,699,053
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,186,224
17,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	BBB+	17,734,510
19,550	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/38	6/24 at 100.00	BBB+	21,166,589
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/41	6/25 at 100.00	BBB+	4,936,185
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
5,500	5.000%, 6/15/44	12/28 at 100.00	BBB+	6,116,880
4,000	5.000%, 6/15/50	12/28 at 100.00	BBB+	4,415,440
3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,919,665
1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	1,901,486
26,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	29,589,214
133,275	Total New Jersey			146,989,325
	New Mexico – 0.1%
3,915	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding Series 2020, 4.000%, 9/01/40	9/30 at 100.00	A-	4,305,286
	New York – 14.5%
11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	Ba1	12,170,416
4,880	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/33	No Opt. Call	Ba1	3,019,500
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB	545,030
250	5.000%, 6/01/35	6/24 at 103.00	BBB	272,125
1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,696,406
2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A-	2,834,000
65

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,355	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	$2,546,862
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	BBB	3,794,385
8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	9,146,428
3,930	Dormitory Authority of the State of New York, Revenue Bonds, Interagency Council Pooled Loan Program, Series 2020A-1, 4.000%, 7/01/35	7/30 at 100.00	Aa2	4,531,486
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB-	115,930
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	345,117
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2019A:
10,300	5.000%, 10/01/28	10/27 at 100.00	Aa3	12,971,511
2,790	5.000%, 10/01/33	10/27 at 100.00	Aa3	3,402,628
4,450	Dormitory Authority of the State of New York, Revenue Bonds, State University of New York Dormitory Facilities, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,307,025
	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	623,845
175	5.000%, 7/01/32	7/27 at 100.00	A+	214,426
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	7,777,125
13,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/39	2/30 at 100.00	Aa1	15,648,120
14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	17,199,140
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,926,640
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	12,335,500
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B:
1,160	4.760%, 2/01/27	No Opt. Call	N/R	1,183,432
1,255	5.570%, 2/01/41	2/30 at 100.00	N/R	1,288,885
1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,446,654
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 5.530%, 2/01/40	2/30 at 100.00	N/R	1,027,050
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (7)	250,103
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	157,947
66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 6,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A	$7,887,750
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (7)	1,028,670
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A (7)	2,036,767
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
11,000	4.750%, 11/15/45 (UB) (5)	5/30 at 100.00	A+	11,475,640
9,015	5.000%, 11/15/50 (UB) (5)	5/30 at 100.00	A+	9,580,511
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (5)	11/30 at 100.00	A+	3,885,800
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/32	5/24 at 100.00	A+	4,168,200
17,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-2, 5.000%, 11/15/45 (Mandatory Put 5/15/30) (UB) (5)	No Opt. Call	A+	19,486,305
15,290	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.000%, 11/15/35 (UB) (5)	11/25 at 100.00	A+	15,904,658
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA-	1,708,280
1,000	5.000%, 7/01/36	7/27 at 100.00	AA-	1,212,290
1,000	5.000%, 7/01/37	7/27 at 100.00	AA-	1,208,850
7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A-	8,126,873
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019:
1,120	4.000%, 1/01/30	1/26 at 103.00	N/R	1,123,853
1,215	5.000%, 1/01/40	1/26 at 103.00	N/R	1,266,589
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A-	261,900
300	5.000%, 7/01/24	No Opt. Call	A-	345,696
210	5.000%, 7/01/26	7/24 at 100.00	A-	240,423
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	11/20 at 100.00	N/R	2,310,000
1,000	5.875%, 10/01/46 (8)	11/20 at 100.00	N/R	770,000
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
1,615	3.000%, 3/01/39 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	1,658,234
1,155	3.000%, 3/01/40 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	1,189,003
2,635	3.000%, 3/01/49 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	2,655,975
67

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	$1,216,370
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	6,141,500
21,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	26,860,617
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2:
9,760	4.000%, 6/15/37	6/29 at 100.00	AA+	11,467,512
10,720	4.000%, 6/15/41	6/29 at 100.00	AA+	12,428,554
5,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	6,093,464
16,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	AA+	18,755,680
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
10,500	5.000%, 6/15/48	6/30 at 100.00	AA+	13,260,765
9,375	4.000%, 6/15/50	6/30 at 100.00	AA+	10,835,625
10,000	5.000%, 6/15/50	6/30 at 100.00	AA+	12,566,200
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,766,800
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	6,105,100
22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	27,427,180
13,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	AA	13,462,800
15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,803,619
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,698,560
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,794,682
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	AAA	7,285,390
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Lincoln Center for the Performing Arts, Series 2020A:
2,750	5.000%, 12/01/32	12/30 at 100.00	A	3,547,912
1,600	4.000%, 12/01/33	12/30 at 100.00	A	1,862,768
1,250	4.000%, 12/01/35	12/30 at 100.00	A	1,439,488
14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,732,477
68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
$ 7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	$8,404,970
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,621,595
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,921,950
	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,603,662
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,433,178
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
20,890	3.000%, 8/01/36	8/29 at 100.00	Aa1	22,231,974
20,000	4.000%, 8/01/44	8/29 at 100.00	Aa1	22,601,000
25,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	26,405,927
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	1,044,780
6,235	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	Aa2	6,160,554
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,007,540
2,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,384,961
1,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2020R-1, 2.750%, 9/01/50 (Mandatory Put 9/02/25)	6/25 at 100.00	B	1,008,740
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
9,015	3.000%, 6/15/38	6/29 at 100.00	AAA	9,882,153
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	30,072,378
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	18,316,950
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,704,698
20,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	23,272,200
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
1,935	4.000%, 1/01/41	1/30 at 100.00	A2	2,213,795
21,500	4.000%, 1/01/45	1/30 at 100.00	A2	24,334,130
26,835	4.000%, 1/01/50	1/30 at 100.00	A2	30,157,710
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,594,939
14,340	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	15,291,746
69

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 5,005	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB-	$5,017,963
12,710	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB-	12,702,755
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
4,060	5.250%, 8/01/31 (AMT)	8/30 at 100.00	BB-	4,196,538
6,425	5.375%, 8/01/36 (AMT)	8/30 at 100.00	BB-	6,675,125
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
5,090	5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	5,230,179
4,500	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	4,694,850
200	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	212,120
20,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	22,100,640
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
6,710	4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	6,871,308
10,440	5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	11,290,338
5,475	5.000%, 10/01/40 (AMT)	10/30 at 100.00	Baa3	5,843,413
5,730	4.375%, 10/01/45 (AMT)	10/30 at 100.00	Baa3	5,764,609
12,355	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Sixteen Series 2019, 4.000%, 9/01/49	9/29 at 100.00	Aa3	13,819,315
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-one Series 2020:
1,500	4.000%, 7/15/40 (AMT)	7/30 at 100.00	Aa3	1,683,945
2,000	4.000%, 7/15/45 (AMT)	7/30 at 100.00	Aa3	2,215,920
5,000	4.000%, 7/15/50 (AMT) (UB) (5)	7/30 at 100.00	Aa3	5,502,250
15,000	4.000%, 7/15/55 (AMT)	7/30 at 100.00	Aa3	16,452,600
875	4.000%, 7/15/55 (AMT) (UB)	7/30 at 100.00	Aa3	959,735
5,485	4.000%, 7/15/60 (AMT) (UB)	7/30 at 100.00	Aa3	6,034,871
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	801,932
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB-	1,180,670
	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
3,900	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	4,610,580
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	6,087,350
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,583,644
70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	$1,621,202
	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A:
4,055	5.000%, 11/15/49	11/30 at 100.00	AA-	5,113,152
2,850	4.000%, 11/15/54	11/30 at 100.00	AA-	3,273,624
9,905	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,227,111
8,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	9,005,920
5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,472,012
854,470	Total New York			965,780,247
	North Carolina – 0.3%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (7)	1,071,030
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	352,889
890	5.000%, 10/01/37	10/24 at 102.00	N/R	919,299
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB	2,162,218
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB	1,122,836
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB	4,808,064
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A:
3,075	5.000%, 5/01/30 (AMT)	No Opt. Call	Aa3	4,005,372
2,750	5.000%, 5/01/34 (AMT)	5/30 at 100.00	Aa3	3,497,945
1,000	5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	1,267,040
2,710	5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	3,417,960
19,005	Total North Carolina			22,624,653
	North Dakota – 0.2%
2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	2,784,252
2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,139,351
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	Baa2	2,138,892
3,535	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,625,178
10,280	Total North Dakota			10,687,673
71

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 1.8%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
$ 380	4.000%, 11/15/35 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	$431,087
780	4.000%, 11/15/36 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	882,180
2,750	3.000%, 11/15/40 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	2,752,778
15,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	2,114,550
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
6,500	3.000%, 6/01/48	6/30 at 100.00	BBB+	6,320,665
2,000	4.000%, 6/01/48	6/30 at 100.00	BBB+	2,187,720
43,620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	46,437,416
750	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	745,283
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (7)	3,012,360
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (7)	2,009,040
3,770	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2016, 5.000%, 11/15/45	11/26 at 100.00	A	4,337,875
525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	11/20 at 100.00	A-	526,790
5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB (7)	6,195,914
635	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47	8/30 at 100.00	A2	717,887
1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,563,735
3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (8)	No Opt. Call	N/R	4,625
10,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B	10,226,800
2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)	No Opt. Call	N/R	3,125
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	1,063,270
1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (AMT)	1/28 at 100.00	N/R	1,157,936
3,495	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/46	1/26 at 100.00	A	3,986,886
7,235	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A, 5.000%, 1/15/50	1/30 at 100.00	A	8,770,412
72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (8)	No Opt. Call	N/R	$1,875
700	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (8)	No Opt. Call	N/R	875
7,625	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (8)	No Opt. Call	N/R	9,531
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
3,000	5.750%, 12/01/32	12/22 at 100.00	BB-	3,148,020
2,000	6.000%, 12/01/42	12/22 at 100.00	BB-	2,071,940
780	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	BB-	812,393
700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A (8)	1/24 at 104.00	N/R	691,880
2,880	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	11/20 at 100.00	Aa1	2,885,674
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba3	2,079,500
2,710	5.000%, 12/01/32	12/22 at 100.00	Ba3	2,780,541
141,930	Total Ohio			119,930,563
	Oklahoma – 0.4%
1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,724,692
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
2,475	5.500%, 8/15/52	8/28 at 100.00	Baa3	2,888,944
11,720	5.500%, 8/15/57	8/28 at 100.00	Baa3	13,652,393
2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52 (8)	8/27 at 100.00	D	975,000
9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	9,175,537
27,255	Total Oklahoma			28,416,566
	Oregon – 0.2%
8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,628,460
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,933,355
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,668,624
1,000	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/40	10/30 at 100.00	BBB+	1,221,700
73

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	10/20 at 100.00	Aaa	$ 360,562
13,315	Total Oregon			14,812,701
	Pennsylvania – 3.5%
315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B-	288,644
1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,203,221
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
4,540	4.000%, 7/15/38	7/29 at 100.00	A	5,172,331
2,555	4.000%, 7/15/39	7/29 at 100.00	A	2,899,746
1,070	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	B-	1,019,336
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
380	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	400,763
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	315,234
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
6,215	5.000%, 5/01/28, 144A	No Opt. Call	N/R	6,682,554
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,657,341
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	2,089,920
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	5,843,500
455	3.500%, 4/01/41 (8)	No Opt. Call	N/R	569
3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (8)	No Opt. Call	N/R	4,688
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)	No Opt. Call	N/R	2,500
360	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	390,600
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	1,111,660
3,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	3,951,395
1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,630,021
74

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
$ 1,100	5.000%, 7/01/31	7/29 at 100.00	A1	$1,451,670
1,015	5.000%, 7/01/32	7/29 at 100.00	A1	1,330,523
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	A1	1,259,130
5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,649,390
3,790	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	4,556,452
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
4,000	4.000%, 9/01/36 (UB) (5)	9/28 at 100.00	A	4,392,040
2,185	5.000%, 9/01/43	9/28 at 100.00	A	2,549,633
5,445	5.000%, 9/01/48	9/28 at 100.00	A	6,308,032
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
1,000	4.000%, 9/01/37 (UB) (5)	9/29 at 100.00	A	1,105,150
2,240	4.000%, 9/01/44	9/29 at 100.00	A	2,426,346
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	1,951,196
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,372,932
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	2,532,669
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	2,532,669
1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,695,969
2,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	2,082,475
4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (7)	4,804,830
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	11,739,593
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,191,937
75

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
$ 1,000	4.000%, 8/15/34	8/29 at 100.00	AA	$1,181,000
1,000	4.000%, 8/15/35	8/29 at 100.00	AA	1,175,990
1,500	4.000%, 8/15/36	8/29 at 100.00	AA	1,756,260
2,000	4.000%, 8/15/37	8/29 at 100.00	AA	2,333,360
4,225	4.000%, 8/15/38	8/29 at 100.00	AA	4,913,126
2,495	4.000%, 8/15/39	8/29 at 100.00	AA	2,892,404
3,345	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	A+	3,769,614
7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,380,831
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	19,145,550
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
3,180	5.000%, 6/01/42	6/27 at 100.00	A3	3,713,286
4,540	5.250%, 6/01/47	6/27 at 100.00	A3	5,371,456
29,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	35,303,440
	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	3,042,500
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,729,340
480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB-	481,176
2,230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	2,273,797
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB-	10,240,050
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB-	2,217,609
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB-	6,161,292
4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A2	4,715,120
8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (7)	9,755,134
2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	11/20 at 100.00	AA	2,405,184
3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA- (7)	3,096,510
213,170	Total Pennsylvania			236,650,688
76

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.1%
$ 4,850	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	$5,122,813
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
6,885	5.000%, 7/01/21	No Opt. Call	CC	7,006,520
6,635	5.000%, 7/01/22	No Opt. Call	CC	6,853,424
6,580	5.250%, 7/01/24	7/22 at 100.00	CC	6,785,625
13,225	5.000%, 7/01/33	7/22 at 100.00	CC	13,456,437
8,000	5.125%, 7/01/37	7/22 at 100.00	CC	8,140,000
17,780	5.750%, 7/01/37	7/22 at 100.00	CC	18,291,175
5,270	5.250%, 7/01/42	7/22 at 100.00	CC	5,362,225
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
39,000	0.000%, 7/01/51	7/28 at 30.01	N/R	8,019,180
9,861	4.750%, 7/01/53	7/28 at 100.00	N/R	10,280,191
31,279	5.000%, 7/01/58	7/28 at 100.00	N/R	33,142,916
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	5,181,350
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
3,000	4.329%, 7/01/40	7/28 at 100.00	N/R	3,065,010
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,043,340
1,579	4.536%, 7/01/53	7/28 at 100.00	N/R	1,623,891
5,357	4.784%, 7/01/58	7/28 at 100.00	N/R	5,599,940
166,301	Total Puerto Rico			139,974,037
	South Carolina – 1.0%
3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	4,086,876
10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	11,059,700
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA	2,965,250
3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,471,660
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A	5,824,600
7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A	7,505,925
2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A	2,700,321
2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A	2,592,717
77

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A	$2,264,260
4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A	4,939,230
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	6,040,202
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,645,029
4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	Aa3	4,203,920
2,500	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Series 2020A, 4.000%, 4/15/45 – AGM Insured	4/30 at 100.00	AA	2,832,600
57,160	Total South Carolina			65,132,290
	South Dakota – 0.1%
2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,565,850
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,757
3,410	Total South Dakota			3,614,607
	Tennessee – 0.9%
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,407,550
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,251,910
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,790,327
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,002,255
3,030	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 5.000%, 11/15/37	2/29 at 100.00	A	3,707,447
10,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	12,255,317
1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,491,610
1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (8)	6/27 at 100.00	N/R	1,140,000
5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	6,013,057
1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,042,880
10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	11,709,164
51,925	Total Tennessee			56,811,517
78

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 5.9%
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
$ 125	5.000%, 12/01/46	12/26 at 100.00	BBB-	$136,348
740	5.000%, 12/01/51	12/26 at 100.00	BBB-	805,224
10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,828,500
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
6,000	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A1	7,195,500
10,960	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A1	13,072,869
3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (7)	3,451,136
5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A-	6,439,793
2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	A-	2,898,912
1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	A-	1,397,863
2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB-	2,611,550
9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB-	10,367,166
	Collin County Community College District, Texas, General Obligation Bonds, Series 2020A:
3,870	4.000%, 8/15/36	8/29 at 100.00	AAA	4,678,520
4,105	4.000%, 8/15/37	8/29 at 100.00	AAA	4,944,924
3,300	4.000%, 8/15/38	8/29 at 100.00	AAA	3,965,181
12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	14,646,250
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A1	3,513,860
1,500	5.000%, 11/01/25	11/20 at 100.00	A1	1,505,940
20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A1	20,079
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)	11/21 at 100.00	A1 (7)	5,253,300
1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	1,783,210
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
8,000	4.000%, 10/01/45	4/30 at 100.00	A+	9,287,680
12,420	4.000%, 10/01/49	4/30 at 100.00	A+	14,327,215
1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,086,094
79

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,200	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	$6,498,076
8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	8,865,214
1,325	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	690,312
1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) (AMT)	7/21 at 100.00	A (7)	1,314,323
1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,770,290
7,115	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	7,401,094
9,900	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	10,242,441
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	254,328
430	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)	No Opt. Call	BB-	447,303
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	1,040,210
8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,940,160
1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	1,989,994
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014:
2,560	5.000%, 9/01/32	9/24 at 100.00	A	2,671,155
335	5.000%, 9/01/34	9/24 at 100.00	A	348,176
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	A	1,562,776
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,445,862
1,000	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/35 (AMT)	11/26 at 100.00	A1	1,152,850
6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	Baa1	6,972,470
1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,187,882
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020:
2,250	5.000%, 5/15/34	5/29 at 100.00	A+	2,870,842
1,120	5.000%, 5/15/35	5/29 at 100.00	A+	1,422,814
80

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 2001A, 2.600%, 11/01/29	No Opt. Call	A-	$7,436,520
4,520	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	4,786,770
4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (8), (9)	1/26 at 102.00	N/R	321,805
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB-	697,266
805	5.000%, 11/01/51	11/23 at 103.00	BBB-	839,655
570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	570,581
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,150,028
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,593,478
755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	777,952
9,680	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB	10,012,508
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
30	5.000%, 4/01/31	4/26 at 100.00	B	28,860
360	5.000%, 4/01/36	4/26 at 100.00	B	337,180
65	5.000%, 4/01/48	4/26 at 100.00	B	58,388
6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,959,496
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,:
1,275	5.000%, 4/01/31	4/26 at 100.00	BBB-	1,310,662
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB-	1,300,385
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB-	2,382,604
1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/34 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	1,424,200
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,030,030
10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	Caa1	8,300,000
81

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (7)	$16,116,000
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	2,097,860
7,915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	9,881,561
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	5,115,115
4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,706,600
	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba1	696,979
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba1	1,897,181
385	5.125%, 2/01/39	2/24 at 100.00	Ba1	403,172
645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	820,247
5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA-	7,280,777
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,515,970
3,435	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,273,003
3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,967,197
10,115	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	10,854,103
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
2,570	4.000%, 6/30/35	12/30 at 100.00	Baa2	2,938,281
4,820	4.000%, 12/31/35	12/30 at 100.00	Baa2	5,501,741
1,515	4.000%, 6/30/37	12/30 at 100.00	Baa2	1,716,465
2,650	4.000%, 12/31/38	12/30 at 100.00	Baa2	2,998,766
2,550	4.000%, 12/31/39	12/30 at 100.00	Baa2	2,880,709
7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,289,953
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A	8,875,020
7,000	0.000%, 8/15/37	8/24 at 56.94	A	3,592,960
2,910	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A	3,060,651
82

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	A-	$11,252,700
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
3,605	4.000%, 8/01/38	8/30 at 100.00	AAA	4,390,529
4,165	3.000%, 8/01/39	8/30 at 100.00	AAA	4,614,653
5,000	3.000%, 8/01/40	8/30 at 100.00	AAA	5,521,350
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (7)	603,228
40	7.000%, 11/01/30	5/21 at 100.00	BBB	40,139
1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,253,294
1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,382,623
365,775	Total Texas			391,162,881
	Utah – 1.0%
20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	23,118,000
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
8,180	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,609,292
12,610	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A+	14,926,205
	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
250	5.600%, 7/15/22 (ETM)	No Opt. Call	BBB- (7)	266,700
850	6.300%, 7/15/32 (Pre-refunded 7/15/22)	7/22 at 100.00	BBB- (7)	939,964
	Utah Charter School Finance Authority, Charter School Revenue Bonds, George Washington Academy, Series 2011A:
1,760	7.750%, 7/15/31	7/21 at 100.00	N/R	1,862,872
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	3,732,326
1,250	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	11/20 at 100.00	BBB-	1,253,563
1,135	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	11/20 at 100.00	BB	1,137,281
1,705	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,750,097
7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	8,261,050
58,260	Total Utah			66,857,350
83

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont – 0.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
$ 1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	$1,841,045
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,014,660
2,815	Total Vermont			2,855,705
	Virginia – 1.8%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
705	4.000%, 7/01/38	7/30 at 100.00	AA-	825,717
1,080	4.000%, 7/01/39	7/30 at 100.00	AA-	1,260,662
7,505	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	7,809,928
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
480	4.000%, 10/01/35	10/29 at 100.00	A-	545,246
8,100	4.000%, 10/01/49 (UB) (WI/DD, Settling 10/01/20) (5)	10/29 at 100.00	A-	8,882,217
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	10,472,100
3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,894,173
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
4,520	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	4,724,123
2,430	4.500%, 9/01/45, 144A	9/27 at 100.00	N/R	2,460,472
5,600	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	5,838,784
10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	10/20 at 100.00	B-	10,119,746
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,003,740
5,000	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	AA+ (7)	6,080,450
2,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	2,392,920
2,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/49, 144A	7/34 at 100.00	N/R	2,092,300
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,830,168
1,740	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	1,952,089
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,368,454
13,250	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	14,847,950
84

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	$5,677,870
13,975	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	14,382,232
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	3,698,202
7,715	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	8,080,614
115,440	Total Virginia			122,240,157
	Washington – 2.0%
6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	6,299,305
2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,504,512
300	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	368,304
5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA-	6,470,616
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
10,000	5.000%, 4/01/38 (AMT)	4/29 at 100.00	AA-	12,080,200
7,225	5.000%, 4/01/39 (AMT)	4/29 at 100.00	AA-	8,702,223
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,388,575
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,225,243
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,537,400
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,252,675
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (7)	2,026,840
3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	3,564,340
	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,928,097
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,569,339
1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA-	1,801,664
85

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$ 5,180	5.000%, 8/15/34	8/27 at 100.00	BBB-	$5,803,568
1,775	5.000%, 8/15/35	8/27 at 100.00	BBB-	1,982,143
2,500	5.000%, 8/15/36	8/27 at 100.00	BBB-	2,783,950
2,400	5.000%, 8/15/37	8/27 at 100.00	BBB-	2,665,248
5,010	4.000%, 8/15/42	8/27 at 100.00	BBB-	5,226,733
	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,629,520
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,485,582
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
4,320	5.000%, 7/01/43	7/28 at 100.00	A3	4,788,893
12,000	5.000%, 7/01/58 (UB) (5)	7/28 at 100.00	A1	13,323,120
	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020:
1,000	4.000%, 5/01/45	5/30 at 100.00	A	1,099,360
1,025	4.000%, 5/01/50	5/30 at 100.00	A	1,118,193
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,174,520
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,021,740
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,836,848
1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,156,067
2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,384,132
8,520	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/36	2/25 at 100.00	Aaa	10,072,344
120,880	Total Washington			134,271,294
	West Virginia – 0.5%
12,460	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	BB-	12,848,129
15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	18,205,060
2,375	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/30	9/29 at 100.00	Baa1	2,895,006
1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,737,572
31,920	Total West Virginia			35,685,767
86

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.0%
$ 1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	$1,287,613
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Eno River Academy Project, Series 2020A:
815	5.000%, 6/15/40, 144A	6/30 at 100.00	Ba1	878,603
1,380	5.000%, 6/15/54, 144A	6/30 at 100.00	Ba1	1,461,503
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A:
555	4.000%, 7/01/30	7/28 at 100.00	BB-	559,762
200	5.000%, 7/01/55	7/28 at 100.00	BB-	206,202
2,150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	2,110,182
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
105	5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (7)	110,339
375	6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	416,655
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,179,414
500	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	547,265
87

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 11	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	$263
10	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	226
9	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	217
9	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	201
9	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	194
12	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	242
11	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	234
11	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	219
11	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	210
11	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	201
549	0.000%, 7/01/56, 144A (8)	3/28 at 100.00	N/R	398,182
12	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	216
11	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	206
11	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	196
11	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	185
11	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	177
10	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	167
10	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	160
10	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	153
10	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	145
11	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	149
128	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	1,658
88

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 27	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	$673
27	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	637
26	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	622
26	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	603
26	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	570
28	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	612
727	3.750%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	461,538
28	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	583
28	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	563
28	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	543
27	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	523
27	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	506
27	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	487
26	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	468
26	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	455
26	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	436
25	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	416
25	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	402
25	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	387
25	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	376
24	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	360
24	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	336
314	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	4,056
1,650	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,814,060
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,807,402
5,000	6.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	5,640,000
3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,678,588
1,925	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%, 1/01/45	1/30 at 100.00	A	2,138,271
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
29,070	3.000%, 6/01/45 – AGM Insured (UB) (5)	6/30 at 100.00	AA	29,877,565
10,930	3.000%, 6/01/45 (UB) (5)	6/30 at 100.00	AA	11,001,373
8,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, WakeMed, Series 2019A, 4.000%, 10/01/49	4/29 at 100.00	A+	8,734,480
89

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 14,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	$12,066,040
2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,431,278
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
1,360	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,133,655
4,065	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	3,304,886
1,000	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (4)	1/28 at 100.00	N/R	608,610
13,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	14,575,195
5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,468,700
2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,689,485
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A-	35,960
1,000	5.000%, 2/15/40	2/22 at 100.00	A-	1,040,050
18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	18,881,640
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	7,625,240
13,950	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	AA-	14,416,069
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,956,102
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,040,690
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,649,345
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,251,220
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A-	5,600,450
435	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	483,890
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A	3,312,538
2,100	4.350%, 7/01/36	7/21 at 100.00	A	2,133,831
1,985	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	AA-	2,031,826
90

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
$ 275	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (7)	$310,800
3,175	5.000%, 8/15/43	8/23 at 100.00	A	3,359,245
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,203,750
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,558,781
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,371,396
195,015	Total Wisconsin			198,869,902
	Wyoming – 0.2%
4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00	A3 (7)	4,626,000
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John's Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	A-	838,432
2,500	6.000%, 12/01/36	12/21 at 100.00	A-	2,614,325
3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	3,766,691
11,450	Total Wyoming			11,845,448
$ 6,377,545	Total Municipal Bonds (cost $6,455,397,600)			6,822,108,853

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
719,217	Energy Harbor Corp (10), (11), (12)	$ 16,541,991
	Total Common Stocks (cost $14,257,608)	16,541,991

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Commercial Services & Supplies – 0.0%
$ 911	EWM P1 LLC (cash 13.750%, PIK 1.250%) (8), (9)	15.000%	9/01/28	N/R	$9
687	EWM P1 LLC (8), (9)	15.000%	9/01/28	N/R	7
160	EWM P1 LLC	15.000%	9/01/28	N/R	160,488
$ 1,758	Total Corporate Bonds (cost $1,661,919)				160,504
	Total Long-Term Investments (cost $6,471,317,127)				6,838,811,348

91

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	Florida – 0.2%
$ 18,200	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (13)	12/20 at 104.00	N/R	$ 15,941,744
$ 18,200	Total Short-Term Investments (cost $18,348,301)			15,941,744
	Total Investments (cost $6,489,665,428) – 102.6%			6,854,753,092
	Floating Rate Obligations – (3.8)%			(256,345,000)
	Other Assets Less Liabilities – 1.2% (14)			80,868,997
	Net Assets – 100%			$ 6,679,277,089
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	209	12/20	$(29,034,259)	$(29,162,031)	$(127,772)	$ 52,250
Total receivable for variation margin on futures contracts							$52,250
Total payable for variation margin on futures contracts							$ —
92

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
LIBOR	London Inter-Bank Offered Rate
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
93

Nuveen Intermediate Duration Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.2%
	National – 1.0%
$ 19,920	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-053, 2.550%, 6/15/35	No Opt. Call	AA+	$21,728,338
18,835	Federal Home Loan Mortgage Corporation, Notes, 3.150%, 1/15/36, 144A	10/31 at 100.00	AA+	20,966,745
5,450	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	6,140,587
	Revenue Bond Certificate Series Trust:
13,582	2.500%, 2/01/42 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	14,102,349
25,552	2.500%, 3/01/46 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	26,228,153
83,339	Total National			89,166,172
	Alabama – 2.2%
7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	9,336,679
5,820	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 4.000%, 7/01/37	7/28 at 100.00	Aa3	5,952,521
2,880	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018B, 5.000%, 7/01/37	7/28 at 100.00	A1	2,879,942
6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	7,291,910
6,675	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	7,656,626
22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	22,851,186
38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	40,672,170
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
1,000	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	1,213,480
1,000	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	1,255,800
1,000	5.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	1,292,830
14,455	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	16,562,250
5,135	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25)	No Opt. Call	A1	5,151,946
28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A1	30,892,871
2,185	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,243,121
94

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
$ 2,080	5.000%, 3/01/23	No Opt. Call	BBB-	$2,252,370
3,555	5.000%, 3/01/24	No Opt. Call	BBB-	3,963,683
2,235	5.000%, 3/01/25	No Opt. Call	BBB-	2,558,069
1,725	5.000%, 3/01/26	No Opt. Call	BBB-	2,014,058
6,905	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	7,046,138
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,541,467
8,360	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	9,260,706
1,000	The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,017,960
182,435	Total Alabama			196,907,783
	Alaska – 0.2%
3,970	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	4,102,161
6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	10/20 at 100.00	B3	6,026,808
7,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	7,148,720
17,060	Total Alaska			17,277,689
	Arizona – 2.1%
2,405	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A-	2,490,786
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
940	5.000%, 8/01/26 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,143,134
1,000	5.000%, 8/01/29 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,298,510
6,475	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A1	6,846,212
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	10,898,627
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,194,001
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,723,197
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26	No Opt. Call	Aa2	7,022,767
16,880	5.000%, 10/01/27	No Opt. Call	Aa2	21,837,150
12,510	5.000%, 10/01/28	No Opt. Call	Aa2	16,522,833
95

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 21,410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	$22,520,537
2,470	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,604,689
18,100	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	20,896,088
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A+	2,100,340
750	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020, 4.000%, 5/15/26	No Opt. Call	AA-	855,008
1,950	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	2,116,140
1,010	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,145,815
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.500%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,872,456
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,320,386
2,500	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	BBB+	2,691,450
	Northern Arizona University, Revenue Bonds, SPEED - Stimulus Plan Economic Educational Development Fund, Refunding Series 2020B:
3,615	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	4,432,424
4,220	5.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	5,298,168
3,975	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	5,072,656
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	410,144
430	5.000%, 6/01/23	No Opt. Call	A+	479,949
2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	2,779,002
655	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	746,163
3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 13.340%, 12/01/24, 144A (IF) (5)	12/21 at 100.00	AA+	4,581,142
1,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A3	2,286,882
168,080	Total Arizona			191,186,656
96

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas – 0.6%
$ 14,355	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	$14,530,274
11,335	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)	3/27 at 100.00	BBB+	13,681,005
1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,123,960
4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,552,258
	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	533,735
820	5.000%, 7/01/23	No Opt. Call	A+	903,009
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,814,744
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,667,818
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,172,482
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,122,070
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,119,565
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A	2,474,605
1,795	5.000%, 12/01/27	12/24 at 100.00	A	2,067,643
560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA-	614,886
	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding & Improvement Series 2019A:
1,200	5.000%, 11/01/34	5/29 at 100.00	Aa2	1,537,656
1,240	5.000%, 11/01/35	5/29 at 100.00	Aa2	1,582,190
50,085	Total Arkansas			55,497,900
	California – 5.5%
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
1,225	5.000%, 6/01/31	6/30 at 100.00	A-	1,609,344
1,175	5.000%, 6/01/32	6/30 at 100.00	A-	1,527,700
635	5.000%, 6/01/33	6/30 at 100.00	A-	817,086
740	4.000%, 6/01/34	6/30 at 100.00	A-	879,468
1,050	4.000%, 6/01/35	6/30 at 100.00	A-	1,237,719
1,575	4.000%, 6/01/36	6/30 at 100.00	A-	1,841,474
375	4.000%, 6/01/37	6/30 at 100.00	A-	437,017
2,460	4.000%, 6/01/38	6/30 at 100.00	A-	2,857,487
700	4.000%, 6/01/39	6/30 at 100.00	A-	810,460
965	4.000%, 6/01/40	6/30 at 100.00	A-	1,113,639
7,480	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	7,949,894
97

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
$ 1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	$1,416,444
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,170,347
32,985	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	43,702,156
20,926	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	23,163,925
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA	6,132,760
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB-	4,708,680
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB-	5,869,750
15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A-	15,043,650
3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,899,203
16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	18,593,416
12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	13,450,718
1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	11/20 at 100.00	Aa3	1,405,838
5,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	6,020,882
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,500	5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,714,305
2,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	3,022,469
4,200	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	4,638,396
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,894,775
3,790	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	4,333,600
915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	1,052,213
10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	13,249,100
15,040	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)	No Opt. Call	AA-	19,926,646
303	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	11/20 at 100.00	N/R	278,683
98

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,010	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	$6,637,799
	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA- (7)	4,984,255
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA- (7)	2,298,687
	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22 (ETM)	No Opt. Call	N/R (7)	2,882,178
2,860	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	3,145,199
1,635	5.000%, 1/01/24 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,798,042
1,325	5.000%, 1/01/25 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,457,129
	El Dorado Union High School District, El Dorado County, California, General Obligation Bonds, Series 2020:
1,430	5.000%, 8/01/33 – AGM Insured	8/27 at 100.00	AA	1,793,735
2,200	5.000%, 8/01/34 – AGM Insured	8/27 at 100.00	AA	2,741,288
2,280	5.000%, 8/01/35 – AGM Insured	8/27 at 100.00	AA	2,828,340
26,270	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	26,634,628
1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,223,144
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,122,310
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,130,497
465	5.000%, 9/01/34	9/24 at 100.00	N/R	515,485
3,495	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	11/20 at 100.00	AA	3,505,765
2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,885,355
18,945	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	19,485,122
13,425	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/25 (AMT)	No Opt. Call	Aa3	15,929,971
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	5,647,500
16,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2020, 4.000%, 6/24/21	No Opt. Call	N/R	16,445,920
	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,060	5.000%, 9/01/24	No Opt. Call	A+	1,257,351
1,230	5.000%, 9/01/25	9/24 at 100.00	A+	1,453,712
985	5.000%, 9/01/26	9/24 at 100.00	A+	1,159,512
99

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	$464,100
5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (8)	2/28 at 100.00	Aa1	5,912,646
12,565	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,932,923
10,105	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,820,416
375	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	B+	377,066
8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40	8/30 at 100.00	A2	11,179,600
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,806,433
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	2,069,902
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	4,000,277
7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,380,310
5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA-	4,094,729
2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,582,725
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,579,017
2,000	0.000%, 10/01/36	No Opt. Call	A	1,394,900
7,000	Riverside County, California, Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/30/21	No Opt. Call	N/R	7,200,130
14,350	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,713,198
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	A-	5,723,750
24,000	5.000%, 1/15/34	1/25 at 100.00	A-	26,939,280
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
1,855	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (7)	2,102,624
3,040	6.250%, 7/01/24	No Opt. Call	Baa2	3,454,170
	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA-	5,929,664
3,635	5.000%, 5/15/33	5/28 at 100.00	AA-	4,660,288
2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,996,891
100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	$3,825,030
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa2	1,769,029
1,415	5.000%, 7/01/25	No Opt. Call	Baa2	1,668,158
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa2	1,566,014
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa2	1,557,678
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa2	1,479,782
2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA-	3,149,225
450,489	Total California			505,062,123
	Colorado – 2.5%
	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
1,860	5.500%, 12/01/29	12/28 at 100.00	AA	2,530,604
1,250	5.500%, 12/01/30	12/28 at 100.00	AA	1,690,775
1,650	5.500%, 12/01/32	12/28 at 100.00	AA	2,205,555
1,250	5.500%, 12/01/33	12/28 at 100.00	AA	1,663,500
9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,819,289
10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A-	10,851,700
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,144,682
1,235	5.000%, 10/01/30	10/25 at 100.00	Baa2	1,350,658
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,655,043
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/39	11/29 at 100.00	AA	6,283,300
4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+ (7)	4,441,410
6,215	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (7)	6,318,853
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,500	5.000%, 8/01/27	No Opt. Call	BBB+	3,085,025
6,205	5.000%, 8/01/28	No Opt. Call	BBB+	7,792,239
4,000	5.000%, 8/01/29	No Opt. Call	BBB+	5,108,720
5,915	5.000%, 8/01/30	8/29 at 100.00	BBB+	7,478,512
1,800	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,262,546
101

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
$ 6,475	5.000%, 8/01/27	No Opt. Call	BBB+	$7,990,215
7,020	5.000%, 8/01/28	No Opt. Call	BBB+	8,815,716
1,940	5.000%, 8/01/29	No Opt. Call	BBB+	2,477,729
2,025	5.000%, 8/01/30	8/29 at 100.00	BBB+	2,560,268
5,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	6,284,850
10,990	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,774,336
12,420	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	14,810,229
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	399,056
13,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	Baa1	13,649,849
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,490	4.000%, 1/01/35	1/30 at 100.00	AA-	4,101,169
5,000	4.000%, 1/01/37	1/30 at 100.00	AA-	5,823,600
8,800	4.000%, 1/01/38	1/30 at 100.00	AA-	10,213,544
310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (7)	311,894
995	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39	5/28 at 100.00	AAA	1,080,391
1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	11/20 at 100.00	BB	1,505,220
11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA-	11,827,750
15,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	17,489,550
10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	10,730,179
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,500	5.000%, 12/01/31	12/26 at 100.00	Baa2	1,618,245
500	5.000%, 12/01/32	12/26 at 100.00	Baa2	538,525
625	5.000%, 12/01/33	12/26 at 100.00	Baa2	671,925
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,009,845
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	845,166
102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
$ 1,645	5.000%, 12/15/20	No Opt. Call	Aa2	$1,661,269
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,344,600
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,618,709
3,572	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,669,337
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20, 144A	No Opt. Call	N/R	502,065
900	Prairie Center Metropolitan District 7, Brighton, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 4.125%, 12/15/36	12/25 at 103.00	N/R	908,073
1,020	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,128,355
975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	11/20 at 100.00	Baa3	976,931
	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,203,315
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,041,469
1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,063,200
205,282	Total Colorado			233,328,985
	Connecticut – 1.9%
3,890	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A, 4.000%, 7/01/36	1/30 at 100.00	A+	4,486,687
1,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	2,265,178
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	6,942,727
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
4,000	4.000%, 7/01/34	7/29 at 100.00	A-	4,435,560
10,440	4.000%, 7/01/35	7/29 at 100.00	A-	11,531,189
5,000	4.000%, 7/01/36	7/29 at 100.00	A-	5,498,850
17,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	17,439,883
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 1.100%, 7/01/48 (Mandatory Put 2/07/23)	No Opt. Call	AAA	11,203,060
14,285	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	14,602,984
3,360	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)	No Opt. Call	AAA	3,621,979
8,610	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	8,638,413
103

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 21,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	$21,518,070
7,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	8,014,279
1,170	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,306,574
1,160	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	1,253,624
1,540	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019E-1, 2.850%, 11/15/39	11/28 at 100.00	AAA	1,624,792
5,845	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.750%, 11/15/37	11/28 at 100.00	AAA	6,115,682
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1:
3,500	2.450%, 5/15/38	5/29 at 100.00	AAA	3,563,595
9,670	3.500%, 11/15/45	5/29 at 100.00	AAA	10,804,968
820	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	885,346
1,360	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,470,908
15,000	Connecticut State, General Obligation Bonds, Refunding Series 2020B, 5.000%, 1/15/22	No Opt. Call	A1	15,926,250
2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,800,066
5,035	Connecticut State, General Obligation Bonds, Series 2020A, 5.000%, 1/15/22	No Opt. Call	A1	5,345,911
1,790	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	2,039,902
	Stratford, Connecticut, General Obligation Bonds, Series 2014:
410	5.000%, 12/15/24	12/22 at 100.00	AA-	450,401
580	5.000%, 12/15/26	12/22 at 100.00	AA-	636,747
164,250	Total Connecticut			174,423,625
	Delaware – 0.1%
1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,135,570
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22 (ETM)	No Opt. Call	AA- (7)	1,171,665
3,995	5.000%, 7/01/28 (Pre-refunded 7/01/23)	7/23 at 100.00	AA- (7)	4,500,088
6,095	Total Delaware			6,807,323
	District of Columbia – 1.2%
3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB-	3,838,562
3,710	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A-	4,076,993
159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	11/20 at 20.67	N/R	32,881,560
104

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 11,500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/27	No Opt. Call	AAA	$14,995,885
3,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37	10/29 at 100.00	A-	3,944,570
8,475	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 4.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	9,354,027
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,505	5.000%, 10/01/26 (AMT)	No Opt. Call	Aa3	6,794,491
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	Aa3	5,307,725
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	Aa3	5,253,817
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery:
7,000	5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	7,320,880
10,000	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	10,874,300
5,225	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	5,904,198
1,250	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	1,513,600
227,910	Total District of Columbia			112,060,608
	Florida – 4.2%
4,170	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,066,759
12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,394,556
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A1	11,524,000
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A1	17,394,655
3,110	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 2.250%, 9/01/29 (AMT)	No Opt. Call	A1	2,882,286
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
920	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	964,215
1,370	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,467,791
1,315	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,443,554
915	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,015,677
685	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	770,707
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,659,190
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,794,249
2,030	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	2,183,407
105

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
$ 16,445	5.000%, 6/01/22	12/21 at 100.00	AA	$17,320,532
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	17,187,799
1,600	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/21	No Opt. Call	AA	1,648,736
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
1,805	4.750%, 11/01/23	No Opt. Call	BB+	1,837,382
1,860	6.000%, 11/01/33	11/23 at 100.00	BB+	1,954,916
1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Series 2013A, 6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	A- (7)	1,142,780
370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	384,278
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
44,460	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	38,507,251
36,435	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	31,574,935
3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A	3,483,421
2,755	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	A3 (7)	2,976,144
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A-	1,430,638
1,750	5.000%, 4/01/33	4/26 at 100.00	A-	1,994,843
5,965	5.000%, 4/01/34	4/26 at 100.00	A-	6,765,563
4,290	5.000%, 4/01/35	4/26 at 100.00	A-	4,854,564
3,250	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	3,505,613
4,930	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	5,536,883
7,665	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 3.000%, 7/01/39	7/28 at 100.00	Aaa	8,131,185
1,145	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	AA-	1,405,751
	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2007D:
6,395	3.000%, 6/01/30	11/20 at 100.00	AAA	6,405,232
6,585	3.000%, 6/01/31	11/20 at 100.00	AAA	6,595,075
6,780	3.000%, 6/01/32	11/20 at 100.00	AAA	6,789,899
1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	11/20 at 100.00	AA+	1,505,850
106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 12,569	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	$12,963,512
2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,240,000
1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,118,111
5,085	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A, 5.000%, 10/01/27	No Opt. Call	AA	6,486,579
7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,239,738
6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A-	6,759,960
5,560	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A-	6,457,384
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,705	5.000%, 7/01/24	No Opt. Call	A	3,080,481
1,265	5.000%, 7/01/27	7/24 at 100.00	A	1,462,757
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (AMT)	No Opt. Call	A2	925,000
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A2	5,591,898
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	11/20 at 100.00	A2	3,009,960
6,335	5.000%, 10/01/41	11/20 at 100.00	A2	6,356,032
	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	10/20 at 100.00	AA	1,980,056
5,015	5.250%, 4/01/30	10/20 at 100.00	AA	5,028,089
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,868,520
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,403,960
1,000	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB+	1,209,270
2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)	12/24 at 100.00	N/R (7)	3,012,224
4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,605,435
107

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
$ 175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (7)	$183,274
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,288,543
4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,774,072
1,700	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/34	9/30 at 86.77	A+	1,140,020
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
635	5.000%, 9/01/22	No Opt. Call	A+	688,975
2,850	5.000%, 9/01/23	9/22 at 100.00	A+	3,090,882
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,328,191
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,393,174
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,610,040
2,000	5.000%, 9/01/28	9/22 at 100.00	A+	2,139,680
6,150	4.000%, 9/01/33	9/22 at 100.00	A+	6,398,952
6,925	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	7,460,926
365,349	Total Florida			382,796,011
	Georgia – 1.9%
5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	5,079,439
	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
1,500	5.000%, 1/01/28	1/22 at 100.00	Aa3	1,580,850
1,650	5.000%, 1/01/37	1/22 at 100.00	Aa3	1,727,517
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	Aa3	12,595,225
4,280	5.000%, 1/01/29	1/24 at 100.00	Aa3	4,840,166
6,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	7,624,125
14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	17,370,797
2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	2,231,945
	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	3,537,427
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	5,888,652
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	9,521,399
108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 14,665	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	$18,533,480
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
3,590	3.600%, 12/01/33	6/27 at 100.00	AAA	3,939,881
6,045	3.850%, 12/01/38	6/27 at 100.00	AAA	6,612,928
1,850	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 3.800%, 12/01/33	12/27 at 100.00	AAA	1,957,577
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
2,910	3.050%, 12/01/34	6/28 at 100.00	AAA	3,154,382
4,000	3.350%, 12/01/39	6/28 at 100.00	AAA	4,334,440
8,285	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AAA	8,772,324
6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,758,876
26,600	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	30,187,010
10,620	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	12,340,865
2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA-	2,917,260
152,875	Total Georgia			171,506,565
	Guam – 0.1%
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A- (7)	4,640,783
	Hawaii – 0.7%
8,310	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2019, 3.200%, 7/01/39	7/29 at 100.00	Baa2	8,486,006
10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	11,470,171
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA-	6,535,155
4,510	5.000%, 7/01/27	7/25 at 100.00	AA-	5,333,391
7,825	5.000%, 7/01/28	7/25 at 100.00	AA-	9,188,584
9,180	5.000%, 7/01/29	7/25 at 100.00	AA-	10,724,260
15,450	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	16,385,806
61,560	Total Hawaii			68,123,373
	Idaho – 0.3%
560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	597,654
109

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A-	$3,284,264
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB-	1,093,570
1,800	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2019C, 2.900%, 7/01/39	1/29 at 100.00	Aa1	1,881,576
	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,704,769
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,955,797
12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	12,223,971
23,770	Total Idaho			24,741,601
	Illinois – 11.0%
2,015	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,989,551
4,700	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2014A, 5.000%, 12/01/34	12/24 at 100.00	BBB	4,978,240
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30 (Pre-refunded 7/01/23)	7/23 at 72.73	A2 (7)	2,016,868
2,550	0.000%, 1/01/31 (Pre-refunded 7/01/23)	7/23 at 68.95	A2 (7)	1,741,293
2,750	0.000%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 65.29	A2 (7)	1,778,178
4,000	0.000%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 61.69	A2 (7)	2,444,000
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
429	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	444,581
444	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	467,274
952	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,011,395
1,040	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,102,972
959	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,014,689
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	606,247
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	641,976
959	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,018,832
1,419	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,504,920
1,444	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,527,853
29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	34,268,010
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A-	2,044,884
1,000	5.000%, 4/01/42	4/27 at 100.00	A-	1,083,880
1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A-	1,267,185
110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	$13,556,766
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB	3,531,844
12,385	5.000%, 12/01/30	12/27 at 100.00	BB	13,749,951
2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB	2,872,454
8,925	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	9,691,390
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
9,745	4.000%, 12/01/21	No Opt. Call	BB	9,976,931
5,795	4.000%, 12/01/22	No Opt. Call	BB	6,016,775
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,200	5.000%, 12/01/22	No Opt. Call	BB	1,271,148
2,885	5.000%, 12/01/23	No Opt. Call	BB	3,119,695
2,300	5.000%, 12/01/24	No Opt. Call	BB	2,526,297
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860	0.000%, 12/01/25	No Opt. Call	BB	1,605,515
2,545	0.000%, 12/01/26	No Opt. Call	BB	2,113,470
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	24,203,535
5,950	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/45	12/29 at 100.00	A+	7,083,951
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,739,258
3,235	5.250%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,426,771
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2015A:
5,710	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,530,984
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,824,992
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	3,037,450
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,631,200
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,826,640
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	19,257,229
111

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$ 2,080	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	$2,300,272
4,745	5.000%, 1/01/23	No Opt. Call	BBB+	4,935,037
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	7,989,956
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,716,212
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,077,274
1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,630,134
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	A+	2,613,390
2,780	5.000%, 11/15/21	No Opt. Call	A+	2,913,690
2,400	5.000%, 11/15/22	No Opt. Call	A+	2,606,928
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	A+	5,277,037
2,260	5.000%, 11/15/21	No Opt. Call	A+	2,368,683
	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,153,580
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,125,130
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,563,781
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,625,351
500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	538,425
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
873	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	907,361
923	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	975,611
1,022	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,118,548
1,052	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,145,197
6,815	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	AA	7,777,278
7,370	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 5.000%, 11/01/30	No Opt. Call	AA	8,869,574
1,070	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,200,904
8,500	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	AA	9,701,305
3,235	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	3,495,062
6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	7,192,064
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA-	2,401,920
112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
$ 2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	$2,640,672
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	11,069,100
70	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	85,242
1,505	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	1,832,699
32,420	4.000%, 2/15/41	2/27 at 100.00	AA+	35,869,812
13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	14,691,669
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	AA+	552,135
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,394,342
775	5.000%, 9/01/29	9/24 at 100.00	AA+	888,352
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,771,170
2,825	4.625%, 9/01/39	9/24 at 100.00	AA+	3,122,981
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,811,132
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,487,244
1,120	5.000%, 5/15/25 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,198,355
1,175	5.000%, 5/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,257,203
	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA-	3,180,000
1,300	5.000%, 4/01/32	4/29 at 100.00	AA-	1,643,369
4,500	5.000%, 4/01/34	4/29 at 100.00	AA-	5,633,640
7,610	5.000%, 4/01/36	4/29 at 100.00	AA-	9,455,577
5,205	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	6,061,951
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,774,440
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,702,592
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,824,350
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,185,420
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,221,642
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,347,520
2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	11/20 at 100.00	N/R	2,951,652
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	A3	2,508,598
5,000	5.000%, 8/15/44	8/25 at 100.00	A3	5,542,750
113

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
$ 1,150	5.000%, 3/01/32	3/27 at 100.00	AA-	$1,383,761
2,750	5.000%, 3/01/33	3/27 at 100.00	AA-	3,293,317
1,650	5.000%, 3/01/34	3/27 at 100.00	AA-	1,969,803
1,800	4.000%, 3/01/35	3/27 at 100.00	AA-	2,017,602
1,785	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,800,958
5,280	Illinois Housing Development Authority, Revenue Bonds, Series 2019D, 2.950%, 10/01/39	4/29 at 100.00	Aaa	5,626,051
	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB-	4,195,320
5,730	5.000%, 2/01/24	No Opt. Call	BBB-	6,099,986
4,780	5.000%, 2/01/25	2/24 at 100.00	BBB-	5,073,827
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB-	4,948,768
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB-	6,327,840
2,495	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB-	2,465,958
1,800	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB-	1,864,260
1,120	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/30	No Opt. Call	BBB-	1,282,109
12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB-	13,384,254
5,840	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB-	6,226,491
	Illinois State, General Obligation Bonds, November Series 2017D:
4,040	5.000%, 11/01/21	No Opt. Call	BBB-	4,149,120
26,395	5.000%, 11/01/23	No Opt. Call	BBB-	27,849,101
4,480	5.000%, 11/01/24	No Opt. Call	BBB-	4,775,456
5,580	5.000%, 11/01/25	No Opt. Call	BBB-	6,001,290
4,870	3.250%, 11/01/26	No Opt. Call	BBB-	4,798,508
3,695	5.000%, 11/01/26	No Opt. Call	BBB-	3,991,893
11,410	5.000%, 11/01/27	No Opt. Call	BBB-	12,385,441
4,760	5.000%, 11/01/28	11/27 at 100.00	BBB-	5,120,713
10,000	Illinois State, General Obligation Bonds, November Series 2019A, 5.000%, 11/01/22	No Opt. Call	BBB-	10,468,100
2,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	2,191,800
1,600	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/32	10/28 at 100.00	BBB-	1,712,016
	Illinois State, General Obligation Bonds, Refunding Series 2012:
6,205	5.000%, 8/01/21	No Opt. Call	BBB-	6,353,796
15,265	5.000%, 8/01/22	No Opt. Call	BBB-	15,971,159
285	5.000%, 8/01/25	8/22 at 100.00	BBB-	294,927
2,870	Illinois State, General Obligation Bonds, Series 2012, 4.000%, 9/01/21	No Opt. Call	BBB-	2,919,852
12,210	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/22	No Opt. Call	BBB-	12,477,033
114

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 5,520	5.500%, 7/01/25	7/23 at 100.00	BBB-	$5,877,751
2,835	5.500%, 7/01/26	7/23 at 100.00	BBB-	3,005,979
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB-	2,204,575
7,535	5.250%, 7/01/29	7/23 at 100.00	BBB-	7,864,581
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
9,595	5.000%, 12/01/21	No Opt. Call	AA-	10,101,136
3,345	5.000%, 12/01/22	No Opt. Call	AA-	3,671,171
4,110	5.000%, 1/01/33	1/23 at 100.00	AA-	4,486,147
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,980	5.000%, 12/01/31	1/26 at 100.00	AA-	8,336,354
7,895	5.000%, 12/01/32	1/26 at 100.00	AA-	9,393,629
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A:
8,500	5.000%, 1/01/25	No Opt. Call	AA-	10,029,490
14,315	5.000%, 1/01/26	No Opt. Call	AA-	17,381,273
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA-	12,360,480
6,115	5.000%, 1/01/37	1/24 at 100.00	AA-	6,862,987
11,670	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,326,440
10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA-	12,446,784
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (7)	2,165,769
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2	7,331,735
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (7)	340,130
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	1,148,118
1,210	9.000%, 1/01/25 (ETM)	No Opt. Call	AA (7)	1,645,951
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2	5,321,206
	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,020	5.000%, 2/01/34	2/26 at 100.00	AA-	5,919,132
3,465	5.000%, 2/01/35	2/26 at 100.00	AA-	4,077,820
115

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
$ 1,140	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	$1,344,049
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,841,489
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,441,524
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	2,032,134
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	2,127,494
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,234,828
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,845	4.000%, 12/01/27	No Opt. Call	Aa2	2,223,170
1,925	4.000%, 12/01/28	12/27 at 100.00	Aa2	2,314,601
1,560	4.000%, 12/01/29	12/27 at 100.00	Aa2	1,854,512
	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA	2,924,797
2,500	5.000%, 12/01/29	12/25 at 100.00	AA	3,006,275
1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,836,375
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
5,285	5.000%, 12/15/28	6/22 at 100.00	BBB	5,518,174
1,700	0.000%, 12/15/51	No Opt. Call	BBB	430,253
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37 (8)	No Opt. Call	BBB	1,262,204
9,045	0.000%, 12/15/42 (8)	6/38 at 100.00	BBB	6,220,427
6,000	0.000%, 12/15/47 (8)	6/38 at 100.00	BBB	4,080,600
1,470	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2020B, 5.000%, 6/15/42	12/30 at 100.00	BBB	1,669,655
28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	21,766,444
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
445	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	488,628
459	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	510,018
355	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	393,070
621	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	684,808
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	484,730
2,270	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	2,161,744
1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,675,282
116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$ 295	5.000%, 10/01/23	10/22 at 100.00	Baa1	$312,682
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	369,999
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,030,227
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (7)	12,839,113
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,940	5.000%, 6/01/25	No Opt. Call	A	4,697,386
5,010	5.000%, 6/01/26	No Opt. Call	A	6,139,905
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,648,300
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,443,170
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,200,408
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	2,104,759
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
2,425	5.000%, 1/01/36	1/30 at 100.00	AA-	2,922,246
2,435	5.000%, 1/01/37 – BAM Insured	1/30 at 100.00	AA	2,937,754
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	3,092,595
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	2,948,667
2,695	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A-	2,931,190
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
925	4.000%, 4/15/34	4/30 at 100.00	AA-	1,106,855
1,225	4.000%, 10/15/35	4/30 at 100.00	AA-	1,456,648
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
85	5.000%, 3/01/22	No Opt. Call	A	90,482
7,805	5.000%, 3/01/33	3/25 at 100.00	A	9,133,021
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	16,322,172
11,055	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,801,358
	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,330,348
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,037,609
117

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
$ 9,760	5.000%, 1/01/22	No Opt. Call	Aa2	$10,334,376
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,694,526
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,768,426
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,981,203
5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa2	4,271,913
5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,917,750
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,857,994
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,584,071
927,018	Total Illinois			1,006,025,973
	Indiana – 3.3%
500	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B, 5.000%, 1/01/21	No Opt. Call	AA	506,030
10,000	Indiana Bond Bank, Advance Funding Program Notes, Series 2020A, 3.000%, 1/11/21	No Opt. Call	N/R	10,070,700
3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,841,005
5,770	Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health, Series 2019B, 2.100%, 11/01/49 (Mandatory Put 11/01/26)	5/26 at 100.00	A-	6,095,947
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	12,703,625
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,183,788
500	5.000%, 10/01/29	10/23 at 100.00	A	540,190
4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,589,640
5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,557,209
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	782,768
620	5.000%, 10/01/23	No Opt. Call	AA	706,558
625	5.000%, 10/01/24	No Opt. Call	AA	739,575
1,545	5.000%, 10/01/25	10/24 at 100.00	AA	1,830,763
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,019,373
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,503,200
8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA-	8,346,240
118

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,940	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.750%, 7/01/40	7/29 at 100.00	Aaa	$4,133,139
	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	3,128,648
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	2,849,914
	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2019D:
9,005	5.000%, 1/01/25 (AMT)	No Opt. Call	A1	10,436,705
4,030	5.000%, 1/01/26 (AMT)	No Opt. Call	A1	4,790,461
11,000	5.000%, 1/01/28 (AMT)	No Opt. Call	A1	13,595,230
5,000	5.000%, 1/01/29 (AMT)	No Opt. Call	A1	6,270,600
16,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	11/20 at 100.00	N/R	16,500,990
2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,911,832
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,667,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,957,257
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,237,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,520	5.000%, 8/15/26	No Opt. Call	AA	15,689,563
6,695	5.000%, 8/15/27	No Opt. Call	AA	8,591,359
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A+	580,240
720	5.000%, 10/01/28	10/24 at 100.00	A+	830,930
1,000	5.000%, 10/01/29	10/24 at 100.00	A+	1,149,420
1,360	5.000%, 10/01/31	10/24 at 100.00	A+	1,551,542
1,215	5.000%, 10/01/33	10/24 at 100.00	A+	1,382,293
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Ba1	1,704,011
940	5.000%, 4/01/22	No Opt. Call	Ba1	988,814
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,114,561
119

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$ 250	4.750%, 2/01/21	No Opt. Call	N/R	$253,613
500	4.750%, 8/01/21	No Opt. Call	N/R	518,140
500	5.000%, 2/01/22	No Opt. Call	N/R	519,650
500	5.000%, 8/01/22	2/22 at 100.00	N/R	519,450
500	5.000%, 8/01/23	2/22 at 100.00	N/R	518,765
500	5.000%, 2/01/24	2/22 at 100.00	N/R	517,205
33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A-	37,887,629
	Southwest Allen Multi School Building Corporation, Allen County, Indiana, First Mortgage Bonds, Series 2020:
650	4.000%, 7/15/24 (WI/DD, Settling 10/01/20)	No Opt. Call	AA+	739,609
550	4.000%, 1/15/25 (WI/DD, Settling 10/01/20)	No Opt. Call	AA+	634,156
460	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/20 at 100.00	N/R (7)	480,530
	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,214,356
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,165,470
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,096,760
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,019,273
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,104,244
5,635	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc Project, Refunidng Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)	No Opt. Call	A1	6,899,832
25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	27,281,705
20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	22,775,981
272,495	Total Indiana			305,226,088
	Iowa – 1.0%
	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,851,978
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,912,699
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,538,255
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,012,010
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44 (Pre-refunded 2/15/23)	2/23 at 100.00	AA- (7)	11,200,700
	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,578,921
6,840	5.000%, 7/01/28	7/23 at 100.00	A1	7,541,921
120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 4,190	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	$4,249,163
1,955	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	2,063,737
4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	11/20 at 104.00	BB-	4,966,142
6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	6,722,393
2,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.600%, 7/01/37	1/29 at 100.00	AAA	2,035,880
	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A:
5,000	2.700%, 1/01/40	7/29 at 100.00	AAA	5,212,750
14,855	3.750%, 1/01/50	7/29 at 100.00	AAA	16,639,086
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,170	5.375%, 6/01/38	11/20 at 100.00	B-	13,363,994
2,350	5.500%, 6/01/42	11/20 at 100.00	B-	2,384,616
30	5.625%, 6/01/46	11/20 at 100.00	B-	30,442
1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	11/20 at 100.00	B-	1,968,576
88,440	Total Iowa			94,273,263
	Kansas – 0.6%
14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A+	15,540,015
11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A+	11,661,540
4,335	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,431,237
10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	10,703,722
5,265	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	A (7)	5,746,432
	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,925	5.000%, 9/01/21	No Opt. Call	A	2,007,871
660	5.000%, 9/01/22	No Opt. Call	A	718,357
1,505	5.000%, 9/01/23	No Opt. Call	A	1,705,632
49,515	Total Kansas			52,514,806
121

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 1.8%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019:
$ 450	4.000%, 2/01/33	2/30 at 100.00	BBB-	$483,106
500	4.000%, 2/01/34	2/30 at 100.00	BBB-	533,495
180	4.000%, 2/01/35	2/30 at 100.00	BBB-	191,405
1,110	4.000%, 2/01/36	2/30 at 100.00	BBB-	1,176,800
3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,531,904
1,875	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,913,925
10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,201
7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,185,360
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	1,508,971
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,736,576
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,000	5.000%, 12/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	5,393,200
10,175	5.000%, 12/01/35	6/22 at 100.00	N/R	10,975,162
3,800	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	4,098,832
8,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	8,552,785
	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Ba2	1,161,931
1,060	5.000%, 8/01/26	No Opt. Call	Ba2	1,246,412
1,110	5.000%, 8/01/27	8/26 at 100.00	Ba2	1,299,976
1,165	5.000%, 8/01/28	8/26 at 100.00	Ba2	1,354,872
1,230	5.000%, 8/01/29	8/26 at 100.00	Ba2	1,419,752
2,935	5.000%, 8/01/37	8/26 at 100.00	Ba2	3,274,521
15,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2019A, 2.450%, 6/01/39 (Mandatory Put 10/01/29)	No Opt. Call	A	16,142,550
122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
$ 290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	$296,943
965	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	988,102
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	312,616
1,015	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	1,040,344
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	348,490
1,115	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	1,142,841
17,020	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	18,795,696
24,355	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	27,305,365
11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	12,455,410
10,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	11,757,700
	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
6,945	3.000%, 10/01/34	4/26 at 100.00	AA	7,391,008
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,302,050
148,255	Total Kentucky			162,328,301
	Louisiana – 2.5%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
14,510	5.000%, 12/01/34	12/29 at 100.00	BB+	16,120,610
10,250	5.000%, 12/01/39	12/29 at 100.00	BB+	11,144,107
	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
980	5.000%, 2/01/23	No Opt. Call	AA-	1,088,359
565	5.000%, 2/01/24	No Opt. Call	AA-	653,428
805	5.000%, 2/01/25	No Opt. Call	AA-	964,615
585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	602,217
475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	512,772
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,790,188
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,442,888
123

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
$ 2,280	5.000%, 2/01/28 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	$2,639,784
2,850	5.000%, 2/01/29 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	3,299,730
2,000	5.000%, 2/01/30 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	2,315,600
17,830	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	19,063,836
5,430	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,455,738
5,250	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013C, 1.650%, 9/01/34 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,274,885
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,280	5.000%, 5/15/28	5/27 at 100.00	A3	1,573,542
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,221,890
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,404,168
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,117,622
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,756,085
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (6)	7/27 at 100.00	Caa1	740,000
3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,248,584
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	31,163
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,252,813
35	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	43,629
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	4,015,241
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	49,861
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,292,521
2,980	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	3,153,108
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA-	1,101,755
3,120	5.000%, 7/01/29	7/23 at 100.00	AA-	3,274,721
1,000	5.000%, 7/01/30	7/23 at 100.00	AA-	1,047,250
4,000	5.000%, 7/01/31	7/23 at 100.00	AA-	4,180,440
3,835	5.000%, 7/01/32	7/23 at 100.00	AA-	3,998,639
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/31	5/22 at 100.00	Aa2	15,705,000
124

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
$ 1,165	5.000%, 9/01/29	9/23 at 100.00	A+	$1,284,110
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,573,907
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,392,240
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
3,940	5.000%, 12/01/20	No Opt. Call	AA-	3,970,771
5,400	5.000%, 12/01/21	No Opt. Call	AA-	5,698,566
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA-	1,101,860
870	5.000%, 12/01/23	No Opt. Call	AA-	996,698
1,020	5.000%, 12/01/24	No Opt. Call	AA-	1,209,975
480	5.000%, 12/01/25	No Opt. Call	AA-	586,963
795	5.000%, 12/01/27	12/25 at 100.00	AA-	964,248
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
250	5.000%, 6/01/24	No Opt. Call	A	289,355
605	5.000%, 6/01/25	6/24 at 100.00	A	701,957
500	5.000%, 6/01/26	6/24 at 100.00	A	578,700
600	5.000%, 6/01/27	6/24 at 100.00	A	692,010
380	5.000%, 6/01/28	6/24 at 100.00	A	436,761
580	5.000%, 6/01/29	6/24 at 100.00	A	664,976
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
410	5.000%, 6/01/30	6/25 at 100.00	A	484,321
775	5.000%, 6/01/32	6/25 at 100.00	A	907,758
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,167,910
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,208,043
500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A (7)	555,505
6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,865,784
3,265	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,864,552
3,405	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,729,496
125

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
$ 630	3.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	$665,463
760	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	946,565
1,465	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	AA	1,881,206
1,000	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	AA	1,276,570
975	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	1,237,704
1,150	5.000%, 12/01/32 – AGM Insured	12/28 at 100.00	AA	1,450,668
1,630	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	1,922,960
5,980	3.000%, 12/01/35 – AGM Insured	12/28 at 100.00	AA	6,481,244
2,075	4.000%, 12/01/36 – AGM Insured	12/28 at 100.00	AA	2,421,380
565	4.000%, 12/01/44 – AGM Insured	12/28 at 100.00	AA	645,168
209,720	Total Louisiana			233,432,183
	Maine – 0.5%
1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,145,903
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	4,313,895
5,660	4.000%, 7/01/46	7/26 at 100.00	BBB	5,729,788
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2020A:
1,175	4.000%, 7/01/37	7/30 at 100.00	A+	1,369,803
1,500	4.000%, 7/01/38	7/30 at 100.00	A+	1,742,460
2,000	4.000%, 7/01/39	7/30 at 100.00	A+	2,315,460
1,590	4.000%, 7/01/40	7/30 at 100.00	A+	1,834,908
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,023,390
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	3,938,126
1,210	6.950%, 7/01/41	7/21 at 100.00	BB	1,239,464
10,000	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2020B, 2.350%, 11/15/40	11/28 at 100.00	AA+	10,142,100
6,280	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.550%, 11/15/40	5/29 at 100.00	AA+	6,432,667
290	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	310,929
39,875	Total Maine			41,538,893
	Maryland – 1.6%
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,270	3.250%, 1/01/31	1/26 at 100.00	A	1,320,978
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,732,458
126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,160	5.000%, 9/01/26	No Opt. Call	BB-	$1,054,950
1,760	5.000%, 9/01/27	No Opt. Call	BB-	1,596,971
2,780	5.000%, 9/01/29	9/27 at 100.00	BB-	2,499,998
1,000	5.000%, 9/01/30	9/27 at 100.00	BB-	896,810
1,365	5.000%, 9/01/31	9/27 at 100.00	BB-	1,223,327
1,135	5.000%, 9/01/32	9/27 at 100.00	BB-	1,015,677
145	5.000%, 9/01/34	9/27 at 100.00	BB-	129,479
1,500	5.000%, 9/01/39	9/27 at 100.00	BB-	1,328,505
1,000	5.000%, 9/01/46	9/27 at 100.00	BB-	880,900
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA-	518,100
1,000	5.000%, 7/01/26	1/24 at 100.00	AA-	1,143,470
1,715	5.000%, 7/01/27	1/24 at 100.00	AA-	1,954,465
4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	4,393,120
22,420	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 9/01/39	3/29 at 100.00	Aa1	23,666,328
10,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.500%, 9/01/40	3/29 at 100.00	Aa1	10,422,508
12,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	12,766,000
19,130	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	19,045,254
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,192,930
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
780	5.000%, 7/01/32	7/26 at 100.00	BBB+	893,248
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB+	2,566,733
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB+	1,878,047
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB+	2,270,300
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB+	1,776,989
7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R (7)	9,251,106
6,315	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	7,842,788
9,805	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 4.000%, 6/01/27	6/24 at 100.00	AAA	11,087,984
385	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	11/20 at 100.00	B-	377,543
127

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2020:
$ 1,125	5.000%, 12/01/25	No Opt. Call	AAA	$1,396,406
1,180	5.000%, 12/01/26	No Opt. Call	AAA	1,510,388
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2020:
5,910	5.000%, 12/01/25	No Opt. Call	AAA	7,335,788
6,115	5.000%, 12/01/26	No Opt. Call	AAA	7,818,578
135,905	Total Maryland			146,788,126
	Massachusetts – 1.1%
465	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	478,215
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	B	832,453
680	5.000%, 7/01/27	7/24 at 100.00	B	678,082
925	5.000%, 7/01/28	7/24 at 100.00	B	918,729
960	5.000%, 7/01/29	7/24 at 100.00	B	947,846
4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,935,792
2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28 (6)	11/20 at 100.00	N/R	1,659,000
14,450	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	17,136,399
1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,565,664
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A	2,791,983
1,085	5.000%, 7/01/38	7/28 at 100.00	A	1,321,628
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
350	5.000%, 7/15/31, 144A	7/30 at 100.00	BB+	412,185
415	5.000%, 7/15/32, 144A	7/30 at 100.00	BB+	485,579
320	5.000%, 7/15/33, 144A	7/30 at 100.00	BB+	371,904
300	5.000%, 7/15/34, 144A	7/30 at 100.00	BB+	347,202
270	5.000%, 7/15/35, 144A	7/30 at 100.00	BB+	311,153
135	5.000%, 7/15/36, 144A	7/30 at 100.00	BB+	155,112
145	5.000%, 7/15/37, 144A	7/30 at 100.00	BB+	165,976
128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
$ 1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	$1,306,854
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,490,579
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,106,651
4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A-	4,542,570
4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	4,452,690
1,425	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.000%, 12/01/39	12/28 at 100.00	AA	1,514,120
3,000	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Series 2019C-1, 2.900%, 12/01/39	12/28 at 100.00	AA	3,153,780
10,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	AA+	11,037,428
2,330	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2020-218, 2.300%, 12/01/40	12/29 at 100.00	AA+	2,362,783
26,700	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	30,051,651
6,640	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,540,318
95,435	Total Massachusetts			105,074,326
	Michigan – 1.2%
	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,816,553
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,326,859
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,396,073
355	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AA-	433,711
4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A+	5,688,274
8,665	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	9,840,927
2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,704,089
4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39	6/28 at 100.00	AA+	4,359,720
13,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AA+	13,714,740
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	5,250,950
129

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	$5,697,281
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I:
1,175	3.000%, 10/15/20	No Opt. Call	Aa2	1,176,222
5,000	5.000%, 10/15/27	No Opt. Call	Aa2	6,486,150
4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,090,765
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,138,290
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,268,940
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,886,767
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,246,943
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,617,100
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,543,830
	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	4,864,041
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	3,860,034
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A1	4,367,362
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A1	6,149,613
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A1	5,796,300
102,580	Total Michigan			111,721,534
	Minnesota – 0.9%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A-	1,060,752
1,085	5.000%, 2/15/37	2/28 at 100.00	A-	1,283,143
8,390	4.250%, 2/15/43	2/28 at 100.00	A-	9,174,465
55	4.250%, 2/15/48	2/28 at 100.00	A-	59,701
	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2020B:
2,090	5.000%, 12/01/21	No Opt. Call	AAA	2,208,837
4,930	5.000%, 12/01/25	No Opt. Call	AAA	6,107,925
2,720	5.000%, 12/01/26	No Opt. Call	AAA	3,470,149
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,933,434
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,240,046
130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 8,990	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	$9,350,842
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B:
9,525	2.625%, 1/01/40	7/29 at 100.00	AA+	9,835,134
11,020	3.500%, 7/01/50	7/29 at 100.00	AA+	12,234,294
7,320	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.500%, 7/01/40	7/29 at 100.00	AA+	7,474,672
3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	3,266,460
425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A-	452,221
1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,247,359
2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,289,175
6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	7,243,593
105	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	11/20 at 100.00	N/R	105,210
74,925	Total Minnesota			82,037,412
	Mississippi – 0.5%
6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	6,900,143
8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	8,304,988
13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,639,002
	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A:
2,500	2.450%, 12/01/39	6/29 at 100.00	Aaa	2,552,975
5,000	3.750%, 6/01/49	6/29 at 100.00	Aaa	5,550,250
2,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 4.000%, 10/15/38	10/28 at 100.00	A+	2,199,620
8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (7)	10,215,135
46,675	Total Mississippi			49,362,113
	Missouri – 0.7%
1,320	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,473,424
1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,155,154
10,305	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	11,253,575
12,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	13,107,000
131

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 15,060	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	$16,294,769
1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	1,539,759
220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	224,000
1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32 (Pre-refunded 10/01/23)	10/23 at 100.00	A- (7)	1,558,579
2,725	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.750%, 11/01/39	5/29 at 100.00	AA+	2,818,495
1,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2020A, 2.550%, 11/01/40	5/29 at 100.00	AA+	1,819,055
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,524,712
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,887,817
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,124,700
4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,582,804
1,135	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,250,622
57,475	Total Missouri			62,614,465
	Montana – 0.7%
1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Buidling Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,863,690
20,700	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	A1	21,735,414
35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	36,219,444
1,000	Gallatin County School District 44 Belgrade, Montana, General Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33	6/29 at 100.00	A+	1,197,950
550	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	596,948
58,845	Total Montana			61,613,446
	Nebraska – 1.4%
5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	5,625,300
3,000	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/49 (Mandatory Put 8/01/25)	5/25 at 100.50	Aa2	3,449,490
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
2,025	5.000%, 5/15/28	5/24 at 100.00	A-	2,266,542
9,350	5.000%, 5/15/44	5/24 at 100.00	A-	10,122,777
132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 670	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA-	$713,865
370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA-	408,613
5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32 (Pre-refunded 11/01/21)	11/21 at 100.00	A (7)	6,206,091
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	594,356
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,418,100
530	5.000%, 7/01/25	No Opt. Call	BBB	617,874
750	5.000%, 7/01/26	7/25 at 100.00	BBB	868,823
200	5.000%, 7/01/27	7/25 at 100.00	BBB	230,394
835	5.000%, 7/01/28	7/25 at 100.00	BBB	955,983
485	5.000%, 7/01/29	7/25 at 100.00	BBB	552,430
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,133,830
180	5.000%, 7/01/33	7/25 at 100.00	BBB	201,859
11,030	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	11,749,597
2,225	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	2,436,130
18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44	3/28 at 100.00	AA+	19,570,473
11,660	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.850%, 9/01/39	3/29 at 100.00	AA+	12,184,117
10,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.550%, 9/01/40	3/29 at 100.00	AA+	10,221,800
	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,573,298
960	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	1,017,994
565	5.000%, 1/01/24	1/22 at 100.00	A+	598,154
615	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	652,152
380	5.000%, 1/01/25	1/22 at 100.00	A+	402,105
645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	712,028
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,672,800
133

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
$ 1,020	5.000%, 6/15/26	No Opt. Call	AA-	$1,274,388
1,370	5.000%, 6/15/28	No Opt. Call	AA-	1,798,303
1,475	5.000%, 6/15/29	No Opt. Call	AA-	1,974,656
1,760	4.000%, 6/15/33	6/29 at 100.00	AA-	2,112,546
	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	BB+	4,232,644
1,355	5.250%, 2/01/29	2/27 at 100.00	BB+	1,552,762
6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,663,420
114,680	Total Nebraska			125,765,694
	Nevada – 1.1%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,147,980
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,144,626
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,073,554
5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,877,985
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/23	No Opt. Call	Aa3	11,159,200
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,775,113
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,280,597
3,585	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/34	7/27 at 100.00	Aa3	3,836,380
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,599,755
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,031,900
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	12,842,051
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,293,704
1,545	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,665,495
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,152,140
295	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	307,971
6,000	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Series 2019C, 1.200%, 10/01/51 (Mandatory Put 12/31/20)	10/20 at 100.00	N/R	6,002,460
134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 4,720	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	$5,134,652
11,295	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,063,399
3,165	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	Ba2	3,108,726
12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A+	12,560,992
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,381,201
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	4,878,335
2,600	Washoe County, Nevada, Water Facilities Revenue Bonds, Sierra Pacific Power Company Project, Refunding Series 2016C, 0.625%, 3/01/36 (Mandatory Put 4/15/22) (AMT)	No Opt. Call	A2	2,600,390
96,625	Total Nevada			101,918,606
	New Hampshire – 0.4%
17,233	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	18,626,036
16,870	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	17,656,479
905	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)	1/26 at 100.00	A (7)	1,071,258
1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A-	2,120,931
850	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A-	912,815
37,698	Total New Hampshire			40,387,519
	New Jersey – 4.4%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,766,750
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,145,330
1,370	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	1,394,222
7,230	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	7,570,461
1,585	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,690,101
1,000	Morris County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Whippany Firehouse Project Notes, Series 2020, 3.000%, 8/02/21	No Opt. Call	N/R	1,022,270
135

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$ 13,995	5.000%, 6/15/21	No Opt. Call	BBB+	$14,215,981
2,635	5.000%, 6/15/22	No Opt. Call	BBB+	2,733,391
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,148,565
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,432,233
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,090,554
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	7,858,452
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,147,650
1,030	4.250%, 6/15/27	6/22 at 100.00	BBB+	1,043,246
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,738,035
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
4,085	5.000%, 11/01/32	11/29 at 100.00	BBB+	4,810,047
6,265	4.000%, 11/01/37	11/29 at 100.00	BBB+	6,649,922
2,750	4.000%, 11/01/38	11/29 at 100.00	BBB+	2,898,638
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	A2	1,493,289
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,484,499
6,345	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	6,400,138
25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	BBB+	28,293,250
6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,503,940
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,221,140
10,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-3, 5.000%, 7/01/45 (Mandatory Put 7/01/26)	4/26 at 100.83	AA-	12,460,635
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB-	1,138,600
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,445	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	4,643,558
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,240,153
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	12,744,992
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,175,600
920	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,026,711
2,855	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A-	2,754,818
136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$ 6,145	5.000%, 6/15/24	No Opt. Call	A+	$6,945,694
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,704,280
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,822,101
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	12,068,538
1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	1,031,875
10,945	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	BBB+	12,167,885
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,310	5.500%, 6/15/31	6/21 at 100.00	BBB+	7,491,434
10,465	5.250%, 6/15/36	6/21 at 100.00	BBB+	10,682,881
2,085	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	BBB+	2,172,174
14,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	BBB+	14,972,108
770	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	BBB+	817,732
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	BBB+	2,017,082
1,850	5.250%, 6/15/34	6/25 at 100.00	BBB+	2,057,811
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/23	No Opt. Call	BBB+	2,223,460
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
2,500	5.000%, 12/15/25	No Opt. Call	BBB+	2,900,200
5,000	5.000%, 12/15/26	No Opt. Call	BBB+	5,893,600
10,230	5.000%, 12/15/33	12/29 at 100.00	BBB+	11,989,765
3,000	4.000%, 12/15/39	12/29 at 100.00	BBB+	3,153,270
9,415	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	BBB+	9,846,019
6,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/33	12/28 at 100.00	BBB+	7,078,357
2,875	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	2,960,876
2,325	Ocean City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2016, 1.000%, 11/15/28	11/24 at 100.00	AA	2,275,826
4,585	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	4,812,049
13,495	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	13,977,041
137

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,950	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/21	No Opt. Call	Baa1	$2,964,927
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,620	5.000%, 6/01/28	No Opt. Call	A	5,836,076
120	5.000%, 6/01/29	6/28 at 100.00	A	150,590
3,110	5.000%, 6/01/30	6/28 at 100.00	A-	3,874,189
6,560	5.000%, 6/01/31	6/28 at 100.00	A-	8,114,326
6,000	5.000%, 6/01/35	6/28 at 100.00	A-	7,283,040
11,265	4.000%, 6/01/37	6/28 at 100.00	A-	12,561,038
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
14,540	3.200%, 6/01/27	No Opt. Call	BBB	14,865,405
2,770	5.000%, 6/01/46	6/28 at 100.00	BB+	3,132,510
2,565	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.000%, 7/15/26	No Opt. Call	AA-	2,723,389
366,120	Total New Jersey			398,504,719
	New Mexico – 0.5%
8,560	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	8,618,636
12,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	14,642,250
1,750	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,924,650
5,150	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	5,681,016
4,700	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39	1/29 at 100.00	Aaa	4,969,874
1,975	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39	1/29 at 100.00	Aaa	2,082,993
9,040	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	10,760,945
43,675	Total New Mexico			48,680,364
	New York – 6.3%
	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2020B Forward Delivery:
1,000	5.000%, 12/15/21 (AMT)	No Opt. Call	A	1,048,180
1,000	5.000%, 12/15/22 (AMT)	No Opt. Call	A	1,087,000
1,225	5.000%, 12/15/23 (AMT)	No Opt. Call	A	1,376,643
1,145	5.000%, 12/15/24 (AMT)	No Opt. Call	A	1,325,338
138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Albany County, New York, General Obligation Bonds, Refunding Forward Delivery Series 2019C:
$ 2,225	5.000%, 11/01/21	No Opt. Call	AA	$2,340,967
1,915	5.000%, 11/01/22	No Opt. Call	AA	2,100,123
1,515	5.000%, 11/01/23	No Opt. Call	AA	1,725,585
	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	344,994
500	5.000%, 1/01/25	No Opt. Call	A+	595,295
4,000	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	4,738,600
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB-	2,233,374
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB-	1,687,434
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	1,540,565
5,365	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	5,494,189
	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,085	5.000%, 5/15/24	5/22 at 100.00	AA	10,792,765
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	9,925,665
7,000	Erie County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020, 3.000%, 6/24/21	No Opt. Call	AA-	7,133,140
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	109,040
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,036,981
1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A	1,334,294
10,545	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	10,751,682
34,930	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	35,942,970
54,635	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	56,496,414
6,565	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	6,772,848
47,725	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	48,245,680
6,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43	11/30 at 100.00	A+	6,412,560
139

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,360	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A+	$10,566,268
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36	5/25 at 100.00	A+	7,256,410
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019:
1,880	4.000%, 1/01/30	1/26 at 103.00	N/R	1,886,467
1,910	5.000%, 1/01/40	1/26 at 103.00	N/R	1,991,099
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,525	5.000%, 7/01/28	7/24 at 100.00	A-	1,725,827
1,000	5.000%, 7/01/29	7/24 at 100.00	A-	1,127,790
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A-	735,467
2,455	5.000%, 7/01/32	7/24 at 100.00	A-	2,740,369
10,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020A, 2.000%, 12/09/20	No Opt. Call	N/R	10,033,000
7,610	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	7,668,977
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
7,500	5.000%, 8/01/28	No Opt. Call	Aa1	9,622,500
6,750	5.000%, 8/01/29	No Opt. Call	Aa1	8,795,250
10,015	5.000%, 8/01/30	No Opt. Call	Aa1	13,266,370
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
900	3.625%, 11/01/33	11/27 at 100.00	Aa2	997,623
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,209,320
5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,517,655
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P:
2,040	2.600%, 11/01/34	5/28 at 100.00	Aa2	2,130,984
10,105	2.850%, 11/01/39	5/28 at 100.00	Aa2	10,520,417
8,845	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	9,756,831
21,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.300%, 11/01/40 (WI/DD, Settling 10/07/20)	5/29 at 100.00	Aa2	20,845,440
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,531,300
14,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 3.000%, 10/01/39	10/28 at 100.00	Aa1	15,237,834
140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 8,275	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	Aa1	$8,388,119
6,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.300%, 10/01/40	10/29 at 100.00	Aa1	6,003,780
6,020	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2020C, 5.000%, 3/15/26	No Opt. Call	Aa1	7,448,787
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	1,579,421
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,122,137
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	8,357,383
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	10,386,442
12,605	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	13,534,493
2,465	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	2,580,337
50,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	53,318,500
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	2,077,842
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	2,194,889
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	15,427,952
2,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	2,124,040
4,955	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	5,358,585
10,030	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	Aa3	11,381,843
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	801,932
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,181,600
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A-	2,755,665
2,695	5.000%, 7/01/29	7/24 at 100.00	A-	3,039,394
4,200	5.000%, 7/01/30	7/24 at 100.00	A-	4,715,970
2,100	5.000%, 7/01/31	7/24 at 100.00	A-	2,351,475
1,335	5.000%, 7/01/32	7/24 at 100.00	A-	1,490,180
3,080	5.000%, 7/01/33	7/24 at 100.00	A-	3,428,964
141

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery:
$ 1,200	5.000%, 9/01/23	No Opt. Call	A3	$1,326,756
1,835	5.000%, 9/01/24	No Opt. Call	A3	2,089,478
2,000	5.000%, 9/01/25	No Opt. Call	A3	2,338,520
20,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/34	12/25 at 100.00	AAA	24,311,800
544,590	Total New York			580,871,808
	North Carolina – 0.4%
2,395	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	2,443,954
610	North Carolina Captial Facilities Finance Agency, Revenue Bonds, The Methodist Univerity, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BB+	610,903
10,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (7)	10,160,580
4,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39	7/28 at 100.00	AA+	4,159,960
5,900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	AA+	6,114,347
11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,785,440
34,545	Total North Carolina			37,275,184
	North Dakota – 0.9%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	124,003
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,281,366
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,929,576
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,534,540
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,033,360
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	3,053,579
2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (7)	2,931,072
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,335	5.000%, 12/01/32	12/21 at 100.00	Baa2	2,394,566
26,005	5.000%, 12/01/35	12/21 at 100.00	Baa2	26,607,276
2,535	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Home Mortgage Finance Program, Series 2020A, 3.000%, 7/01/40	7/29 at 100.00	Aa1	2,678,430
4,900	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	Aa1	5,285,777
142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
$ 3,785	5.000%, 6/01/28	No Opt. Call	BBB-	$4,467,057
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB-	3,516,930
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB-	1,440,004
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB-	3,943,884
13,280	5.000%, 6/01/38	6/28 at 100.00	BBB-	14,817,293
72,955	Total North Dakota			78,038,713
	Ohio – 3.0%
1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA-	2,017,515
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
1,885	5.000%, 6/01/27	No Opt. Call	A	2,368,502
6,080	5.000%, 6/01/28	No Opt. Call	A	7,802,950
7,705	5.000%, 6/01/29	No Opt. Call	A	10,088,234
7,770	5.000%, 6/01/30	No Opt. Call	A-	10,356,167
11,595	5.000%, 6/01/31	6/30 at 100.00	A-	15,330,793
5,610	5.000%, 6/01/32	6/30 at 100.00	A-	7,358,917
4,045	5.000%, 6/01/33	6/30 at 100.00	A-	5,265,053
3,145	5.000%, 6/01/34	6/30 at 100.00	A-	4,076,989
4,305	5.000%, 6/01/35	6/30 at 100.00	A-	5,550,049
1,155	5.000%, 6/01/36	6/30 at 100.00	A-	1,480,675
4,025	4.000%, 6/01/37	6/30 at 100.00	A-	4,731,307
5,965	4.000%, 6/01/38	6/30 at 100.00	A-	6,981,018
4,005	4.000%, 6/01/39	6/30 at 100.00	A-	4,671,152
8,075	3.000%, 6/01/48	6/30 at 100.00	BBB+	7,852,211
3,150	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,445,659
8,860	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	9,432,267
	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,758,539
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,564,522
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,292,900
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,056,410
365	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	11/20 at 100.00	A-	366,372
3,300	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	3,895,056
7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,945,052
143

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$ 1,150	4.000%, 10/01/20	No Opt. Call	Aa3	$1,150,000
1,230	5.000%, 10/01/21	No Opt. Call	Aa3	1,289,421
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,058,094
2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	3,675
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)	No Opt. Call	N/R	1,750
28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	35,925
915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	1,144
3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)	No Opt. Call	N/R	4,513
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	313
1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,027,650
14,735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	15,288,447
20,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005C, 2.100%, 4/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	20,764,962
19,840	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	21,098,054
16,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	17,916,099
12,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	12,403,488
6,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,237,435
695	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	759,969
5,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Series 2019C, 1.625%, 12/01/34 (Mandatory Put 12/01/26)	6/26 at 100.00	AA-	5,139,300
3,730	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	Aaa	3,990,354
144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,525	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	Aaa	$5,792,355
1,725	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020B, 2.250%, 9/01/40	9/29 at 100.00	Aaa	1,733,470
2,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	2,074,060
8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	10,069,007
5,220	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	6,111,576
3,855	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)	No Opt. Call	N/R	4,819
8,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)	No Opt. Call	N/R	10,625
8,645	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)	No Opt. Call	N/R	10,806
1,945	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)	No Opt. Call	N/R	2,431
2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)	No Opt. Call	N/R	2,944
12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,400,445
2,200	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,315,368
311,825	Total Ohio			278,386,808
	Oklahoma – 1.7%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
700	4.000%, 12/01/28	No Opt. Call	A	855,715
875	4.000%, 12/01/30	12/29 at 100.00	A	1,075,708
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
1,775	2.000%, 9/01/28	No Opt. Call	A	1,884,251
1,850	2.000%, 9/01/29	No Opt. Call	A	1,962,498
1,800	2.750%, 9/01/30	No Opt. Call	A	2,030,886
1,790	2.750%, 9/01/31	9/30 at 100.00	A	2,005,767
	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA-	2,378,783
1,415	4.000%, 9/01/23	9/21 at 100.00	AA-	1,461,101
45	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	51,059
145

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 2,050	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Yukon Public Schools Project, Series 2019, 5.000%, 12/01/20	No Opt. Call	N/R	$2,061,787
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
3,025	5.000%, 6/01/21	No Opt. Call	A+	3,114,691
7,580	5.000%, 6/01/22	No Opt. Call	A+	8,127,352
3,085	5.000%, 6/01/23	No Opt. Call	A+	3,430,335
	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,827,386
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,725,403
	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,881,556
5,290	5.000%, 9/01/31	9/26 at 100.00	A	6,454,223
3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A-	3,462,259
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Amber-Pocasset Public Schools Project, Series 2019:
1,365	4.000%, 9/01/32	9/29 at 100.00	A	1,618,085
1,485	4.000%, 9/01/34	9/29 at 100.00	A	1,745,469
1,000	4.000%, 9/01/36	9/29 at 100.00	A	1,165,170
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
1,870	4.000%, 9/01/32	9/29 at 100.00	A+	2,233,752
1,465	4.000%, 9/01/33	9/29 at 100.00	A+	1,740,332
1,375	4.000%, 9/01/34	9/29 at 100.00	A+	1,628,578
	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
2,115	5.000%, 9/01/22	No Opt. Call	A	2,290,968
1,000	5.000%, 9/01/23	No Opt. Call	A	1,124,300
1,870	5.000%, 9/01/24	No Opt. Call	A	2,176,736
2,490	5.000%, 9/01/26	No Opt. Call	A	3,071,963
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,641,446
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,963,559
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,160	5.000%, 8/15/33	8/28 at 100.00	Baa3	7,285,678
16,565	5.000%, 8/15/38	8/28 at 100.00	Baa3	19,239,419
3,205	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	3,202,789
146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 2,135	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2019A, 3.000%, 9/01/39	3/28 at 100.00	Aaa	$2,258,702
1,745	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 3.000%, 9/01/40	3/29 at 100.00	Aaa	1,825,811
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A-	813,300
500	3.000%, 9/01/23	No Opt. Call	A-	533,500
615	5.000%, 9/01/24	No Opt. Call	A-	714,845
1,505	5.000%, 9/01/25	No Opt. Call	A-	1,803,231
3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,579,664
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,570	5.000%, 9/01/25	9/23 at 100.00	AA-	4,051,522
10,755	5.000%, 9/01/26	9/23 at 100.00	AA-	12,202,193
1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA-	2,190,655
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,195	5.000%, 9/01/25	No Opt. Call	AA-	7,562,856
9,590	5.000%, 9/01/26	9/25 at 100.00	AA-	11,630,656
2,580	Washington County Rural Water District 3, Oklahoma, Revenue Bonds, Refunding & Capital improvement Series 2020, 3.000%, 9/15/35	3/28 at 100.00	A+	2,796,746
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A-	2,582,220
1,695	5.000%, 3/01/31	3/29 at 100.00	A-	2,155,837
2,500	5.000%, 3/01/33	3/29 at 100.00	A-	3,132,650
138,570	Total Oklahoma			159,753,392
	Oregon – 0.8%
5,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/35	6/27 at 100.00	AA+	6,238,150
1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 5.000%, 6/15/38	6/28 at 100.00	AA+	2,205,455
1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 5.000%, 6/15/40 (8)	6/27 at 100.00	Aa1	1,439,353
1,475	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-1, 3.250%, 11/15/25	11/21 at 100.00	N/R	1,488,083
147

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
$ 1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	$1,170,878
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	1,001,175
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	607,620
2,050	0.000%, 6/15/39	6/28 at 63.17	AA+	1,131,292
1,770	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	2,047,713
2,750	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2019A, 0.000%, 6/15/38	6/29 at 72.47	Aa1	1,664,382
3,265	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,545,431
5,435	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	5,974,587
7,670	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2019A, 2.650%, 7/01/39	7/28 at 100.00	Aa2	7,973,655
15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,824,661
11,220	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)	11/23 at 100.00	AAA	12,897,727
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA-	4,071,332
1,925	5.000%, 5/15/33	5/26 at 100.00	AA-	2,279,181
69,085	Total Oregon			72,560,675
	Pennsylvania – 5.7%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,208,190
10,010	4.000%, 4/01/37	4/28 at 100.00	A	11,250,739
6,050	4.000%, 4/01/38	4/28 at 100.00	A	6,780,295
13,810	4.000%, 4/01/44	4/28 at 100.00	A	15,250,107
	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	1,103,130
4,000	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	4,412,520
1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,696,502
1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,500
7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	9,713
148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	$3,600
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
1,570	4.000%, 11/01/33	11/27 at 100.00	BBB+	1,615,263
2,295	4.000%, 11/01/38	11/27 at 100.00	BBB+	2,326,556
8,740	4.000%, 11/01/39	11/27 at 100.00	BBB+	8,838,325
2,530	4.000%, 11/01/47	11/27 at 100.00	BBB+	2,489,950
12,400	5.000%, 11/01/47	11/27 at 100.00	BBB+	13,238,736
11,800	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	13,117,588
13,910	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	15,703,973
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,254,220
3,590	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	3,868,333
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
2,000	5.000%, 6/01/28	No Opt. Call	A1	2,564,920
1,750	5.000%, 6/01/29	No Opt. Call	A1	2,289,998
45,720	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	51,907,745
	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	11/20 at 100.00	BBB	1,000,510
1,050	5.000%, 10/01/25	11/20 at 100.00	BBB	1,050,378
6,715	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	8,232,389
6,150	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	8,007,361
	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
410	5.000%, 6/01/22	No Opt. Call	Ba3	425,773
790	5.000%, 6/01/24	6/23 at 100.00	Ba3	836,468
525	5.000%, 6/01/25	6/23 at 100.00	Ba3	554,941
370	5.125%, 6/01/26	6/23 at 100.00	Ba3	391,179
460	5.375%, 6/01/28	6/23 at 100.00	Ba3	486,537
12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	12,730,175
10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	10,657,391
149

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 11,890	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	$12,907,308
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd Mercy University, Variable Rate Series 2017V-1B:
985	4.000%, 5/01/36 (Mandatory Put 5/01/22)	No Opt. Call	BBB	1,007,586
1,080	4.000%, 5/01/36 (Mandatory Put 5/01/23)	No Opt. Call	BBB	1,119,398
8,285	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44	5/29 at 100.00	AA	9,500,409
4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	5,069
3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	4,319
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,276,543
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,611,794
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,600,107
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	576,340
1,110	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,278,010
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,881,101
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,352,785
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,438,067
2,375	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2004, 2.150%, 11/01/21	No Opt. Call	A-	2,412,786
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
1,320	5.000%, 5/01/27	11/22 at 100.00	BBB-	1,363,652
10,850	5.000%, 5/01/42	11/22 at 100.00	BBB-	11,028,374
19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	20,928,674
8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	9,426,856
14,475	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	15,764,143
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,605	3.500%, 10/01/34	10/27 at 100.00	AA+	7,088,552
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,250,140
150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	AA+	$5,218,721
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133:
2,000	2.125%, 10/01/35	10/29 at 100.00	AA+	2,017,600
8,840	2.350%, 10/01/40	10/29 at 100.00	AA+	8,917,262
35	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA- (7)	35,311
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,095	0.000%, 12/01/34 (8)	12/26 at 100.00	AA-	2,299,975
5,000	0.000%, 12/01/37 (8)	12/26 at 100.00	AA-	5,497,650
16,150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	20,843,513
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery:
4,615	5.000%, 12/01/24	No Opt. Call	A1	5,504,034
5,000	5.000%, 12/01/25	No Opt. Call	A1	6,162,900
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,956,976
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,389,038
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	26,011,960
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,515	5.000%, 12/01/29	12/27 at 100.00	A3	3,097,700
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,901,179
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,902,950
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,274,175
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,739,555
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,225,760
12,025	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,341,496
1,010	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,230,746
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,650,850
7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,994,379
151

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017:
$ 1,835	5.000%, 5/01/31	11/27 at 100.00	BBB-	$1,959,652
2,050	5.000%, 5/01/33	11/27 at 100.00	BBB-	2,163,816
1,165	5.000%, 5/01/34	11/27 at 100.00	BBB-	1,226,698
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,197,850
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,252,000
10,455	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	10,748,263
1,250	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	A2	1,291,025
8,530	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	8,769,266
2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	10/20 at 100.00	N/R	2,604,023
8,395	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.945%, 12/01/24 (3-Month LIBOR * 67% reference rate + 0.780% spread) (4)	11/20 at 100.00	AA-	8,345,469
4,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	4,853,862
2,235	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,166,944
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
730	5.000%, 12/01/20	No Opt. Call	A	735,234
1,105	5.000%, 12/01/21	No Opt. Call	A	1,161,035
1,625	5.000%, 12/01/22	No Opt. Call	A	1,777,165
1,705	5.000%, 12/01/23	6/23 at 100.00	A	1,899,779
1,795	5.000%, 12/01/24	6/23 at 100.00	A	1,991,929
3,410	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	3,553,152
491,020	Total Pennsylvania			524,037,910
	Puerto Rico – 2.0%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
9,825	6.125%, 7/01/24	No Opt. Call	CC	10,377,656
50	6.000%, 7/01/44	11/20 at 100.00	CC	50,625
152

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 12,320	5.250%, 7/01/24	7/22 at 100.00	CC	$12,705,000
6,095	4.250%, 7/01/25	7/22 at 100.00	CC	6,102,619
13,030	5.000%, 7/01/33	7/22 at 100.00	CC	13,258,025
6,155	5.125%, 7/01/37	7/22 at 100.00	CC	6,262,713
5,975	5.250%, 7/01/42	7/22 at 100.00	CC	6,079,563
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,589	0.000%, 7/01/24	No Opt. Call	N/R	1,469,142
15,217	0.000%, 7/01/27	No Opt. Call	N/R	12,936,428
28,652	0.000%, 7/01/29	7/28 at 98.64	N/R	22,582,647
29,550	0.000%, 7/01/31	7/28 at 91.88	N/R	21,607,846
30,635	0.000%, 7/01/33	7/28 at 86.06	N/R	20,541,993
2,317	4.500%, 7/01/34	7/25 at 100.00	N/R	2,423,211
784	4.750%, 7/01/53	7/28 at 100.00	N/R	817,328
4,743	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	4,960,419
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
14,633	4.329%, 7/01/40	7/28 at 100.00	N/R	14,950,097
20,402	4.329%, 7/01/40	7/28 at 100.00	N/R	20,844,111
3,695	4.784%, 7/01/58	7/28 at 100.00	N/R	3,862,568
205,667	Total Puerto Rico			181,831,991
	Rhode Island – 0.5%
4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	5,008,503
4,125	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%, 10/01/39	10/28 at 100.00	AA+	4,352,246
3,900	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%, 10/01/39	4/29 at 100.00	AA+	4,170,699
10,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.300%, 10/01/40 (WI/DD, Settling 10/21/20)	10/29 at 100.00	AA+	9,948,800
4,550	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.550%, 10/01/40	10/29 at 100.00	AA+	4,626,304
136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	10/20 at 15.42	CCC-	20,687,233
163,070	Total Rhode Island			48,793,785
	South Carolina – 0.8%
5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,326,632
153

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
$ 1,055	5.000%, 11/01/34	5/26 at 100.00	A1	$1,232,630
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,363,038
6,650	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	7,354,701
3,095	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.900%, 7/01/39	1/29 at 100.00	Aaa	3,266,277
6,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.150%, 7/01/40 (WI/DD, Settling 10/08/20)	1/30 at 100.00	Aaa	6,023,700
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,005,538
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,060,295
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (7)	1,857,252
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	8,243,775
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	1,401,442
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A	3,511,752
8,290	5.000%, 12/01/50	6/25 at 100.00	A	9,383,285
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A	8,475,523
3,875	5.000%, 12/01/31	6/26 at 100.00	A	4,640,545
1,580	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Refunding Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,662,697
63,975	Total South Carolina			70,809,082
	South Dakota – 0.3%
	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	567,115
1,000	5.000%, 6/01/24 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+ (7)	1,128,320
2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	AA-	2,952,949
6,485	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	7,214,368
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018B:
3,200	3.850%, 11/01/33	11/27 at 100.00	AAA	3,583,232
4,315	4.050%, 11/01/38	11/27 at 100.00	AAA	4,815,756
154

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	$ 3,309,870
20,935	Total South Dakota			23,571,610
	Tennessee – 1.3%
2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB	2,513,403
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
2,765	3.375%, 4/01/26	No Opt. Call	BBB	3,036,993
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,863,372
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,957,075
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,208,333
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,458,688
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,397,370
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,489,001
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,308,403
	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,515,165
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,596,598
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,268,706
8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,679,730
935	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,008,753
5,180	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,548,816
11,205	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,393,178
9,995	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	11,060,067
9,845	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 3.000%, 7/01/39	7/28 at 100.00	AA+	10,480,002
3,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-3, 2.600%, 7/01/39	1/29 at 100.00	AA+	3,791,388
5,510	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-4, 2.900%, 7/01/39	1/29 at 100.00	AA+	5,844,898
5,000	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	5,703,400
155

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 27,255	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	$ 29,359,086
112,580	Total Tennessee			123,482,425
	Texas – 5.7%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
2,610	5.000%, 1/01/28	1/27 at 100.00	BBB-	2,685,090
3,650	5.000%, 1/01/30	1/27 at 100.00	BBB-	3,729,241
1,600	5.000%, 1/01/32	1/27 at 100.00	BBB-	1,635,056
	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019:
5,500	5.000%, 11/15/20 (AMT)	No Opt. Call	A1	5,530,635
5,000	5.000%, 11/15/21 (AMT)	No Opt. Call	A1	5,260,100
3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	A- (7)	3,726,883
3,455	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (7)	3,506,963
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A-	2,248,887
1,390	5.000%, 1/01/33	7/25 at 100.00	A-	1,601,044
1,165	5.000%, 1/01/34	7/25 at 100.00	A-	1,342,942
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A-	2,331,000
1,650	5.000%, 1/01/35	1/26 at 100.00	A-	1,918,274
	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019:
2,060	5.000%, 9/01/32	9/28 at 100.00	A	2,228,281
1,035	5.000%, 9/01/34	9/28 at 100.00	A	1,111,424
1,000	5.000%, 9/01/35	9/28 at 100.00	A	1,069,850
1,105	5.000%, 9/01/36	9/28 at 100.00	A	1,177,720
450	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	A-	465,003
	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,293,288
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,849,616
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A	10,008,200
20,000	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A	20,271,600
9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A1	9,331,808
3,725	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa2	3,840,438
156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	$12,890,102
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	A+	11,609,600
7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (7)	8,463,306
	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A-	887,198
550	4.000%, 3/01/22	3/21 at 100.00	A-	557,667
800	4.000%, 3/01/23	3/21 at 100.00	A-	811,624
440	4.250%, 3/01/25	3/21 at 100.00	A-	446,736
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020A:
5,215	4.125%, 7/01/26	No Opt. Call	A+	6,162,305
4,025	3.950%, 7/01/27	No Opt. Call	A+	4,792,769
3,060	3.750%, 7/01/28	No Opt. Call	A+	3,645,256
6,890	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	8,135,230
5,400	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,748,002
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2020 Forward Delivery:
1,280	5.000%, 6/01/21	No Opt. Call	A+	1,317,952
1,000	5.000%, 6/01/22	No Opt. Call	A+	1,073,940
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,900	5.000%, 12/01/23	12/22 at 100.00	A+	2,083,084
18,000	4.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A+ (7)	19,467,900
6,130	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/29 (Pre-refunded 12/01/24)	12/24 at 100.00	A+ (7)	7,326,882
2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A, 4.000%, 10/01/35	10/29 at 100.00	AA	2,373,560
5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,998,656
1,570	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke's Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	11/20 at 100.00	AA+ (7)	1,645,156
2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 13.452%, 11/01/41 (Pre-refunded 11/01/21), 144A (IF) (5)	11/21 at 100.00	AAA	2,684,774
425	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/23	No Opt. Call	Baa1	455,184
157

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	$5,466,204
4,600	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,228,084
3,745	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,235,745
12,050	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,574,325
5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,660,982
11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	13,631,556
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,968,495
2,025	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	2,098,001
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	20,216,995
5,000	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	5,412,850
2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	2,482,236
	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,914,100
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,337,839
6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,411,720
1,325	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	A	1,387,633
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,852,104
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,691,356
2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA-	2,329,000
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,175,480
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,367,347
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,825,408
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,317,940
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,308,460
1,915	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	1,919,136
158

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
$ 2,135	5.000%, 5/15/21	No Opt. Call	A+	$2,197,854
1,845	5.000%, 5/15/22	No Opt. Call	A+	1,986,548
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,383,513
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	3,005,328
2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,859,354
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
4,460	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,858,367
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	5,141,590
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,297,367
7,065	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	7,696,046
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	5,274,951
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	13,523,812
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	9,058,756
5,075	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,311,749
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A:
5,000	3.000%, 1/01/35	1/29 at 100.00	A+	5,291,000
5,310	4.000%, 1/01/36	1/29 at 100.00	A+	6,267,499
4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)	11/21 at 100.00	AA- (7)	5,086,280
1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,408,167
3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	Aaa	3,387,030
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,252,550
	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
12,000	4.000%, 12/31/37	12/29 at 100.00	Baa2	13,539,840
10,845	4.000%, 12/31/39	12/29 at 100.00	Baa2	12,158,221
159

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
$ 4,820	5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	$5,172,197
8,000	5.000%, 12/31/45 (AMT)	12/25 at 100.00	Baa3	8,567,840
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
4,500	4.000%, 12/31/31	12/30 at 100.00	Baa2	5,292,990
3,500	4.000%, 6/30/32	12/30 at 100.00	Baa2	4,071,970
7,060	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	7,302,511
5,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39	8/30 at 100.00	A	6,856,435
16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	A-	18,546,287
	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	664,583
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	891,084
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	1,095,465
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	521,620
3,800	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2011A, 5.000%, 2/15/22	2/21 at 100.00	AA	3,867,032
3,135	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 4.000%, 8/15/21	No Opt. Call	A	3,233,690
8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,402,449
473,325	Total Texas			520,025,197
	Utah – 0.1%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	3,648,783
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,184,900
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,474,399
2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	3,123,475
10,105	Total Utah			11,431,557
	Virginia – 2.2%
5,390	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	5,590,993
18,535	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	20,065,435
160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 6,785	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	$7,015,486
5,880	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)	No Opt. Call	A2	5,999,188
1,690	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	1,919,722
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A:
1,250	5.000%, 10/01/33	10/28 at 100.00	A	1,561,175
1,750	5.000%, 10/01/34	10/28 at 100.00	A	2,178,803
2,000	5.000%, 10/01/35	10/28 at 100.00	A	2,480,160
760	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	763,967
21,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30)	1/30 at 100.00	AA-	28,223,695
1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A3	1,262,783
13,195	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/22	No Opt. Call	AA+	14,369,487
710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	712,655
7,505	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020B, 2.200%, 3/01/40	3/29 at 100.00	AA+	7,481,734
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
14,725	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	16,519,830
12,375	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	13,890,814
10,000	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	11,206,000
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
6,150	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	6,337,083
31,560	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	32,479,658
6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,158,911
2,020	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	2,056,017
161

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 8,100	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.900%, 5/01/33 (Mandatory Put 6/01/23)	No Opt. Call	A2	$ 8,396,703
179,900	Total Virginia			197,670,299
	Washington – 2.5%
	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A:
27,890	5.000%, 7/01/36	7/29 at 100.00	Aa2	36,233,015
40,350	5.000%, 7/01/37	7/29 at 100.00	Aa2	52,042,219
7,500	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020B, 0.875%, 1/01/42 (Mandatory Put 1/01/26)	4/25 at 100.00	AA	7,564,275
2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA-	3,429,192
2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,617,196
5,140	Snohomish County, Washington, General Obligation Bonds, Limited Tax Series 2013, 4.000%, 12/01/39	6/23 at 100.00	AA+	5,479,805
10,485	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	11,834,734
10,560	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,274,522
20,475	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	24,415,414
6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (7)	6,076,860
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,253,095
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,519,705
	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,315	5.000%, 11/15/22 (ETM)	No Opt. Call	AA- (7)	1,435,664
2,035	5.000%, 11/15/24	5/24 at 100.00	AA-	2,337,401
14,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA-	14,896,980
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA-	5,119,045
2,780	5.000%, 10/01/31	10/28 at 100.00	AA-	3,513,725
3,010	5.000%, 10/01/32	10/28 at 100.00	AA-	3,779,808
2,610	5.000%, 10/01/33	10/28 at 100.00	AA-	3,261,952
162

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$ 5,120	5.000%, 8/15/29	8/27 at 100.00	BBB-	$5,859,840
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB-	5,601,900
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB-	6,419,789
	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Refunding Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
1,625	5.000%, 6/01/22 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	1,723,361
2,000	5.000%, 6/01/23 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,214,980
1,960	5.000%, 6/01/24 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,262,350
4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	4,684,580
193,305	Total Washington			229,851,407
	West Virginia – 0.2%
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,173,580
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,173,580
4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,983,739
1,150	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,305,652
17,980	Total West Virginia			18,636,551
	Wisconsin – 1.4%
2,000	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 4.000%, 6/01/35	6/29 at 100.00	AA	2,208,060
25,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	21,979,128
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A	No Opt. Call	BB	595,758
5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A-	5,812,620
7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A-	8,296,806
4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	4,733,864
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
4,170	4.050%, 11/01/30	5/26 at 100.00	BBB-	4,506,894
8,980	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	9,821,785
163

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 470	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/22	No Opt. Call	AA-	$500,559
	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
810	5.000%, 12/01/26	11/24 at 100.00	AA-	939,681
3,970	5.000%, 12/01/27	11/24 at 100.00	AA-	4,578,403
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	1,059,097
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	14,951,952
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	5,684,650
1,075	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A-	1,118,054
2,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,226,728
1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	1,933,543
2,015	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A, 4.000%, 8/15/36	8/28 at 100.00	AA	2,304,233
4,590	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	5,545,730
4,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,855,582
1,950	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/39	11/26 at 103.00	N/R	2,055,651
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB-	2,934,189
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA-	940,871
1,310	5.000%, 12/15/25	12/24 at 100.00	AA-	1,536,041
2,750	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.000%, 11/01/39	11/28 at 100.00	AA	2,931,583
85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (7)	91,435
3,145	Wisconsin State, General Obligation Bonds, Series 2012B, 3.000%, 5/01/26	5/21 at 100.00	Aa1	3,196,798
8,110	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	A1	9,071,359
121,445	Total Wisconsin			126,411,054
	Wyoming – 0.7%
10,720	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	A	11,567,523
164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
$ 5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	$5,961,065
28,275	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	29,397,517
3,905	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	4,196,899
6,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.650%, 12/01/39	12/28 at 100.00	AA+	6,687,915
3,250	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 3.000%, 12/01/40	6/29 at 100.00	AA+	3,401,645
58,150	Total Wyoming			61,212,564
$ 8,411,622	Total Municipal Bonds (cost $8,387,304,147)			8,807,987,040

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
2,665,489	Energy Harbor Corp (9), (10), (11)	$ 61,306,247
	Total Common Stocks (cost $55,930,174)	61,306,247
	Total Long-Term Investments (cost $8,443,234,321)	8,869,293,287

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0%
	MUNICIPAL BONDS – 2.0%
	National – 0.3%
$ 5,919	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.920%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (12)	No Opt. Call	A+	$5,918,926
1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class D Series 2018, 1.120%, 7/31/23 (SIFMA reference rate + 1.000% spread), 144A (4), (12)	No Opt. Call	A+	1,165,000
20,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.340%, 12/01/21 (AMT) (Mandatory Put 9/30/20), 144A (12)	No Opt. Call	F1+	20,500,000
27,584	Total National			27,583,926
	Alaska – 0.2%
14,665	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust 2017-XM0532, 0.380%, 4/01/25 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	14,665,000
6,750	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust Seres 2017-XL0044, 0.380%, 4/01/25 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	F1	6,750,000
21,415	Total Alaska			21,415,000
165

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 0.3%
$ 30,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Variable Rate Demand Obligations, Series 2001B-2, 0.080%, 7/01/34 (Mandatory Put 10/07/20) (12)	10/20 at 100.00	VMIG1	$ 30,000,000
	Connecticut – 0.0%
720	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Variable Rate Demand Obligations, Refunding Series 20168C, 5.000%, 10/01/20 (12)	No Opt. Call	A+	720,000
	Florida – 0.6%
37,960	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	12/20 at 104.00	N/R	33,249,923
3,205	JEA, Florida, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008A-1 & 2008A-2, 0.130%, 10/01/38 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1	3,205,000
16,880	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.420%, 4/01/53 (Mandatory Put 10/07/20), 144A (12)	4/28 at 100.00	VMIG-2	16,880,000
58,045	Total Florida			53,334,923
	Georgia – 0.1%
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Variable Rate Demand Obligations, Tender Option Bond Trust 2015-ZF0210, 0.270%, 2/02/23 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	7,500,000
	Michigan – 0.1%
7,605	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2019-XF2837, 0.370%, 11/15/50 (Mandatory Put 10/07/20), 144A (12)	11/29 at 100.00	VMIG-1	7,605,000
	New York – 0.2%
15,000	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2017 Taxable Series A-4, 0.130%, 8/01/44 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1	15,000,000
	Ohio – 0.0%
3,000	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Refunding Series 2011D, 0.110%, 11/15/33 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1+	3,000,000
	South Carolina – 0.1%
7,250	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District Project, Variable Rate Demand Obligations, Tender Option Bond Trust 2016-XF0296, 0.180%, 6/01/21 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	7,250,000
166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 0.1%
$ 10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Obligations, Tender Option Bond Floater 2015-XM0085, 0.320%, 7/01/21 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	VMIG1	$ 10,000,000
	Washington – 0.0%
4,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.420%, 7/01/26 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	VMIG-1	4,500,000
$ 192,619	Total Short-Term Investments (cost $192,605,345)			187,908,849
	Total Investments (cost $8,635,839,666) – 98.9%			9,057,202,136
	Other Assets Less Liabilities – 1.1%			99,651,491
	Net Assets – 100%			$ 9,156,853,627
167

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750% 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
168

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.6%
	MUNICIPAL BONDS – 93.7%
	National – 0.2%
$ 8,945	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-057, 2.400%, 10/15/29	No Opt. Call	AA+	$9,641,636
2,822	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	3,179,947
11,767	Total National			12,821,583
	Alabama – 1.5%
9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	10,710,847
10,000	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	11,470,600
32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	33,616,090
30,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	31,771,832
1,000	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA	1,153,810
10,835	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	12,414,526
4,710	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	4,806,272
99,355	Total Alabama			105,943,977
	Alaska – 1.1%
1,305	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2016A-II, 1.900%, 12/01/24	No Opt. Call	AA+	1,364,926
7,430	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018A-II, 3.450%, 12/01/33	6/27 at 100.00	AA+	8,109,176
12,345	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	12,142,419
23,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020B-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	22,622,570
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,837,828
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	4,058,966
169

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alaska (continued)
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
$ 5,145	5.000%, 4/01/27	No Opt. Call	A+	$6,373,832
5,355	5.000%, 4/01/28	No Opt. Call	A+	6,749,228
5,575	5.000%, 4/01/29	No Opt. Call	A+	7,152,558
545	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	10/20 at 100.00	A1	545,163
5,215	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	5,276,798
3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,688,193
74,780	Total Alaska			79,921,657
	Arizona – 1.8%
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
1,000	5.000%, 8/01/22 (WIDD, Settling 5/12/21)	No Opt. Call	Aa3	1,055,770
1,000	5.000%, 8/01/24 (WIDD, Settling 5/12/21)	No Opt. Call	Aa3	1,144,390
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,430	5.000%, 10/01/26	No Opt. Call	Aa2	6,846,253
5,015	5.000%, 10/01/27	No Opt. Call	Aa2	6,487,755
16,775	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,645,119
1,690	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,782,156
19,285	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	22,264,147
2,430	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	2,450,776
2,500	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.650%, 3/01/39 (Mandatory Put 3/31/23)	No Opt. Call	A+	2,521,425
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/21	No Opt. Call	AAA	791,989
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
750	5.000%, 5/15/21	No Opt. Call	AA-	768,562
750	5.000%, 5/15/22	No Opt. Call	AA-	797,685
550	5.000%, 5/15/23	No Opt. Call	AA-	607,085
425	4.000%, 5/15/24	No Opt. Call	AA-	469,047
14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	17,149,730
170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 6,710	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA-	$7,870,763
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.500%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,872,456
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,320,386
	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,609,743
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	799,957
1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,439,862
	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,289,458
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,193,754
	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,435	5.000%, 7/01/21	No Opt. Call	AA	2,520,907
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,361,306
3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,369,740
6,115	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/21	No Opt. Call	Aa2	6,337,831
295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	309,361
	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,320	5.000%, 8/01/22	No Opt. Call	AA	1,434,180
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,252,520
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,336,460
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,168,230
117,490	Total Arizona			131,268,803
	Arkansas – 0.5%
8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,440,632
1,400	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017, 5.000%, 3/01/21	No Opt. Call	A	1,427,496
5,250	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Capital Improvement Series 2019A, 2.000%, 11/01/29	11/26 at 100.00	AA-	5,439,000
670	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014, 5.000%, 7/01/21	No Opt. Call	A+	689,792
171

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
$ 1,020	4.000%, 7/01/21	No Opt. Call	BB+	$1,036,483
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,112,464
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,212,757
470	5.250%, 7/01/28	7/23 at 100.00	BB+	479,940
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A	546,820
1,740	5.000%, 12/01/23	No Opt. Call	A	1,975,700
2,110	5.000%, 12/01/24	No Opt. Call	A	2,469,628
2,000	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Construction Series 2019, 2.125%, 2/01/31	2/25 at 100.00	Aa2	2,058,540
	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2019:
2,560	3.000%, 2/01/27	8/24 at 100.00	Aa2	2,779,674
3,790	3.000%, 2/01/28	8/24 at 100.00	Aa2	4,098,430
3,915	3.000%, 2/01/29	8/24 at 100.00	Aa2	4,200,286
36,285	Total Arkansas			38,967,642
	California – 4.9%
17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	19,080,144
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
500	3.000%, 6/01/21	No Opt. Call	A	508,910
450	4.000%, 6/01/22	No Opt. Call	A	477,068
500	4.000%, 6/01/23	No Opt. Call	A	547,225
600	5.000%, 6/01/24	No Opt. Call	A	697,422
740	5.000%, 6/01/25	No Opt. Call	A	888,770
700	5.000%, 6/01/26	No Opt. Call	A	862,911
840	5.000%, 6/01/27	No Opt. Call	A	1,057,930
1,185	5.000%, 6/01/28	No Opt. Call	A	1,518,743
1,435	5.000%, 6/01/29	No Opt. Call	A	1,879,663
980	5.000%, 6/01/30	No Opt. Call	A	1,300,950
1,350	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 1.750%, 6/01/30	No Opt. Call	BBB+	1,361,961
6,920	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	7,354,714
41,355	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	54,791,653
8,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA-	8,547,440
172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,385	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	$6,547,514
3,970	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	4,394,196
	California Infrastructure and Economic Development Bank, Revenue Bonds, J Paul Getty Trust, Refunding Series 2020A-1:
1,000	4.000%, 4/01/25	No Opt. Call	AAA	1,169,010
1,000	4.000%, 4/01/26	No Opt. Call	AAA	1,201,350
19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	20,654,229
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,565	5.000%, 2/01/22	No Opt. Call	A-	1,653,516
2,600	5.000%, 2/01/23	No Opt. Call	A-	2,855,450
1,920	5.000%, 2/01/24	No Opt. Call	A-	2,179,334
1,700	5.000%, 2/01/25	No Opt. Call	A-	1,988,320
2,000	5.000%, 2/01/26	No Opt. Call	A-	2,399,080
1,500	5.000%, 2/01/27	No Opt. Call	A-	1,840,875
5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A-	5,014,550
3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,716,945
5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	6,488,644
6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	7,039,628
3,700	California Pollution Control Financing Authority, Water Facilities Revenue Bonds, American Water Capital Corporation, Project, Refunding Series 2020, 0.600%, 8/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	3,695,301
4,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	4,439,360
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,142,870
325	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/27, 144A	No Opt. Call	BB	380,419
9,485	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	11/20 at 100.00	N/R	9,495,813
765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A-	880,301
1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	1,324,910
2,590	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (5)	2,620,044
173

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,965	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	$7,061,674
500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	518,565
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A:
4,000	5.000%, 6/01/23	No Opt. Call	AA	4,508,960
10,750	5.000%, 6/01/24	No Opt. Call	AA	12,634,690
9,355	5.000%, 6/01/25	No Opt. Call	AA	11,407,674
25,000	5.000%, 6/01/26	No Opt. Call	AA	31,408,500
13,055	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	13,427,198
5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	Aa2	5,291,863
2,780	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,016,189
	Miracosta Community College District, California, General Obligation Bonds, Election 2016, Series 2016B:
5,000	4.000%, 8/01/22	No Opt. Call	AAA	5,357,500
1,000	4.000%, 8/01/23	No Opt. Call	AAA	1,110,450
1,270	4.000%, 8/01/27	No Opt. Call	AAA	1,578,153
635	4.000%, 8/01/30	No Opt. Call	AAA	827,062
2,715	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,176,251
	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
1,900	5.000%, 8/01/22	No Opt. Call	Aaa	2,070,221
2,500	5.000%, 8/01/23	No Opt. Call	Aaa	2,843,725
2,020	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	2,028,383
50	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	54,601
13,925	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,277,442
12,510	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2018 Election Series 2020D-2, 5.000%, 7/01/22	No Opt. Call	AAA	13,570,598
6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A1	7,501,615
174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2020C-1:
$ 1,170	5.000%, 8/01/24	No Opt. Call	AAA	$1,386,895
1,305	5.000%, 8/01/25	No Opt. Call	AAA	1,606,298
5,000	5.000%, 8/01/28	No Opt. Call	AAA	6,702,050
4,000	5.000%, 8/01/29	No Opt. Call	AAA	5,483,240
1,530	Vallecito Union School District, Calaveras County, California, General Obligation Bonds,2018 Election, Anticipation Note Series 2019, 0.000%, 8/01/22	No Opt. Call	AA	1,520,254
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,130	5.000%, 7/01/22	No Opt. Call	Baa2	1,210,535
980	5.000%, 7/01/23	No Opt. Call	Baa2	1,088,780
311,325	Total California			356,666,529
	Colorado – 1.9%
2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,767,380
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	767,433
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,020,940
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,475,431
7,260	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,432,054
16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	17,748,381
5,230	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/21 (ETM)	No Opt. Call	BBB+ (5)	5,313,052
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,545	5.000%, 8/01/25	No Opt. Call	BBB+	3,007,325
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,022,725
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
3,000	5.000%, 8/01/25	No Opt. Call	BBB+	3,544,980
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,022,725
3,100	5.000%, 8/01/29	No Opt. Call	BBB+	3,959,258
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	5,811,800
10,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	13,021,554
175

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$ 2,000	5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	$2,063,660
2,300	5.000%, 6/01/22 (ETM)	No Opt. Call	N/R (5)	2,480,872
500	5.000%, 6/01/23 (ETM)	No Opt. Call	N/R (5)	561,305
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,000	5.000%, 1/01/26	No Opt. Call	AA-	3,647,760
4,540	5.000%, 1/01/27	No Opt. Call	AA-	5,653,934
5,100	5.000%, 1/01/28	No Opt. Call	AA-	6,487,506
	Colorado State, Certificates of Participation, Rural Series 2020A:
2,790	5.000%, 12/15/20	No Opt. Call	Aa2	2,817,426
765	5.000%, 12/15/21	No Opt. Call	Aa2	809,469
2,145	5.000%, 12/15/22	No Opt. Call	Aa2	2,371,855
10,000	Colorado State, General Fund Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/25/21	No Opt. Call	N/R	10,279,000
530	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.500%, 12/01/27	12/22 at 103.00	N/R	548,370
13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	15,262,547
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,110	3.625%, 12/01/21	No Opt. Call	N/R	1,115,950
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,831,674
5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	5,834,901
555	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 3.000%, 12/01/25	12/24 at 103.00	N/R	541,708
122,815	Total Colorado			137,222,975
	Connecticut – 3.0%
7,080	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	8,352,842
1,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	1,782,424
24,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	25,237,622
6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	7,026,174
35,715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	36,510,016
5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	5,942,567
176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 6,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	$6,907,720
44,445	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	45,541,458
25,990	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	27,033,239
1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	2,171,731
5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.600%, 11/15/34	11/28 at 100.00	AAA	5,236,700
3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1, 2.300%, 11/15/35	5/29 at 100.00	AAA	3,573,045
4,350	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-1, 1.950%, 11/15/35	11/29 at 100.00	AAA	4,302,193
1,250	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-2, 2.200%, 11/15/34 (AMT)	11/29 at 100.00	AAA	1,228,138
	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,354,467
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,638,522
1,320	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,427,646
720	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/21	No Opt. Call	A1	752,947
490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	531,910
1,685	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	1,886,088
	Connecticut State, General Obligation Bonds, Series 2020C:
1,150	3.000%, 6/01/21	No Opt. Call	A1	1,171,425
1,100	3.000%, 6/01/22	No Opt. Call	A1	1,151,139
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,000,000
1,530	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	1,743,603
1,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/21	No Opt. Call	A+	1,022,040
945	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA-	1,028,566
275	Stamford, Connecticut, General Obligation Bonds, Refunding Series 2020B, 5.000%, 4/01/28	No Opt. Call	AAA	362,431
525	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/21	No Opt. Call	AA-	555,256
	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,254,157
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,148,540
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,073,320
207,805	Total Connecticut			215,947,926
177

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware – 0.8%
$ 7,355	Delaware Economic Development Authority, Gas Facilities Revenue Bonds, Delmarva Power & Light Company Project, Refunding Series 2020, 1.050%, 1/01/31 (Mandatory Put 7/01/25)	No Opt. Call	A	$7,416,782
275	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21 (ETM)	No Opt. Call	AA- (5)	284,807
	Delaware State, General Obligation Bonds, Refunding Series 2020B:
1,000	5.000%, 7/01/21	No Opt. Call	Aaa	1,036,440
2,080	5.000%, 7/01/22	No Opt. Call	Aaa	2,256,717
3,000	5.000%, 7/01/23	No Opt. Call	Aaa	3,399,630
1,550	5.000%, 7/01/24	No Opt. Call	Aaa	1,828,876
	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2020:
3,050	5.000%, 7/01/26	No Opt. Call	AA+	3,850,899
4,890	5.000%, 7/01/27	No Opt. Call	AA+	6,337,831
9,770	5.000%, 7/01/28	No Opt. Call	AA+	12,948,767
11,405	5.000%, 7/01/30	No Opt. Call	AA+	15,723,275
44,375	Total Delaware			55,084,024
	District of Columbia – 0.7%
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	10,563,800
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,175	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	8,889,740
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	12,237,792
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	Aa3	10,374,786
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	Aa3	8,723,693
1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA-	1,404,588
46,320	Total District of Columbia			52,194,399
	Florida – 3.7%
4,250	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,163,962
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A1	5,808,450
5,725	5.000%, 10/01/25 (AMT)	No Opt. Call	A1	6,842,348
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A1	2,720,745
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A1	4,848,361
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A1	1,656,357
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,124,580
178

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
$ 875	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	$885,500
1,135	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,168,551
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
18,135	5.000%, 6/01/22	12/21 at 100.00	AA	19,100,507
10,845	5.000%, 6/01/25	12/24 at 100.00	AA	12,732,355
	Clay County, Florida, Sales Surtax Revenue Bonds, Series 2020:
1,855	5.000%, 10/01/27	No Opt. Call	AA	2,389,518
1,885	5.000%, 10/01/28	No Opt. Call	AA	2,472,630
1,740	5.000%, 10/01/29	No Opt. Call	AA	2,326,223
5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,658,700
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
26,750	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	23,168,442
27,255	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	23,619,456
4,110	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	4,635,710
12,275	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 2.800%, 7/01/34	7/28 at 100.00	Aaa	13,067,351
5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA-	5,880,000
2,715	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,715,000
4,045	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2017C, 5.000%, 6/01/28	6/27 at 100.00	AAA	5,208,868
36,286	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	37,425,046
2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,215,000
	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
3,135	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,524,555
2,750	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,295,628
2,320	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,849,772
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,491,254
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,526,220
2,340	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,885,384
2,555	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	Aa1	2,555,000
179

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (AMT)	11/20 at 100.00	A-	$355,749
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,315	5.000%, 7/01/21	No Opt. Call	A	2,383,385
1,805	5.000%, 7/01/22	No Opt. Call	A	1,928,408
4,000	5.000%, 7/01/23	No Opt. Call	A	4,426,720
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,500,440
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	11,404,484
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	89,019
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,146,890
	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
500	5.000%, 9/01/22	No Opt. Call	AA-	544,310
510	5.000%, 9/01/23	No Opt. Call	AA-	578,151
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA-	1,329,677
440	5.000%, 8/15/22	No Opt. Call	AA-	476,538
1,760	5.000%, 8/15/23	No Opt. Call	AA-	1,982,499
2,000	5.000%, 8/15/24	No Opt. Call	AA-	2,327,100
5,500	5.000%, 8/15/25	No Opt. Call	AA-	6,607,315
5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,069,287
890	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	926,303
545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A-	556,282
115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	90,379
165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/20 (7)	No Opt. Call	N/R	2
460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	416,116
280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	195,650
305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	11/20 at 100.00	N/R	3
250,146	Total Florida			265,296,180
180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 1.7%
$ 15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	$15,366,662
14,775	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/26)	1/26 at 100.00	AA-	17,880,557
8,335	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	10,533,690
1,590	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,743,387
4,000	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc Project, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	4,566,360
8,005	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	A-	8,031,577
2,875	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A, 2.750%, 12/01/35	6/29 at 100.00	AAA	3,051,094
10,590	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,289,695
5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,262,450
4,365	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,261,833
6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	7,413,187
11,700	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	13,277,745
9,860	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	11,457,714
2,005	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	2,012,198
2,390	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B, 5.000%, 9/01/25	No Opt. Call	AA	2,937,334
580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	580,000
107,335	Total Georgia			122,665,483
	Hawaii – 0.5%
17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	18,218,269
	Hawaii State, General Obligation Bonds, Series 2013EH:
6,880	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	7,155,062
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	67,599
1,490	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	1,580,249
5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,304,150
181

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii (continued)
$ 2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	$ 2,605,650
33,455	Total Hawaii			36,930,979
	Idaho – 0.6%
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A-	5,323,365
6,020	5.000%, 3/01/26	No Opt. Call	A-	7,320,320
4,320	5.000%, 3/01/27	No Opt. Call	A-	5,374,814
4,815	5.000%, 3/01/29	9/28 at 100.00	A-	6,112,835
4,880	5.000%, 3/01/31	9/28 at 100.00	A-	6,124,351
12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	13,170,935
37,470	Total Idaho			43,426,620
	Illinois – 7.9%
	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	253,035
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	608,316
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,520,201
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,763,795
	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
275	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	276,067
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	2,655,527
419	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	425,696
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	481,978
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	299,714
	Chanpaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A:
400	0.000%, 1/01/22	No Opt. Call	AA	397,848
400	0.000%, 1/01/23	No Opt. Call	AA	395,116
550	0.000%, 1/01/26	No Opt. Call	AA	524,942
765	0.000%, 1/01/27	No Opt. Call	AA	715,849
585	0.000%, 1/01/28	No Opt. Call	AA	535,415
19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	23,988,965
182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
$ 7,080	5.000%, 12/01/20	No Opt. Call	BB	$7,125,808
8,340	5.000%, 12/01/21	No Opt. Call	BB	8,633,985
12,000	5.000%, 12/01/22	No Opt. Call	BB	12,711,480
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB	6,029,040
3,205	4.000%, 12/01/22	No Opt. Call	BB	3,327,655
4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB	5,084,592
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065	0.000%, 12/01/25	No Opt. Call	BB	919,287
1,455	0.000%, 12/01/26	No Opt. Call	BB	1,208,290
5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,048,900
1,915	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/21	No Opt. Call	A	1,935,529
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
1,910	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,112,269
4,360	5.000%, 1/01/23	No Opt. Call	BBB+	4,534,618
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	7,827,003
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,466,593
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,970,198
2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,032,958
	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,025	5.000%, 12/01/23	No Opt. Call	AA	1,165,917
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,131,146
2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,120,217
4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	A+	4,775,222
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	A+	3,707,578
3,000	5.000%, 11/15/33	11/22 at 100.00	A+	3,193,710
	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	931,270
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	955,049
183

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 8,080	Grundy, Kendall, and Will Counties Community Consolidated School District 201, Minooka, Illinois, General Obligation Bonds, Refunding School Series 2019, 3.000%, 10/15/27	10/26 at 100.00	AA-	$9,045,156
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
793	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	796,529
833	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	847,944
20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	22,268,896
11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,442,154
10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,462,417
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
5,605	5.000%, 2/15/21	No Opt. Call	AA+	5,696,474
5,480	5.000%, 2/15/22	No Opt. Call	AA+	5,810,663
4,010	5.000%, 2/15/23	No Opt. Call	AA+	4,435,421
8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	9,302,397
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
350	5.000%, 9/01/21	No Opt. Call	AA+	365,232
770	5.000%, 9/01/22	No Opt. Call	AA+	837,929
620	5.000%, 9/01/23	No Opt. Call	AA+	702,076
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,629,245
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,010,856
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,535	5.000%, 12/01/21	No Opt. Call	A3	2,660,508
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,018,718
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
865	5.000%, 7/01/21	No Opt. Call	A	893,190
1,000	5.000%, 7/01/23	No Opt. Call	A	1,118,250
925	5.000%, 7/01/24	No Opt. Call	A	1,068,116
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,723,438
1,100	5.000%, 11/15/21	No Opt. Call	A	1,150,490
1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA-	1,195,926
915	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	AA-	1,083,726
184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
$ 1,400	5.000%, 8/15/21 (ETM)	No Opt. Call	AA- (5)	$1,458,590
1,000	5.000%, 8/15/22 (ETM)	No Opt. Call	AA- (5)	1,087,350
1,020	5.000%, 8/15/24 (ETM)	No Opt. Call	AA- (5)	1,201,693
2,000	5.000%, 8/15/25 (ETM)	No Opt. Call	AA- (5)	2,442,120
3,000	5.000%, 8/15/26 (ETM)	No Opt. Call	AA- (5)	3,789,810
2,220	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA+	2,220,000
5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,345,000
2,100	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,098,551
2,445	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	2,711,921
	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,096,245
5,115	5.000%, 2/01/22	No Opt. Call	A1	5,427,578
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,077,386
5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB-	5,383,850
4,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/22	No Opt. Call	BBB-	4,404,487
3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB-	3,343,638
	Illinois State, General Obligation Bonds, November Series 2017D:
5,245	5.000%, 11/01/21	No Opt. Call	BBB-	5,386,667
19,880	5.000%, 11/01/22	No Opt. Call	BBB-	20,704,225
28,525	5.000%, 11/01/23	No Opt. Call	BBB-	30,096,442
10,950	5.000%, 11/01/24	No Opt. Call	BBB-	11,672,152
525	5.000%, 11/01/25	No Opt. Call	BBB-	564,638
7,420	3.250%, 11/01/26	No Opt. Call	BBB-	7,311,074
5,605	5.000%, 11/01/26	No Opt. Call	BBB-	6,055,362
15,235	5.000%, 11/01/27	No Opt. Call	BBB-	16,537,440
8,000	5.000%, 11/01/28	11/27 at 100.00	BBB-	8,606,240
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	5,479,500
	Illinois State, General Obligation Bonds, October Series 2016:
5,070	5.000%, 2/01/21	No Opt. Call	BBB-	5,118,165
10,610	5.000%, 2/01/28	2/27 at 100.00	BBB-	11,581,770
14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	11/20 at 100.00	BBB-	14,746,202
	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB-	4,295,744
3,250	5.500%, 7/01/25	7/23 at 100.00	BBB-	3,460,632
185

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 1,675	5.000%, 12/01/20	No Opt. Call	AA-	$1,687,496
1,795	5.000%, 12/01/21	No Opt. Call	AA-	1,889,686
2,100	5.000%, 12/01/22	No Opt. Call	AA-	2,304,771
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C:
5,000	5.000%, 1/01/27	No Opt. Call	AA-	6,226,800
10,000	5.000%, 1/01/28	No Opt. Call	AA-	12,744,600
11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,669,022
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	3,084,480
5,070	5.000%, 1/01/27	1/26 at 100.00	AA+	6,229,205
1,000	Kane County School District 131 Aurora East, Illinois, General Obligation Bonds, Refunding Series 2020B, 2.000%, 12/01/20	No Opt. Call	AA	1,002,430
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,028,637
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,097,510
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,236,379
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,543,219
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,495	4.000%, 12/01/25	No Opt. Call	Aa2	1,737,369
1,770	4.000%, 12/01/26	No Opt. Call	Aa2	2,096,264
2,100	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A, 4.000%, 12/01/20	No Opt. Call	AA	2,112,600
	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020:
350	4.000%, 5/01/21 – AGM Insured	No Opt. Call	AA	357,298
250	4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	264,043
350	4.000%, 5/01/23 – AGM Insured	No Opt. Call	AA	380,748
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	820,338
1,925	5.000%, 12/15/26	No Opt. Call	BBB	2,207,032
360	5.000%, 12/15/27	No Opt. Call	BBB	418,622
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	2,248,731
650	5.000%, 12/15/30	12/27 at 100.00	BBB	743,828
186

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
$ 270	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	$271,690
368	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	376,100
354	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	376,408
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
1,000	4.000%, 2/01/33 – BAM Insured	2/28 at 100.00	AA	1,128,000
1,000	4.000%, 2/01/36 – BAM Insured	2/28 at 100.00	AA	1,116,430
1,895	4.000%, 2/01/40 – BAM Insured	2/28 at 100.00	AA	2,091,417
2,000	4.000%, 2/01/44 – BAM Insured	2/28 at 100.00	AA	2,182,640
280	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	288,820
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,560,037
2,245	5.000%, 6/01/23	No Opt. Call	A	2,502,614
2,535	5.000%, 6/01/24	No Opt. Call	A	2,926,074
5,970	5.000%, 6/01/25	No Opt. Call	A	7,117,613
980	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA+	985,223
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,033,700
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,214,451
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,093,840
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,400,141
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,358,022
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
4,500	5.000%, 1/01/25	No Opt. Call	AA-	5,169,015
5,750	5.000%, 1/01/26	No Opt. Call	AA-	6,755,157
2,255	5.000%, 1/01/28	No Opt. Call	AA-	2,750,717
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,640	5.000%, 2/15/26	No Opt. Call	AA-	3,207,996
3,590	5.000%, 2/15/27	No Opt. Call	AA-	4,459,175
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,785	5.000%, 3/01/21	No Opt. Call	A	2,838,277
2,565	5.000%, 3/01/22	No Opt. Call	A	2,730,417
187

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
$ 1,450	0.000%, 2/01/21	No Opt. Call	A+	$1,445,650
6,220	0.000%, 2/01/22	No Opt. Call	A+	6,140,135
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,658,707
535,425	Total Illinois			577,370,575
	Indiana – 2.3%
1,965	Center Grove Multi-Facility School Building Corporation, Johnson County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2019, 2.500%, 12/15/20	11/20 at 100.00	N/R	1,968,203
	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,606,854
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,332,902
100	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	11/20 at 100.00	B	100,189
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	13,260,625
10,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	10,671,045
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,075,000
435	4.000%, 10/01/21	No Opt. Call	A	445,679
145	5.000%, 10/01/23	No Opt. Call	A	159,658
	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
65	5.000%, 5/01/21	No Opt. Call	N/R	66,794
1,935	5.000%, 5/01/21	No Opt. Call	AA-	1,985,175
1,110	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA	1,110,000
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
680	5.000%, 10/01/20	No Opt. Call	AA	680,000
690	5.000%, 10/01/23	No Opt. Call	AA	786,331
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,183,320
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,132,928
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,464,341
850	5.000%, 10/01/27	10/24 at 100.00	AA	1,001,071
	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2:
70	2.000%, 11/15/36 (Pre-refunded 2/01/23)	2/23 at 100.00	N/R (5)	72,479
9,930	2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,307,737
2,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.550%, 7/01/35	7/29 at 100.00	Aaa	2,629,775
188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,000	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020B-1, 1.950%, 7/01/35	7/29 at 100.00	Aaa	$2,979,810
260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA-	273,837
4,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Note Series 2020C, 1.400%, 6/01/21	3/21 at 100.00	N/R	4,250,510
8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,418,640
3,000	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Citizens Energy Group, Refunding 2nd Lien Series 2020A, 5.000%, 8/15/22	No Opt. Call	AA	3,270,930
10,650	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,993,745
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
350	5.000%, 10/01/20	No Opt. Call	A+	350,000
450	5.000%, 10/01/21	No Opt. Call	A+	471,416
460	5.000%, 10/01/22	No Opt. Call	A+	503,695
710	5.000%, 10/01/23	No Opt. Call	A+	804,565
440	5.000%, 10/01/24	No Opt. Call	A+	516,450
505	5.000%, 10/01/25	10/24 at 100.00	A+	591,375
760	5.000%, 10/01/26	10/24 at 100.00	A+	885,978
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
2,065	5.000%, 10/01/21	No Opt. Call	A+	2,163,273
4,585	5.000%, 10/01/22	No Opt. Call	A+	5,020,529
10,000	5.000%, 10/01/23	No Opt. Call	A+	11,331,900
5,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	5,508,030
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,053,040
2,500	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995A, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,523,200
2,750	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995B, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,775,740
2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,685,547
13,020	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A-	14,090,765
	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
640	5.000%, 2/01/21	No Opt. Call	A	649,779
1,595	4.000%, 2/01/24	No Opt. Call	A	1,773,784
189

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,100	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	$3,104,526
10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	10,910,500
10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	11,396,273
154,955	Total Indiana			167,337,943
	Iowa – 0.4%
1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,259,953
2,680	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,717,842
4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,172,538
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	11/20 at 104.00	BB-	2,082,240
4,775	5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	4,970,966
9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	10,148,779
2,220	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.450%, 7/01/34	1/29 at 100.00	AAA	2,287,066
2,310	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.500%, 1/01/35	7/29 at 100.00	AAA	2,426,216
29,860	Total Iowa			31,065,600
	Kansas – 0.1%
4,665	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,768,563
	Kentucky – 2.6%
3,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 1.200%, 10/01/34 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A1	3,000,690
6,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34 (Mandatory Put 9/01/26) (AMT)	No Opt. Call	A1	6,023,940
15,000	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42 (Mandatory Put 9/01/26)	No Opt. Call	A1	15,015,000
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,528,785
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,440,285
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,600,240
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,715,802
190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	$9,899,973
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
2,100	3.500%, 12/01/20 (ETM)	No Opt. Call	BBB+ (5)	2,111,340
3,025	5.000%, 12/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,262,886
2,970	5.000%, 12/01/24 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,203,561
6,130	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	6,168,067
4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001A, 0.900%, 9/01/26	No Opt. Call	A1	3,995,640
7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,580,550
18,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 1.750%, 2/01/35 (Mandatory Put 7/01/26)	No Opt. Call	A1	18,529,380
3,345	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Second Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	3,900,705
2,500	Owen County, Kentucky, Water Facilities Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2020, 0.700%, 6/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,496,825
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	430,055
700	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	716,758
25,005	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	27,613,772
8,970	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	10,056,626
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	5,672,873
5,025	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	5,908,244
8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	8,136,457
6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,862,822
18,165	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A1	18,114,320
4,965	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,301,180
179,425	Total Kentucky			188,286,776
191

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 4.1%
$ 2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street Improvement Series 2015, 5.000%, 8/01/22	No Opt. Call	AA	$2,318,947
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
2,080	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,143,357
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,792,298
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,425	5.000%, 6/01/23	No Opt. Call	A1	37,166,594
9,040	5.000%, 6/01/24	No Opt. Call	A1	10,409,741
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,046,960
1,800	5.000%, 10/01/23	No Opt. Call	A	2,031,678
1,085	5.000%, 10/01/24	No Opt. Call	A	1,263,222
3,000	4.000%, 10/01/25	No Opt. Call	A	3,447,480
2,245	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015, 5.000%, 8/01/24	No Opt. Call	AA	2,644,206
24,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	25,949,484
6,070	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	6,098,772
7,025	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013A, 1.650%, 9/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A3	7,058,298
1,050	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,122,041
29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	35,425,970
7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	7,975,075
1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,740,156
	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	734,971
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	624,329
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,611,276
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,802,066
2,020	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	2,137,342
192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$ 7,265	5.000%, 7/01/26	7/23 at 100.00	AA-	$7,734,101
1,345	5.000%, 7/01/29	7/23 at 100.00	AA-	1,411,699
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA-	3,212,093
3,000	5.000%, 5/01/30	11/27 at 100.00	AA-	3,798,660
3,070	5.000%, 5/01/31	11/27 at 100.00	AA-	3,860,801
3,570	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 5.000%, 5/01/21	No Opt. Call	Aa2	3,670,638
7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA-	7,620,340
6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA-	7,008,264
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,500	5.000%, 12/01/20	No Opt. Call	AA-	2,519,525
3,600	5.000%, 12/01/21	No Opt. Call	AA-	3,799,044
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,500	5.000%, 12/01/20	No Opt. Call	AA-	1,511,715
2,000	5.000%, 12/01/21	No Opt. Call	AA-	2,110,580
5,410	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	5,584,473
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,157,420
525	5.000%, 6/01/26	6/25 at 100.00	A	628,514
6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,683,322
2,780	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,290,491
3,665	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	4,014,275
19,925	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	20,002,508
18,030	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	18,146,654
18,690	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	18,780,273
7,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-2, 2.375%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	7,099,820
2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	BBB+	2,389,462
	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,010,780
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,064,640
193

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
$ 1,710	5.000%, 7/01/21 (ETM)	No Opt. Call	A+ (5)	$1,771,646
1,680	5.000%, 7/01/22 (ETM)	No Opt. Call	A+ (5)	1,820,263
276,485	Total Louisiana			299,246,264
	Maine – 0.1%
1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.300%, 11/15/35	5/29 at 100.00	AA+	1,017,690
4,500	Maine State, General Obligation Bonds, Series 2020B, 5.000%, 6/01/23	No Opt. Call	AA	5,076,450
5,500	Total Maine			6,094,140
	Maryland – 1.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
105	5.000%, 9/01/21	No Opt. Call	BB-	101,393
740	5.000%, 9/01/23	No Opt. Call	BB-	696,473
2,000	5.000%, 9/01/26	No Opt. Call	BB-	1,818,880
1,100	5.000%, 9/01/27	No Opt. Call	BB-	998,107
6,820	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	Aa1	7,174,026
4,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.300%, 9/01/35	3/29 at 100.00	Aa1	4,347,367
2,430	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020D, 1.950%, 9/01/35	9/29 at 100.00	Aa1	2,358,364
8,795	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	8,982,158
14,135	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	14,072,382
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	A-	556,486
1,000	5.000%, 7/01/22	No Opt. Call	A-	1,071,270
250	5.000%, 7/01/23	No Opt. Call	A-	277,750
500	5.000%, 7/01/24	No Opt. Call	A-	574,360
5,210	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	6,133,108
4,400	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington Internatonal Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/25 (AMT)	No Opt. Call	A	5,131,456
4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,846,984
10,000	Montgomery County, Maryland, Revenue Bonds, CHE Trinity Health Credit Group, Series 2013MD, 0.180%, 12/01/41 (Mandatory Put 12/01/20)	No Opt. Call	AA-	10,000,500
194

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2020A:
$ 1,500	5.000%, 7/15/21	No Opt. Call	AAA	$1,557,735
6,285	5.000%, 7/15/22	No Opt. Call	AAA	6,832,046
3,500	5.000%, 7/15/23	No Opt. Call	AAA	3,973,795
325	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	11/20 at 100.00	B-	318,705
78,285	Total Maryland			82,823,345
	Massachusetts – 1.9%
5,000	Beverly, Massachusetts, General Obligation Bonds, Bond Anticipation Note Series 2020, 2.000%, 3/26/21	No Opt. Call	N/R	5,039,050
20,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-2, 5.000%, 7/01/22	No Opt. Call	AA	21,688,200
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
555	5.000%, 7/01/21	No Opt. Call	B	556,321
690	5.000%, 7/01/22	No Opt. Call	B	693,505
625	5.000%, 7/01/23	No Opt. Call	B	628,963
735	5.000%, 7/01/24	No Opt. Call	B	739,263
795	5.000%, 7/01/25	7/24 at 100.00	B	796,828
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A	1,787,520
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A	3,512,706
2,750	5.000%, 7/01/30	7/28 at 100.00	A	3,461,040
2,495	5.000%, 7/01/31	7/28 at 100.00	A	3,123,540
2,100	5.000%, 7/01/32	7/28 at 100.00	A	2,613,240
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
130	5.000%, 7/15/21, 144A	No Opt. Call	BB+	133,498
115	5.000%, 7/15/22, 144A	No Opt. Call	BB+	121,730
125	5.000%, 7/15/23, 144A	No Opt. Call	BB+	135,994
130	5.000%, 7/15/24, 144A	No Opt. Call	BB+	144,638
125	5.000%, 7/15/25, 144A	No Opt. Call	BB+	141,711
160	5.000%, 7/15/26, 144A	No Opt. Call	BB+	184,189
170	5.000%, 7/15/27, 144A	No Opt. Call	BB+	197,736
175	5.000%, 7/15/28, 144A	No Opt. Call	BB+	204,876
325	5.000%, 7/15/29, 144A	No Opt. Call	BB+	382,697
220	5.000%, 7/15/30, 144A	No Opt. Call	BB+	260,724
195

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
$ 1,325	5.000%, 7/01/21	No Opt. Call	BBB+	$1,363,836
815	5.000%, 7/01/23	No Opt. Call	BBB+	898,904
2,235	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 2.750%, 12/01/34	12/28 at 100.00	AA	2,357,433
1,740	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-3, 0.875%, 12/01/23	6/22 at 100.00	AA	1,751,206
14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,860,880
40,200	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	45,246,306
17,020	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21	No Opt. Call	Aa1	17,225,261
9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,780,384
128,630	Total Massachusetts			141,032,179
	Michigan – 2.3%
1,000	Birmingham Public Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Refunding Series 2020, 4.000%, 5/01/23	No Opt. Call	Aa1	1,095,970
1,100	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/21	No Opt. Call	AA-	1,139,908
1,865	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/21	No Opt. Call	AA-	1,963,155
8,820	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	9,115,735
15,125	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,579,874
6,750	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	7,465,905
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,987,814
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,325,769
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,310,177
1,805	3.350%, 12/01/34	6/28 at 100.00	AA+	1,974,814
5,025	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,410,820
9,770	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	AA+	10,344,183
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
1,210	5.000%, 12/01/20	No Opt. Call	AA-	1,219,002
1,000	5.000%, 12/01/21	No Opt. Call	AA-	1,052,630
196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B:
$ 27,210	5.000%, 11/15/28	No Opt. Call	AA+	$36,113,656
28,225	5.000%, 11/15/29	No Opt. Call	AA+	38,175,441
8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,525,049
8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,037,760
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A, 5.000%, 5/01/21	No Opt. Call	Aa1	1,028,190
2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,739,625
140,055	Total Michigan			164,605,477
	Minnesota – 1.4%
1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,905,658
1,905	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B, 2.400%, 1/01/35	7/29 at 100.00	AA+	1,985,543
2,970	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.250%, 7/01/35	7/29 at 100.00	AA+	3,028,598
	Minnesota State, General Obligation Bonds, Refunding State Trunk Highway Series 2020E:
17,800	2.000%, 8/01/21	No Opt. Call	AAA	18,076,256
28,320	2.000%, 8/01/22	No Opt. Call	AAA	29,282,597
36,940	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2015D, 5.000%, 8/01/23	No Opt. Call	AAA	41,984,896
895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A-	988,769
2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,077,597
93,390	Total Minnesota			100,329,914
	Mississippi – 0.9%
1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,087,080
6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	7,209,966
9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	9,516,765
20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,571,784
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A, 2.250%, 12/01/35	6/29 at 100.00	Aaa	1,025,640
9,750	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Refunding Series 2020A-1, 5.000%, 9/01/44 (Mandatory Put 9/01/25)	3/25 at 100.00	BBB+	11,291,377
197

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	$4,188,834
3,345	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40 (Mandatory Put 3/01/27)	12/26 at 100.00	AA	4,045,543
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
750	5.000%, 10/15/20	No Opt. Call	A+	751,035
275	5.000%, 10/15/21	No Opt. Call	A+	285,813
350	5.000%, 10/15/22	No Opt. Call	A+	380,895
270	5.000%, 10/15/23	No Opt. Call	A+	304,741
200	5.000%, 10/15/24	No Opt. Call	A+	233,140
1,220	5.000%, 10/15/25	No Opt. Call	A+	1,462,878
58,520	Total Mississippi			62,355,491
	Missouri – 1.3%
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
745	3.000%, 11/01/20	No Opt. Call	N/R	745,045
765	4.000%, 11/01/22	No Opt. Call	N/R	775,664
755	4.000%, 11/01/23	No Opt. Call	N/R	766,876
	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Refunding & School Building Series 2020:
7,665	4.000%, 3/01/29	No Opt. Call	AA+	9,585,466
7,500	4.000%, 3/01/30	3/29 at 100.00	AA+	9,311,700
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,577,179
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,756,150
24,750	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 1.600%, 12/01/22	6/21 at 100.50	A	25,058,385
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,460,250
11,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	12,014,750
5,195	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	5,620,938
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
1,000	5.000%, 5/01/21	No Opt. Call	BBB	1,016,510
2,545	4.000%, 5/01/22	No Opt. Call	BBB	2,614,148
1,320	5.000%, 5/01/23	No Opt. Call	BBB	1,408,928
990	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.500%, 11/01/34	5/29 at 100.00	AA+	1,031,728
198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
$ 2,420	5.000%, 1/01/25	No Opt. Call	A	$2,864,385
5,035	5.000%, 1/01/26	1/25 at 100.00	A	5,932,287
	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2020:
1,980	4.000%, 3/01/30	3/28 at 100.00	AA	2,400,374
1,480	4.000%, 3/01/31	3/28 at 100.00	AA	1,779,863
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,779,113
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,072,170
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,204,491
89,170	Total Missouri			97,776,400
	Montana – 0.5%
30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	31,704,269
	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,279,300
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,376,026
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,729,679
34,110	Total Montana			36,089,274
	Nebraska – 0.8%
8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	9,000,480
815	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	978,082
4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	A-	4,711,176
1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	1,090,110
	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Series 2020:
1,275	5.000%, 12/15/28	No Opt. Call	AA	1,706,218
1,500	5.000%, 12/15/29	No Opt. Call	AA	2,049,690
1,590	5.000%, 12/15/30	No Opt. Call	AA	2,213,677
1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	1,033,720
4,545	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34	3/28 at 100.00	AA+	4,927,644
199

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 5,460	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	AA+	$5,705,700
8,620	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.350%, 9/01/35	3/29 at 100.00	AA+	8,871,014
	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2:
155	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	164,364
1,590	5.000%, 1/01/24	1/22 at 100.00	A+	1,683,301
1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,780,334
3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,186,027
6,450	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 0.900%, 9/01/30 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A	6,449,226
51,365	Total Nebraska			55,550,763
	Nevada – 0.2%
	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2020A:
1,000	3.000%, 6/15/22	No Opt. Call	A+	1,043,550
1,000	3.000%, 6/15/24 – AGM Insured	No Opt. Call	AA	1,085,920
2,025	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,090,225
1,860	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,876,312
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B:
830	5.000%, 7/01/23	No Opt. Call	Aa3	898,533
850	5.000%, 7/01/25	No Opt. Call	Aa3	964,113
5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,159,500
190	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.500%, 6/15/24, 144A	No Opt. Call	Ba2	188,997
12,755	Total Nevada			13,307,150
	New Hampshire – 0.2%
13,070	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	13,679,323
1,195	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/21	No Opt. Call	A-	1,245,728
14,265	Total New Hampshire			14,925,051
	New Jersey – 4.2%
8,490	Bergen County Improvement Authority, New Jersey, County Guaranteed Project Note, Bergen New Bridge Medical Center Project, Series 2020, 3.000%, 8/15/22	No Opt. Call	N/R	8,885,040
200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Delran Township, New Jersey, General Obligation Bonds, Series 2019:
$ 1,000	2.000%, 10/15/27	No Opt. Call	AA	$1,078,490
1,000	2.000%, 10/15/28	No Opt. Call	AA	1,072,440
1,000	2.000%, 10/15/29	No Opt. Call	AA	1,064,160
1,650	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	1,727,699
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
3,640	2.000%, 2/01/26 – BAM Insured	No Opt. Call	AA	3,824,257
3,975	2.000%, 2/01/27 – BAM Insured	No Opt. Call	AA	4,182,097
920	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	923,542
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	2,869,607
1,475	5.000%, 6/15/22	No Opt. Call	BBB+	1,530,077
520	5.000%, 6/15/22	No Opt. Call	AA	542,958
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	6,795,628
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,672,008
8,620	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,895,581
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,177,180
795	4.250%, 6/15/27	6/22 at 100.00	BBB+	805,224
10,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/29	No Opt. Call	BBB+	12,092,500
5,780	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	5,830,228
25,340	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	BBB+	26,058,642
17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	BBB+	18,148,010
3,130	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/26	No Opt. Call	BBB+	3,657,311
	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	BBB+	5,016,300
5,000	5.000%, 11/01/21	No Opt. Call	BBB+	5,217,700
2,500	New Jersey Economic Development Authority, Water Facilities Refunding Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020C, 1.150%, 6/01/23 (AMT)	No Opt. Call	A+	2,537,750
2,715	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (Mandatory Put 6/01/23) (AMT)	No Opt. Call	A+	2,755,969
545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	563,361
201

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	$6,184,147
4,830	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	5,780,206
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,679,945
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,155,335
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,322,234
1,885	5.000%, 6/15/22	No Opt. Call	A+	2,004,358
3,545	5.000%, 6/15/24	No Opt. Call	A+	4,006,913
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,887,616
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,145,925
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
5,630	5.000%, 12/15/24	No Opt. Call	BBB+	6,404,069
5,150	5.000%, 12/15/25	No Opt. Call	BBB+	5,974,412
9,780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/32	12/28 at 100.00	BBB+	11,391,842
1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	1,891,233
3,445	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	3,615,596
12,000	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	12,428,640
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,345	5.000%, 6/01/22	No Opt. Call	A	2,509,150
1,325	5.000%, 6/01/23	No Opt. Call	A	1,471,373
6,275	5.000%, 6/01/24	No Opt. Call	A	7,205,833
2,980	5.000%, 6/01/25	No Opt. Call	A	3,522,569
5,000	5.000%, 6/01/26	No Opt. Call	A	6,055,300
5,925	5.000%, 6/01/29	6/28 at 100.00	A	7,435,401
3,900	5.000%, 6/01/31	6/28 at 100.00	A-	4,824,066
2,005	4.000%, 6/01/37	6/28 at 100.00	A-	2,235,675
10,110	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB	10,336,262
6,795	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.250%, 7/15/28	7/26 at 100.00	AA-	7,178,374
202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
$ 6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	$7,376,886
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,676,367
282,010	Total New Jersey			304,623,486
	New Mexico – 0.9%
11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	11,188,960
26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	26,303,160
4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	4,088,240
2,420	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	Aaa	2,585,528
6,135	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	7,302,920
	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,503,277
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,630,981
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,758,371
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,893,076
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,037,228
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,115,256
750	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019B-2, 2.250%, 5/15/24	11/21 at 100.00	BB+	729,075
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, TEMPS 85 Series 2019B-1, 2.625%, 5/15/25	11/21 at 100.00	BB+	977,570
60,970	Total New Mexico			64,113,642
	New York – 8.1%
1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,351,691
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27	No Opt. Call	BBB	2,098,014
500	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	592,325
475	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A	531,169
203

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
$ 1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB-	$1,004,490
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB-	1,238,280
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB-	1,080,120
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB-	2,230,860
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2020A Forward Delivery:
1,780	5.000%, 7/01/22	No Opt. Call	A1	1,923,059
1,000	5.000%, 7/01/24	No Opt. Call	A1	1,164,800
1,000	5.000%, 7/01/25	No Opt. Call	A1	1,204,610
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (5)	5,287
12,280	5.000%, 12/15/21	No Opt. Call	AA+	12,996,906
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 5.000%, 2/15/27	No Opt. Call	Aa1	9,497,850
16,355	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	16,748,828
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	513,599
700	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	693,889
1,350	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,326,942
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2020A:
1,250	5.000%, 9/01/24	No Opt. Call	A	1,480,038
1,000	5.000%, 9/01/25	No Opt. Call	A	1,226,270
1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A	1,044,090
13,025	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Bond Anticipation Series 2019A, 5.000%, 3/01/22	No Opt. Call	N/R	13,607,087
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	5,869,950
15,275	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	15,717,975
36,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	37,872,814
45,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	46,345,169
45	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A+	45,896
204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,515	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012D, 5.000%, 11/15/29	11/22 at 100.00	A+	$1,547,148
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A-	2,240,085
1,030	5.000%, 7/01/24	No Opt. Call	A-	1,186,890
650	5.000%, 7/01/25	7/24 at 100.00	A-	748,508
1,000	5.000%, 7/01/26	7/24 at 100.00	A-	1,144,870
1,500	5.000%, 7/01/27	7/24 at 100.00	A-	1,707,795
15,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020B, 4.000%, 12/21/20	No Opt. Call	N/R	15,124,800
5,530	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-1B, 2.000%, 11/01/35	5/28 at 100.00	AA+	5,478,405
2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-2, 0.700%, 5/01/60 (Mandatory Put 11/01/24)	11/22 at 100.00	AA+	1,998,320
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,504,550
34,540	2.350%, 7/01/22	3/21 at 100.00	AA+	34,799,741
13,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018L-2, 2.750%, 5/01/50 (Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,585,390
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A:
3,730	3.450%, 11/01/34	2/27 at 100.00	AA+	4,046,863
2,785	1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	2,806,584
5,510	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019G-1B, 2.550%, 11/01/34	5/27 at 100.00	AA+	5,725,772
40,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Term Rate Series 2020G, 0.200%, 5/01/52 (Mandatory Put 3/01/21)	11/20 at 100.00	AA+	39,995,200
1,330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, The Churchill School and Center for Learning Disabilities Inc, Short Term Auction Rate Series 1999, 2.250%, 10/01/29 – AGM Insured	No Opt. Call	AA	1,364,766
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries A:
25,000	5.000%, 11/01/23	No Opt. Call	AAA	28,591,000
5,870	5.000%, 11/01/24	No Opt. Call	AAA	6,961,526
8,000	5.000%, 11/01/26	No Opt. Call	AAA	10,050,480
10,960	5.000%, 11/01/27	No Opt. Call	AAA	14,110,233
13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,798,866
205

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
$ 5,000	5.000%, 8/01/24	No Opt. Call	Aa1	$5,853,600
905	5.000%, 8/01/25	No Opt. Call	Aa1	1,095,493
10,000	5.000%, 8/01/26	No Opt. Call	Aa1	12,440,700
12,635	5.000%, 8/01/27	No Opt. Call	Aa1	15,986,686
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,444,050
50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	54,004,000
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,015	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,218,659
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,518,852
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,179,610
8,055	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	8,833,274
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.100%, 11/01/35 (WIDD, Settling 10/07/20)	5/29 at 100.00	Aa2	4,972,850
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	10/20 at 100.00	Aa2	5,005,450
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,004,720
2,250	2.100%, 5/01/23	10/20 at 100.00	Aa2	2,251,868
9,265	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	Aa1	9,807,373
2,400	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.000%, 10/01/35	10/29 at 100.00	Aa1	2,418,264
3,460	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.100%, 10/01/35	10/29 at 100.00	Aa1	3,469,169
2,965	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	3,036,279
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,181,600
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A-	575,775
500	5.000%, 7/01/27	7/24 at 100.00	A-	569,265
12,500	Syosett Central School District, Nassau Countym, New York, General Obligation Bonds, Tax Anticipation Note Series 2020, 2.000%, 6/25/21	No Opt. Call	N/R	12,655,500
206

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,200	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery, 5.000%, 9/01/22	No Opt. Call	A3	$1,284,360
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,000	5.000%, 6/01/21	No Opt. Call	A	3,078,960
2,500	5.000%, 6/01/22	No Opt. Call	A	2,663,500
3,335	5.000%, 6/01/23	No Opt. Call	A	3,676,704
1,900	5.000%, 6/01/26	No Opt. Call	A	2,273,559
	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,509,028
2,510	3.000%, 8/15/23	No Opt. Call	A	2,613,688
548,265	Total New York			586,552,636
	North Carolina – 0.4%
1,605	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	1,637,806
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34	7/28 at 100.00	AA+	1,045,330
3,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35	1/29 at 100.00	AA+	3,713,850
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,015	5.000%, 1/01/26	No Opt. Call	A	3,652,190
2,870	5.000%, 1/01/27	1/26 at 100.00	A	3,447,932
13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,260,145
25,645	Total North Carolina			28,757,253
	North Dakota – 0.5%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	1,152,196
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	103,336
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
1,000	4.500%, 12/01/32	12/21 at 100.00	Baa2	1,015,450
5,000	5.000%, 12/01/32	12/21 at 100.00	Baa2	5,127,550
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
820	5.000%, 12/01/22	No Opt. Call	Baa2	882,960
910	5.000%, 12/01/23	No Opt. Call	Baa2	1,010,546
1,655	5.000%, 12/01/25	No Opt. Call	Baa2	1,936,400
2,380	5.000%, 12/01/26	No Opt. Call	Baa2	2,839,697
2,500	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Home Mortgage Finance Program, Series 2020A, 2.700%, 7/01/35	7/29 at 100.00	Aa1	2,639,175
207

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C:
$ 3,640	2.800%, 7/01/32	7/28 at 100.00	Aa1	$3,921,517
1,300	3.000%, 7/01/34	7/28 at 100.00	Aa1	1,407,445
	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,239,319
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,391,753
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,535,469
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,660,839
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,860,997
800	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014, 4.000%, 5/01/21	No Opt. Call	A+	816,112
36,015	Total North Dakota			38,540,761
	Ohio – 4.3%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA-	2,099,860
2,655	5.000%, 11/15/22	5/22 at 100.00	AA-	2,845,921
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA-	6,230,640
20,010	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	AA-	21,326,458
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
3,635	5.000%, 6/01/27	No Opt. Call	A	4,567,378
9,510	5.000%, 6/01/28	No Opt. Call	A	12,204,944
12,600	5.000%, 6/01/29	No Opt. Call	A	16,497,306
7,205	5.000%, 6/01/30	No Opt. Call	A-	9,603,112
6,205	5.000%, 6/01/31	6/30 at 100.00	A-	8,204,189
6,740	5.000%, 6/01/32	6/30 at 100.00	A-	8,841,195
2,105	5.000%, 6/01/33	6/30 at 100.00	A-	2,739,910
6,265	5.000%, 6/01/34	6/30 at 100.00	A-	8,121,570
13,740	5.000%, 6/01/35	6/30 at 100.00	A-	17,713,745
2,745	5.000%, 6/01/36	6/30 at 100.00	A-	3,519,008
2,000	4.000%, 6/01/37	6/30 at 100.00	A-	2,350,960
1,000	4.000%, 6/01/38	6/30 at 100.00	A-	1,170,330
1,000	4.000%, 6/01/39	6/30 at 100.00	A-	1,166,330
208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
$ 1,000	5.000%, 12/01/21	No Opt. Call	A-	$1,049,510
1,000	5.000%, 12/01/22	No Opt. Call	A-	1,091,380
1,225	5.000%, 12/01/24	No Opt. Call	A-	1,428,313
1,000	5.000%, 12/01/25	No Opt. Call	A-	1,197,480
950	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	959,652
1,540	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/20	11/20 at 100.00	AA+	1,545,852
	Cleveland, Ohio, Water Revenue Bonds, Series 2020FF:
1,000	5.000%, 1/01/28	No Opt. Call	AA+	1,306,960
1,100	5.000%, 1/01/29	No Opt. Call	AA+	1,467,356
5,265	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,942,955
5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA-	5,554,818
1,000	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/21	No Opt. Call	Ba2	1,025,280
1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23 (ETM)	No Opt. Call	Aa1 (5)	1,149,940
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,203,111
340	5.000%, 5/15/22	No Opt. Call	AA	364,473
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,158,841
1,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/23	No Opt. Call	AA+	1,879,316
760	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	765,989
10,025	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	10,091,666
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/21	No Opt. Call	BB+	2,025,720
5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	6,400
4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	5,481
35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	44,038
1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	1,269
209

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	$44
2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	3,156
10,660	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	11,060,390
13,950	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005B, 2.100%, 7/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	14,471,172
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005D, 2.100%, 10/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,037,260
13,260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	14,100,817
10,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	10,632,700
1,665	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014A, 2.400%, 12/01/38 (Mandatory Put 10/01/29)	10/24 at 100.00	BBB+	1,724,907
10,860	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	11,187,863
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014C, 2.100%, 12/01/27 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,037,210
6,600	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,844,068
980	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	1,071,610
2,970	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	3,263,525
4,780	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34	9/28 at 100.00	Aaa	5,165,650
2,260	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35	3/29 at 100.00	Aaa	2,366,288
6,490	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,792,109
17,630	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,272,966
26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	29,273,660
3,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	4,144
210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,380	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	$6,725
1,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	1,469
7,135	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	8,919
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	150
2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	2,806
341,830	Total Ohio			309,798,264
	Oklahoma – 2.4%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
760	4.000%, 12/01/22	No Opt. Call	A	819,136
665	4.000%, 12/01/24	No Opt. Call	A	758,220
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
635	4.000%, 9/01/23	No Opt. Call	A	700,494
1,195	4.000%, 9/01/25	No Opt. Call	A	1,386,953
1,600	2.000%, 9/01/27	No Opt. Call	A	1,700,608
3,910	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	4,436,481
6,505	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/23	No Opt. Call	A+	7,233,170
1,250	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017, 5.000%, 9/01/29	9/27 at 100.00	A	1,551,500
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019:
2,090	5.000%, 6/01/21	No Opt. Call	A+	2,151,968
2,850	5.000%, 6/01/22	No Opt. Call	A+	3,055,798
3,955	5.000%, 6/01/24	No Opt. Call	A+	4,554,262
3,210	5.000%, 6/01/25	No Opt. Call	A+	3,815,695
1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,166,860
1,970	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,471,700
211

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
$ 385	5.000%, 9/01/24	No Opt. Call	A-	$443,320
310	5.000%, 9/01/25	No Opt. Call	A-	367,490
200	5.000%, 9/01/26	No Opt. Call	A-	242,764
450	5.000%, 9/01/27	No Opt. Call	A-	558,252
510	5.000%, 9/01/29	9/28 at 100.00	A-	639,872
350	5.000%, 9/01/30	9/28 at 100.00	A-	436,576
1,100	5.000%, 9/01/31	9/28 at 100.00	A-	1,364,880
300	5.000%, 9/01/32	9/28 at 100.00	A-	369,894
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A-	1,657,911
1,000	5.000%, 9/01/32	9/28 at 100.00	A-	1,261,540
1,195	5.000%, 9/01/33	9/28 at 100.00	A-	1,497,192
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
615	4.000%, 9/01/25	No Opt. Call	A+	708,634
685	4.000%, 9/01/27	No Opt. Call	A+	813,657
650	4.000%, 9/01/29	No Opt. Call	A+	792,006
4,395	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016, 5.000%, 9/01/21	No Opt. Call	A-	4,578,403
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Blanchard Public Schools Project, Series 2019:
415	4.000%, 9/01/21	No Opt. Call	A	428,732
535	4.000%, 9/01/22	No Opt. Call	A	570,305
460	4.000%, 9/01/23	No Opt. Call	A	505,614
475	4.000%, 9/01/24	No Opt. Call	A	536,589
920	4.000%, 9/01/25	No Opt. Call	A	1,064,882
1,430	4.000%, 9/01/26	No Opt. Call	A	1,683,925
600	4.000%, 9/01/27	No Opt. Call	A	716,652
675	4.000%, 9/01/28	No Opt. Call	A	818,809
615	4.000%, 9/01/29	No Opt. Call	A	758,049
	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A-	1,078,191
1,100	5.000%, 9/01/27	9/26 at 100.00	A-	1,341,824
1,125	5.000%, 9/01/28	9/26 at 100.00	A-	1,363,117
212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jones Public Schools Project, Series 2020:
$ 590	4.000%, 9/01/26	No Opt. Call	BBB+	$663,243
1,000	4.000%, 9/01/27	No Opt. Call	BBB+	1,134,440
1,000	4.000%, 9/01/28	No Opt. Call	BBB+	1,140,750
1,000	4.000%, 9/01/29	No Opt. Call	BBB+	1,146,180
1,000	4.000%, 9/01/30	No Opt. Call	BBB+	1,146,830
1,000	4.000%, 9/01/31	9/30 at 100.00	BBB+	1,138,430
1,000	4.000%, 9/01/32	9/30 at 100.00	BBB+	1,129,590
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,569,840
445	5.000%, 10/01/22	No Opt. Call	A+	486,336
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,443,376
3,155	5.000%, 9/01/24	No Opt. Call	A+	3,703,244
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
575	5.000%, 8/15/22	No Opt. Call	Baa3	612,835
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,594,222
1,895	5.000%, 8/15/25	No Opt. Call	Baa3	2,196,760
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,182,150
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,401,462
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,224,160
5,655	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	5,651,098
1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A-	2,008,868
515	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 2.650%, 9/01/35	3/29 at 100.00	Aaa	536,228
745	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014, 5.000%, 9/01/21	No Opt. Call	A-	775,389
	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,870,602
5,255	4.000%, 9/01/24	No Opt. Call	A+	5,951,655
213

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
$ 765	3.000%, 4/01/21	No Opt. Call	N/R	$774,104
800	3.000%, 4/01/22	No Opt. Call	N/R	828,456
825	3.000%, 4/01/23	No Opt. Call	N/R	872,239
850	3.000%, 4/01/24	No Opt. Call	N/R	913,588
725	4.000%, 4/01/25	No Opt. Call	N/R	820,715
770	4.000%, 4/01/26	4/25 at 100.00	N/R	864,340
715	4.000%, 4/01/27	4/25 at 100.00	N/R	795,373
	Sand Springs Municipal Authority, Oklahoma, Utility System Revenue Bonds, Refunding Series 2020:
400	3.000%, 11/01/31	11/28 at 100.00	Aa3	450,844
500	3.000%, 11/01/32	11/28 at 100.00	Aa3	559,355
530	3.000%, 11/01/33	11/28 at 100.00	Aa3	589,614
645	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A, 5.000%, 10/01/21	No Opt. Call	AA-	676,160
	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,050	4.000%, 12/01/21	No Opt. Call	A	1,094,226
865	4.000%, 12/01/23	No Opt. Call	A	952,841
1,100	5.000%, 12/01/25	No Opt. Call	A	1,321,529
1,675	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA-	1,791,513
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,075	5.000%, 9/01/22	No Opt. Call	AA-	1,170,266
6,605	5.000%, 9/01/23	No Opt. Call	AA-	7,487,626
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
6,785	5.000%, 9/01/27	No Opt. Call	AA-	8,690,364
10,180	5.000%, 9/01/28	No Opt. Call	AA-	13,241,126
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	620,741
765	5.000%, 9/01/23	No Opt. Call	A+	866,026
600	5.000%, 9/01/24	No Opt. Call	A+	703,494
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,548,058
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,185	5.000%, 9/01/21	No Opt. Call	AA-	2,280,288
2,010	5.000%, 9/01/22	No Opt. Call	AA-	2,188,126
214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
$ 1,650	5.000%, 9/01/21	No Opt. Call	A+	$1,720,405
1,510	5.000%, 9/01/22	No Opt. Call	A+	1,644,420
1,050	5.000%, 9/01/23	No Opt. Call	A+	1,188,663
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand Springs Public Schools Project, Series 2019:
325	5.000%, 9/01/21	No Opt. Call	A	338,715
725	5.000%, 9/01/25	No Opt. Call	A	874,879
500	4.000%, 9/01/26	No Opt. Call	A	589,100
625	5.000%, 9/01/26	No Opt. Call	A	773,919
975	5.000%, 9/01/27	No Opt. Call	A	1,236,046
1,500	Tulsa Public Facilities Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2020, 3.000%, 5/01/24	No Opt. Call	AA-	1,620,645
	Wagoner County School Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, Series 2019:
910	4.000%, 9/01/21	No Opt. Call	A-	939,684
1,450	4.000%, 9/01/27	No Opt. Call	A-	1,698,167
300	4.000%, 9/01/28	No Opt. Call	A-	353,976
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A-	1,324,464
1,300	5.000%, 3/01/25	No Opt. Call	A-	1,536,002
1,705	5.000%, 3/01/27	No Opt. Call	A-	2,120,116
153,725	Total Oklahoma			176,169,826
	Oregon – 1.1%
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,825	5.000%, 6/15/21	No Opt. Call	AA+	1,887,269
1,745	5.000%, 6/15/22	No Opt. Call	AA+	1,888,875
1,785	5.000%, 6/15/23	No Opt. Call	AA+	2,015,890
2,315	5.000%, 6/15/24	No Opt. Call	AA+	2,716,491
1,305	5.000%, 6/15/25	No Opt. Call	AA+	1,587,363
1,085	5.000%, 6/15/26	No Opt. Call	AA+	1,360,449
1,000	5.000%, 6/15/27	No Opt. Call	AA+	1,287,650
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,446,294
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,081,850
500	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-2, 2.750%, 11/15/25	11/21 at 100.00	N/R	504,515
215

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
$ 2,330	5.000%, 6/15/27	No Opt. Call	AA+	$2,994,912
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,559,760
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
1,400	4.000%, 6/15/23	No Opt. Call	Aa1	1,544,578
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,215,850
1,720	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	1,989,868
7,500	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	7,940,850
12,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	13,576,800
11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,991,318
	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2020C:
1,385	5.000%, 5/01/21	No Opt. Call	AA+	1,424,209
1,105	5.000%, 5/01/22	No Opt. Call	AA+	1,189,941
1,000	5.000%, 5/01/23	No Opt. Call	AA+	1,124,990
70,445	Total Oregon			80,329,722
	Pennsylvania – 5.1%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,246,073
1,405	5.000%, 4/01/23	No Opt. Call	A	1,551,584
2,415	5.000%, 4/01/24	No Opt. Call	A	2,760,925
2,520	5.000%, 4/01/25	No Opt. Call	A	2,971,786
2,000	5.000%, 4/01/26	No Opt. Call	A	2,421,640
4,280	5.000%, 4/01/27	No Opt. Call	A	5,299,196
765	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	806,800
1,650	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,671,780
4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	6,081
5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	6,319
216

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
$ 2,405	5.000%, 11/01/25	No Opt. Call	BBB+	$2,678,160
5,100	5.000%, 11/01/26	No Opt. Call	BBB+	5,744,895
3,965	5.000%, 11/01/27	No Opt. Call	BBB+	4,512,368
1,915	5.000%, 11/01/28	11/27 at 100.00	BBB+	2,162,686
1,445	5.000%, 11/01/29	11/27 at 100.00	BBB+	1,623,125
2,240	4.000%, 11/01/31	11/27 at 100.00	BBB+	2,327,427
2,950	4.000%, 11/01/32	11/27 at 100.00	BBB+	3,047,616
4,205	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	4,562,425
5,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	5,558,300
2,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	2,822,425
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,193,070
2,125	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	2,289,751
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
1,500	5.000%, 6/01/24	No Opt. Call	A1	1,739,085
2,820	5.000%, 6/01/25	No Opt. Call	A1	3,380,701
3,000	5.000%, 6/01/26	No Opt. Call	A1	3,695,220
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,050	5.000%, 6/01/21	No Opt. Call	A1	2,111,049
2,145	5.000%, 6/01/22	No Opt. Call	A1	2,304,459
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,812,122
3,205	5.000%, 6/01/24	No Opt. Call	A1	3,718,377
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
8,505	5.000%, 1/01/23	No Opt. Call	A+	9,361,624
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,624,960
4,560	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	5,590,423
5,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	6,510,050
13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	13,641,281
9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	9,142,866
217

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2019:
$ 2,660	4.000%, 11/15/29	11/27 at 100.00	Aaa	$3,257,356
4,480	4.000%, 11/15/30	11/27 at 100.00	Aaa	5,456,550
8,065	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	8,755,041
	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020:
1,000	4.000%, 2/01/26	No Opt. Call	Aa2	1,179,730
1,000	4.000%, 2/01/27	No Opt. Call	Aa2	1,204,380
3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,721,308
504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23	11/20 at 100.00	N/R	126,042
154	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	38,399
5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	7,431
3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	4,456
9,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	A-	9,260,100
3,805	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A-	3,844,077
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,725	2.200%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A- (5)	1,757,344
3,500	2.720%, 11/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	A- (5)	3,551,135
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.250%, 10/01/28	4/26 at 100.00	AA+	1,393,635
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32	10/26 at 100.00	AA+	5,410,250
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,743,136
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,692,512
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	9,547,125
218

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	$1,113,775
2,555	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	AA+	2,722,097
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34	10/28 at 100.00	AA+	7,321,440
4,850	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A, 2.300%, 10/01/35	10/29 at 100.00	AA+	4,878,518
6,285	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds, Philadelphia Funding Program, Refunding Series 2020 Forward Delivery, 5.000%, 6/15/21	No Opt. Call	AAA	6,494,479
4,505	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery, 5.000%, 12/01/23	No Opt. Call	A1	5,178,002
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,405	5.000%, 6/01/21	No Opt. Call	A3	2,469,767
15,075	5.000%, 6/01/22	No Opt. Call	A3	16,085,477
23,675	5.000%, 6/01/23	No Opt. Call	A3	26,185,734
12,500	5.000%, 6/01/24	No Opt. Call	A3	14,291,625
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,337,502
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,632,985
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	5,107,508
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph?s University Project, Refunding Series 2020C Forward Delivery:
540	4.000%, 11/01/24	No Opt. Call	A-	608,283
1,000	5.000%, 11/01/25	No Opt. Call	A-	1,200,480
850	5.000%, 11/01/26	No Opt. Call	A-	1,045,662
1,000	5.000%, 11/01/27	No Opt. Call	A-	1,255,340
1,000	5.000%, 11/01/28	No Opt. Call	A-	1,273,150
1,000	5.000%, 11/01/29	No Opt. Call	A-	1,292,080
3,515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteeth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,515,000
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,197,850
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,252,000
7,150	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	7,350,558
7,470	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	7,679,533
219

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
$ 3,315	5.000%, 12/01/20	No Opt. Call	A+	$3,339,929
1,825	5.000%, 12/01/21	No Opt. Call	A+	1,922,163
1,250	5.000%, 12/01/22	No Opt. Call	A+	1,371,600
2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	10/20 at 100.00	N/R	2,245,355
1,930	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,871,232
2,545	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA-	2,849,993
1,280	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA-	1,487,565
	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
1,045	5.000%, 11/01/21	No Opt. Call	A-	1,093,049
2,410	5.000%, 11/01/22	No Opt. Call	A-	2,590,702
2,530	5.000%, 11/01/23	No Opt. Call	A-	2,802,759
2,665	5.000%, 11/01/24	No Opt. Call	A-	3,037,247
2,550	5.000%, 11/01/25	No Opt. Call	A-	2,979,726
3,295	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	AA- (5)	3,517,544
354,363	Total Pennsylvania			367,444,365
	Puerto Rico – 1.4%
5,945	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	6,279,406
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,005	5.250%, 7/01/24	7/22 at 100.00	CC	8,255,156
4,260	4.250%, 7/01/25	7/22 at 100.00	CC	4,265,325
1,000	5.250%, 7/01/29	7/22 at 100.00	CC	1,027,500
220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 12,787	0.000%, 7/01/24	No Opt. Call	N/R	$11,822,477
22,091	0.000%, 7/01/27	No Opt. Call	N/R	18,780,222
8,001	0.000%, 7/01/29	7/28 at 98.64	N/R	6,306,148
26,956	0.000%, 7/01/31	7/28 at 91.88	N/R	19,711,036
33,324	0.000%, 7/01/33	7/28 at 86.06	N/R	22,345,075
4,828	4.500%, 7/01/34	7/25 at 100.00	N/R	5,049,315
127,197	Total Puerto Rico			103,841,660
	Rhode Island – 0.1%
1,360	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21	No Opt. Call	A-	1,402,242
4,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%, 10/01/34	10/28 at 100.00	AA+	4,263,200
2,595	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.100%, 10/01/35 (WIDD, Settling 10/21/20)	10/29 at 100.00	AA+	2,585,891
1,120	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.300%, 10/01/35	10/29 at 100.00	AA+	1,141,280
9,075	Total Rhode Island			9,392,613
	South Carolina – 0.6%
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,566,903
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,409,003
620	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015, 5.000%, 12/01/20	No Opt. Call	A1	624,842
1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,089,982
350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	432,887
380	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	391,993
3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	4,003,611
1,130	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.650%, 7/01/34	1/29 at 100.00	Aaa	1,192,647
2,970	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.000%, 7/01/35 (WIDD, Settling 10/08/20)	1/30 at 100.00	Aaa	2,981,732
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,042,001
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,085,663
221

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 4,595	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	$5,489,325
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	1,655,248
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,253,418
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,995,425
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	2,269,000
1,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A	1,856,621
1,250	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A	1,369,325
1,000	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016, 5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,007,100
38,860	Total South Carolina			42,716,726
	South Dakota – 0.1%
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
320	4.000%, 11/01/20	No Opt. Call	A+	320,896
525	4.000%, 11/01/21	No Opt. Call	A+	544,661
650	5.000%, 11/01/24	No Opt. Call	A+	767,390
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	652,347
800	5.000%, 11/01/21	No Opt. Call	A+	838,568
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,236,762
4,500	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018A, 3.550%, 11/01/33	5/27 at 100.00	AAA	4,920,525
8,575	Total South Dakota			9,281,149
	Tennessee – 0.9%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,250	5.000%, 8/01/25	No Opt. Call	BBB+	1,477,075
1,750	5.000%, 8/01/26	No Opt. Call	BBB+	2,115,907
1,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 4.000%, 1/01/21	No Opt. Call	A+	1,512,495
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
2,335	5.000%, 11/15/32	2/29 at 100.00	A	2,910,717
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,486,648
222

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$ 810	4.000%, 11/01/20	No Opt. Call	A	$811,604
500	4.000%, 11/01/21	No Opt. Call	A	513,235
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,070,376
	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Refunding Subordinate Lien Series 2012:
2,715	5.000%, 7/01/21	No Opt. Call	AA-	2,812,876
1,890	5.000%, 7/01/22	No Opt. Call	AA-	2,048,836
1,985	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.850%, 7/01/32	1/25 at 100.00	AA+	2,152,415
5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,518,950
4,920	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 2.800%, 7/01/34	7/28 at 100.00	AA+	5,292,788
750	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A, 2.100%, 7/01/35	7/29 at 100.00	AA+	767,955
8,360	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	9,536,085
21,670	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	23,342,924
59,275	Total Tennessee			65,370,886
	Texas – 6.7%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
2,000	5.000%, 1/01/26	No Opt. Call	BBB-	2,065,900
1,290	5.000%, 1/01/27	No Opt. Call	BBB-	1,329,964
1,975	5.000%, 1/01/29	1/27 at 100.00	BBB-	2,018,825
5,000	Austin Independent School District, Travis County, Texas, General Obligation Bonds, School Building Series 2020, 5.000%, 8/01/21	No Opt. Call	Aaa	5,202,050
5,835	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2020C, 5.000%, 8/15/31	No Opt. Call	AAA	8,176,644
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A-	1,051,752
1,430	5.000%, 1/01/22	No Opt. Call	A-	1,510,266
2,500	5.000%, 1/01/23	No Opt. Call	A-	2,754,175
3,570	5.000%, 1/01/24	No Opt. Call	A-	4,085,437
4,245	Collin County, Texas, General Obligation Bonds, Limited Tax Permanent Improvement Series 2020, 5.000%, 2/15/21	No Opt. Call	AAA	4,321,495
	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,035,170
650	5.000%, 9/01/22	No Opt. Call	AA	697,489
223

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2019, 5.000%, 12/01/24	No Opt. Call	AA+	$5,965,500
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2020B Forward Delivery, 5.000%, 12/01/23	No Opt. Call	AA+	4,601,680
	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2020C:
2,000	5.000%, 10/01/21	No Opt. Call	AAA	2,097,660
2,000	5.000%, 10/01/22	No Opt. Call	AAA	2,192,100
2,000	5.000%, 10/01/23	No Opt. Call	AAA	2,286,340
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A	9,697,946
30,640	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A	31,056,091
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,600	5.000%, 11/01/20	No Opt. Call	A1	2,609,958
5,000	5.000%, 11/01/21	11/20 at 100.00	A1	5,019,800
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,128,890
	El Paso, El Paso County, Texas, Water and Sewer Revenue Bonds, Refunding Series 2019B:
2,525	5.000%, 3/01/23	No Opt. Call	AA+	2,810,123
2,660	5.000%, 3/01/24	No Opt. Call	AA+	3,079,322
3,000	5.000%, 3/01/25	No Opt. Call	AA+	3,599,490
3,945	5.000%, 3/01/26	No Opt. Call	AA+	4,884,226
4,160	5.000%, 3/01/27	No Opt. Call	AA+	5,291,104
1,020	5.000%, 3/01/28	No Opt. Call	AA+	1,327,122
	Fort Worth, Texas, General Obligation Bonds, Refunding Improvment Series 2020:
15,465	3.000%, 3/01/21	No Opt. Call	AA	15,647,332
9,000	4.000%, 3/01/22	No Opt. Call	AA	9,489,240
18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	19,746,540
5,135	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	5,647,627
3,260	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	3,849,180
3,045	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,584,544
17,500	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B, 5.000%, 10/01/41 (Mandatory Put 10/01/24)	No Opt. Call	AA	20,570,900
575	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/20	No Opt. Call	Baa1	576,673
224

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	$12,507,974
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,568,340
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,933,596
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	5,003,320
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,432,320
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,691,740
6,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2020A Forward Delivery, 5.000%, 11/15/32	11/30 at 100.00	AA	8,853,325
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,003,610
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,048,210
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,860,060
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,627,767
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,730,130
3,950	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	3,937,123
1,025	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,035,189
2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,303,368
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
2,795	5.000%, 8/15/21	No Opt. Call	AA	2,908,477
2,010	5.000%, 8/15/22	No Opt. Call	AA	2,176,910
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (5)	6,987,988
7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	7,989,430
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22 (ETM)	No Opt. Call	A+ (5)	4,266,642
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,459,527
7,045	5.000%, 1/01/24	No Opt. Call	A+	8,057,226
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,520,250
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,596,888
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,910,304
225

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	San Antonio, Texas, General Obligation Bonds, General Improvement Series 2020:
$ 5,570	5.000%, 8/01/28	No Opt. Call	AAA	$7,346,106
4,000	5.000%, 8/01/29	No Opt. Call	AAA	5,377,640
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Mandatory Paydown Series 2020B-2, 3.000%, 11/15/26	5/22 at 100.00	N/R	1,003,760
3,815	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	4,252,809
6,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,807,780
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
3,000	4.000%, 12/31/30	No Opt. Call	Baa2	3,575,100
4,000	4.000%, 6/30/31	12/30 at 100.00	Baa2	4,722,440
105,000	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	108,606,750
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
1,000	3.000%, 8/01/21	No Opt. Call	AAA	1,024,070
1,250	5.000%, 8/01/23	No Opt. Call	AAA	1,420,713
1,500	5.000%, 8/01/25	No Opt. Call	AAA	1,838,220
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,030	5.000%, 10/15/23	No Opt. Call	AAA	8,060,457
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,527,119
445,855	Total Texas			488,981,233
	Utah – 0.3%
2,075	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A, 5.000%, 9/01/21	No Opt. Call	AA-	2,163,540
5,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	5,854,050
	Utah State, General Obligation Bonds, Series 2020B:
5,805	5.000%, 7/01/21	No Opt. Call	AAA	6,016,534
4,000	5.000%, 7/01/23	No Opt. Call	AAA	4,532,840
16,880	Total Utah			18,566,964
	Virginia – 1.6%
10,250	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	11,506,957
226

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
$ 2,160	5.000%, 8/01/24	No Opt. Call	AA+	$2,536,855
2,095	5.000%, 8/01/25	No Opt. Call	AA+	2,547,143
2,045	5.000%, 8/01/26	No Opt. Call	AA+	2,560,054
2,850	5.000%, 8/01/27	No Opt. Call	AA+	3,664,672
1,600	5.000%, 8/01/29	No Opt. Call	AA+	2,151,056
11,000	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Compnay Project, Sereis 2010A, 0.450%, 12/01/41 (Mandatory Put 4/01/22)	No Opt. Call	A2	11,001,650
	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facilities Project, Refunding Series 2020A:
10,700	5.000%, 12/01/22	No Opt. Call	AA+	11,814,405
11,105	5.000%, 12/01/23	No Opt. Call	AA+	12,783,077
5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,740,526
4,980	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/23	No Opt. Call	AA+	5,638,904
	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2020A:
8,895	5.000%, 4/15/23	No Opt. Call	AA+	9,978,233
8,815	5.000%, 4/15/24	No Opt. Call	AA+	10,295,656
11,260	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology and Security Notes, Series 2020-VIII, 5.000%, 4/15/21	No Opt. Call	AA+	11,553,773
9,360	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40 (Mandatory Put 9/02/25)	No Opt. Call	A2	9,349,985
4,030	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	4,101,855
106,385	Total Virginia			118,224,801
	Washington – 2.3%
10,015	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa2	11,331,372
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa2	6,101,750
10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa2	13,642,910
	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,276,559
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,429,401
227

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 13,045	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	$13,093,006
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,525	5.000%, 12/01/20	No Opt. Call	A1	1,533,128
1,630	5.000%, 12/01/21	No Opt. Call	A1	1,691,304
12,105	Spokane, Washington, Water and Wastewater System Revenue Bonds, Green Series 2014, 4.000%, 12/01/32	12/24 at 100.00	AA	13,522,253
2,050	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27	No Opt. Call	BBB+	2,529,721
4,020	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	4,537,495
4,000	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	4,649,440
8,250	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	9,837,712
3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (5)	3,038,430
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,516,575
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,048,645
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,220,699
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,543,311
1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21 (ETM)	No Opt. Call	AA- (5)	1,116,951
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
10,000	4.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	10,350,800
11,000	5.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	11,495,220
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,260	5.000%, 10/01/25	No Opt. Call	AA-	1,519,585
1,905	5.000%, 10/01/26	No Opt. Call	AA-	2,351,227
3,010	5.000%, 10/01/27	No Opt. Call	AA-	3,807,018
2,100	5.000%, 10/01/28	No Opt. Call	AA-	2,709,798
20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	Aaa	20,910,177
149,960	Total Washington			166,804,487
	West Virginia – 0.3%
6,025	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Refunidng Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24)	No Opt. Call	A-	6,343,120
228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 5,350	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.000%, 1/01/41 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A-	$5,328,547
4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,126,009
4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,115,720
4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,225,344
1,075	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,225,844
24,555	Total West Virginia			25,364,584
	Wisconsin – 1.1%
4,200	Public Finance Authority of Wisconsin, Retirement Facilities First Mortgage Revenue Bonds, Whitestone Masonic and Eastern Star Home of Norht Carolina, Series 2020B-2, 3.000%, 3/01/26, 144A	3/21 at 100.00	N/R	4,200,714
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24 (AMT)	No Opt. Call	BBB-	1,104,130
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
2,250	4.050%, 11/01/30	5/26 at 100.00	BBB-	2,431,777
5,000	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,468,700
2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	2,954,049
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (5)	1,541,938
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	59,913
6,285	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA-	6,875,664
6,010	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-1, 5.000%, 2/15/52 (Mandatory Put 2/15/25)	8/24 at 100.00	A-	6,908,435
3,150	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,385,683
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 50 Series 2019B-3, 2.250%, 11/01/26	11/21 at 100.00	N/R	3,919,480
4,080	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series 2019B-2, 2.550%, 11/01/27	11/21 at 100.00	N/R	4,045,973
6,250	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series 2019B-1, 2.825%, 11/01/28	11/21 at 100.00	N/R	6,254,875
229

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Housing and Ecconomic Development Authority, Home Ownership Revenue Bonds, Series 2019C:
$ 1,770	2.200%, 3/01/31	9/28 at 100.00	AA	$1,840,340
1,785	2.200%, 9/01/31	9/28 at 100.00	AA	1,850,706
4,930	2.500%, 9/01/34	9/28 at 100.00	AA	5,089,140
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
1,700	1.550%, 11/01/38 (Mandatory Put 11/01/21)	11/20 at 100.00	AA	1,701,649
6,000	1.600%, 11/01/48 (Mandatory Put 11/01/22)	11/21 at 100.00	AA	6,072,120
8,585	Wisconsin State, General Obligation Bonds, Series 2020A, 5.000%, 5/01/23	No Opt. Call	Aa1	9,658,039
	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	776,899
1,035	5.000%, 7/01/26	7/24 at 100.00	A1	1,198,468
725	5.000%, 7/01/27	7/24 at 100.00	A1	838,629
73,805	Total Wisconsin			78,177,321
	Wyoming – 0.3%
20,175	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	20,975,947
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.450%, 12/01/34	12/28 at 100.00	AA+	2,580,775
1,225	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 2.625%, 12/01/35	6/29 at 100.00	AA+	1,277,944
23,900	Total Wyoming			24,834,666
$ 6,345,173	Total Municipal Bonds (cost $6,602,813,943)			6,805,210,727

Shares	Description (1)	Value
	COMMON STOCKS – 0.9%
	Electric Utilities – 0.9%
2,813,414	Energy Harbor Corp (8), (9), (10)	$ 64,708,522
	Total Common Stocks (cost $57,727,850)	64,708,522
	Total Long-Term Investments (cost $6,660,541,793)	6,869,919,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 4.4%
MUNICIPAL BONDS – 4.4%
National – 1.0%
$ 5,136	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.920%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (11)	No Opt. Call	A+	$ 5,135,597
230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National (continued)
$ 57,400	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 0.340%, 6/01/21 (AMT) (Mandatory Put 9/30/20), 144A	No Opt. Call	F1+	$57,400,000
10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 0.340%, 6/01/21 (AMT) (Mandatory Put 9/30/20), 144A	No Opt. Call	F1+	10,000,000
72,536	Total National			72,535,597
	Alabama – 0.4%
2,570	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (11)	No Opt. Call	A1	2,578,481
23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (11)	No Opt. Call	F1	25,016,394
26,005	Total Alabama			27,594,875
	Connecticut – 0.4%
11,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2016E-3, 0.120%, 11/15/46 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1	11,000,000
20,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2020C-3, 0.120%, 11/15/50 (Mandatory Put 10/07/20) (11)	No Opt. Call	A-1+	20,000,000
580	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Variable Rate Demand Obligations, Refunding Series 20168C, 5.000%, 10/01/20 (11)	No Opt. Call	A+	580,000
31,580	Total Connecticut			31,580,000
	Florida – 0.9%
27,250	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (11)	12/20 at 104.00	N/R	23,868,820
24,750	JEA, Florida, Electric System Revenue Bonds, Variable Rate Demand Obligations, Series Three 2008C-2, 0.150%, 10/01/34 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	F1+	24,750,000
9,845	JEA, Florida, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008A-1 & 2008A-2, 0.130%, 10/01/38 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1	9,845,000
3,100	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.420%, 4/01/53 (Mandatory Put 10/07/20), 144A (11)	4/28 at 100.00	VMIG-2	3,100,000
64,945	Total Florida			61,563,820
	Illinois – 0.1%
8,130	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Variable Rate Demand Obligations, Tender Option Bond Floater 16-XM0274, 0.320%, 12/15/20 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	A-1	8,130,000
	New Hampshire – 0.0%
1,265	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Variable Rate Demand Obligations, Series 2016, 5.000%, 10/01/20 (11)	No Opt. Call	A-	1,265,000
231

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 0.1%
$ 3,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater 2018-020, 0.190%, 11/01/39 (AMT) (Mandatory Put 10/07/20), 144A (11)	11/27 at 100.00	A-1	$3,500,000
1,470	New Jersey Turnpike Authority, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2017-ZM0566, 0.260%, 7/01/25 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	A-1	1,470,000
4,970	Total New Jersey			4,970,000
	New York – 0.1%
8,210	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Series 2005E-3, 0.110%, 8/01/34 (11)	No Opt. Call	F1+	8,210,000
	North Carolina – 0.1%
8,940	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2017-YX1052, 0.150%, 7/01/37 (Mandatory Put 10/07/20), 144A (11)	1/27 at 100.00	VMIG-1	8,940,000
	Ohio – 0.9%
17,000	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Refunding Series 2011D, 0.110%, 11/15/33 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1+	17,000,000
45,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Variable Rate Demand Obligations, Series 2019C, 0.080%, 10/01/39 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1+	45,000,000
62,000	Total Ohio			62,000,000
	Tennessee – 0.1%
10,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Series 2004C, 0.270%, 5/01/39 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-2	10,000,000
	Texas – 0.2%
2,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2020C, 5.000%, 10/01/20 (11)	No Opt. Call	AAA	2,000,000
11,000	Texas State, General Obligation Veterans Bonds, Variable Rate Demand Obligations, Series 2019, 0.100%, 6/01/50 (Mandatory Put 10/07/20) (11)	10/20 at 100.00	VMIG-1	11,000,000
13,000	Total Texas			13,000,000
	Washington – 0.0%
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.420%, 7/01/26 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	VMIG-1	3,000,000
232

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.1%
$ 5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (11)	No Opt. Call	A-2	$ 5,213,190
$ 319,746	Total Short-Term Investments (cost $319,752,827)			318,002,482
	Total Investments (cost $6,980,294,620) – 99.0%			7,187,921,731
	Other Assets Less Liabilities – 1.0%			76,226,004
	Net Assets – 100%			$ 7,264,147,735
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
See accompanying notes to financial statements.
233

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.9%
	MUNICIPAL BONDS – 89.9%
	Alabama – 3.6%
$ 1,000	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 5.000%, 7/01/27 – BAM Insured	No Opt. Call	AA	$1,244,290
6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	6,930,870
6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,632,405
4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,225,680
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
285	5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	295,200
385	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	414,687
450	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	502,898
7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,125,273
26,290	Total Alabama			28,371,303
	Alaska – 0.4%
1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,568,537
1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,350,000
2,915	Total Alaska			2,918,537
	Arizona – 3.4%
1,320	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,391,980
6,880	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	7,942,822
1,820	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	1,835,561
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	487,350
500	5.000%, 9/01/23	No Opt. Call	A2	562,615
2,450	Maricopa County Unified School District 4 Mesa, Arizona, General Obligation Bonds, School Improvement, Project of 2018 Series 2020C, 5.000%, 7/01/25	No Opt. Call	Aa2	2,983,389
234

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,250	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2020, 5.000%, 7/01/24	No Opt. Call	Aa1	$1,471,300
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
1,500	5.000%, 7/01/24 (AMT)	No Opt. Call	A1	1,720,095
2,750	5.000%, 7/01/26 (AMT)	No Opt. Call	A1	3,320,652
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa3	1,030,300
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,208,508
2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 2.800%, 6/01/27 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A-	2,409,723
23,495	Total Arizona			26,364,295
	California – 4.2%
5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA-	6,155,467
4,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A, 0.450%, 1/01/50 (Mandatory Put 7/01/21), 144A (AMT)	No Opt. Call	Aaa	4,000,280
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,121,040
2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22 (ETM)	No Opt. Call	Aa1 (4)	2,977,502
7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A1	8,285,329
7,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019H, 5.000%, 5/01/21 (AMT)	No Opt. Call	A1	7,160,790
31,060	Total California			32,700,408
	Colorado – 4.2%
1,400	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A, 5.000%, 12/01/20	No Opt. Call	Aa2	1,411,186
	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	263,340
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	603,631
1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (4)	1,238,196
235

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Boulder Community Health Project, Series 2020:
$ 400	5.000%, 10/01/21	No Opt. Call	A-	$417,800
300	5.000%, 10/01/23	No Opt. Call	A-	338,232
350	5.000%, 10/01/24	No Opt. Call	A-	408,093
200	5.000%, 10/01/25	No Opt. Call	A-	240,116
2,325	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	2,702,487
190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A-	195,255
	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020A:
140	5.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	159,058
175	5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	205,298
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/21 (AMT)	No Opt. Call	AA-	2,103,800
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,088,650
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
5,000	5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,452,350
2,000	5.000%, 12/01/25 (AMT)	No Opt. Call	A+	2,397,200
1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,018,790
1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/27	No Opt. Call	A	1,280,820
750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	755,992
2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,103,820
4,400	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	4,492,312
225	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019, 4.000%, 12/01/21	No Opt. Call	BBB-	232,709
2,040	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017, 3.000%, 6/01/21	No Opt. Call	N/R	2,038,082
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
100	5.000%, 12/15/21 – AGM Insured	No Opt. Call	AA	105,042
105	5.000%, 12/15/22 – AGM Insured	No Opt. Call	AA	114,621
260	5.000%, 12/15/24 – AGM Insured	No Opt. Call	AA	304,000
236

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	$ 1,545,132
30,890	Total Colorado			33,216,012
	Connecticut – 0.3%
465	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2011J, 5.000%, 11/01/25	11/21 at 100.00	A1	487,929
1,200	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 5.000%, 5/01/26	No Opt. Call	A+	1,486,008
1,665	Total Connecticut			1,973,937
	District of Columbia – 1.2%
5,345	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	5,563,183
1,205	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	1,260,237
2,175	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,274,659
8,725	Total District of Columbia			9,098,079
	Florida – 4.0%
1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A1	1,572,235
1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,124,580
415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A1	433,683
1,300	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/24 (AMT)	No Opt. Call	A1	1,510,197
750	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 5.000%, 9/01/23 (AMT)	No Opt. Call	A1	836,993
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2019A, 5.000%, 6/01/22	No Opt. Call	AAA	16,205,850
1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,565,985
1,285	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,341,527
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	1,897,892
1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BB+	1,024,029
1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,025,750
860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA-	893,377
237

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
$ 200	5.000%, 7/01/22	No Opt. Call	A2	$214,798
340	5.000%, 7/01/25	No Opt. Call	A2	403,427
225	5.000%, 7/01/26	No Opt. Call	A2	273,220
700	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	754,173
28,810	Total Florida			31,077,716
	Georgia – 1.6%
1,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2020B, 5.000%, 7/01/24 (AMT) (WI/DD, Settling 10/08/20)	No Opt. Call	Aa3	1,159,250
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,515,435
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
338	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	349,294
1,035	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,077,891
1,136	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,183,336
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,026,080
3,055	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	3,466,967
2,470	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,638,849
11,534	Total Georgia			12,417,102
	Idaho – 0.2%
1,710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	1,822,809
	Illinois – 6.5%
400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	423,964
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB	3,105,750
425	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25	No Opt. Call	BB	366,852
660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	658,013
4,795	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012A, 5.000%, 1/01/24 (AMT)	1/22 at 100.00	A	5,050,382
1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	A+	1,257,708
1,145	Downers Grove, Illinois, General Obligation Bonds, Series 2012, 3.000%, 1/01/21	No Opt. Call	AAA	1,152,717
1,250	Granite City, Illinois, Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2002, 2.450%, 5/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A-	1,263,575
238

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	$100,222
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
400	5.000%, 10/01/23	No Opt. Call	BBB+	446,800
400	5.000%, 10/01/24	No Opt. Call	BBB+	460,420
400	5.000%, 10/01/25	No Opt. Call	BBB+	473,136
380	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2014A, 3.500%, 7/01/21	No Opt. Call	AA-	388,432
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,000	5.000%, 8/15/22	No Opt. Call	AA-	1,080,110
1,000	5.000%, 8/15/23	No Opt. Call	AA-	1,130,710
1,000	5.000%, 8/15/24	No Opt. Call	AA-	1,173,600
1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,100,387
4,350	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-1, 5.000%, 5/15/50 (Mandatory Put 11/15/24) (WI/DD, Settling 10/01/20)	5/24 at 100.00	A	5,010,113
1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-2, 5.000%, 5/15/50 (Mandatory Put 11/15/26) (WI/DD, Settling 10/01/20)	5/26 at 100.00	A	1,216,190
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/22	No Opt. Call	AA-	273,495
575	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	574,603
5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB-	5,426,063
2,000	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/24	No Opt. Call	BBB-	2,169,120
3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB-	3,270,779
1,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA-	1,320,650
5,225	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C, 5.000%, 1/01/25	No Opt. Call	AA-	6,165,186
	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate Revenue Source Refunding School Series 2020C:
400	4.000%, 1/01/23 – AGM Insured (WI/DD, Settling 10/07/20)	No Opt. Call	AA	428,760
355	4.000%, 1/01/26 – AGM Insured (WI/DD, Settling 10/07/20)	No Opt. Call	AA	407,391
125	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020, 4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	132,021
2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,950,613
239

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
$ 500	4.000%, 4/15/23	No Opt. Call	AA-	$544,645
450	5.000%, 4/15/24	No Opt. Call	AA-	520,065
1,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/01/22 – AGM Insured	No Opt. Call	AA	1,028,080
47,355	Total Illinois			51,070,552
	Indiana – 0.8%
1,500	Franklin, Indiana, Economic Development Revenue Bonds, Otterbein Homes Obligated Group, Series 2019B, 5.000%, 7/01/24	No Opt. Call	A	1,708,215
1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc Project, Series 2012, 0.280%, 12/01/37 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	BBB+	1,000,000
2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,831,665
700	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	701,022
6,010	Total Indiana			6,240,902
	Iowa – 0.4%
1,225	Des Moines, Iowa, Stormwater Management Utility Revenue Bonds, Capital Loan Notes Series 2018C, 5.000%, 6/01/21	No Opt. Call	AA+	1,264,237
1,000	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A, 5.000%, 7/01/25	7/23 at 100.00	A1	1,116,230
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	425,930
125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	130,130
145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	153,316
2,915	Total Iowa			3,089,843
	Kansas – 0.1%
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	535,080
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	558,240
1,000	Total Kansas			1,093,320
	Kentucky – 1.6%
3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	4,243,515
4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	4,529,240
240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 3,310	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	$ 3,357,862
11,095	Total Kentucky			12,130,617
	Louisiana – 0.6%
2,465	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	2,474,589
2,500	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-1, 2.125%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	2,518,425
4,965	Total Louisiana			4,993,014
	Maryland – 0.8%
1,040	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	1,224,267
4,000	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	4,967,720
5,040	Total Maryland			6,191,987
	Massachusetts – 0.7%
715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A-	735,842
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C:
725	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	868,456
350	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	429,695
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A, 4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,022,190
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	1,101,230
1,100	The Commonwealth of Massachusetts General Obligation Bonds Consolidated Loan of 2014, Series D (Multi-Modal Bonds) Subseries D-2, 1.700%, 8/01/43 (Mandatory Put 8/01/22)	No Opt. Call	Aa1	1,127,280
4,890	Total Massachusetts			5,284,693
	Michigan – 1.4%
1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/22	No Opt. Call	AA-	1,872,431
1,715	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	1,947,743
1,180	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	1,219,565
1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	AA-	1,542,355
1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,020,460
2,000	Michigan State, Trunk Line Fund Bonds, Refunding Series 2020A, 5.000%, 11/15/21	No Opt. Call	AA+	2,109,380
241

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	$ 1,128,330
10,040	Total Michigan			10,840,264
	Minnesota – 8.0%
240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	243,466
380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	381,721
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
150	3.000%, 9/01/21	No Opt. Call	N/R	148,334
210	4.000%, 9/01/23	No Opt. Call	N/R	208,400
1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,570,749
395	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	395,450
440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	446,186
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B:
645	5.000%, 2/01/22	No Opt. Call	Aa2	681,662
755	5.000%, 2/01/23	No Opt. Call	Aa2	829,549
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019C:
255	5.000%, 2/01/21	No Opt. Call	Aa2	258,611
280	5.000%, 2/01/23	No Opt. Call	Aa2	307,647
2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,350,421
1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,251,136
995	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	998,224
1,550	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2017A, 5.000%, 2/01/23	No Opt. Call	AAA	1,722,530
310	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	314,371
500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	539,660
650	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/22	No Opt. Call	A+	686,738
1,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,123,680
200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 4.000%, 1/01/21	No Opt. Call	AA-	201,802
242

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,000	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019E, 1.400%, 8/01/21	2/21 at 100.00	AAA	$2,007,060
745	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	746,892
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
660	1.150%, 7/01/21 (AMT)	No Opt. Call	AA+	662,699
285	1.450%, 7/01/24 (AMT)	No Opt. Call	AA+	292,248
325	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24 (AMT)	No Opt. Call	AA	374,160
	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	539,530
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	446,848
4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,112,010
2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,299,306
100	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019, 2.700%, 8/01/21	No Opt. Call	N/R	98,897
720	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/23	No Opt. Call	N/R	747,619
5,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A-	5,159,823
9,480	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	N/R	9,911,435
2,500	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	AAA	2,775,175
295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21 (5)	No Opt. Call	N/R	200,600
2,395	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,661,444
45	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB-	45,135
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.000%, 9/01/21	No Opt. Call	N/R	502,375
500	3.000%, 9/01/22	No Opt. Call	N/R	504,265
215	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	211,033
3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,908,012
55	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	55,083
243

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	$7,225,646
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
350	3.000%, 8/01/22	No Opt. Call	N/R	348,817
300	3.000%, 8/01/23	No Opt. Call	N/R	297,579
400	3.000%, 8/01/24	No Opt. Call	N/R	395,848
400	3.000%, 8/01/25	8/24 at 102.00	N/R	393,968
59,095	Total Minnesota			62,583,844
	Mississippi – 0.1%
1,000	Warren County, Mississippi, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2020B, 1.600%, 8/01/27 (Mandatory Put 6/16/25) (AMT)	No Opt. Call	BBB	1,030,770
	Missouri – 3.6%
885	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	852,866
100	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019, 4.000%, 1/15/22 – AGM Insured (ETM)	No Opt. Call	AA (4)	104,812
1,230	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, Direct Deposit Program Refunding Series 2020, 4.000%, 3/01/22	No Opt. Call	AA+	1,292,361
1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,476,255
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB-	405,012
300	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A-	314,502
1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,068,920
145	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	144,875
650	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/24	No Opt. Call	A	741,078
	Kansas City, Missouri, General Obligation Bonds, Series 2020A:
410	5.000%, 2/01/23	No Opt. Call	AA	454,825
435	5.000%, 2/01/24	No Opt. Call	AA	502,299
1,250	Kansas City, Missouri, Water Revenue Bonds, Refunding Series 2019A, 5.000%, 12/01/22	No Opt. Call	AA+	1,380,475
1,000	Meramec Valley School District R-3, Franklin and St Louis Counties, Missouri, General Obligation Bonds, Series 2020, 4.000%, 3/01/23	No Opt. Call	AA+	1,089,140
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,092,250
244

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
$ 200	5.000%, 10/01/23	No Opt. Call	A	$221,086
505	5.000%, 10/01/24	No Opt. Call	A	574,483
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Variable Rate Series 2018C, 5.000%, 6/01/36 (Mandatory Put 6/01/23)	12/22 at 100.00	AA-	272,110
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Wright Memorial Hospital, Series 2019:
465	5.000%, 9/01/21	No Opt. Call	BBB-	479,754
275	5.000%, 9/01/22	No Opt. Call	BBB-	293,197
285	5.000%, 9/01/23	No Opt. Call	BBB-	313,298
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
135	5.000%, 10/01/22	No Opt. Call	A+	145,623
230	5.000%, 10/01/23	No Opt. Call	A+	256,836
225	5.000%, 10/01/24	No Opt. Call	A+	259,272
310	Orchard Farm R-V School District, Saint Charles County, Missouri, Certificates of Participation, Series 2020, 3.000%, 4/01/21 (WI/DD, Settling 10/15/20)	No Opt. Call	A+	313,695
300	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 3.250%, 5/01/21	No Opt. Call	N/R	302,445
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,055,290
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
640	4.000%, 11/15/20	No Opt. Call	N/R	640,710
725	5.000%, 11/15/24	No Opt. Call	N/R	773,234
630	5.000%, 11/15/26	11/25 at 100.00	N/R	677,893
5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,438,220
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 3.250%, 8/01/27	8/25 at 100.00	AA+	2,236,160
1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,801,207
325	St Charles, Missouri, Certificates of Participation, Refunding Series 2020B, 4.000%, 2/01/24	No Opt. Call	Aa3	362,001
	Webster County Reorganized School District R-I Marshfield, Missouri, General Obligation Bonds, Refunding Series 2019B:
450	3.000%, 3/01/21	No Opt. Call	AA+	455,265
450	3.000%, 3/01/22	No Opt. Call	AA+	468,302
26,380	Total Missouri			28,259,751
	Montana – 0.3%
2,085	Montana State Board of Investments, Municipal Finance Consolidation Act Bonds, INTERCAP Revolving Program, Annual Adjustable Rate Tender Option, Series 2013, 1.000%, 3/01/38 (Mandatory Put 3/01/21)	3/21 at 100.00	Aa2	2,089,045
245

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana (continued)
$ 500	Montana State, General Obligation Bonds, Series 2020C, 2.000%, 8/01/23	No Opt. Call	Aa1	$ 525,945
2,585	Total Montana			2,614,990
	Nebraska – 1.0%
690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	727,633
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2020A:
200	5.000%, 11/15/21	No Opt. Call	AA-	209,986
115	5.000%, 11/15/23	No Opt. Call	AA-	130,754
125	5.000%, 11/15/24	No Opt. Call	AA-	146,932
175	5.000%, 11/15/25	No Opt. Call	AA-	212,243
2,635	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	3,162,263
1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,764,347
1,555	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	BBB	1,657,397
7,180	Total Nebraska			8,011,555
	Nevada – 1.7%
3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,096,630
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/24	No Opt. Call	Aa3	5,769,600
1,390	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,402,190
110	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016, 2.000%, 9/01/21	No Opt. Call	N/R	109,397
1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	Aa1	1,455,360
1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	1,818,497
12,700	Total Nevada			13,651,674
	New Jersey – 4.3%
1,330	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016, 5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,360,896
7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,689,710
1,260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	1,459,181
246

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
$ 1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	$1,006,480
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,613,250
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,020,780
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,419,532
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,298,110
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/24	No Opt. Call	BBB+	1,137,490
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,141,050
1,685	5.000%, 6/01/23	No Opt. Call	A	1,871,142
31,610	Total New Jersey			34,017,621
	New Mexico – 1.6%
5,440	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	5,477,264
2,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	2,928,450
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,667,278
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,280,741
11,665	Total New Mexico			12,353,733
	New York – 3.5%
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	4,787,574
14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,019,255
2,475	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/24	No Opt. Call	Aa1	2,897,532
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A-	3,093,060
1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	Aa3	1,366,405
25,390	Total New York			27,163,826
247

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 0.3%
$ 1,745	North Carolina Central University, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/23	No Opt. Call	A3	$1,950,264
500	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/24	No Opt. Call	Aa3	588,610
2,245	Total North Carolina			2,538,874
	North Dakota – 0.4%
	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
630	4.500%, 12/01/20	No Opt. Call	N/R	631,380
585	4.750%, 12/01/21	No Opt. Call	N/R	595,120
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,288,276
280	West Fargo Public School District 6, Cass County, North Dakota, General Obligation Bonds, Special Assessment Prepayment Series 2020C, 4.000%, 8/01/26	No Opt. Call	Aa2	334,502
2,740	Total North Dakota			2,849,278
	Ohio – 1.4%
845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	904,961
850	Cleveland, Ohio, Airport System Revenue Bonds, Series 2019B, 5.000%, 1/01/22 (AMT)	No Opt. Call	A	891,259
685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	856
1,710	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,774,228
2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,394,246
4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,503,640
360	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	421,488
10,760	Total Ohio			10,890,678
	Oklahoma – 0.2%
1,065	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019, 5.000%, 6/01/24	No Opt. Call	A+	1,226,369
425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	452,965
1,490	Total Oklahoma			1,679,334
	Oregon – 1.4%
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2020B:
300	0.000%, 6/15/23 (6)	No Opt. Call	AA+	326,127
500	0.000%, 6/15/24 (6)	No Opt. Call	AA+	564,970
350	0.000%, 6/15/26	No Opt. Call	AA+	422,156
248

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 4,620	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	$4,891,564
450	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/24	No Opt. Call	BBB+	518,161
3,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	3,394,200
1,000	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 4.000%, 5/15/22	No Opt. Call	AA-	1,055,880
10,220	Total Oregon			11,173,058
	Pennsylvania – 2.1%
1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,065,020
800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA-	839,944
1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,074,340
1,625	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	1,992,201
3,300	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2019A, 0.600%, 4/01/34 (Mandatory Put 10/15/20) (AMT)	No Opt. Call	BBB+	3,300,462
465	Pennsylvania State University, Revenue Bonds, Series 2020E, 5.000%, 3/01/24	No Opt. Call	Aa1	539,163
1,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/22	No Opt. Call	Aa3	1,069,440
5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,180,862
940	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	966,367
400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A2	431,272
15,575	Total Pennsylvania			16,459,071
	South Carolina – 1.0%
875	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/27	1/26 at 100.00	A	1,053,684
3,285	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	3,924,360
2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,214,049
7,140	Total South Carolina			8,192,093
	South Dakota – 0.4%
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
150	2.650%, 11/01/20	No Opt. Call	BB	149,896
200	3.000%, 11/01/21	No Opt. Call	BB	198,694
249

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	$581,379
1,940	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	2,158,192
2,875	Total South Dakota			3,088,161
	Tennessee – 0.7%
100	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/28	No Opt. Call	BBB+	125,580
1,050	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,061,330
4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,666,720
5,150	Total Tennessee			5,853,630
	Texas – 13.4%
1,150	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB-	1,160,730
5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/23 (AMT)	No Opt. Call	A1	5,656,650
1,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/22 (AMT)	No Opt. Call	A1	1,090,870
	Brazos Higher Education Authority Inc, Texas, Student Loan Program Revenue Bonds, Senior Series 2020-1A:
400	5.000%, 4/01/23 (AMT)	No Opt. Call	AA	434,252
400	5.000%, 4/01/24 (AMT)	No Opt. Call	AA	447,012
500	5.000%, 4/01/25 (AMT)	No Opt. Call	AA	573,455
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,088,370
2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,176,740
2,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/24	No Opt. Call	A1	2,944,850
2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A	2,249,768
4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	5,068,245
1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, School Building Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,762,112
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,485,150
4,170	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-2, 5.000%, 6/01/32 (Mandatory Put 12/01/24)	9/24 at 101.10	A+	4,920,141
8,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-3, 5.000%, 6/01/32 (Mandatory Put 12/01/26)	9/26 at 101.02	A+	10,015,440
250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,595	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	$3,953,889
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A3	1,005,210
2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,300,816
1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,828,877
4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,707,832
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,119,450
5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	5,100,500
5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,596,500
	Leander, Texas, General Obligation Bonds, Refunding Series 2020:
500	5.000%, 8/15/23	No Opt. Call	AA	567,660
525	5.000%, 8/15/25	No Opt. Call	AA	641,109
1,500	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,505,415
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020, 5.000%, 5/15/25	No Opt. Call	A+	1,201,170
1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,018,020
450	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	448,533
3,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligation Series 2012, 0.500%, 1/01/26 (Mandatory Put 11/02/20) (AMT)	No Opt. Call	BBB+	3,000,720
615	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016, 4.000%, 11/15/21	No Opt. Call	BB+	618,284
2,805	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 4.000%, 12/15/24	No Opt. Call	AA-	3,212,791
2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,500,000
11,970	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	12,381,169
1,000	Tomball Independent School District, Harris and Montgomery Counties, Texas, General Obligation Bonds, Building Series 2020, 5.000%, 2/15/25	No Opt. Call	AAA	1,200,860
1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,020,190
251

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Upper Trinity Regional Water District, Texas, Regional Treated Water Supply System Revenue Bonds, Refunding Series 2020, 4.000%, 8/01/24	No Opt. Call	A+	$ 1,133,230
95,985	Total Texas			105,136,010
	Utah – 1.3%
6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,674,640
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	358,155
350	4.000%, 10/15/23	No Opt. Call	AA	383,432
1,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	1,170,810
1,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	1,874,085
9,185	Total Utah			10,461,122
	Virginia – 1.1%
5,000	Amelia County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 3.000%, 4/01/27 (Mandatory Put 4/01/21) (AMT)	No Opt. Call	A-	5,059,750
850	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 5.000%, 7/01/24	No Opt. Call	AA-	987,674
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,970,216
540	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	549,628
8,145	Total Virginia			8,567,268
	Washington – 3.4%
1,500	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds, Refunding Series 2020A, 5.000%, 7/01/23	No Opt. Call	AA+	1,694,955
1,000	King County School District 406 Tukwila, Washington, General Obligation Bonds, Series 2016, 4.000%, 12/01/21	No Opt. Call	Aaa	1,045,110
1,370	King County School District 414 Lake Washington, Washington, General Obligation Bonds, Refunding Series 2020, 4.000%, 12/01/25	No Opt. Call	Aaa	1,628,793
1,955	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	1,962,194
	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	4.000%, 12/01/20	No Opt. Call	A2	201,224
225	4.000%, 12/01/21	No Opt. Call	A2	234,745
1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,643,027
252

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
$ 1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	$1,023,130
1,000	5.000%, 4/01/22 (AMT)	No Opt. Call	AA-	1,069,380
3,360	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	3,850,056
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,023,130
2,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	2,291,700
1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,828,481
2,150	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	2,426,769
2,550	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee - SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/21	No Opt. Call	AA	2,662,429
2,000	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 5.000%, 2/01/23	No Opt. Call	Aaa	2,225,100
24,675	Total Washington			26,810,223
	West Virginia – 0.4%
2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	2,796,259
	Wisconsin – 2.3%
	Kenosha, Wisconsin, General Obligation Bonds, Promissory Note Series 2020A:
350	2.000%, 5/01/23	No Opt. Call	AA	362,841
625	2.000%, 5/01/25	No Opt. Call	AA	661,350
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A:
470	5.000%, 1/01/21	No Opt. Call	A	475,085
400	5.000%, 1/01/22	No Opt. Call	A	421,524
300	5.000%, 1/01/23	No Opt. Call	A	328,374
200	5.000%, 1/01/24	No Opt. Call	A	226,934
400	5.000%, 1/01/26	No Opt. Call	A	480,436
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
700	5.000%, 6/01/24	No Opt. Call	A+	812,126
325	5.000%, 6/01/26	No Opt. Call	A+	398,700
1,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/27	6/22 at 100.00	A3	1,438,622
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B-3, 5.000%, 8/15/54 (Mandatory Put 1/31/24)	No Opt. Call	AA	3,436,140
253

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017:
$ 1,050	5.000%, 7/01/21	No Opt. Call	A+	$1,085,028
250	5.000%, 7/01/26	No Opt. Call	A+	306,702
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
75	5.000%, 12/01/23	No Opt. Call	A+	85,413
100	5.000%, 12/01/24	No Opt. Call	A+	117,493
110	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019B, 3.000%, 12/01/24	No Opt. Call	A+	120,236
1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,088,781
330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/21	No Opt. Call	BBB-	340,471
3,745	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	4,524,784
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB-	507,440
500	4.000%, 9/15/22	No Opt. Call	BBB-	514,395
455	4.000%, 9/15/23	No Opt. Call	BBB-	473,778
16,300	Total Wisconsin			18,206,653
$ 653,204	Total Municipal Bonds (cost $691,235,245)			705,284,866

Shares	Description (1)	Value
	COMMON STOCKS – 0.0%
	Electric Utilities – 0.0%
22,152	Energy Harbor Corp (7), (8), (9)	$ 509,496
	Total Common Stocks (cost $751,144)	509,496
	Total Long-Term Investments (cost $691,986,389)	705,794,362

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 8.9%
MUNICIPAL BONDS – 8.9%
National – 0.8%
$ 6,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.340%, 12/01/21 (AMT) (Mandatory Put 9/30/20), 144A (10)	No Opt. Call	F1+	$ 6,000,000
254

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 0.2%
$ 1,795	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (10)	No Opt. Call	A1	$ 1,800,924
	Arizona – 0.3%
2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Series 2003A-2, 2.200%, 3/01/28 (AMT) (Mandatory Put 6/03/24) (10)	No Opt. Call	A-2	2,092,160
	District of Columbia – 0.3%
2,475	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2017, 5.000%, 10/01/20 (AMT) (10)	No Opt. Call	A+	2,475,000
	Florida – 0.3%
3,100	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (10)	12/20 at 104.00	N/R	2,715,352
	Indiana – 0.4%
3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2001, 2.950%, 10/01/31 (AMT) (Mandatory Put 10/01/21) (10)	No Opt. Call	A-2	3,326,147
	Louisiana – 0.3%
2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Demand Obligations, Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22) (10)	No Opt. Call	BBB+	2,427,336
	Minnesota – 0.8%
3,095	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand Obligations, Series 2002, 0.110%, 6/01/32 (Mandatory Put 10/07/20) (10)	9/20 at 100.00	VMIG-1	3,095,000
3,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2008B, 0.070%, 11/15/38 (Mandatory Put 10/07/20) (10)	9/20 at 100.00	A-1+	3,000,000
6,095	Total Minnesota			6,095,000
	New Hampshire – 0.1%
1,000	National Finance Authority, New Hampshire, Solid Waste Disposal Revenue Bonds, Waste Management, Ic, Project, Variable Rate Demand Obligations, Refunding Series 2020A-1, 0.400%, 3/01/21 (AMT) (Mandatory Put 12/01/20)	No Opt. Call	A-2	1,000,000
	Oregon – 0.1%
1,000	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 7/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,024,960
	Texas – 3.8%
14,550	Gulf Coast Waste Disposal Authority, Texas, Environmental Facilities Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Series 2001A, 0.130%, 6/01/30 (AMT) (Mandatory Put 9/30/20) (10)	9/20 at 100.00	A-1+	14,550,000
255

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 12,000	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2001B, 0.130%, 12/01/39 (AMT) (Mandatory Put 9/30/20) (10)	9/20 at 100.00	VMIG-1	$12,000,000
3,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Series 2020A, 0.500%, 5/01/50 (AMT) (Mandatory Put 11/02/20) (10)	No Opt. Call	A-2	3,000,720
29,550	Total Texas			29,550,720
	Virginia – 0.6%
1,500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc, Variable Rate Demand Obligations, Series 2003, 2.400%, 8/01/27 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,537,440
1,250	Gloucester County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Waste Management Disposal Services of Virginia, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 9/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,281,200
1,470	Sussex County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Atlantic Waste Disposal, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 6/01/28 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,506,691
4,220	Total Virginia			4,325,331
	Wisconsin – 0.9%
2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (10)	No Opt. Call	A-2	2,881,637
3,600	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Obligations, Series 2018B-2, 5.000%, 8/15/54 (Mandatory Put 1/25/23) (10)	No Opt. Call	AA	3,971,412
6,455	Total Wisconsin			6,853,049
$ 69,340	Total Short-Term Investments (cost $69,670,151)			69,685,979
	Total Investments (cost $761,656,540) – 98.8%			775,480,341
	Other Assets Less Liabilities – 1.2%			9,070,728
	Net Assets – 100%			$ 784,551,069
256

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
257

Statement of Assets and Liabilities
September 30, 2020
(Unaudited)
	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $6,471,317,127, $8,443,234,321, $6,660,541,793 and $691,986,389, respectively)	$6,838,811,348	$8,869,293,287	$6,869,919,249	$705,794,362
Short-term investments, at value (cost $18,348,301, $192,605,345, $319,752,827 and $69,670,151, respectively)	15,941,744	187,908,849	318,002,482	69,685,979
Cash	46,236,321	685,504	923,239	1,354,832
Cash collateral at brokers for investments in futures contracts(1)	339,994	—	—	—
Receivable for:
Interest	81,408,826	96,688,288	68,346,708	8,256,488
Investments sold	134,972,543	57,194,407	10,859,127	6,975,629
Shares sold	24,161,341	17,415,917	26,193,270	4,622,283
Variation margin on futures contracts	52,250	—	—	—
Other assets	655,662	858,388	594,794	109,089
Total assets	7,142,580,029	9,230,044,640	7,294,838,869	796,798,662
Liabilities
Floating rate obligations	256,345,000	—	—	—
Payable for:
Dividends	4,233,906	7,235,648	3,452,532	281,714
Interest	659,935	—	—	—
Investments purchased - regular settlement	67,648,020	4,010,541	102,789	1,210,930
Investments purchased - when-issued/delayed-delivery settlement	120,573,680	46,680,485	12,716,300	8,524,164
Shares redeemed	9,040,445	8,969,833	9,600,203	1,639,334
Accrued expenses:
Management fees	2,117,939	2,869,317	1,988,487	255,456
Directors/Trustees fees	501,890	813,506	496,266	48,661
12b-1 distribution and service fees	677,003	205,548	335,263	64,993
Other	1,505,122	2,406,135	1,999,294	222,341
Total liabilities	463,302,940	73,191,013	30,691,134	12,247,593
Net assets	$6,679,277,089	$9,156,853,627	$7,264,147,735	$784,551,069

See accompanying notes to financial statements.
258

Statement of Assets and Liabilities (Unaudited) (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Class A Shares
Net assets	$2,602,480,319	$ 880,070,876	$1,455,817,358	$299,334,424
Shares outstanding	219,922,896	92,704,751	129,031,151	29,356,981
Net asset value ("NAV") per share	$ 11.83	$ 9.49	$ 11.28	$ 10.20
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$ 12.35	$ 9.78	$ 11.57	$ 10.46
Class C Shares
Net assets	$ 260,976,147	$ 63,796,840	$ 86,317,551	$ 17,585,239
Shares outstanding	22,056,808	6,719,850	7,679,225	1,729,402
NAV and offering price per share	$ 11.83	$ 9.49	$ 11.24	$ 10.17
Class C2 Shares
Net assets	$ 60,852,685	$ 16,642,895	$ 61,164,635	$ 3,894,827
Shares outstanding	5,139,086	1,751,293	5,431,698	382,272
NAV and offering price per share	$ 11.84	$ 9.50	$ 11.26	$ 10.19
Class R6 Shares
Net assets	$ 84,330,565	$ —	$ —	$ —
Shares outstanding	7,088,933	—	—	—
NAV and offering price per share	$ 11.90	$ —	$ —	$ —
Class I Shares
Net assets	$3,670,637,373	$8,196,343,016	$5,660,848,191	$463,736,579
Shares outstanding	308,834,033	860,714,388	503,487,100	45,431,415
NAV and offering price per share	$ 11.89	$ 9.52	$ 11.24	$ 10.21
Fund level net assets consist of:
Capital paid-in	$6,447,626,625	$8,763,229,017	$7,096,791,305	$771,360,998
Total distributable earnings	231,650,464	393,624,610	167,356,430	13,190,071
Fund level net assets	$6,679,277,089	$9,156,853,627	$7,264,147,735	$784,551,069
Authorized shares - per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$ 0.01	$ 0.001	$ 0.01	$ 0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
259

Statement of Operations
Six Months Ended September 30, 2020
(Unaudited)
	All-American	Intermediate Duration	Limited Term	Short Term
Investment Income	$112,681,269	$125,695,160	$ 60,700,949	$ 6,896,121
Expenses
Management fees	12,059,611	17,289,080	10,842,352	1,487,160
12b-1 service fees - Class A Shares	2,410,166	813,241	1,344,205	272,912
12b-1 distribution and service fees - Class C Shares	1,280,819	308,595	444,344	93,345
12b-1 distribution and service fees - Class C2 Shares	304,040	85,228	235,777	11,047
Shareholder servicing agent fees	1,142,282	1,835,661	1,317,563	125,220
Interest expense	527,928	119,827	72,439	9,252
Custodian fees	233,476	289,293	227,788	58,070
Professional fees	158,562	205,911	137,142	25,999
Trustees fees	94,445	141,998	96,968	11,819
Shareholder reporting expenses	132,623	198,324	136,129	20,587
Federal and state registration fees	232,856	75,940	160,609	72,182
Other	21,475	29,693	25,036	4,848
Total expenses	18,598,283	21,392,791	15,040,352	2,192,441
Net investment income (loss)	94,082,986	104,302,369	45,660,597	4,703,680
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(24,998,682)	(6,053,663)	(4,543,321)	(143,195)
Futures contracts	(1,497,830)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	208,446,101	240,981,269	165,154,729	13,451,461
Futures contracts	1,225,250	—	—	—
Net realized and unrealized gain (loss)	183,174,839	234,927,606	160,611,408	13,308,266
Net increase (decrease) in net assets from operations	$277,257,825	$339,229,975	$206,272,005	$18,011,946
See accompanying notes to financial statements.
260

Statement of Changes in Net Assets
(Unaudited)
	All-American		Intermediate Duration
	Six Months Ended 9/30/20	Year Ended 3/31/20	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 94,082,986	$ 159,773,941	$ 104,302,369	$ 216,128,206
Net realized gain (loss) from:
Investments	(24,998,682)	(17,874,162)	(6,053,663)	(686,560)
Futures contracts	(1,497,830)	(2,339,196)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	208,446,101	(76,490,849)	240,981,269	(70,381,711)
Futures contracts	1,225,250	(907,084)	—	—
Net increase (decrease) in net assets from operations	277,257,825	62,162,650	339,229,975	145,059,935
Distributions to Shareholders
Dividends:
Class A Shares	(38,193,851)	(65,545,230)	(9,796,128)	(17,992,649)
Class C Shares	(3,013,478)	(5,700,740)	(489,964)	(982,703)
Class C2 Shares	(1,058,835)	(3,409,194)	(211,108)	(751,531)
Class R6 Shares	(1,046,921)	(945,871)	—	—
Class I Shares	(55,844,863)	(95,386,808)	(105,509,705)	(205,452,051)
Decrease in net assets from distributions to shareholders	(99,157,948)	(170,987,843)	(116,006,905)	(225,178,934)
Fund Share Transactions
Proceeds from sale of shares	1,539,593,844	2,640,135,458	2,135,603,532	3,724,771,938
Proceeds from shares issued to shareholders due to reinvestment of distributions	62,845,039	129,017,874	59,160,195	140,287,979
	1,602,438,883	2,769,153,332	2,194,763,727	3,865,059,917
Cost of shares redeemed	(701,677,821)	(1,132,846,984)	(1,891,330,406)	(1,987,525,001)
Net increase (decrease) in net assets from Fund share transactions	900,761,062	1,636,306,348	303,433,321	1,877,534,916
Net increase (decrease) in net assets	1,078,860,939	1,527,481,155	526,656,391	1,797,415,917
Net assets at the beginning of period	5,600,416,150	4,072,934,995	8,630,197,236	6,832,781,319
Net assets at the end of period	$6,679,277,089	$ 5,600,416,150	$ 9,156,853,627	$ 8,630,197,236

See accompanying notes to financial statements.
261

Statement of Changes in Net Assets (Unaudited) (continued)
	Limited Term		Short Term
	Six Months Ended 9/30/20	Year Ended 3/31/20	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 45,660,597	$ 118,225,462	$ 4,703,680	$ 10,262,491
Net realized gain (loss) from:
Investments	(4,543,321)	(10,433,665)	(143,195)	145,650
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	165,154,729	(40,751,233)	13,451,461	(3,977,366)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	206,272,005	67,040,564	18,011,946	6,430,775
Distributions to Shareholders
Dividends:
Class A Shares	(13,234,676)	(21,992,347)	(2,057,334)	(2,449,476)
Class C Shares	(522,574)	(973,185)	(68,494)	(56,925)
Class C2 Shares	(686,138)	(2,400,537)	(23,364)	(53,041)
Class R6 Shares	—	—	—	—
Class I Shares	(52,297,391)	(92,830,538)	(3,846,391)	(7,556,394)
Decrease in net assets from distributions to shareholders	(66,740,779)	(118,196,607)	(5,995,583)	(10,115,836)
Fund Share Transactions
Proceeds from sale of shares	2,144,799,980	2,390,214,258	226,044,512	392,472,117
Proceeds from shares issued to shareholders due to reinvestment of distributions	39,230,178	79,784,212	4,202,058	6,713,244
	2,184,030,158	2,469,998,470	230,246,570	399,185,361
Cost of shares redeemed	(938,875,022)	(1,845,698,380)	(179,462,894)	(276,554,316)
Net increase (decrease) in net assets from Fund share transactions	1,245,155,136	624,300,090	50,783,676	122,631,045
Net increase (decrease) in net assets	1,384,686,362	573,144,047	62,800,039	118,945,984
Net assets at the beginning of period	5,879,461,373	5,306,317,326	721,751,030	602,805,046
Net assets at the end of period	$7,264,147,735	$ 5,879,461,373	$ 784,551,069	$ 721,751,030
See accompanying notes to financial statements.
262

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263

Financial Highlights
(Unaudited)
All-American
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
March 31, 2021(e)	$11.49	$0.18	$ 0.35	$ 0.53	$(0.19)	$ —	$(0.19)	$11.83
March 31, 2020	11.60	0.36	(0.07)	0.29	(0.40)	—	(0.40)	11.49
March 31, 2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60
March 31, 2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
March 31, 2017(f)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
April 30, 2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
April 30, 2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
Class C (2/14)
March 31, 2021(e)	11.48	0.13	0.36	0.49	(0.14)	—	(0.14)	11.83
March 31, 2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48
March 31, 2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60
March 31, 2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
March 31, 2017(f)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
April 30, 2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
April 30, 2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
Class C2 (6/93)
March 31, 2021(e)	11.49	0.14	0.36	0.50	(0.15)	—	(0.15)	11.84
March 31, 2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49
March 31, 2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61
March 31, 2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
March 31, 2017(f)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
April 30, 2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
April 30, 2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
Class R6 (6/16)
March 31, 2021(e)	11.55	0.19	0.36	0.55	(0.20)	—	(0.20)	11.90
March 31, 2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55
March 31, 2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66
March 31, 2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
March 31, 2021(e)	11.54	0.19	0.36	0.55	(0.20)	—	(0.20)	11.89
March 31, 2020	11.65	0.38	(0.07)	0.31	(0.42)	—	(0.42)	11.54
March 31, 2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65
March 31, 2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(f)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
April 30, 2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
April 30, 2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
264

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.61%	$2,602,480	0.68%*	0.66%*	3.00%*	11%
2.41	2,255,358	0.70	0.67	3.10	14
5.11	1,554,833	0.73	0.69	3.68	29
4.66	1,325,011	0.72	0.69	3.69	14
(0.66)	1,136,311	0.73*	0.70*	3.66*	24
5.85	1,170,705	0.70	0.70	3.68	13
7.38	989,477	0.71	0.71	4.01	18

4.27	260,976	1.48*	1.46*	2.20*	11
1.52	244,369	1.50	1.47	2.31	14
4.29	195,053	1.53	1.49	2.88	29
3.76	186,999	1.52	1.49	2.89	14
(1.38)	163,496	1.52*	1.49*	2.87*	24
5.04	116,024	1.50	1.50	2.86	13
6.54	48,472	1.51	1.51	3.09	18

4.40	60,853	1.23*	1.21*	2.45*	11
1.76	94,705	1.25	1.22	2.60	14
4.60	142,450	1.28	1.24	3.12	29
3.98	217,048	1.27	1.24	3.15	14
(1.07)	264,617	1.28*	1.25*	3.11*	24
5.22	308,100	1.25	1.25	3.13	13
6.82	328,649	1.26	1.26	3.47	18

4.78	84,331	0.45*	0.43*	3.22*	11
2.65	41,526	0.47	0.44	3.29	14
5.40	12,469	0.49	0.45	3.90	29
4.86	6,725	0.48	0.45	3.94	14
(3.04)	6,674	0.49*	0.46*	3.95*	24

4.78	3,670,637	0.48*	0.46*	3.19*	11
2.60	2,964,458	0.50	0.47	3.31	14
5.31	2,168,129	0.53	0.49	3.88	29
4.86	1,979,364	0.52	0.49	3.89	14
(0.47)	1,654,217	0.53*	0.50*	3.86*	24
6.05	1,417,738	0.50	0.50	3.88	13
7.57	1,134,001	0.51	0.51	4.21	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
265

Financial Highlights (Unaudited) (continued)
Intermediate Duration
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
March 31, 2021(f)	$9.26	$0.10	$ 0.24	$ 0.34	$(0.11)	$ —	$(0.11)	$9.49
March 31, 2020	9.29	0.23	(0.02)	0.21	(0.24)	—	(0.24)	9.26
March 31, 2019	9.07	0.26	0.21	0.47	(0.25)	—	(0.25)	9.29
March 31, 2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
March 31, 2017(g)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
April 30, 2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
April 30, 2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
Class C (2/14)
March 31, 2021(f)	9.26	0.06	0.25	0.31	(0.08)	—	(0.08)	9.49
March 31, 2020	9.29	0.16	(0.02)	0.14	(0.17)	—	(0.17)	9.26
March 31, 2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29
March 31, 2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
March 31, 2017(g)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
April 30, 2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
April 30, 2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
Class C2 (6/95)
March 31, 2021(f)	9.27	0.08	0.24	0.32	(0.09)	—	(0.09)	9.50
March 31, 2020	9.29	0.18	(0.01)	0.17	(0.19)	—	(0.19)	9.27
March 31, 2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29
March 31, 2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
March 31, 2017(g)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
April 30, 2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
April 30, 2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
Class I (11/76)
March 31, 2021(f)	9.29	0.11	0.24	0.35	(0.12)	—	(0.12)	9.52
March 31, 2020	9.31	0.25	(0.01)	0.24	(0.26)	—	(0.26)	9.29
March 31, 2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31
March 31, 2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
March 31, 2017(g)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
April 30, 2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
April 30, 2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
266

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.73%	$ 880,071	0.65%*	0.64%*	2.14%*	11%
2.28	768,267	0.65	0.65	2.45	22
5.29	603,262	0.67	0.67	2.86	15
3.25	525,754	0.68	0.68	2.90	18
(1.40)	505,589	0.69*	0.69*	2.70*	24
4.83	1,076,822	0.68	0.68	2.77	18
3.95	773,091	0.70	0.70	2.86	19

3.30	63,797	1.45*	1.44*	1.34*	11
1.48	59,004	1.45	1.45	1.65	22
4.35	48,182	1.47	1.47	2.06	15
2.56	46,897	1.48	1.48	2.11	18
(2.10)	45,483	1.49*	1.49*	1.91*	24
3.91	35,070	1.48	1.48	1.99	18
3.14	17,706	1.50	1.50	2.03	19

3.43	16,643	1.20*	1.19*	1.60*	11
1.85	27,376	1.20	1.20	1.92	22
4.51	43,300	1.22	1.22	2.31	15
2.82	66,052	1.23	1.23	2.36	18
(1.86)	85,193	1.24*	1.24*	2.16*	24
4.17	101,168	1.24	1.24	2.28	18
3.40	112,700	1.25	1.25	2.32	19

3.82	8,196,343	0.45*	0.44*	2.34*	11
2.58	7,775,550	0.45	0.45	2.65	22
5.37	6,138,037	0.47	0.47	3.06	15
3.56	4,782,475	0.48	0.48	3.11	18
(1.22)	4,485,912	0.49*	0.49*	2.91*	24
4.91	3,979,824	0.49	0.49	3.02	18
4.14	3,574,561	0.50	0.50	3.07	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2020.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
267

Financial Highlights (Unaudited) (continued)
Limited Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
March 31, 2021(f)	$11.02	$0.07	$ 0.30	$ 0.37	$(0.11)	$ —	$(0.11)	$11.28
March 31, 2020	11.08	0.22	(0.06)	0.16	(0.22)	—	(0.22)	11.02
March 31, 2019	10.83	0.23	0.23	0.46	(0.21)	—	(0.21)	11.08
March 31, 2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83
March 31, 2017(g)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
April 30, 2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
April 30, 2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
Class C (2/14)
March 31, 2021(f)	10.98	0.03	0.30	0.33	(0.07)	—	(0.07)	11.24
March 31, 2020	11.04	0.13	(0.06)	0.07	(0.13)	—	(0.13)	10.98
March 31, 2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04
March 31, 2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
March 31, 2017(g)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
April 30, 2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
April 30, 2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
Class C2 (12/95)
March 31, 2021(f)	11.00	0.05	0.30	0.35	(0.09)	—	(0.09)	11.26
March 31, 2020	11.06	0.18	(0.06)	0.12	(0.18)	—	(0.18)	11.00
March 31, 2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06
March 31, 2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
March 31, 2017(g)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
April 30, 2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
April 30, 2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
Class I (2/97)
March 31, 2021(f)	10.98	0.08	0.30	0.38	(0.12)	—	(0.12)	11.24
March 31, 2020	11.04	0.24	(0.06)	0.18	(0.24)	—	(0.24)	10.98
March 31, 2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04
March 31, 2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
March 31, 2017(g)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
April 30, 2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
April 30, 2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
268

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.37%	$1,455,817	0.61%*	0.60%*	1.29%*	0.61%*	0.60%*	1.29%*	9%
1.43	1,236,659	0.62	0.61	1.97	0.62	0.61	1.97	22
4.27	1,015,540	0.63	0.63	2.07	0.63	0.63	2.07	27
1.36	998,226	0.62	0.62	1.92	0.62	0.62	1.92	21
(0.99)	1,094,434	0.63*	0.63*	1.72*	0.63*	0.63*	1.72*	26
2.50	1,208,642	0.63	0.63	1.84	0.63	0.63	1.84	20
1.72	1,168,646	0.64	0.64	1.89	0.64	0.64	1.89	20

2.97	86,318	1.41*	1.40*	0.50*	1.41*	1.40*	0.50*	9
0.62	88,648	1.42	1.41	1.17	1.42	1.41	1.17	22
3.52	83,991	1.43	1.43	1.27	1.43	1.43	1.27	27
0.53	93,327	1.42	1.42	1.12	1.42	1.42	1.12	21
(1.74)	112,035	1.43*	1.43*	0.92*	1.43*	1.43*	0.92*	26
1.71	90,330	1.43	1.43	1.04	1.36	1.36	1.11	20
1.18	51,973	1.43	1.43	1.07	1.18	1.18	1.32	20

3.19	61,165	0.96*	0.95*	0.97*	0.96*	0.95*	0.97*	9
1.05	106,385	0.97	0.96	1.62	0.97	0.96	1.62	22
3.97	192,174	0.98	0.98	1.71	0.98	0.98	1.71	27
0.97	292,436	0.97	0.97	1.57	0.97	0.97	1.57	21
(1.25)	383,282	0.98*	0.98*	1.37*	0.98*	0.98*	1.37*	26
2.12	461,558	0.98	0.98	1.50	0.98	0.98	1.50	20
1.34	528,287	0.99	0.99	1.54	0.99	0.99	1.54	20

3.47	5,660,848	0.41*	0.40*	1.49*	0.41*	0.40*	1.49*	9
1.63	4,447,770	0.42	0.41	2.17	0.42	0.41	2.17	22
4.46	4,014,613	0.43	0.43	2.27	0.43	0.43	2.27	27
1.62	3,225,826	0.42	0.42	2.12	0.42	0.42	2.12	21
(0.85)	3,012,577	0.43*	0.43*	1.92*	0.43*	0.43*	1.92*	26
2.68	2,744,568	0.43	0.43	2.04	0.43	0.43	2.04	20
1.99	2,221,891	0.44	0.44	2.09	0.44	0.44	2.09	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2020.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
269

Financial Highlights (Unaudited) (continued)
Short Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
March 31, 2021(e)	$10.03	$0.06	$ 0.19	$ 0.25	$(0.08)	$ —	$(0.08)	$10.20
March 31, 2020	10.09	0.16	(0.06)	0.10	(0.16)	—	(0.16)	10.03
March 31, 2019	9.98	0.14	0.10	0.24	(0.13)	—	(0.13)	10.09
March 31, 2018	10.04	0.11	(0.07)	0.04	(0.10)	—	(0.10)	9.98
March 31, 2017(f)	10.12	0.09	(0.08)	0.01	(0.09)	—	(0.09)	10.04
April 30, 2016	10.11	0.10	—**	0.10	(0.09)	—	(0.09)	10.12
April 30, 2015	10.15	0.10	(0.04)	0.06	(0.10)	—	(0.10)	10.11
Class C (2/14)
March 31, 2021(e)	10.00	0.02	0.19	0.21	(0.04)	—	(0.04)	10.17
March 31, 2020	10.06	0.08	(0.06)	0.02	(0.08)	—	(0.08)	10.00
March 31, 2019	9.96	0.06	0.09	0.15	(0.05)	—	(0.05)	10.06
March 31, 2018	10.02	0.03	(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
March 31, 2017(f)	10.11	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
April 30, 2016	10.10	0.03	0.01	0.04	(0.03)	—	(0.03)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class C2 (8/11)
March 31, 2021(e)	10.02	0.04	0.19	0.23	(0.06)	—	(0.06)	10.19
March 31, 2020	10.08	0.12	(0.06)	0.06	(0.12)	—	(0.12)	10.02
March 31, 2019	9.97	0.11	0.09	0.20	(0.09)	—	(0.09)	10.08
March 31, 2018	10.03	0.07	(0.06)	0.01	(0.07)	—	(0.07)	9.97
March 31, 2017(f)	10.11	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
April 30, 2016	10.10	0.06	0.01	0.07	(0.06)	—	(0.06)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class I (10/02)
March 31, 2021(e)	10.04	0.07	0.19	0.26	(0.09)	—	(0.09)	10.21
March 31, 2020	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04
March 31, 2019	9.99	0.16	0.10	0.26	(0.15)	—	(0.15)	10.10
March 31, 2018	10.04	0.13	(0.06)	0.07	(0.12)	—	(0.12)	9.99
March 31, 2017(f)	10.13	0.11	(0.10)	0.01	(0.10)	—	(0.10)	10.04
April 30, 2016	10.11	0.12	0.01	0.13	(0.11)	—	(0.11)	10.13
April 30, 2015	10.15	0.12	(0.04)	0.08	(0.12)	—	(0.12)	10.11
270

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.47%	$299,334	0.69%*	1.17%*	0.69%*	1.17%*	20%
0.96	259,148	0.69	1.57	0.69	1.57	37
2.42	156,526	0.72	1.44	0.72	1.44	45
0.41	168,828	0.72	1.09	0.72	1.09	28
0.08	187,573	0.71*	0.97*	0.71*	0.97*	44
1.01	174,484	0.71	0.97	0.71	0.97	24
0.57	184,317	0.71	0.97	0.71	0.97	36

2.07	17,585	1.49*	0.38*	1.49*	0.38*	20
0.16	17,781	1.49	0.77	1.49	0.77	37
1.53	6,879	1.52	0.64	1.52	0.64	45
(0.37)	8,193	1.52	0.29	1.52	0.29	28
(0.73)	10,069	1.51*	0.17*	1.51*	0.17*	44
0.41	6,971	1.51	0.17	1.38	0.30	24
0.22	4,615	1.50	0.16	1.05	0.61	36

2.29	3,895	1.04*	0.83*	1.04*	0.83*	20
0.60	4,135	1.04	1.21	1.04	1.21	37
2.05	6,147	1.06	1.07	1.06	1.07	45
0.05	9,384	1.07	0.74	1.07	0.74	28
(0.25)	12,097	1.06*	0.62*	1.06*	0.62*	44
0.65	13,325	1.06	0.62	1.06	0.62	24
0.22	16,524	1.06	0.63	1.06	0.63	36

2.58	463,737	0.49*	1.37*	0.49*	1.37*	20
1.16	440,687	0.49	1.77	0.49	1.77	37
2.62	433,253	0.52	1.64	0.52	1.64	45
0.69	401,052	0.51	1.29	0.51	1.29	28
0.14	430,038	0.51*	1.17*	0.51*	1.17*	44
1.29	454,620	0.51	1.16	0.51	1.16	24
0.75	515,315	0.50	1.17	0.50	1.17	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
271

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the "1940 Act"), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is September 30, 2020, and the period covered by these Notes to Financial Statements is the six-months ended September 30, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of Nuveen Tennessee Municipal Bond Fund (the "Target Fund") into All-American (the "Acquiring Fund") (the "Reorganization"). During September 2020, shareholders of the Target Fund approved the Reorganization.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate net asset vaule ("NAV") of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
The Reorganization will take place after the close of business on January 8, 2021.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sale charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
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2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income, which is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is also comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR)
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Notes to Financial Statements (Unaudited) (continued)
quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
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All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$6,821,787,048	$321,805**	$6,822,108,853
Common Stocks	—	16,541,991***	—	16,541,991
Corporate Bonds	—	160,488	16**	160,504
Short-Term Investments*:
Municipal Bonds	—	15,941,744	—	15,941,744
Investments in Derivatives:
Futures Contracts****	(127,772)	—	—	(127,772)
Total	$(127,772)	$6,854,431,271	$321,821	$6,854,625,320

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,807,987,040	$ —	$8,807,987,040
Common Stocks	—	61,306,247***	—	61,306,247
Short-Term Investments*:
Municipal Bonds	—	187,908,849	—	187,908,849
Total	$ —	$9,057,202,136	$ —	$9,057,202,136

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$6,805,210,727	$ —	$6,805,210,727
Common Stocks	—	64,708,522***	—	64,708,522
Short-Term Investments*:
Municipal Bonds	—	318,002,482	—	318,002,482
Total	$ —	$7,187,921,731	$ —	$7,187,921,731

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$705,284,866	$ —	$705,284,866
Common Stocks	—	509,496***	—	509,496
Short-Term Investments*:
Municipal Bonds	—	69,685,979	—	69,685,979
Total	$ —	$775,480,341	$ —	$775,480,341

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater
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Notes to Financial Statements (Unaudited) (continued)
will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$256,345,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	12,490,000	—	—
Total	$256,345,000	$12,490,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$100,272,459	$ —	$ —	$ —
Average annual interest rate and fees	0.90%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the
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Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$256,345,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	12,490,000	—	—
Total	$256,345,000	$12,490,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$1,850,032,153	$989,004,248	$1,590,765,991	$205,494,501
Sales and maturities	692,954,396	946,657,324	556,954,998	139,270,956
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to
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Notes to Financial Statements (Unaudited) (continued)
depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
All-American
Average notional amount of futures contracts outstanding*	$29,701,730

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All-American
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(127,772)	—	$ —
*      Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest rate	Futures contracts	$(1,497,830)	$1,225,250
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
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5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 9/30/20		Year Ended 3/31/20
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,751,625	$ 477,887,863	93,051,950	$ 1,103,470,230
Class A – automatic conversion of Class C Shares	—	—	7,739	91,680
Class A – automatic conversion of Class C2 Shares	21,698	249,598	32,396	390,340
Class C	3,304,222	38,517,503	7,030,334	83,408,450
Class C2	100,012	1,145,477	123,826	1,475,137
Class R6	4,105,239	48,292,552	3,397,004	40,545,354
Class I	83,049,168	973,500,851	118,371,609	1,410,754,267
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,379,203	27,811,851	4,757,837	56,618,097
Class C	180,704	2,111,427	397,214	4,723,135
Class C2	61,642	719,673	215,060	2,556,794
Class R6	63,960	753,191	77,813	931,330
Class I	2,676,258	31,448,897	5,371,588	64,188,518
	136,693,731	1,602,438,883	232,834,370	2,769,153,332
Shares redeemed:
Class A	(19,574,126)	(227,927,758)	(35,539,224)	(415,210,763)
Class C	(2,706,791)	(31,722,842)	(2,957,217)	(34,872,286)
Class C – automatic conversion to Class A Shares	—	—	(7,743)	(91,680)
Class C2	(3,241,271)	(38,274,843)	(4,340,296)	(51,788,782)
Class C2 – automatic conversion to Class A Shares	(21,679)	(249,598)	(32,394)	(390,340)
Class R6	(677,026)	(7,914,066)	(947,501)	(11,256,058)
Class I	(33,855,062)	(395,588,714)	(52,892,750)	(619,237,075)
	(60,075,955)	(701,677,821)	(96,717,125)	(1,132,846,984)
Net increase (decrease)	76,617,776	$ 900,761,062	136,117,245	$ 1,636,306,348

	Six Months Ended 9/30/20		Year Ended 3/31/20
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,685,480	$ 185,746,167	31,399,817	$ 296,537,133
Class A – automatic conversion of Class C2 Shares	1,115	10,404	1,704	15,817
Class C	1,001,669	9,447,786	2,139,638	20,197,769
Class C2	28,122	260,369	39,071	368,981
Class I	205,464,755	1,940,138,806	360,105,751	3,407,652,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	760,860	7,156,619	1,671,740	15,823,186
Class C	36,811	346,139	88,218	834,720
Class C2	14,729	138,492	59,608	564,063
Class I	5,460,721	51,518,945	12,963,096	123,066,010
	232,454,262	2,194,763,727	408,468,643	3,865,059,917
Shares redeemed:
Class A	(10,689,248)	(100,076,635)	(15,092,634)	(141,533,389)
Class C	(689,533)	(6,516,469)	(1,045,275)	(9,817,320)
Class C2	(1,243,849)	(11,766,112)	(1,802,224)	(17,071,895)
Class C2 – automatic conversion to Class A Shares	(1,114)	(10,404)	(1,702)	(15,817)
Class I	(187,192,241)	(1,772,960,786)	(195,227,236)	(1,819,086,580)
	(199,815,985)	(1,891,330,406)	(213,169,071)	(1,987,525,001)
Net increase (decrease)	32,638,277	$ 303,433,321	195,299,572	$ 1,877,534,916

279

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 9/30/20		Year Ended 3/31/20
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,759,859	$ 334,759,273	45,297,320	$ 507,256,277
Class A – automatic conversion of Class C2 Shares	9,441	104,989	31,931	358,076
Class C	1,090,834	12,194,374	2,033,862	22,558,019
Class C2	52,838	585,972	100,240	1,117,155
Class I	160,079,642	1,797,155,372	166,826,663	1,858,924,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	844,967	9,485,952	1,680,938	18,848,405
Class C	34,054	380,736	73,944	825,893
Class C2	41,265	461,743	162,282	1,814,892
Class I	2,583,215	28,901,747	5,216,897	58,295,022
	194,496,115	2,184,030,158	221,424,077	2,469,998,470
Shares redeemed:
Class A	(13,833,271)	(155,149,059)	(26,398,220)	(293,316,371)
Class C	(1,522,024)	(17,055,699)	(1,638,477)	(18,203,283)
Class C2	(4,328,658)	(48,575,032)	(7,935,268)	(88,839,237)
Class C2 – automatic conversion to Class A Shares	(9,463)	(104,989)	(32,002)	(358,076)
Class I	(64,361,099)	(717,990,243)	(130,418,677)	(1,444,981,413)
	(84,054,515)	(938,875,022)	(166,422,644)	(1,845,698,380)
Net increase (decrease)	110,441,600	$1,245,155,136	55,001,433	$ 624,300,090

	Six Months Ended 9/30/20		Year Ended 3/31/20
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,191,614	$ 103,260,249	20,066,830	$ 201,819,219
Class A – automatic conversion of Class C Shares	—	—	3,236	32,658
Class A – automatic conversion of Class C2 Shares	48	490	36,952	376,037
Class C	371,187	3,726,177	1,756,551	17,589,911
Class C2	76	777	79,278	795,909
Class I	11,722,322	119,056,819	16,959,155	171,858,383
Shares issued to shareholders due to reinvestment of distributions:
Class A	180,856	1,836,251	216,511	2,197,913
Class C	5,685	57,537	5,004	50,642
Class C2	2,221	22,528	5,121	51,943
Class I	224,932	2,285,742	434,057	4,412,746
	22,698,941	230,246,570	39,562,695	399,185,361
Shares redeemed:
Class A	(6,860,411)	(69,294,946)	(9,998,642)	(100,766,690)
Class C	(425,512)	(4,305,921)	(664,054)	(6,642,755)
Class C – automatic conversion to Class A Shares	—	—	(3,246)	(32,658)
Class C2	(32,715)	(331,215)	(244,643)	(2,480,121)
Class C2 – automatic conversion to Class A Shares	(49)	(490)	(36,988)	(376,037)
Class I	(10,415,711)	(105,530,322)	(16,404,982)	(166,256,055)
	(17,734,398)	(179,462,894)	(27,352,555)	(276,554,316)
Net increase (decrease)	4,964,543	$ 50,783,676	12,210,140	$ 122,631,045
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
280

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	All-American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$6,230,934,151	$8,632,173,782	$6,979,193,432	$761,599,997
Gross unrealized:
Appreciation	$ 417,597,947	$ 464,183,242	$ 225,888,910	$ 15,005,527
Depreciation	(50,228,829)	(39,154,888)	(17,160,611)	(1,125,183)
Net unrealized appreciation (depreciation) of investments	$ 367,369,118	$ 425,028,354	$ 208,728,299	$ 13,880,344
Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ last tax year end, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$6,033,841	$22,442,224	$21,342,073	$2,944,694
Undistributed net ordinary income[2]	1,049,408	2,066,465	1,598,803	1,337
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$170,497,058	$224,201,350	$118,049,885	$10,112,611
Distributions from net ordinary income[2]	490,785	977,584	146,722	3,225
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of March 31, 2020, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	All-American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$79,930,381	$17,769,113	$11,029,890	$ 239,962
Long-term	16,916,838	221,616	16,468,627	1,030,981
Total	$96,847,219	$17,990,729	$27,498,517	$1,270,943
During the Funds' last tax year ended March 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Intermediate Duration	Short Term
Utilized capital loss carryforwards	$3,126,313	$145,668
281

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
All-American	0.1601%
Intermediate Duration	0.1606%
Limited Term	0.1575%
Short Term	0.1727%
282

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75%
N/A - Not applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross trades pursuant to these procedures as follows:
Cross-Trades	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$83,228,660	$ 59,800,000	$92,625,000	$6,000,000
Sales	39,001,932	155,045,000	15,000,000	6,855,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$3,278,073	$1,168,803	$1,260,735	$304,342
Paid to financial intermediaries	3,191,285	1,147,358	1,235,485	301,153
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Commission advances	$2,906,661	$1,134,245	$1,208,639	$294,519
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$342,680	$80,723	$87,723	$52,147
283

Notes to Financial Statements (Unaudited) (continued)
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
CDSC retained	$333,743	$186,963	$129,964	$36,800
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	All- American	Intermediate Duration	Limited Term
Maximum outstanding balance	$41,500,000	$117,800,000	$21,800,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	All- American	Intermediate Duration	Limited Term
Utilization period (days outstanding)	27	10	7
Average daily balance outstanding	$18,340,741	$80,120,000	$9,628,571
Average annual interest rate	1.37%	1.71%	1.96%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Class C and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.
284

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
285

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
286

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.
Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.
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Glossary of Terms Used in this Report (continued)
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
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Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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Annual Investment Management Agreement Approval Process (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
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•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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Annual Investment Management Agreement Approval Process (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the three-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the first quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and first quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s
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performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer averages; (ii) the Intermediate Duration Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (iii) the Short Term Fund had a net management fee that was slightly higher than the peer average but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by
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Annual Investment Management Agreement Approval Process (continued)
the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
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Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense cap applicable to the Intermediate Duration Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
295

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors/Trustees (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
296

Notes
297

Notes
298

Notes
299

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NAT-0920D1402022-INV-B-11/21

Mutual Funds
30 September 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration  –  and their implications for the U.S. economic recovery  –  will continue to shape sentiment.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.
Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 20, 2020

Portfolio Managers’
Comments
Nuveen High Yield Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since its inception in 2014.
Recently, the portfolio managers reviewed key investment strategies and the Funds’ performance for the six-month reporting period ended September 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended September 30, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended September 30, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Nuveen High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index, and the Nuveen Short Duration High Yield Municipal Bond Fund underperformed the S&P Short Duration Municipal Yield Index. The Nuveen Strategic Municipal Opportunities Fund outperformed the S&P Municipal Bond Index. Meanwhile, the Nuveen High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund outperformed their respective Lipper averages, while the Nuveen Short Duration High Yield Municipal Bond Fund lagged its Lipper average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
The Nuveen High Yield Municipal Bond Fund and the Nuveen Short Duration High Yield Municipal Bond Fund’s investment objectives are to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective, when consistent with each Fund’s primary objective. The Nuveen Strategic Municipal Opportunities Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen High Yield Municipal Bond Fund
The Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Yield Index for the six-month reporting period ended September 30, 2020.
The reporting period made up a favorable performance environment for the tax-exempt bond market, which coincided with the start of a long rally for municipal securities, driven largely by the Federal Reserve’s aggressive economic stimulus and short-term interest rate cuts. Against this backdrop, lower quality debt generally lagged higher quality debt, reflecting the latter’s quicker recovery from the market’s sharp decline in March 2020.
Relative to the benchmark, security selection was the primary detractor behind the Fund’s results, due primarily to weaker-than-expected performance from a few individual holdings. The largest detractor was a position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the dollar value of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While management continues to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that, over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund's return in relative terms.
Another underperformer was the Fund’s position in Brightline (formerly known as Virgin Trains USA), a South Florida high-speed passenger rail project. These securities trailed the index by several percentage points, reflecting the fact that its service has been suspended since March 2020 due to the COVID-19 crisis.

The Fund did benefit from various other portfolio holdings that produced solid gains during the reporting period. A position in the Chicago Board of Education bonds added meaningfully to the Fund’s performance. The Fund also experienced outperformance from certain industrial development revenue (IDR) bonds issued for corporate borrowers in cyclical (economically sensitive) industries, which benefited as expectations for an economic recovery grew. These included bonds of Cleveland-Cliffs Inc., a steel producer that in March 2020 finalized its acquisition of AK Steel. Rising steel prices coupled with investors’ optimism about the financial impact of the merger helped lift the securities performance.
The Fund also benefited from Alabama Gulf Opportunity Zone revenue bonds issued on behalf of Hunt Refining Company. After struggling amid sharply reduced demand for gas and jet fuel, this energy refiner has returned to profitability along with improved economic growth.
Another notable contributor was a relatively large holding in San Francisco City and County Airport Commission revenue bonds. Despite their investment grade credit rating, these holdings, like other airport issues, experienced significant credit spread widening when the market struggled in March 2020. During the reporting period, the decline in air travel has stabilized, easing investors’ earlier concerns about these bonds. For the reporting period, the securities generated a solid total return, particularly for bonds of their quality.
Meanwhile, sector positioning provided a mixed impact on relative performance. On the positive side, the real estate-backed (or community development district) sector outperformed this reporting period, and our longtime overweight in this category proved beneficial. This sector performed well due to continued strength in the single-family home market and growth in property tax collections despite the COVID-19 crisis.
The Fund also benefited from its underweighting in senior housing bonds, which collectively underperformed the index. Senior housing facilities face a difficult business environment amid COVID-19 because the institutions need to maintain high occupancy levels to manage their relatively high level of debt. Because we had less exposure to this category than the index, the Fund benefited on a relative basis.
In contrast, relative underweightings in two stronger performing sectors hurt results. The Fund had more limited exposure than the index to tobacco securitization bonds, which benefited from continued strong demand for the securities. The Fund was also underweighted in Puerto Rico-affiliated debt. Although the Fund benefited from the bonds we did own in these categories, our decision to limit our exposure to each weighed on performance relative to the benchmark.
The Fund’s longer duration positioning and overweight in bonds maturing in 22 years and longer contributed positively to performance, driven by the use of inverse floaters, which can be thought of as long-term bonds whose purchase was partially financed by borrowing against the bonds at short-term interest rates. Our strategic use of inverse floaters added to performance, accruing to both the income and total return of the Fund. The municipal yield curve remained steeply sloped, helping inverse floaters contribute positively along with outperformance in longer dated bonds, while low short-term rates reduced the cost of borrowing and enhanced the performance contribution.
At the same time, a short position in U.S. Treasury futures used as a hedge against interest rate risk modestly detracted from performance. Although these positions functioned as intended, enabling the Fund to shorten its portfolio’s effective duration near the desired level while keeping it invested in longer dated bonds we found attractive, the futures exposure limited the Fund’s performance as interest rates on U.S. Treasuries fell sharply during the reporting period.
At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. Using credit default swaps had a negligible impact on the Fund’s performance during this reporting period.

Portfolio Managers’ Comments (continued)
Throughout the reporting period, as market conditions were shifting, our priority was to manage the Fund’s liquidity needs. Across the municipal bond industry this year, high yield municipal bond mutual funds, including Nuveen's, experienced substantial volatility in investment flows. After the Fund experienced substantial shareholder net redemptions in the month that preceded the start of this reporting period, the Fund continued to experience net redemptions in April 2020 before a May 2020 transition to inflows that lasted through the rest of the reporting period.
Early in the reporting period, to meet those redemptions, the Fund sold bonds from across the credit rating spectrum. The Fund sold securities with less upside potential, allowing the Fund to maintain its desired long-term portfolio composition. The Fund also actively engaged in bond swapping. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient. We also bought bonds using the proceeds of bond calls and coupon income, both of which were elevated during the summer months.
We also regularly took advantage of available opportunities to improve the Fund’s yield. With credit spreads unusually wide coming into the reporting period, and as the yield curve steepened, we were able to increase the Fund’s yield by buying higher yielding bonds at what we believed were very attractive valuations. As always, we conducted in-depth credit research to gain confidence in the underlying credit quality of the issuers.
As discussed in the Fund’s March 31, 2020 annual report, prices of portfolio securities generally fell during March 2020 along with the general high yield municipal market. As was the case of mutual funds generally, and high yield municipal bond funds specifically, the Fund experienced rapid and sustained net outflows in the last three weeks of March 2020. This occurred at a time when bond prices were falling and it was difficult to sell below investment grade bonds in large quantities at attractive prices. The Fund sold portfolio assets opportunistically to raise the cash to pay those redemptions while seeking to avoid transacting at unattractive prices that would cause undue dilution to remaining shareholders. The Fund also borrowed temporarily to provide an additional source of liquidity to meet redemptions, which as a result temporarily raised the Fund’s leverage ratio. Ultimately, the Fund adviser’s parent company bought shares of the Fund, slightly in excess of 5% of the Fund’s outstanding shares at the time. This purchase provided the Fund with additional cash to meet redemptions and reduce the Fund’s borrowings. Shortly after the start of the reporting period covered by this report, strong Fund share purchases generally resumed, the high level of Fund share redemptions subsided, and the market for below investment grade bonds strengthened, greatly increasing the Fund’s ability to sell portfolio bonds at attractive prices to raise cash. The net inflows from both net share issuance and selling portfolio bonds enabled the Fund to pay down its leverage to more desirable levels. Over time, the Fund adviser’s parent company fully redeemed its Fund shares.
Impact of the Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, leverage nevertheless continues to provide the opportunity for incremental income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described. As of September 30, 2020, the effective leverage was 26.3%, which is within our expected range (albeit at the high end of that range). The Fund's leverage is regularly monitored.

The Fund’s use of leverage through inverse floating rate securities contributed positively to performance during this reporting period.
Nuveen Short Duration High Yield Municipal Bond Fund
The Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Short Duration Municipal Yield Index for the six-month reporting period ended September 30, 2020.
Security selection was the main factor behind the Fund’s relative underperformance of the index, with most of that result coming from a poor performing position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the dollar value of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While management continues to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund's return in relative terms.
Other notable detractors included various bonds that struggled in response to the COVID-19 crisis. These included bonds for Columbia Pulp, LLC project, a wheat-straw pulp mill in Washington state that in late March 2020 temporarily suspended operations as the COVID-19 crisis worsened, the debt for the Three World Trade Center development project (New York), and certain airline-backed holdings priced below their recent highs due to reduced demand for air travel.
The Fund’s holdings that contributed in relative terms included bonds issued for Cleveland-Cliffs, Inc., a steel producer that acquired AK Steel just before the start of the reporting period. The merger allowed both of these medium-sized steel companies to become a larger and more efficient producer. Increased economic optimism also led to rising steel prices, giving investors more confidence in Cleveland-Cliffs’ underlying financial position. The Fund’s investment in Franklin County Convention Facilities Authority (Columbus, Ohio) bonds also outperformed, as did positions in energy transportation provider NuStar Logistics, energy producer Marathon Oil, and paper and packaging company Pratt Paper, LLC.
The Fund’s duration (interest rate) positioning modestly added value. Because the Fund’s duration was slightly longer than that of the index, the Fund benefited to a greater extent as interest rates declined for the six months.
Meanwhile, sector allocation had a mixed performance impact. On the positive side, the Fund’s overweighting in the land-secured bond sector, the best performing category in the index during the reporting period, helped results, as did overweighting in the outperforming dedicated sales tax category. In contrast, excess exposure to hospital bonds hurt performance results, considering the sector’s underperformance. Also, underweightings in Puerto Rico as well as in state and local general obligation bonds hampered relative performance.
As the reporting period began, the municipal bond market was beginning to recover from its steep downturn in March 2020. During the reporting period, within the high yield bond investment universe, longer duration securities recovered significantly more of their lost value than shorter duration bonds, which as of the end of the reporting period had not yet meaningfully returned from their previous levels.
We took advantage of continued low valuations to add bonds across various sectors, including industrial development revenue, higher education, sales tax district and convention center bonds, all of which had been hurt by the near-term financial impact of the COVID-19 crisis.
Some of these purchases involved relative value swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient. We made other purchases this reporting period with the proceeds of bond calls and coupon income, both of which were elevated during the summer.

Portfolio Managers’ Comments (continued)
When adding bonds to the Fund, we prioritized below investment grade and non-rated bonds, where credit spreads had disproportionately widened. We also selectively added to certain “fallen angel” bonds, referring to higher quality securities that experienced larger-than-typical price declines. These purchases included New York City Metropolitan Transportation Authority bonds, as well as debt of convention center issuers with very high liquidity reserves. In both cases, concerns about the spread of COVID-19 weighed on these investment grade rated issuers.
At various times during the reporting period, the Fund used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. Occasionally, the Fund may also use credit default swaps to purchase credit protection on certain credits, although this was not done during the reporting period. Using credit default swaps had a negligible impact on the Fund’s performance during the reporting period.
The Fund managed the duration of its portfolio by shorting interest rate futures contracts. The interest rate futures had a negative impact on performance during the reporting period.
The Fund's use of leverage through inverse floating rate securities had a negligible impact on performance of the Fund over this reporting period.
As discussed in the Fund’s March 31, 2020 annual report, prices of portfolio securities generally fell during March 2020 along with the general high yield municipal market. As was the case of mutual funds generally, and high yield municipal bond funds specifically, the Fund experienced rapid and sustained net outflows in the last three weeks of March 2020. This occurred at a time when bond prices were falling and it was difficult to sell below investment grade bonds in large quantities at attractive prices. The Fund sold portfolio assets opportunistically to raise the cash to pay those redemptions while seeking to avoid transacting at unattractive prices that would cause undue dilution to remaining shareholders. The Fund also borrowed temporarily to provide an additional source of liquidity to meet redemptions, which as a result temporarily raised the Fund’s leverage ratio. Shortly after the start of the reporting period covered by this report, Fund share purchases generally resumed, the high level of Fund share redemptions subsided, and the market for below investment grade bonds strengthened, greatly increasing the Fund’s ability to sell portfolio bonds at attractive prices to raise cash.
Nuveen Strategic Municipal Opportunities Fund
The Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended September 30, 2020.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s relative outperformance this reporting period. To support the Fund’s dividend, we tend to prioritize longer dated bonds for their higher yields. As long-term interest rates fell during the reporting period, the Fund was well positioned to benefit from this drop. A modest offset to that positive impact was the Fund’s position in U.S. Treasury futures contracts to hedge against potential inflation; these futures lagged as inflation remained muted. The Fund’s use of certain floating rate securities, including tender option bonds (TOBs) had a negative impact on relative performance.
Sector positioning also lifted performance results, benefiting from the Fund’s overweighting in various sectors that outperformed the index. The Fund had more exposure than the benchmark to the tobacco, industrial development revenue, airport, toll road and dedicated tax sector categories. In addition, underweights in health care, higher education and water/sewer bonds also contributed in relative terms. On the negative side, an overweight in appropriation backed debt was a laggard, given the category’s relative underperformance. Also detracting from performance was an overweighting in convention center bonds. Due to the COVID-19 crisis, convention centers have seen significant declines in business. Maintaining less exposure than the index to the higher education sector also detracted.
The Fund’s credit quality allocation was another positive performance factor. The Fund’s overweightings in bonds with credit ratings below investment grade (BB and below) was a significant contributor to our results. After lower rated securities disproportionately fell in March 2020, they bounced back to a greater degree these past six months. The Fund’s allocation in high yield municipal bonds went from 22% at the start of the reporting period in April 2020 to approximately 33% as of September 30, 2020.

Security selection was beneficial overall. Notable individual contributors in the Fund included Texas toll road, Ohio tobacco, California general obligation, Los Angeles Unified School District, New York City Transitional Finance Authority dedicated tax and CareGroup health care bonds (Massachusetts). In all these cases, the securities recovered to a greater-than-average degree as conditions in the municipal bond market improved. The Fund also experienced strong performance from a couple of Colorado metropolitan district issues that were pre-refunded during the reporting period, which resulted in a large initial price boost for the securities.
Some holdings, however, failed to recover to the same degree, and consequently, were notable detractors for the Fund. The Fund’s positions in Georgia Proton Treatment Center and Provision Cares Proton Therapy Center (Florida) project revenue bonds underperformed the index. Also, our investment in bonds for the American Dream mall lagged. After delaying its opening date due to the COVID-19 crisis, the mall and entertainment destination in New Jersey’s Meadowlands reopened in October 2020, with limited capacity at the water and theme parks, ice rink and mini-golf arcade. Another notable relative detractor included an overweight in Washington D.C. Convention Center Authority bonds, which, like many convention centers, has seen reduced business due to the COVID-19 crisis.
Entering the reporting period, the Fund, like most other municipal bond funds, was experiencing net investment outflows in a very challenging market environment. Starting in April 2020 and continuing throughout the six-month reporting period, however, the market recovered, and we saw a return to net investment inflows. With substantial new proceeds requiring reinvestment, we had an opportunity to build back the Fund’s allocation to both lower investment grade and, especially, below investment grade bonds, to which we were able to add substantial exposure. This was particularly true earlier in the reporting period, when we were finding an exceptional number of attractively priced bonds of lower rated issuers we deemed creditworthy.
The Fund also actively engaged in tax-loss swaps throughout the reporting period. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient. Other sales during the reporting period included selling certain relatively liquid bonds in which we anticipate supply increases later in the calendar year, a factor that could push down bond prices in the future. These included certain widely available New York and California issues that we were able to sell at desirable prices.
When we made new purchases, we generally preferred longer dated, higher yielding investments, particularly given little sign of inflation and the Federal Reserve’s guidance that short-term rates were likely to remain low for the foreseeable future.
At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negligible impact on the Fund's performance during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Short Duration High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Strategic Municipal Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/07/99	6.62%	(1.34)%	5.20%	6.43%	1.19%
Class A Shares at maximum Offering Price	6/07/99	2.15%	(5.50)%	4.30%	5.97%	-
S&P Municipal Yield Index	-	7.18%	2.56%	5.72%	6.00%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	5.66%	0.39%	4.18%	4.83%	-
Class C2 Shares	6/07/99	6.33%	(1.87)%	4.62%	5.84%	1.74%
Class I Shares	6/07/99	6.73%	(1.19)%	5.41%	6.64%	0.99%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	6.13%	(2.19)%	4.36%	5.49%	1.99%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	6.73%	(1.09)%	3.98%	0.96%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	26.21%

Nuveen Short Duration High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	2/01/13	2.34%	(3.26)%	3.08%	3.27%	0.81%
Class A Shares at maximum Offering Price	2/01/13	(0.22)%	(5.68)%	2.56%	2.93%	-
S&P Short Duration Municipal Yield Index	-	4.55%	2.50%	4.19%	3.85%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	5.66%	0.39%	4.18%	3.91%	-
Class C Shares	2/10/14	1.90%	(4.06)%	2.23%	2.91%	1.61%
Class C2 Shares	2/01/13	2.04%	(3.81)%	2.49%	2.71%	1.36%
Class I Shares	2/01/13	2.32%	(3.18)%	3.26%	3.46%	0.61%
*     Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	3.91%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Strategic Municipal Opportunities Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/16/14	5.62%	2.78%	5.25%	4.93%	0.83%	0.81%
Class A Shares at maximum Offering Price	12/16/14	2.46%	(0.31)%	4.61%	4.38%	-	-
S&P Municipal Bond Index	-	3.78%	3.85%	3.80%	3.57%	-	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	4.24%	2.69%	3.54%	3.25%	-	-
Class C Shares	12/16/14	5.21%	1.96%	4.39%	4.08%	1.63%	1.61%
Class I Shares	12/16/14	5.73%	3.00%	5.44%	5.13%	0.63%	0.61%
*     Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	2.36%

Yields    as of September 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.80%	4.23%	4.48%	5.22%	5.23%
SEC 30-Day Yield	4.20%	3.58%	3.82%	4.62%	4.59%
Taxable-Equivalent Yield (40.8%)[2]	6.92%	5.90%	6.30%	7.61%	7.57%
Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.70%	2.94%	3.18%	3.97%
SEC 30-Day Yield	3.05%	2.33%	2.58%	3.33%
Taxable-Equivalent Yield (40.8%)[2]	4.96%	3.79%	4.20%	5.42%

Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.40%	1.67%	2.69%
SEC 30-Day Yield	2.13%	1.39%	2.39%
Taxable-Equivalent Yield (40.8%)[2]	3.51%	2.29%	3.94%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal income tax rate shown in the respective table above.

Holding Summaries    as of September 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	122.0%
Common Stocks	2.6%
Corporate Bonds	1.3%
Investments Purchased with Collateral from Securities Lending	0.1%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations	128.9%
Floating Rate Obligations	(28.9)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.6%
AAA	0.1%
AA	17.2%
A	14.3%
BBB	6.8%
BB or Lower	19.7%
N/R (not rated)	37.3%
N/A (not applicable)	2.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.3%
Health Care	15.3%
Transportation	12.1%
Education and Civic Organizations	10.2%
Tax Obligation/General	8.1%
Utilities	7.0%
Industrials	5.9%
Other [1]	15.0%
Money Market Funds	0.1%
Total	100%
States and Territories (% of total municipal bonds)
California	15.1%
Florida	11.0%
Illinois	10.4%
Colorado	7.9%
New York	7.6%
Wisconsin	4.7%
Puerto Rico	4.6%
Texas	3.6%
Ohio	3.4%
Virginia	2.7%
Arizona	2.2%
New Jersey	2.0%
Pennsylvania	1.9%
Georgia	1.8%
Washington	1.6%
Other [2]	19.5%
Total	100%
1	"Other" sectors include nine sectors that individually constitute less than 5.9% as a percentage of total investments.
2	See Portfolio of Investments for deails on "other" States and Territories.

Holding Summaries    as of September 30, 2020 (continued)
Nuveen Short Duration High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Common Stocks	2.7%
Corporate Bonds	0.8%
Investments Purchased with Collateral from Securities Lending	0.0%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Floating Rate Obligations	103.0%
Floating Rate Obligations	(3.0)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.5%
AAA	0.0%
AA	1.8%
A	7.7%
BBB	12.1%
BB or Lower	32.3%
N/R (not rated)	43.0%
N/A (not applicable)	2.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.7%
Education and Civic Organizations	12.6%
Tax Obligation/General	11.0%
Health Care	9.7%
Transportation	9.1%
Utilities	8.1%
Industrials	6.8%
Long-Term Care	5.6%
Other	10.3%
Money Market Funds	0.1%
Total	100%
States and Territories (% of total municipal bonds)
Florida	15.7%
Illinois	12.4%
California	7.5%
Pennsylvania	5.8%
Wisconsin	5.6%
Puerto Rico	5.0%
New York	4.8%
Texas	4.7%
Colorado	4.1%
Arizona	3.4%
New Jersey	3.0%
Iowa	2.4%
Ohio	2.4%
Louisiana	1.8%
Alabama	1.8%
Other [1]	19.6%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Nuveen Strategic Municipal Opportunities Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	106.1%
Common Stocks	0.8%
Corporate Bonds	0.2%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	(3.3)%
Net Assets Plus Floating Rate Obligations and Borrowings	103.9%
Floating Rate Obligations	(2.4)%
Borrowings	(1.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
AAA	1.7%
AA	26.0%
A	28.7%
BBB	13.5%
BB or Lower	12.4%
N/R (not rated)	17.0%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.6%
Transportation	19.5%
Health Care	12.6%
Tax Obligation/General	12.1%
Water and Sewer	8.6%
Education and Civic Organizations	7.2%
Utilities	6.5%
Other	8.9%
Total	100%
States and Territories (% of total municipal bonds)
California	14.4%
New York	11.6%
Colorado	8.9%
Texas	6.7%
Florida	6.6%
Illinois	6.2%
Puerto Rico	3.6%
Missouri	3.1%
Pennsylvania	3.0%
Ohio	2.8%
Wisconsin	2.3%
Alabama	2.1%
South Carolina	2.0%
New Jersey	1.8%
Arizona	1.7%
Louisiana	1.6%
Georgia	1.6%
Other [1]	20.0%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2020.
The beginning of the period is April 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,066.17	$1,061.31	$1,063.30	$1,067.31	$1,067.32
Expenses Incurred During the Period	$ 3.99	$ 8.11	$ 6.83	$ 2.75	$ 2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.41	$1,022.21
Expenses Incurred During the Period	$ 3.90	$ 7.94	$ 6.68	$ 2.69	$ 2.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32%, 0.53% and 0.57% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.35	$1,018.97	$1,020.38	$1,023.20
Expenses Incurred During the Period	$ 4.01	$ 8.05	$ 6.79	$ 2.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.16
Expenses Incurred During the Period	$ 4.00	$ 8.04	$ 6.78	$ 2.94
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,056.24	$1,052.12	$1,057.34
Expenses Incurred During the Period	$ 4.02	$ 8.13	$ 2.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,022.16
Expenses Incurred During the Period	$ 3.95	$ 7.99	$ 2.94
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.78%, 1.58%, and 0.58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 125.9%
	MUNICIPAL BONDS – 122.0%
	Alabama – 1.5%
$ 2,918	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)	11/20 at 100.00	N/R	$29
16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	11,200,000
3,397	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	2,378,353
10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	11/20 at 100.00	B1	10,000,100
3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	11/20 at 100.00	B1	3,865,039
10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	10,403,900
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,397,291
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,543,225
	Homewood Educational Building Authority, Alabama, Educational Facilities Revenue Bonds, Samford University, Series 2019A:
2,750	4.000%, 12/01/41 (UB) (5)	12/29 at 100.00	A3	2,967,608
4,220	4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	A3	4,489,152
100,900	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	91,226,717
	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	7.750%, 10/01/46 (6)	10/23 at 105.00	BB	2,373,048
5,000	0.000%, 10/01/50 (6)	10/23 at 105.00	BB	4,934,250
	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	6.500%, 10/01/38 – AGM Insured (6)	10/23 at 105.00	BB+	16,162,919
5,000	6.600%, 10/01/42 – AGM Insured (6)	10/23 at 105.00	BB+	4,913,100
2,520	6.750%, 10/01/46 – AGM Insured (6)	10/23 at 105.00	BB+	2,468,189
10,000	6.900%, 10/01/50 – AGM Insured (6)	10/23 at 105.00	BB+	9,778,200
17,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BB	20,691,076
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BB	387,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
$ 4,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020, 4.000%, 11/01/45, 144A (WI/DD, Settling 10/06/20)	11/29 at 100.00	N/R	$4,008,960
32,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	33,878,496
23,605	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	26,090,370
15,610	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/48 (UB) (5)	9/29 at 100.00	AA-	17,688,159
294,040	Total Alabama			283,845,781
	Arizona – 2.7%
6,360	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	6,269,179
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,670	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	1,800,160
2,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	2,136,640
1,885	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	2,001,116
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37, 144A	7/27 at 100.00	N/R	611,314
1,390	5.750%, 7/01/47, 144A	7/27 at 100.00	N/R	1,460,320
1,505	5.875%, 7/01/52, 144A	7/27 at 100.00	N/R	1,587,429
2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence East Tucson & Central Tucson Projects, Series 2019A, 5.000%, 7/01/54, 144A	7/24 at 101.00	N/R	2,062,800
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A:
700	6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	739,998
3,850	6.250%, 11/01/50, 144A	11/27 at 100.00	N/R	4,049,468
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A:
6,145	6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	6,641,332
20,060	6.150%, 9/15/53, 144A	9/23 at 105.00	BB+	21,575,533
1,545	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/37, 144A	9/27 at 100.00	BB+	1,624,119
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47, 144A	7/27 at 100.00	BB	1,334,336
565	5.250%, 7/01/51, 144A	7/27 at 100.00	BB	591,725
5,440	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A, 5.000%, 7/01/49, 144A	7/24 at 101.00	N/R	5,616,528

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
$ 1,500	5.000%, 7/01/37, 144A	7/22 at 101.00	N/R	$1,540,005
3,555	5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	3,646,435
3,945	5.250%, 7/01/52, 144A	7/22 at 101.00	N/R	4,043,112
3,260	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 5.500%, 12/15/48, 144A	12/26 at 100.00	BB	3,481,745
3,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/48, 144A	7/26 at 100.00	BB+	3,452,463
1,400	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020, 5.000%, 7/01/45, 144A	7/28 at 100.00	BB-	1,432,382
11,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50, 144A	6/28 at 100.00	N/R	12,315,963
3,970	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A, 3.000%, 2/01/45 (UB) (5)	2/30 at 100.00	A	4,059,801
22,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	21,204,339
10,130	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (4)	7/27 at 100.00	N/R	7,800,100
	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29, 144A	7/24 at 100.00	N/R	730,738
650	5.000%, 7/15/33, 144A	7/24 at 100.00	N/R	716,788
750	5.000%, 7/15/38, 144A	7/24 at 100.00	N/R	820,028
1,056	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39, 144A	7/24 at 100.00	N/R	1,077,965
2,065	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39, 144A	7/25 at 100.00	N/R	1,688,158
3,250	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project - Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba2	3,457,350
7,700	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A	1/30 at 100.00	N/R	7,770,686
14,335	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41 (UB) (5)	1/28 at 100.00	AA-	16,050,326
420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	11/20 at 100.00	N/R	378,668
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
5,500	4.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A+	6,014,690
11,710	5.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A	13,838,878
11,655	5.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	13,677,026

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 12,555	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Junior Lien Series 2017D, 4.000%, 7/01/40 (UB) (5)	7/27 at 100.00	A+	$13,813,388
5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41 (Pre-refunded 7/01/21), 144A	7/21 at 100.00	N/R (7)	5,654,656
3,130	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	3,277,705
640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	666,509
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34, 144A	7/24 at 100.00	Ba2	3,380,700
10,000	6.750%, 7/01/44, 144A	7/24 at 100.00	Ba2	11,209,800
4,650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	4,844,881
5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	Ba2	5,246,300
530	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/54, 144A	7/22 at 101.00	N/R	540,796
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	21,931,177
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	18,665,876
22,835	5.375%, 2/01/41	2/24 at 100.00	B+	23,143,501
5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A3	5,176,350
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	18.274%, 6/01/34, 144A (IF) (5)	6/22 at 100.00	A3	2,456,584
775	17.304%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	884,151
975	17.310%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,112,358
1,500	17.331%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,711,605
375	17.331%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	427,901
1,265	17.331%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,443,454
9,355	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	9,402,523
6,325	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	6,109,001
3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc Project, Series 2010, 6.625%, 4/01/40 (4)	11/20 at 100.00	N/R	3,060,678

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
$ 1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	$1,094,220
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,963,170
1,650	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A	6/25 at 100.00	N/R	1,690,837
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	2,664,106
4,865	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	4,396,355
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
1,305	6.000%, 7/01/33	11/20 at 102.00	BB-	1,332,301
2,110	5.700%, 7/01/35	11/20 at 102.00	BB-	2,139,983
1,360	6.000%, 7/01/43	11/20 at 102.00	BB-	1,379,271
2,895	6.000%, 7/01/48	11/20 at 102.00	BB-	2,932,143
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A:
50	6.875%, 7/01/34	11/20 at 102.00	BB-	51,099
1,895	7.375%, 7/01/49	11/20 at 102.00	BB-	1,936,690
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB-	3,501,808
5,700	5.375%, 7/01/46	7/26 at 100.00	BB-	5,740,926
6,830	5.500%, 7/01/51	7/26 at 100.00	BB-	6,904,310
13,805	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	N/R	14,498,701
1,465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A	7/26 at 100.00	N/R	1,493,450
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,934,288
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,441,196
8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	N/R	10,040,817
2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	2,777,466
11,315	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	12,473,090
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020:
1,475	5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	1,498,452
5,115	5.250%, 6/15/50, 144A	6/28 at 100.00	N/R	5,146,764

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019:
$ 685	5.125%, 7/01/39	7/25 at 100.00	N/R	$692,275
1,050	5.250%, 7/01/49	7/25 at 100.00	N/R	1,056,038
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
235	7.000%, 1/01/22	No Opt. Call	B-	238,090
4,275	7.375%, 1/01/32	1/22 at 100.00	B-	4,266,236
6,695	7.500%, 1/01/42	1/22 at 100.00	B-	6,575,427
5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	5,920,193
12,425	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB-	13,106,884
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	65,505
80	5.250%, 12/01/28	No Opt. Call	BBB+	102,201
26,530	5.500%, 12/01/37, 144A	No Opt. Call	Ba3	37,776,598
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,115,884
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,242,976
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,140	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	2,229,174
2,665	6.125%, 10/01/47, 144A	10/27 at 100.00	N/R	2,748,175
3,085	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	3,172,305
4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Series 2012, 5.125%, 3/01/42, 144A	9/22 at 100.00	BB+	4,406,532
1,270	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	12/20 at 100.00	N/R	1,189,914
484,961	Total Arizona			514,395,387
	Arkansas – 0.5%
70,445	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	71,305,133
19,170	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	Caa1	19,250,514
10,000	Fayetteville School District 1, Washington County, Arkansas, General Obligation Bonds, Refunding & School Construction Series 2020, 3.000%, 6/01/50 (UB) (5)	6/25 at 100.00	Aa2	10,327,100
99,615	Total Arkansas			100,882,747

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 18.5%
	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C:
$ 10,000	5.530%, 8/01/44 (UB) (5)	8/38 at 100.00	AA	$8,272,100
10,000	5.600%, 8/01/47 (UB) (5)	8/40 at 100.00	AA	8,526,400
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	4,070,000
2,325	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (7)	1,819,661
1,985	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,419,156
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
300	5.250%, 3/01/36	3/26 at 100.00	Ba3	309,798
9,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	9,155,132
10,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	10,914,715
3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 17.376%, 8/01/47, 144A (IF) (5)	8/23 at 100.00	A+	4,836,699
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2017A:
4,890	4.000%, 11/01/42 (UB) (5)	11/26 at 100.00	A+	5,439,147
3,750	4.000%, 11/01/46 (UB) (5)	11/26 at 100.00	A+	4,146,638
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	1,582,105
4,480	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	4,091,584
4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,736,250
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7:
13,000	4.000%, 4/01/47 (UB) (5)	4/27 at 100.00	A1	14,593,280
1,000	4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	1,120,730
19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (UB) (5)	10/24 at 100.00	A1	22,978,863
7,465	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (5)	10/29 at 100.00	A1	7,687,905
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,071,780
2,045	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,127,332
7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	8,061,314
4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,674,375

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 14,700	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 0.000%, 6/01/57	10/20 at 12.54	N/R	$1,839,705
27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	4,808,700
7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	11/20 at 100.00	B-	7,027,790
70,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	10/20 at 23.39	N/R	16,340,800
28,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Subordinate Turbo Capital Appreciation Series 2006B, 0.000%, 6/01/46	10/20 at 22.68	N/R	6,472,180
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Subordinate Turbo Capital Series 2006A, 0.000%, 6/01/46	10/20 at 19.41	N/R	1,937,500
34,360	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	N/R	35,334,106
10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation - Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,096,700
6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 4.000%, 8/15/40 (UB)	8/25 at 100.00	A+	7,265,117
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
11,530	4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	12,758,060
55,910	5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	A+	65,573,484
27,515	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	30,512,209
24,760	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42 (UB) (5)	11/27 at 100.00	A+	27,684,404
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
4,000	18.793%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	4,919,800
2,500	19.783%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	3,102,825
1,500	19.783%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	1,861,695
6,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39 (UB) (5)	3/26 at 100.00	A	7,088,668
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
3,810	5.000%, 2/01/42 (UB) (5)	2/27 at 100.00	A1	4,468,749
6,830	5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	7,950,462

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
$ 605	17.163%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	$724,996
1,250	17.197%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	1,498,438
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2:
10,000	4.000%, 11/01/38 (UB) (5)	11/27 at 100.00	AA-	11,309,600
140,100	4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	156,282,951
42,070	5.000%, 11/01/47 (UB) (5)	No Opt. Call	AA-	64,677,577
9,250	4.000%, 11/01/51 (UB) (5)	11/27 at 100.00	AA-	10,259,175
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
540	18.014%, 8/15/43, 144A (IF) (5)	8/24 at 100.00	A+	778,237
1,250	18.071%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	A+	1,517,263
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
460	21.700%, 10/01/38, 144A (IF) (5)	10/24 at 100.00	AA-	755,573
845	21.763%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,368,359
3,150	21.838%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	5,107,945
2,000	21.838%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,243,140
2,000	21.838%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,243,140
29,145	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47 (UB) (5)	10/26 at 100.00	AA-	32,118,373
3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA-	3,788,827
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,610	22.033%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,147,257
1,800	22.045%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,400,984
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,385	17.834%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	3,021,867
2,000	17.869%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,534,220
8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (UB) (5)	10/26 at 100.00	AAA	9,821,544
6,085	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45 (UB) (5)	11/23 at 100.00	A	6,397,891
11,085	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.750%, 10/01/48, 144A	10/22 at 105.00	N/R	11,891,877
1,315	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Taxable Series 2018B, 5.500%, 10/01/25, 144A	10/22 at 105.00	N/R	1,283,756
1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BB	1,559,835

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A:
$ 640	5.500%, 6/01/38, 144A	6/26 at 100.00	BB	$689,197
1,595	5.500%, 6/01/48, 144A	6/26 at 100.00	BB	1,695,979
1,550	5.500%, 6/01/53, 144A	6/26 at 100.00	BB	1,644,116
1,150	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/48, 144A	6/28 at 100.00	Ba1	1,237,377
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
500	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	530,215
6,025	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	6,335,408
3,735	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	3,894,223
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B:
1,515	5.000%, 10/01/49, 144A	10/27 at 100.00	N/R	1,569,510
1,650	5.000%, 10/01/57, 144A	10/27 at 100.00	N/R	1,701,051
2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BB	2,065,740
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
200	5.250%, 8/01/42	8/22 at 100.00	BB	204,218
675	5.300%, 8/01/47	8/22 at 100.00	BB	689,222
1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,150,973
1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49, 144A	8/24 at 100.00	BB-	1,766,503
880	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45, 144A	8/26 at 100.00	N/R	947,883
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
635	6.750%, 10/01/28	11/20 at 100.00	N/R	636,441
1,000	7.000%, 10/01/39	11/20 at 100.00	N/R	1,001,910
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,375,816
5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	5,357,750
7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48	11/23 at 100.00	N/R	8,348,416
	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
1,000	5.000%, 11/01/36, 144A	11/26 at 100.00	N/R	1,050,720
3,935	5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	4,065,996

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
$ 570	6.625%, 1/01/32, 144A (4)	1/22 at 100.00	N/R	$560,435
530	6.875%, 1/01/42, 144A (4)	1/22 at 100.00	N/R	516,363
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35 (4)	1/25 at 100.00	N/R	1,102,403
9,350	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47 – AGM Insured (AMT) (UB) (5)	6/28 at 100.00	BBB+	10,045,734
3,690	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	3,649,410
5,600	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (4)	No Opt. Call	N/R	1,680,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (4)	12/23 at 102.00	N/R	1,655,000
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,500	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	5,730,560
940	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	975,635
	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A:
870	5.000%, 6/15/39, 144A	6/23 at 100.00	N/R	889,566
1,000	5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	1,017,870
	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	2,277,536
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	3,322,630
365	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	366,445
10,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47 (UB) (5)	2/28 at 100.00	Aa3	11,158,900
1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	1,428,000
	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
4,350	5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	4,665,723
2,360	5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	2,494,850
	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,896,111
1,025	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,069,567
6,930	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	N/R	7,271,233

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 730	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Taxable Series 2020B, 6.000%, 6/01/31, 144A	6/28 at 102.00	N/R	$697,990
	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	1,883,531
1,100	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	995,049
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	6,557,842
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	5,606,651
1,000	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A, 5.000%, 6/01/49, 144A	6/26 at 100.00	N/R	1,051,730
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,660,870
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,064,927
1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	1,040,560
	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,369,125
4,825	6.500%, 7/01/50, 144A	7/27 at 100.00	N/R	5,266,439
1,430	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A	5/27 at 100.00	N/R	1,536,649
1,135	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/55, 144A	6/27 at 100.00	N/R	1,201,443
1,460	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A, 5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,556,170
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G:
610	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	649,382
525	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	556,994
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,312,992
2,390	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	2,612,581
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34, 144A	2/24 at 100.00	BB	2,200,247
4,960	6.750%, 8/01/44, 144A	2/24 at 100.00	BB	5,459,026
1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A	11/24 at 100.00	N/R	1,408,368
690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	755,246

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
$ 1,280	5.750%, 7/01/41, 144A	7/26 at 100.00	BB+	$1,413,261
2,250	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	2,529,203
10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 18.022%, 9/01/32, 144A (IF) (5)	9/23 at 100.00	AA-	15,936,058
15,723	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 18.127%, 4/01/43, 144A (IF) (5)	4/23 at 100.00	AA-	22,402,936
3,055	California State, General Obligation Bonds, Various Purpose Series 2015, 4.000%, 8/01/45 (UB) (5)	8/25 at 100.00	AA-	3,422,303
10,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	12,084,700
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	18.027%, 11/01/43, 144A (IF) (5)	11/23 at 100.00	AA-	3,801,250
750	14.066%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,063,650
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
9,515	5.250%, 12/01/44	12/24 at 100.00	BB-	10,254,220
82,256	5.500%, 12/01/54	12/24 at 100.00	BB-	88,998,265
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
13,625	5.000%, 12/01/41, 144A	6/26 at 100.00	BB-	14,889,127
8,915	5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	9,650,309
79,455	5.250%, 12/01/56, 144A	6/26 at 100.00	BB-	86,029,107
2,160	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,301,696
1,000	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	BB+	974,440
2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,452,657
1,215	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,236,809
440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 21.115%, 11/15/49 (Pre-refunded 11/15/24), 144A (IF) (5)	11/24 at 100.00	AA (7)	738,518
12,750	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health, Series 2020A, 3.000%, 4/01/50 (UB) (5)	4/30 at 100.00	A	12,903,000
25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	A-	27,573,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
$ 3,000	4.000%, 8/15/41 (UB) (5)	8/26 at 100.00	A+	$3,307,350
5,440	5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	6,251,974
6,500	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57 (UB) (5)	12/27 at 100.00	A+	7,648,030
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
3,610	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	3,719,166
8,150	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	8,265,811
14,940	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	A-	15,550,000
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	A-	1,043,600
1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,155,308
3,000	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A (4)	7/25 at 100.00	CC	2,550,000
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,483,637
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,495,569
1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,061,423
3,820	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	3,692,030
4,875	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,046,600
	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,343,788
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,424,893
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,114	5.750%, 7/01/24 (4)	11/20 at 100.00	N/R	1,025,067
5,371	5.750%, 7/01/30 (4)	11/20 at 100.00	N/R	4,941,164
7,907	5.750%, 7/01/35 (4)	11/20 at 100.00	N/R	7,274,829
6,849	5.500%, 7/01/39 (4)	11/20 at 100.00	N/R	6,300,651
1,375	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)	11/20 at 100.00	N/R	1,264,977
1,085	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2000A, 0.000%, 8/01/33 – NPFG Insured	No Opt. Call	Baa2	804,886

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 12,780	Central Union High School District, Imperial County, California, General Obligation Bonds, Election 2016 Series 2019, 4.000%, 8/01/49 (UB) (5)	8/28 at 100.00	Aa3	$14,647,925
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	11/20 at 100.00	N/R	1,003,080
155	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	11/20 at 100.00	N/R	155,234
3,585	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding Series 2016, 4.500%, 9/01/32, 144A	9/24 at 100.00	N/R	3,660,966
5,750	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	11/20 at 100.00	N/R	5,762,017
2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 18.083%, 6/01/21, 144A (IF) (5)	No Opt. Call	AA+	3,872,425
500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	545,770
18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, 2014 Election Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	20,194,773
5,820	Davis Joint Unified School District, Yolo County, California, General Obligation Bonds, Series 2019, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA	6,547,616
10,535	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,806,258
	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA-	3,253,400
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA-	4,317,089
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA-	4,188,748
5,875	0.000%, 4/01/38 – SYNCORA GTY Insured (UB) (5)	No Opt. Call	AA-	3,963,686
3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	3/21 at 100.00	N/R	3,550,479
7,385	Fillmore, California, Wastewater Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (5)	5/27 at 100.00	A2	8,262,264
5,500	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Election 2006 Series 2020, 2.375%, 8/01/44 – AGM Insured (UB) (5)	8/28 at 100.00	Aa3	5,485,480
6,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.625%, 1/15/32 – AGM Insured (6)	1/31 at 100.00	BBB	7,116,540
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Series 2013B-2, 0.000%, 1/15/53 – AGM Insured (UB) (5)	7/29 at 100.00	A2	5,390,800
	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B:
9,550	0.000%, 8/01/43	8/26 at 54.52	Aa3	4,575,882
6,900	4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	7,683,702
16,625	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (UB) (5)	8/24 at 100.00	Aa3	19,013,846
8,970	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2016 Series 2019B, 3.000%, 8/01/43 (UB) (5)	8/26 at 100.00	Aa3	9,262,871
5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (5)	8/27 at 100.00	AA	6,025,656

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
$ 2,650	0.000%, 8/01/42	2/30 at 68.75	AA-	$1,414,756
1,875	0.000%, 8/01/43	2/30 at 66.54	AA-	965,569
1,765	0.000%, 8/01/44	2/30 at 64.38	AA-	876,711
1,500	0.000%, 2/01/45	2/30 at 63.32	AA-	730,470
12,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	13,908,720
95,195	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	98,483,036
43,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	44,711,483
3,685	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	3,799,419
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
690	17.267%, 6/01/40, 144A (IF) (5)	6/25 at 100.00	A+	1,128,474
2,485	17.281%, 6/01/40, 144A (IF) (5)	6/25 at 100.00	A+	4,065,510
1,196,310	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	10/20 at 21.26	CCC-	253,797,167
1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,671,262
1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 2017-XF2453, 22.320%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (5)	7/21 at 100.00	Aaa	2,229,975
7,000	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AA	8,040,410
18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	AA+	21,180,068
	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (5)	8/26 at 100.00	AA	14,181,686
44,380	4.000%, 8/01/42 – AGM Insured (UB) (5)	8/26 at 100.00	AA	49,710,038
2,800	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Union City Tropics, Refunding Series 2019, 3.250%, 5/15/39 (UB) (5)	5/29 at 100.00	N/R	2,902,732
160	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	11/20 at 100.00	A	160,642
279,500	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	10/20 at 17.08	CCC	47,610,030
11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, 2014 Election Series 2017B, 4.000%, 8/01/41 (UB) (5)	8/27 at 100.00	Aa3	13,145,226
4,125	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,361,899

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36 (Pre-refunded 5/15/22)	5/22 at 101.00	BBB- (7)	$1,195,161
1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,245,938
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,651,530
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,099,570
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
1,945	5.400%, 9/01/38	9/26 at 103.00	N/R	2,043,184
1,220	5.400%, 9/01/38	9/26 at 103.00	N/R	1,290,699
2,410	5.400%, 9/01/38	9/26 at 103.00	N/R	2,549,660
860	5.400%, 9/01/38	9/26 at 103.00	N/R	903,413
3,095	5.500%, 9/01/43	9/26 at 103.00	N/R	3,262,347
1,945	5.500%, 9/01/43	9/26 at 103.00	N/R	2,050,166
3,820	5.500%, 9/01/43	9/26 at 103.00	N/R	4,023,682
1,360	5.500%, 9/01/43	9/26 at 103.00	N/R	1,432,515
4,830	5.600%, 9/01/49	9/26 at 103.00	N/R	5,093,815
3,665	5.600%, 9/01/49	9/26 at 103.00	N/R	3,835,459
7,205	5.600%, 9/01/49	9/26 at 103.00	N/R	7,609,273
2,565	5.600%, 9/01/49	9/26 at 103.00	N/R	2,708,922
21,925	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (5)	8/42 at 100.00	AA	19,867,120
10,255	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2017E, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,516,673
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2017A:
6,380	4.000%, 8/01/39 (UB) (5)	8/26 at 100.00	Aa2	7,234,027
10,450	4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa2	11,824,698
13,045	4.000%, 8/01/41 (UB) (5)	8/26 at 100.00	Aa2	14,725,587
14,760	4.000%, 8/01/42 (UB) (5)	8/26 at 100.00	Aa2	16,628,468
32,355	4.000%, 8/01/45 (UB) (5)	8/26 at 100.00	Aa2	36,285,485
1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	1,947,642
5,795	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,286,764
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
14,895	4.000%, 5/15/44 (AMT) (UB) (5)	5/29 at 100.00	AA-	16,626,991
11,910	5.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	AA-	14,224,709

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,300	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT) (UB) (5)	5/26 at 100.00	A+	$7,204,113
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F, 3.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	AA-	5,052,550
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	AA	5,737,650
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
1,150	17.527%, 7/01/38, 144A (IF) (5)	7/22 at 100.00	AA-	1,505,235
1,715	17.557%, 7/01/43, 144A (IF) (5)	1/24 at 100.00	AA-	2,602,101
16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	18,180,239
2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 21.753%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	4,228,781
8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa2	9,054,560
18,700	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2018B, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	Aa2	21,479,381
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	1,047,830
8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2014 Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	9,054,560
25,420	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	28,625,716
7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	AA-	8,900,112
890	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011, 5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	900,938
6,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	6,536,160
1,075	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,187,617
	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	3/21 at 100.00	N/R	1,024,201
1,325	5.000%, 9/01/37	3/21 at 100.00	N/R	1,339,747
15,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	AA	17,581,500
2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (7)	2,487,846
3,955	Northstar Community Services District, Special Tax Bonds, Community Facilities District 1, Refunding Series 2005, 5.450%, 9/01/28	3/21 at 100.00	N/R	2,135,700
3,565	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Tender Option Bond Trust 2016-XF1056, 17.026%, 10/01/42 (Pre-refunded 4/01/22), 144A (IF) (5)	4/22 at 100.00	A2 (7)	4,204,276

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)	8/37 at 100.00	AA	$2,035,085
970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 5.550%, 8/01/43 (6)	8/38 at 100.00	AA	837,168
2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/21 at 100.00	N/R	2,514,795
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	3/21 at 100.00	N/R	1,712,665
3,780	5.450%, 9/01/32	3/21 at 100.00	N/R	3,804,759
4,480	5.500%, 9/01/36	3/21 at 100.00	N/R	4,500,026
	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	AA-	1,015,574
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	AA-	978,653
8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa3	10,084,516
8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2017, 4.000%, 8/01/45 (UB) (5)	8/27 at 100.00	AA	9,068,080
16,265	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,827,579
2,780	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	3,056,832
2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,227,025
10,000	Pomona Unified School District, 2.500%, 8/01/48 (UB) (WI/DD, Settling 10/15/20)	8/30 at 100.00	Aa3	9,811,100
	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	AA	14,189,737
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	AA	10,590,003
8,510	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020D, 2.375%, 8/01/45 – AGM Insured (WI/DD, Settling 10/15/20)	8/30 at 100.00	Aa3	8,243,807
5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46 (UB) (5)	No Opt. Call	AA-	2,357,350
4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	11/20 at 100.00	N/R	4,416,585
4,725	River Delta Unified School District, Sacramento and Solano Counties, California, General Obligation Bonds, School Facilities Improvement District 2, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,108,815
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.179%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,215,550
3,030	Riverside County Public Financing Authority, California, Tax Allocation Revenue Bonds, Desert Communities & Interstate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40 – BAM Insured (UB) (5)	10/27 at 100.00	AA	3,364,845

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Refunding Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (5)	10/27 at 100.00	AA	$6,974,313
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	4,003,690
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	3,845,758
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	3,696,949
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	2,826,656
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	Baa2	380,397
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	Baa2	440,372
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	18.099%, 12/01/30, 144A (IF) (5)	No Opt. Call	AA-	5,885,000
3,000	18.412%, 12/01/30, 144A (IF) (5)	No Opt. Call	AA-	7,062,000
6,580	18.172%, 12/01/33, 144A (IF) (5)	No Opt. Call	AA-	17,295,530
1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 18.174%, 12/01/30, 144A (IF) (5)	No Opt. Call	AA-	4,208,576
5,370	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/21 at 100.00	N/R	5,451,785
7,130	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44 (UB) (5)	No Opt. Call	AA	3,580,543
2,170	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	2,229,198
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,242,360
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	17,545,420
10,000	San Diego Unified School District, San Diego County, California, 0.000%, 7/01/40 (UB) (5)	No Opt. Call	AA-	11,607,700
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (5)	7/23 at 100.00	AA-	10,643,400
20,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2017I, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	Aa2	22,874,600
29,410	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2, 0.000%, 7/01/41 (UB) (5)	7/40 at 100.00	AA-	33,811,795
137,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT) (UB) (5)	5/28 at 100.00	A	160,914,411
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
10,000	5.000%, 5/01/38 (AMT) (UB) (5)	5/29 at 100.00	A+	12,130,100
68,500	5.000%, 5/01/44 (AMT) (UB) (5)	5/29 at 100.00	A	81,762,285
29,150	4.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A+	31,963,558
68,650	5.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A	81,360,548

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 54,760	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 4.000%, 5/01/50 (AMT) (UB) (5)	5/29 at 100.00	N/R	$59,977,533
6,505	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44 (UB) (5)	7/27 at 100.00	AA+	6,839,292
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	2,128,885
8,905	0.000%, 8/01/31, 144A	8/21 at 61.78	N/R	5,353,864
17,120	0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	5,598,240
	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	2/21 at 57.40	N/R	783,516
3,020	0.000%, 8/01/34	2/21 at 45.14	N/R	1,352,145
20,035	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (UB) (5)	9/41 at 100.00	AA+	18,657,994
13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/45 – BAM Insured (UB) (5)	8/27 at 100.00	AA	15,080,612
5,350	Santa Ana Unified School District, Orange County, California, Certificates of Participation, Financing Project, Series 1999, 0.000%, 4/01/32 – AGM Insured	No Opt. Call	A2	4,158,822
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (5)	No Opt. Call	AA	1,493,100
7,245	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	11/20 at 100.00	N/R	7,254,636
	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,519,645
3,390	6.000%, 9/01/43	9/23 at 100.00	N/R	3,701,541
7,860	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	8,060,351
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	11/20 at 42.13	N/R	9,229,660
7,500	0.000%, 6/01/47	11/20 at 22.45	N/R	1,676,175
94,800	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Turbo Capital Appreciation Series 2007C, 0.000%, 6/01/56	10/20 at 10.97	N/R	10,376,808
11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa3	12,942,362
15,580	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA-	17,619,110
4,665	Sweetwater Union High School District, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/42 (UB) (5)	2/26 at 100.00	BBB+	5,043,751

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Sweetwater Union High School District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2018C, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AAA	$5,517,400
4,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	4,249,040
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
3,685	5.500%, 9/01/27, 144A	No Opt. Call	N/R	3,951,978
3,655	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	3,972,364
4,940	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	5,334,064
13,245	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	14,157,978
6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 18.835%, 5/15/38, 144A (IF) (5)	No Opt. Call	AA-	10,037,329
42,780	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005B, 0.000%, 6/01/45	10/20 at 23.89	CCC-	10,195,757
10,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	10/20 at 100.00	B-	10,237,003
95,575	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	10/20 at 20.66	CCC-	19,698,963
	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	809,354
3,460	7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	3,692,581
10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Election 2006 Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (5)	8/26 at 100.00	A1	11,873,090
10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Election of 2014, Series 2017C, 4.000%, 9/01/46 (UB) (5)	9/27 at 100.00	AA+	11,541,438
10,325	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46 (UB) (5)	5/26 at 100.00	AA-	11,606,952
11,000	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	12,594,890
	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194:
780	17.582%, 5/15/37 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	N/R (7)	1,013,610
785	17.582%, 5/15/37, 144A (IF) (5)	5/22 at 100.00	AA-	1,020,108
	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061:
535	17.565%, 5/15/36 (Pre-refunded 5/15/23), 144A (IF) (5)	5/23 at 100.00	N/R (7)	787,488
1,965	17.565%, 5/15/36, 144A (IF) (5)	5/23 at 100.00	AA	2,892,362
2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 17.840%, 5/15/38, 144A (IF) (5)	5/23 at 100.00	AA	3,821,921
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	637,254

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,575	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	$3,887,455
14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	16,493,850
3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A+	4,051,783
	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Refunding Series 2013:
7,700	0.000%, 8/01/48 – BAM Insured (UB) (5)	8/39 at 100.00	AA	6,544,692
645	5.550%, 8/01/48 – BAM Insured (6)	8/39 at 100.00	AA	548,224
21,380	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2013A, 0.000%, 8/01/52 – BAM Insured (UB) (5)	8/39 at 100.00	AA	17,978,655
25,920	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 6.550%, 8/01/42 (UB) (5)	No Opt. Call	AA-	26,166,499
4,741,460	Total California			3,489,348,670
	Colorado – 9.7%
	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A:
3,200	5.125%, 12/01/37	12/23 at 103.00	N/R	3,147,200
4,940	5.125%, 12/01/45	12/23 at 103.00	N/R	4,695,223
9,825	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	N/R	10,033,290
4,824	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	4,836,920
	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017A:
500	5.000%, 12/01/37	12/22 at 103.00	N/R	510,350
1,575	5.125%, 12/01/47	12/22 at 103.00	N/R	1,595,869
515	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	525,243
	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
2,240	5.000%, 12/01/38	12/23 at 103.00	N/R	2,356,682
5,480	5.125%, 12/01/48	12/23 at 103.00	N/R	5,714,873
2,090	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,171,949
3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	3,124,860
527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	539,116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,065	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	N/R	$1,079,069
2,290	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/50	9/25 at 103.00	N/R	2,300,740
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
1,500	5.000%, 12/01/39	9/24 at 103.00	N/R	1,543,620
4,070	5.000%, 12/01/48	9/24 at 103.00	N/R	4,143,830
4,279	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	9/24 at 103.00	N/R	4,373,780
4,405	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,515,654
1,620	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,664,631
3,260	Banning Lewis Ranch Metropolitan District 4, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	3,458,664
2,195	Banning Lewis Ranch Metropolitan District 5, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	2,328,676
2,500	Banning Lewis Ranch Regional Metropolitan District, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	2,609,450
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,747,282
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,612,342
3,210	Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-3, 0.000%, 12/01/49, 144A	6/25 at 99.64	N/R	2,373,538
2,880	Belleview Place Metropolitan District, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.000%, 12/01/50, 144A	12/25 at 103.00	N/R	2,913,494
2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,413,523
865	Belleview Village Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020, 4.950%, 12/01/50, 144A	12/25 at 103.00	N/R	871,877
6,160	Bennett Crossing Metropolitan District, Bennett, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2020A-3, 6.125%, 12/01/49	6/25 at 103.00	N/R	6,509,888
1,690	Bent Grass Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.250%, 12/01/49, 144A	6/25 at 103.00	N/R	1,735,985
2,312	Berkley Shores Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	N/R	2,327,074
2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	3,053,725
644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	666,437

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 334	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	$338,900
1,820	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,841,731
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	515,795
2,250	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	1,945,440
829	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.500%, 12/15/48	12/23 at 103.00	N/R	716,040
1,987	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A	12/24 at 100.00	N/R	2,029,039
1,405	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B-3, 8.500%, 12/15/49	12/24 at 103.00	N/R	1,422,001
675	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 7.000%, 12/15/47	12/22 at 103.00	N/R	686,786
1,540	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.750%, 12/01/48	12/23 at 103.00	N/R	1,609,854
257	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 8.000%, 12/15/48	12/23 at 103.00	N/R	264,083
1,600	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/49, 144A	12/25 at 103.00	N/R	1,639,760
3,500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	3,636,150
7,075	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate (Convertible to Senior) Capital Appreciation (Convertible to Current Interest),, 7.500%, 12/01/48	6/24 at 85.96	N/R	4,624,220
	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A:
1,835	5.000%, 12/01/39	6/24 at 103.00	N/R	1,922,144
4,250	5.000%, 12/01/49	6/24 at 103.00	N/R	4,399,472
18,415	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B, 7.500%, 12/01/49	6/24 at 79.97	N/R	11,179,746
1,241	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018B, 6.375%, 12/15/47	12/23 at 103.00	N/R	1,276,939
	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018A:
1,185	5.250%, 12/01/38	12/23 at 103.00	N/R	1,222,233
2,250	5.375%, 12/01/48	12/23 at 103.00	N/R	2,310,930

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,226	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.625%, 12/15/46	12/23 at 103.00	N/R	$1,241,558
3,234	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.375%, 12/15/47	12/23 at 103.00	N/R	3,301,720
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
3,140	6.000%, 12/01/37	12/22 at 103.00	N/R	3,282,556
8,270	6.125%, 12/01/47	12/22 at 103.00	N/R	8,653,728
8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,653,739
3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,583,920
2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	3,072,285
4,960	Carriage Hills Metropolitan District, Frederick, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.500%, 12/01/47	12/23 at 103.00	N/R	5,119,464
	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017:
525	5.000%, 12/01/37	12/20 at 103.00	N/R	544,887
8,740	5.000%, 12/01/47	12/20 at 103.00	N/R	9,071,071
3,485	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	11/20 at 100.00	N/R	3,485,070
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
3,000	5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	3,148,890
4,750	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	4,906,607
21,270	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	21,784,521
4,495	Centerra Metropolitan District No 1, In the City of Loveland, Larimer County, Colorado, Special Revenue Improvement Bonds, Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	4,630,210
4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,604,445
1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	1,944,084
1,345	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,375,464
1,035	City Center West Residential Metropolitan District 2, Greeley, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,052,378
765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	784,446
2,820	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,878,092

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
$ 5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	$5,280,317
8,170	6.500%, 12/01/47	12/22 at 103.00	N/R	8,432,257
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017:
4,350	5.375%, 10/01/37	10/27 at 100.00	N/R	4,411,987
8,925	5.500%, 10/01/47	10/27 at 100.00	N/R	9,043,792
6,625	5.625%, 10/01/52	10/27 at 100.00	N/R	6,788,372
2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (7)	2,612,662
4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (7)	4,354,335
1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46, 144A	7/25 at 100.00	BB	1,379,430
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	11/20 at 100.00	BB+	1,753,920
5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	5,707,148
935	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB-	1,001,198
4,855	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	4,890,781
4,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	4,585,871
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	Baa3	947,387
765	5.125%, 11/01/49	11/24 at 100.00	Baa3	815,750
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	2,077,893
3,150	5.375%, 7/01/44, 144A	7/24 at 100.00	BB	3,219,867
2,700	5.500%, 7/01/49, 144A	7/24 at 100.00	BB	2,766,690
795	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB	811,560
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
500	5.000%, 12/15/35	12/25 at 100.00	BBB-	548,335
2,500	5.000%, 12/15/45	12/25 at 100.00	BBB-	2,689,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
$ 2,000	5.000%, 9/01/36, 144A	9/21 at 100.00	N/R	$2,007,360
3,780	5.000%, 9/01/46, 144A	9/21 at 100.00	N/R	3,785,179
3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	11/20 at 100.00	N/R	3,965,000
47,590	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA	53,106,633
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	12,750,480
4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	4,014,942
1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 18.507%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	2,578,620
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
2,500	17.840%, 2/01/41 (Pre-refunded 2/01/21), 144A (IF) (5)	2/21 at 100.00	BBB+ (7)	2,658,850
3,450	17.840%, 2/01/41 (Pre-refunded 2/01/21), 144A (IF) (5)	2/21 at 100.00	BBB+ (7)	3,669,213
3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 18.515%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	5,676,634
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 18.274%, 10/01/37 (Pre-refunded 11/13/23), 144A (IF) (5)	11/23 at 100.00	BBB+ (7)	4,869,870
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (5)	6/26 at 100.00	A+	5,786,200
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	829,023
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
2,000	24.271%, 1/01/35, 144A (IF) (5)	1/24 at 100.00	AA-	3,278,680
4,785	21.794%, 1/01/44, 144A (IF) (5)	1/24 at 100.00	AA-	7,061,847
1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45, 144A	12/25 at 100.00	N/R	1,301,859
4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	4,544,822
135	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 3/01/21 (4), (8)	No Opt. Call	N/R	1
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
655	0.000%, 4/01/22 (AMT) (4), (8)	No Opt. Call	N/R	36,462
2,668	0.000%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	148,520
31,920	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	33,761,146

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 750	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Junior Lien Series 2018C, 12.500%, 12/15/38	12/23 at 103.00	N/R	$759,960
6,285	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	6,393,165
1,500	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 7.500%, 12/15/38	12/23 at 103.00	N/R	1,545,105
15,070	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Convertible Capital Appreciation Series, 6.250%, 12/01/48	6/24 at 99.88	N/R	12,027,970
1,996	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B-2, 8.750%, 12/15/48	6/24 at 103.00	N/R	2,063,445
30,925	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Refunding and Improvement Convertible Capital Appreciation Bonds, Series, 6.000%, 12/01/47	6/24 at 94.26	N/R	23,638,451
12,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50	9/25 at 103.00	N/R	12,041,640
3,130	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	3,220,394
3,825	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,953,099
1,156	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	1,181,675
405	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	405,867
3,240	Colorado Tech Center Metropolitan District, Louisville, Colorado, General Obligation Bonds, Series 2018, 6.000%, 12/01/47 (6)	No Opt. Call	N/R	2,879,712
5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	6,716,482
5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	5,950,527
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27 (4)	11/20 at 100.00	N/R	6,728,000
10,965	5.450%, 12/01/34 (4)	11/20 at 100.00	N/R	8,772,000
1,765	Constitution Heights Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2020, 5.000%, 12/01/49	6/25 at 103.00	N/R	1,835,494
	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019:
1,235	4.000%, 12/01/29	12/24 at 103.00	N/R	1,171,052
2,950	5.000%, 12/01/39	12/24 at 103.00	N/R	2,799,845
1,750	5.000%, 12/01/43	12/24 at 103.00	N/R	1,640,398

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	$4,661,519
520	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2019B, 5.000%, 12/15/49	12/20 at 103.00	N/R	530,098
	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A:
840	5.000%, 12/01/37	12/22 at 103.00	N/R	863,394
1,280	5.125%, 12/01/47	12/22 at 103.00	N/R	1,307,546
506	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	519,642
	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A:
1,685	5.000%, 12/01/39	3/25 at 103.00	N/R	1,741,835
3,030	5.000%, 12/01/49	3/25 at 103.00	N/R	3,073,783
3,945	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.875%, 12/15/49	3/25 at 103.00	N/R	3,992,774
2,000	Copperleaf Metropolitan District 6, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,053,840
	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	1,960,405
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,699,498
3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47	12/22 at 103.00	N/R	4,025,083
5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 2.400%, 12/01/40 (4)	12/21 at 100.00	N/R	2,436,950
670	Cottonwood Highlands Metropolitan District No 1, In the town of Parker, Colorado, Limited Tax, Convertible to Unlimited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	682,114
	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A:
4,060	5.625%, 12/01/38	12/23 at 103.00	N/R	4,323,738
9,665	5.750%, 12/01/48	12/23 at 103.00	N/R	10,253,985
1,630	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	1,684,589
2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,454,681
2,543	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,586,765
670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	682,482
4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,854,748

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 7,555	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	$7,712,899
750	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	762,263
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
3,470	4.000%, 12/01/43 (AMT) (UB) (5)	12/28 at 100.00	A	3,791,426
53,210	4.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	57,712,630
15,500	5.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	18,193,435
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 17.069%, 11/15/43, 144A (IF) (5)	11/23 at 100.00	A	3,455,600
2,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	2,514,100
2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,540,330
1,270	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,298,854
	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A:
2,720	5.500%, 12/01/38	12/23 at 103.00	N/R	2,838,021
8,550	5.625%, 12/01/48	12/23 at 103.00	N/R	8,889,520
1,855	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/48	12/23 at 103.00	N/R	1,901,319
1,800	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	1,870,326
2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,144,077
870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	881,693
13,560	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48 (UB) (5)	6/26 at 100.00	Aa2	14,186,336
2,000	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019, 5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	2,049,220
3,500	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49	6/24 at 103.00	N/R	3,547,250
1,693	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018A, 5.125%, 12/01/47	12/23 at 103.00	N/R	1,725,556
704	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Subordinate Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	717,932

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
$ 13,000	0.000%, 9/01/40	No Opt. Call	A	$7,927,920
1,500	0.000%, 9/01/41	No Opt. Call	A	880,170
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	59,521
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	413,375
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	387,825
45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	22,737,470
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	A	13,175,675
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	A	12,653,912
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	A	9,710,799
20	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	17,947
4,010	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	4,111,613
584	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	592,789
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	567,023
2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,364,653
632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	645,639
1,620	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,661,504
2,405	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/49	12/23 at 103.00	N/R	2,472,316
398	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49, 144A	12/23 at 103.00	N/R	410,059
520	First Creek Village Metropolitan District, Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.750%, 8/01/49	9/24 at 103.00	N/R	548,522
1,045	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,056,568
611	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Subordinate Series 2020B, 7.000%, 12/15/49	3/25 at 103.00	N/R	589,560
2,083	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,118,348

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B-1, 5.125%, 12/15/49	12/24 at 103.00	N/R	$1,019,210
2,000	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	2,034,380
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
11,995	5.750%, 12/01/30	12/24 at 100.00	N/R	12,517,502
36,430	6.000%, 12/01/38	12/24 at 100.00	N/R	37,542,572
683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	760,493
700	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	702,317
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
2,340	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	2,395,388
2,740	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	2,809,021
700	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	6/24 at 103.00	N/R	710,178
800	Frisco, Colorado, Marina Enterprise Revenue Bonds, Series 2019, 5.000%, 12/01/48	12/26 at 100.00	N/R	861,320
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	2,972,712
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,587,797
1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,760,164
1,320	Glen Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,359,402
5,490	Granby Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018, 5.500%, 12/01/52, 144A	12/23 at 103.00	N/R	5,657,116
2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (4)	11/20 at 100.00	N/R	1,783,349
2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (4)	11/20 at 100.00	N/R	2,326,471
3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 6.750%, 11/01/40 (4)	12/20 at 100.00	N/R	3,326,822
780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	788,830
5,930	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	6,009,640
2,260	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	2,373,497
735	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	819,363

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,995	Green Gables Metropolitan District No 2 , In Jefferson County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	$5,210,085
5,255	Green Valley Ranch East Metropolitan District No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	N/R	5,451,327
2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	2,617,429
750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	775,380
	Haskins Station Metropolitan District, Arvada, Colorado, General Obligation Bonds, Limited Tax Special Revenue Convertible to Unlimited Tax Series 2019A:
690	5.000%, 12/01/39	12/24 at 103.00	N/R	707,298
1,125	5.000%, 12/01/49	12/24 at 103.00	N/R	1,136,363
1,327	Haskins Station Metropolitan District, Arvada, Colorado, General Obligation Bonds, Limited Tax Special Revenue Subordinate Series 2019B, 8.750%, 12/15/49	12/24 at 103.00	N/R	1,335,201
4,575	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	4,681,186
820	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017B, 7.250%, 12/15/47	12/22 at 103.00	N/R	835,769
16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	16,954,913
8,120	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	11/20 at 100.00	N/R	8,124,872
4,684	Hess Ranch Metropolitan District 6, Parker, Colorado, General Obligation Bonds, Limited Tax Subordinate Series 2020B, 8.000%, 12/15/49	3/25 at 103.00	N/R	4,805,175
20,140	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (6)	3/25 at 93.28	N/R	14,486,702
13,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	14,019,615
3,420	Highlands Metropolitan District No 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	3,502,080
1,395	Highlands-Mead Metropolitan District, Mead, Weld County Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.125%, 12/01/50	9/25 at 103.00	N/R	1,408,518
1,590	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,658,720
336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	348,879
4,840	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,951,901
2,345	Home Place Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	2,435,986

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,095	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.125%, 12/01/48	12/23 at 103.00	N/R	$1,123,120
208	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	214,612
1,017	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	1,057,039
1,123	Iliff Commons Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2020B, 6.500%, 12/15/49	3/25 at 103.00	N/R	1,156,578
778	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	793,148
8,950	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	9,440,460
6,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	7,093,645
2,235	Interpark Metropolitan District, In the City and County of Broomfield, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation and Revenue Bonds, Series 2018, 5.500%, 12/01/48, 144A	12/23 at 103.00	N/R	2,307,101
1,610	Interquest South Business Improvement District, Colorado Springs, El Paso County, Colorado, Public Improvement Fee Revenue Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,631,220
	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	5.000%, 12/01/39	12/24 at 103.00	N/R	514,170
1,300	5.000%, 12/01/49	12/24 at 103.00	N/R	1,321,827
1,555	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	1,640,618
534	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	557,485
6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	6,538,616
	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
4,152	5.625%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	4,313,554
4,515	5.750%, 12/01/47 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	4,691,582
16,120	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	16,514,940
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,339	5.125%, 12/01/31	12/21 at 103.00	N/R	5,484,488
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,609,355
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	19,520,695
7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,496,158
1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	N/R	1,009,390

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,260	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	11/20 at 100.00	N/R	$3,260,000
	Lake of the Rockies Metropolitan District, In the Town of Monument, El Paso County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B:
2,715	5.000%, 8/01/48	12/23 at 103.00	N/R	2,766,694
439	7.500%, 8/01/48	12/23 at 103.00	N/R	450,879
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
700	5.125%, 12/01/37	12/23 at 103.00	N/R	719,747
6,500	5.250%, 12/01/47	12/23 at 103.00	N/R	6,647,420
2,295	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/47	12/23 at 103.00	N/R	2,361,968
6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	4,911,675
	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
875	5.000%, 12/01/39	9/24 at 103.00	N/R	907,506
5,170	5.000%, 12/01/49	9/24 at 103.00	N/R	5,284,515
1,368	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	1,402,268
7,135	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding Series 2019, 5.250%, 12/01/48	12/23 at 103.00	N/R	7,365,532
1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,247,029
1,618	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,542,164
3,244	Leyden Ranch Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,323,770
695	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	713,696
5,150	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	5,260,210
2,204	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,255,838
2,199	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,245,641
1,280	Littleton Village Metropolitan District No 2, In the City of Littleton, Colorado, Subordinate Limited Tax General Obligation and Special Revenue Refunding Bonds, Series 2018B, 7.625%, 12/15/28	12/23 at 103.00	N/R	1,338,573
1,180	Lochbuie Station Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	9/25 at 103.00	N/R	1,208,426
1,295	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	1,343,990

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 197	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	$201,529
2,820	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	2,958,631
674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	750,694
1,190	Mayfield Metropolitan District, Thornton, Colorado, General Obligation Bonds, Limited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	1,254,665
1,460	Mead Western Meadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2018, 5.000%, 12/01/47	12/28 at 100.00	N/R	1,519,743
	Meadowlark Metropolitan District, Parker Town, Douglas County, Colorado, Limited Tax General Obligation Bond, Convertible to Unlimited Tax Series 2020A:
525	4.875%, 12/01/40	9/25 at 103.00	N/R	529,095
750	5.125%, 12/01/50	9/25 at 103.00	N/R	757,268
1,416	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,444,816
3,170	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,209,023
1,473	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.375%, 12/15/49	3/25 at 103.00	N/R	1,462,615
1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,836,804
	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,554,375
5,300	5.000%, 12/01/46	12/25 at 100.00	N/R	5,418,402
2,295	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,363,322
985	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	997,125
937	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.625%, 12/15/49	3/25 at 103.00	N/R	943,315
2,650	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46, 144A	12/21 at 103.00	N/R	2,705,703
561	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46, 144A	12/21 at 103.00	N/R	572,231
	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (4)	11/20 at 100.00	N/R	5,770,000
10,910	6.125%, 12/01/35 (4)	11/20 at 100.00	N/R	10,910,000
1,760	North Holly Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.500%, 12/01/48	12/23 at 103.00	N/R	1,816,883

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1:
$ 4,410	5.375%, 12/01/34	12/23 at 103.00	N/R	$4,628,163
2,845	5.750%, 12/01/48	12/23 at 103.00	N/R	2,974,220
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
1,500	5.125%, 12/01/28	12/23 at 103.00	N/R	1,590,240
5,460	5.500%, 12/01/34	12/23 at 103.00	N/R	5,766,524
8,500	5.850%, 12/01/48	12/23 at 103.00	N/R	8,929,080
2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	1,626,160
7,039	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	7,201,812
698	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	714,892
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,550	5.625%, 12/01/37	12/22 at 103.00	N/R	1,624,757
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	3,103,193
2,836	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,942,208
9,710	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.125%, 12/01/49	3/25 at 103.00	N/R	9,892,354
3,515	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	3,604,070
611	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	6/24 at 103.00	N/R	629,458
915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	935,039
940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	959,815
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
10,575	5.000%, 12/01/39	12/24 at 103.00	N/R	11,173,545
31,090	5.000%, 12/01/49	12/24 at 103.00	N/R	32,417,543
3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,558,905
3,712	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49	12/24 at 103.00	N/R	3,736,982
1,745	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	1,812,654
800	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	826,032

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Palisade Park North Metropolitan District No 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
$ 2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	$2,132,125
530	8.000%, 12/15/46	12/21 at 103.00	N/R	540,261
1,385	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	1,413,489
1,042	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	1,066,529
	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A:
1,310	5.000%, 12/01/40	9/25 at 103.00	N/R	1,329,611
3,335	5.250%, 12/01/50	9/25 at 103.00	N/R	3,385,192
1,524	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,569,491
3,786	Parker Automotive Metropolitan District, In the Town of Parker, Colorado, Subordinate Limited Tax General Obligation Refunding Bonds, Series 2018B, 8.000%, 12/15/32	12/23 at 103.00	N/R	3,909,840
4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	4,565,981
1,000	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,015,380
1,200	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/50	9/25 at 103.00	N/R	1,222,716
1,450	Pomponio Terrace Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,482,045
3,110	Powers Metropolitan District In the City of Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.375%, 12/01/48	12/23 at 103.00	N/R	3,341,135
3,015	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	3,144,524
1,410	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	1,461,183
725	Prairie Center Metropolitan District 7, Brighton, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 4.875%, 12/15/44	12/25 at 103.00	N/R	731,293
	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
12,990	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	13,294,875
2,140	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	2,190,226
3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	3,213,274
10,265	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	10,597,278

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 6,750	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.250%, 12/01/50	12/25 at 103.00	N/R	$6,820,875
16,450	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	17,208,838
2,840	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	2,920,003
3,475	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,515,623
515	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/49	3/25 at 103.00	N/R	522,926
900	Reata Ridge Village Metropolitan District 2, Parker, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	921,150
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018:
4,915	5.375%, 12/01/37	12/23 at 103.00	N/R	5,119,317
10,340	5.500%, 12/01/47	12/23 at 103.00	N/R	10,710,379
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
575	4.750%, 12/01/35	12/24 at 100.00	N/R	584,919
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,248,772
3,220	Regency Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 5.000%, 12/01/46	6/24 at 103.00	N/R	3,318,178
10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (5)	6/23 at 100.00	Aa3	10,966,100
2,745	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust 2015-XF1031, 17.598%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	A1	3,775,061
	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	17.606%, 6/01/39, 144A (IF) (5)	6/23 at 100.00	A1	3,682,078
3,190	17.599%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	A1	4,387,111
3,750	17.606%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	A1	5,157,825
6,500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	11/20 at 100.00	Baa3	6,515,405
5,835	Rendezvous Metropolitan District 4, Timnath Town, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48	12/23 at 103.00	N/R	6,078,436
5,629	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	5,778,675
1,325	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	1,365,466
3,300	Rex Ranch Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,451,008
1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	1,454,026

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45 (Pre-refunded 12/15/20)	12/20 at 103.00	N/R (7)	$532,695
464	Richards Farm Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.500%, 12/15/49	12/24 at 103.00	N/R	475,438
1,695	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,737,341
1,080	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	11/20 at 100.00	N/R	1,080,778
2,935	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	N/R	2,974,241
628	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	638,764
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A	3/25 at 103.00	N/R	1,089,921
2,345	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,434,321
509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	526,952
	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A:
550	5.125%, 12/01/37	12/23 at 103.00	N/R	570,911
1,000	5.125%, 12/01/43	12/23 at 103.00	N/R	1,027,800
635	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Refunding and Improvement Bonds Series 2018B, 7.250%, 12/15/35	12/23 at 103.00	N/R	654,583
	Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A:
500	5.000%, 12/01/40, 144A	9/25 at 100.00	N/R	511,920
2,125	5.125%, 12/01/50, 144A	9/25 at 100.00	N/R	2,162,634
2,900	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,044,507
804	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.250%, 12/15/49	3/25 at 103.00	N/R	823,875
1,225	Sheridan Station West Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017, 6.000%, 12/01/47	12/22 at 103.00	N/R	1,254,866
1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,766,601
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,538,145
1,900	Silver Peaks Metropolitan District No 2, In the Town of Lochbuie, Weld County, Colorado, Limited Tax General Obligation Subordinate Bonds, Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	1,950,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49	12/24 at 102.00	N/R	$2,041,320
1,820	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018, 6.250%, 12/01/57	12/23 at 103.00	N/R	1,870,396
7,500	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	7,795,275
1,950	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 8.000%, 12/15/47	12/23 at 103.00	N/R	2,000,213
1,000	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.500%, 12/01/48	6/24 at 103.00	N/R	1,041,290
2,208	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Subordinate Limited Tax General Obligation Bonds, Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	2,268,610
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	828,014
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,238,690
7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 6.500%, 12/01/42 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	7,493,416
5,202	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017, 7.750%, 12/15/42 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	5,420,276
6,175	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	6,336,291
1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,130,614
1,355	Spring Valley Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,387,818
	Spring Valley Metropolitan District 4, Elbert County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A:
1,910	5.000%, 12/01/40	9/25 at 103.00	N/R	1,945,526
2,270	5.125%, 12/01/50	9/25 at 103.00	N/R	2,300,100
	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A:
1,500	5.000%, 12/01/37	12/22 at 103.00	N/R	1,540,455
9,100	5.125%, 12/01/47	12/22 at 103.00	N/R	9,274,720
1,084	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	1,122,742
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
250	4.000%, 12/01/29	12/24 at 103.00	N/R	251,820
2,520	5.000%, 12/01/49	12/24 at 103.00	N/R	2,560,673

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	12/24 at 103.00	N/R	$2,990,160
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,781,132
4,500	5.750%, 12/01/45	12/20 at 103.00	N/R	4,644,360
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A:
1,715	5.000%, 12/01/30	12/22 at 102.00	N/R	1,773,670
9,000	5.000%, 12/01/38	12/22 at 102.00	N/R	9,178,830
1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,078,283
4,500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2017B, 7.500%, 12/15/47	12/22 at 102.00	N/R	4,634,595
6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 8.000%, 12/01/45 (6)	12/22 at 102.00	N/R	6,628,564
2,275	Stone Creek Metropolitan District, In Douglas County Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	2,369,071
595	Stone Creek Metropolitan District, In Douglas County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	621,019
7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)	11/20 at 100.00	N/R	1,200,000
2,305	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	2,330,908
2,704	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	2,774,628
6,275	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018A, 5.250%, 12/01/47	12/22 at 103.00	N/R	6,428,298
1,360	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/47	12/22 at 103.00	N/R	1,388,002
1,935	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,975,325
1,680	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	1,720,958
	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A:
1,755	5.250%, 12/01/39	12/25 at 103.00	N/R	1,827,569
5,540	5.250%, 12/01/51	12/25 at 103.00	N/R	5,685,868
1,075	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019, 4.375%, 12/01/44	9/24 at 103.00	N/R	1,038,364

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Thompson Crossing Metropolitan District 6, Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
$ 985	6.000%, 12/01/44	12/20 at 103.00	N/R	$1,014,865
784	7.750%, 12/15/44	12/20 at 103.00	N/R	806,720
6,420	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,435,087
1,730	Timberleaf Metropolitan District, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	1,808,265
	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,500	5.250%, 12/01/37	12/23 at 103.00	N/R	1,551,720
2,850	5.375%, 12/01/47	12/23 at 103.00	N/R	2,933,277
953	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/47	12/23 at 103.00	N/R	985,898
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,020	5.000%, 12/01/39	9/24 at 103.00	N/R	1,046,316
3,380	5.000%, 12/01/49	9/24 at 103.00	N/R	3,423,196
3,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	3,133,920
1,605	Two Bridges Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 8/01/48	12/23 at 103.00	N/R	1,663,550
9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 0.775%, 12/01/37 (4)	11/20 at 100.00	N/R	1,814,500
970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	1,003,310
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
5,870	5.375%, 12/01/39	12/23 at 103.00	N/R	6,130,921
36,055	5.500%, 12/01/48	12/23 at 103.00	N/R	37,545,153
1,400	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48, 144A	12/23 at 103.00	N/R	1,449,952
764	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/40, 144A	12/23 at 103.00	N/R	783,352
3,825	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50	9/25 at 103.00	N/R	3,906,740
586	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.125%, 12/15/50	9/25 at 103.00	N/R	596,970
1,695	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	1,730,426
245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	250,679
1,750	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/49	12/25 at 103.00	N/R	1,806,683

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,750	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	$1,789,900
690	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2018B, 7.750%, 12/15/48	12/23 at 103.00	N/R	705,773
4,145	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	4,191,963
600	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	613,770
1,690	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 6.500%, 12/01/46	12/21 at 103.00	N/R	1,737,607
2,211	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,271,626
1,300	Westcreek Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.375%, 12/01/48	6/24 at 103.00	N/R	1,340,755
1,500	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,529,280
849	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	866,167
1,965	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	2,003,160
313	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	320,531
	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017A:
1,000	5.000%, 12/01/37	12/22 at 103.00	N/R	1,032,660
2,635	5.000%, 12/01/47	12/22 at 103.00	N/R	2,686,435
1,995	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	2,053,334
2,780	White Buffalo Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation bonds, Convertible to Unlimited Tax Bonds, Series 2020, 5.500%, 12/01/50	6/25 at 103.00	N/R	2,870,962
595	Wild Plum Metropolitan District, Columbine Valley, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	627,166
6,500	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	6,749,600
1,707	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/48	12/23 at 103.00	N/R	1,763,655
1,460	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,493,332
756	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.625%, 12/15/49	9/24 at 103.00	N/R	769,971

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	$3,744,178
650	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	655,337
3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,534,852
1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,688,285
	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019:
3,300	5.000%, 12/01/39	9/24 at 103.00	N/R	3,376,428
9,315	5.000%, 12/01/49	9/24 at 103.00	N/R	9,406,566
2,200	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	2,286,086
292	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Subordinate General Obligation Limited Tax Bonds, Series 2018B, 8.125%, 12/15/48, 144A	12/23 at 103.00	N/R	299,437
1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	1,366,350
473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	530,687
1,867,661	Total Colorado			1,823,822,858
	Connecticut – 0.2%
7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	11/20 at 100.00	Caa3	6,497,209
5,335	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45 (UB) (5)	6/26 at 100.00	AA-	6,208,340
3,380	Connecticut State, General Obligation Bonds, Series 2020C, 3.000%, 6/01/40 (UB) (5)	6/30 at 100.00	A	3,572,085
3,500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	3,410,085
173,679	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)	No Opt. Call	N/R	11,289,090
4,457	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45, 144A	2/23 at 100.00	B	4,598,911
197,401	Total Connecticut			35,575,720
	Delaware – 0.1%
1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB	1,138,280

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware (continued)
	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A:
$ 4,890	6.750%, 9/01/35, 144A	3/25 at 100.00	N/R	$5,260,955
7,500	7.000%, 9/01/45, 144A	3/25 at 100.00	N/R	8,053,350
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A:
1,100	5.000%, 7/01/40	1/28 at 100.00	BB+	1,072,951
1,450	5.000%, 7/01/48	1/28 at 100.00	BB+	1,397,235
6,132	Millsboro, Delaware, Special Obligation Bonds, Plantation Lakes Special Development District, Series 2018, 5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	6,252,678
1,345	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48	7/21 at 100.00	N/R	1,376,594
23,517	Total Delaware			24,552,043
	District of Columbia – 0.7%
2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB-	2,564,987
314,990	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	11/20 at 20.67	N/R	64,909,989
	District of Columbia, Hospital Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (5)	1/26 at 100.00	A1	5,739,500
10,000	5.000%, 7/15/44 (UB) (5)	1/26 at 100.00	A1	11,401,500
	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
1,565	7.125%, 11/15/26	11/20 at 100.00	B-	1,566,002
1,660	7.500%, 11/15/31	11/20 at 100.00	B-	1,661,129
605	7.875%, 11/15/40	11/20 at 100.00	B-	605,526
	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A:
90	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	92,821
6,410	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	Ba2 (7)	6,607,620
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (5)	4/21 at 100.00	N/R (7)	36,097
2,465	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (5)	4/21 at 100.00	Ba2 (7)	2,540,996

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
$ 35	22.664%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	$39,312
2,990	22.664%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	3,358,368
28	22.691%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	31,454
2,472	22.691%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	2,776,921
20	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	22,467
25	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	28,084
10	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	11,234
20	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	22,467
1,725	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	1,937,796
615	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	690,866
1,230	22.691%, 10/01/41 (Pre-refunded 4/01/21) (Mandatory Put 10/07/20), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	1,381,733
1,230	22.691%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	Ba2 (7)	1,381,733
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	581,270
800	5.000%, 7/01/37	7/24 at 103.00	N/R	779,576
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	2,829,370
20,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc, Series 2019A, 5.250%, 5/15/55, 144A	5/30 at 100.00	N/R	18,171,200
565	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc, Taxable Series 2019B, 7.000%, 5/15/24, 144A	No Opt. Call	N/R	559,802
5,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/48 (AMT) (UB) (5)	10/28 at 100.00	AA-	5,905,900
385,895	Total District of Columbia			138,235,720
	Florida – 13.4%
1,495	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/39 at 100.00	N/R	1,801,550
	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,738,875
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,734,300
	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	10,403,666
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	12,528,042
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	7,367,475
1,195	Alta Lakes Community Development District, Florida, Special Assessment Bonds, Series 2019, 4.625%, 5/01/49	5/29 at 100.00	N/R	1,255,682
1,980	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	11/20 at 100.00	N/R	2,020,768
2,700	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	11/20 at 100.00	N/R	2,727,621

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,725	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A, 5.375%, 11/01/48	11/28 at 100.00	N/R	$1,896,914
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
2,530	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	2,771,590
4,220	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,659,555
1,600	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/36	5/28 at 100.00	N/R	1,713,680
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34, 144A	11/27 at 100.00	N/R	453,358
1,000	5.125%, 11/01/48, 144A	11/27 at 100.00	N/R	1,083,340
750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	859,508
2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,380,805
3,235	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,601,978
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018:
1,205	5.300%, 5/01/39	5/29 at 100.00	N/R	1,329,103
2,070	5.375%, 5/01/49	5/29 at 100.00	N/R	2,275,655
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 4 Project, Series 2020:
910	4.300%, 5/01/42, 144A	5/30 at 100.00	N/R	930,794
1,655	4.450%, 5/01/52, 144A	5/30 at 100.00	N/R	1,693,876
22,230	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	23,435,533
3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,841,690
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
570	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	632,159
935	5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	1,022,656
1,000	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2C, Series 2020, 4.000%, 5/01/51, 144A	5/31 at 100.00	N/R	1,023,400
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
3,340	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	3,703,325
5,470	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	6,035,215
1,460	5.125%, 11/01/51, 144A	11/29 at 100.00	N/R	1,610,862

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2020:
$ 1,000	4.000%, 5/01/40, 144A	5/31 at 100.00	N/R	$1,041,180
1,200	4.000%, 5/01/50, 144A	5/31 at 100.00	N/R	1,228,080
500	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3B, Series 2020, 4.000%, 5/01/51, 144A	5/31 at 100.00	N/R	511,700
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
480	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	532,214
820	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	904,731
2,590	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	2,757,029
1,675	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 5.000%, 11/01/48, 144A	11/28 at 100.00	N/R	1,817,275
1,990	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,116,803
4,455	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,869,226
925	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	N/R	982,887
3,355	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,468,063
4,145	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,284,686
3,035	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.800%, 5/01/37	5/22 at 100.00	N/R	3,129,085
2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	11/20 at 100.00	BBB	2,657,526
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB	2,626,861
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB	1,087,951
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB	4,256,185
	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	84,055
8,380	5.000%, 11/01/46	11/25 at 100.00	N/R	8,745,871
120	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	11/20 at 100.00	N/R	120,180
	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
1,780	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,964,283
2,060	5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	2,278,195

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,690	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	$2,964,972
3,840	Beaumont Community Development District 2, City of Wildwood, Florida, Special Assessment Bonds, Series 2019, 6.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,107,149
2,725	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	11/20 at 100.00	N/R	2,766,992
2,985	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB	3,726,414
1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/33 at 100.00	N/R	1,230,000
	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
725	5.375%, 11/01/36	11/27 at 100.00	N/R	794,484
1,050	5.500%, 11/01/46	11/27 at 100.00	N/R	1,146,936
3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,325,728
30,155	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	31,007,783
	Boyette Park Community Development District, Florida, Special Assessment Bonds, Series 2018:
1,795	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	1,888,196
2,990	5.125%, 5/01/48, 144A	5/28 at 100.00	N/R	3,147,035
2,260	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	11/20 at 100.00	N/R	2,260,949
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT) (UB) (5)	10/29 at 100.00	A	8,224,275
25,000	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 4.000%, 9/01/49 (AMT) (UB) (5)	9/29 at 100.00	A	26,405,250
	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,325	5.125%, 11/01/38	11/27 at 100.00	N/R	1,413,563
1,910	5.250%, 11/01/47	11/27 at 100.00	N/R	2,036,480
6,830	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	6,608,571
180	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.125%, 10/01/21 – NPFG Insured	11/20 at 100.00	Baa2	180,101
12,840	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A, 6.000%, 6/15/55, 144A	6/25 at 105.00	N/R	13,238,554
370	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Taxable Series 2020B, 7.000%, 6/15/25, 144A	No Opt. Call	N/R	370,170
3,625	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pepin Academies Inc, Series 2020A, 5.750%, 7/01/55	7/26 at 104.00	N/R	3,719,830

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A:
$ 750	5.125%, 7/01/39, 144A	1/29 at 100.00	N/R	$787,748
10,455	5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	10,894,424
1,000	5.375%, 7/01/54, 144A	1/29 at 100.00	N/R	1,047,020
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A:
1,000	5.375%, 6/15/38, 144A	6/28 at 100.00	N/R	1,065,740
1,970	5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	2,067,948
1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (4)	1/21 at 103.00	N/R	1,020,600
720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	11/20 at 100.00	N/R	720,000
2,290	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, Coral Gardens Apartments Project, Series 2018A, 4.850%, 1/01/54	1/23 at 105.00	CCC	1,589,924
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
730	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	756,200
4,030	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	4,174,113
3,955	6.375%, 8/15/53, 144A	8/28 at 100.00	N/R	4,095,442
4,885	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	11/20 at 100.00	N/R	4,899,362
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	3,760,405
4,820	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	5,143,663
54,630	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	21,373,987
10,470	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	11,183,426
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
1,000	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	1,058,850
5,425	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	5,678,564
5,750	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	3,160,602
	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A:
1,090	5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	1,119,888
895	5.000%, 10/15/52, 144A	10/27 at 100.00	Ba2	916,838
1,345	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/54, 144A	10/27 at 100.00	Ba2	1,376,191
2,750	Capital Trust Agency, Florida, Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects, Series 2020A-1, 5.000%, 1/01/55, 144A	7/30 at 100.00	N/R	2,760,313

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
$ 1,860	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	$1,579,326
2,735	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	2,213,135
11,680	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	8,757,664
	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
780	5.625%, 11/01/36	11/26 at 100.00	N/R	839,569
1,865	5.750%, 11/01/47	11/26 at 100.00	N/R	2,016,214
	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
625	5.125%, 5/01/38	5/28 at 100.00	N/R	659,406
1,235	5.250%, 5/01/49	5/28 at 100.00	N/R	1,301,863
2,475	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	11/20 at 100.00	N/R	2,476,856
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
3,775	5.000%, 5/01/34	5/24 at 100.00	N/R	3,934,192
9,325	5.125%, 5/01/45	5/24 at 100.00	N/R	9,658,835
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,595	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,709,649
3,805	5.000%, 5/01/48, 144A	5/27 at 100.00	N/R	3,965,647
1,590	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-2, 4.000%, 5/01/31	No Opt. Call	N/R	1,605,010
4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36, 144A (AMT)	10/25 at 100.00	N/R	4,353,320
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019, 5.000%, 6/15/49, 144A	6/29 at 100.00	N/R	1,087,030
2,950	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	11/20 at 100.00	N/R	2,953,186
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	518,685
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB-	2,201,845
	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	0.000%, 5/15/35, 144A (4)	5/24 at 100.00	N/R	6,190,000
5,000	0.000%, 5/15/37, 144A (4)	5/24 at 100.00	N/R	3,868,750
1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 0.000%, 5/15/49, 144A (4)	5/25 at 100.00	N/R	773,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Collier County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Gulf Coast Charter Academy South Project, Series 2017A:
$ 1,110	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	$1,118,569
2,205	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	2,185,420
1,000	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49, 144A	11/31 at 100.00	N/R	1,088,770
2,520	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	11/20 at 100.00	N/R	2,558,833
1,670	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	11/20 at 100.00	N/R	1,669,566
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
2,635	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	2,920,977
5,370	5.125%, 11/01/50, 144A	11/32 at 100.00	N/R	6,009,030
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
2,500	4.700%, 11/01/39, 144A	11/29 at 100.00	N/R	2,663,700
4,010	4.750%, 11/01/49, 144A	11/29 at 100.00	N/R	4,255,693
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
770	5.250%, 11/01/37	11/28 at 100.00	N/R	844,913
1,985	5.600%, 11/01/46	11/28 at 100.00	N/R	2,201,147
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
2,340	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	2,584,858
3,440	5.375%, 11/01/50, 144A	11/29 at 100.00	N/R	3,765,252
2,725	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	2,932,045
2,295	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,424,163
6,495	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A	No Opt. Call	N/R	6,512,796
2,635	Cypress Bluff Community Development District, Florida, Special Assessment Bonds, Series 2019, 5.100%, 5/01/48	5/29 at 100.00	N/R	2,859,634
120	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/45	5/32 at 100.00	N/R	128,737
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
1,000	5.400%, 5/01/39, 144A	5/29 at 100.00	N/R	1,113,220
3,205	5.550%, 5/01/49, 144A	5/29 at 100.00	N/R	3,565,723
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A:
4,000	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	4,351,080
8,090	5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	8,743,591

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
$ 935	5.300%, 5/01/36	5/26 at 100.00	N/R	$986,612
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,519,103
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	2,075,799
1,165	Eagle Pointe Community Development District, Manatee County, Florida, Special Assessment Bonds, 2020 Project Assessment Area Series 2020, 4.125%, 5/01/40, 144A	5/30 at 100.00	N/R	1,211,763
8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	9,045,184
70	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	71,167
2,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	2,291,921
1,000	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019, 5.000%, 11/01/49	11/29 at 100.00	N/R	1,075,480
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,650	5.125%, 5/01/39	5/29 at 100.00	N/R	1,822,739
2,770	5.250%, 5/01/49	5/29 at 100.00	N/R	3,038,274
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
1,790	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	2,011,548
6,405	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	7,221,573
3,365	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	3,694,568
4,000	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48	11/27 at 100.00	N/R	4,234,920
535	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	565,233
	Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A-1:
2,780	5.500%, 11/01/29, 144A	No Opt. Call	N/R	2,987,638
1,000	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	1,101,530
2,000	5.625%, 5/01/49, 144A	5/29 at 100.00	N/R	2,201,680
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
45,230	3.000%, 8/15/50 – AGM Insured (UB) (5)	2/30 at 100.00	BBB	46,312,354
7,275	4.000%, 8/15/50 – AGM Insured (UB) (5)	2/30 at 100.00	A2	7,959,214
4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,132,996
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
1,245	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	1,342,795
2,410	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	2,589,979

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 500	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020, 4.200%, 5/01/50	5/30 at 100.00	N/R	$511,645
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,264,429
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,202,896
1,425	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Charter School, Series 2019A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,507,907
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	805,193
1,510	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,579,536
830	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	868,222
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery High School Project, Series 2020A:
3,000	5.000%, 6/01/40, 144A	6/29 at 100.00	N/R	3,110,820
2,500	5.000%, 6/01/55, 144A	6/29 at 100.00	N/R	2,556,300
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,452,956
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,432,815
3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	4,112,036
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
9,160	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	9,910,387
12,575	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	13,439,908
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
6,405	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	6,721,471
8,210	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	8,937,324
7,735	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	8,136,679
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	1,168,950
6,275	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	5,619,702
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc, Series 2020A, 5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	4,036,000
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	397,401
8,500	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	9,413,750

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,275	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33 (Pre-refunded 6/15/21)	6/21 at 100.00	N/R (7)	$5,546,029
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
3,500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	3,646,160
15,070	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	15,606,040
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	20,813,578
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,508,000
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,280,150
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,557,665
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C:
555	5.000%, 9/15/40, 144A	9/27 at 100.00	N/R	592,901
1,305	5.000%, 9/15/50, 144A	9/27 at 100.00	N/R	1,383,509
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Social Bonds-Unlocking Children 's Potential Charter Schools Project, Series 2020A:
850	5.000%, 6/01/40, 144A	6/28 at 100.00	N/R	878,356
1,950	5.000%, 6/01/50, 144A	6/28 at 100.00	N/R	1,989,683
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A:
3,225	6.000%, 6/15/37, 144A	6/27 at 100.00	N/R	3,378,445
6,215	6.125%, 6/15/47, 144A	6/27 at 100.00	N/R	6,447,317
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
130,740	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	113,235,221
553,070	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	479,295,993
14,500	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019, 7.000%, 12/01/48, 144A (4)	12/23 at 105.00	N/R	13,340,000
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
3,850	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	3,773,115
4,200	5.000%, 6/01/48, 144A	6/28 at 100.00	N/R	4,143,930
4,005	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	11/20 at 100.00	N/R	4,016,614
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	1,338,675
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,608,195

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,465	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	$2,598,529
4,250	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,683,032
	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,079,740
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,146,700
1,000	Forest Lake Community Development District, Polk County, Florida, Special Assessment Bonds, Assessment Area One Project, Series 2020, 4.000%, 5/01/51, 144A	5/30 at 100.00	N/R	1,005,520
10,755	Fort Lauderdale, Florida, General Obligation Bonds, Parks & Recreation Projects, Series 2020A, 3.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa1	11,637,233
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020:
5,720	5.375%, 11/01/40	11/29 at 100.00	N/R	5,837,088
8,390	5.500%, 11/01/50	11/29 at 100.00	N/R	8,576,006
1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,740,400
20	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	20,980
3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,157,110
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,054,090
2,095	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,179,659
4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,866,660
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,106,130
1,500	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020, 4.500%, 5/01/52	5/31 at 100.00	N/R	1,512,525
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
2,000	4.750%, 11/01/39	11/29 at 100.00	N/R	2,138,560
4,000	5.000%, 11/01/50	11/29 at 100.00	N/R	4,304,720
8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	8,926,600
1,530	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,568,969

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
$ 1,285	5.000%, 11/01/28	No Opt. Call	N/R	$1,343,390
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	11,390,073
3,605	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 11/01/29	No Opt. Call	N/R	3,868,021
2,400	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016, 4.625%, 5/01/46	5/26 at 100.00	N/R	2,498,040
4,880	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,094,720
	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
935	5.100%, 5/01/38, 144A	5/32 at 100.00	N/R	1,045,582
1,870	5.250%, 5/01/49, 144A	5/32 at 100.00	N/R	2,089,575
	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,793,234
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	6,890,076
3,900	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 5.125%, 1/01/50	1/29 at 100.00	N/R	4,191,486
760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	785,772
430	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	463,510
720	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36, 144A	5/27 at 100.00	N/R	785,131
2,230	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	2,391,564
1,200	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,286,940
4,500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One, Series 2016A-1, 6.250%, 11/01/47	11/36 at 100.00	N/R	5,729,490
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
810	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	894,945
1,185	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	1,313,975
915	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	1,100,946
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
3,700	4.500%, 11/01/29	No Opt. Call	N/R	3,833,903
1,955	4.250%, 11/01/40	11/29 at 100.00	N/R	1,998,948
3,000	4.500%, 11/01/50	11/29 at 100.00	N/R	3,091,320

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 510	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	11/20 at 100.00	N/R	$510,209
1,090	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017, 5.000%, 11/01/48	11/27 at 100.00	N/R	1,167,030
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
390	5.375%, 11/01/37	11/27 at 100.00	N/R	426,266
795	5.500%, 11/01/47	11/27 at 100.00	N/R	862,885
325	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	352,752
2,055	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	2,231,155
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
710	5.250%, 6/15/39, 144A	12/29 at 100.00	N/R	759,104
1,205	5.375%, 6/15/49, 144A	12/29 at 100.00	N/R	1,285,518
3,195	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	11/20 at 100.00	BB	3,197,396
	Holly Hill Road East Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 3 Project, Series 2020:
350	5.000%, 11/01/41	No Opt. Call	N/R	376,870
520	5.000%, 11/01/50	11/41 at 100.00	N/R	556,618
	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019:
465	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	501,200
700	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	751,177
	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,950	5.000%, 11/01/35	11/25 at 100.00	N/R	2,075,463
2,990	5.125%, 11/01/45	11/25 at 100.00	N/R	3,156,932
990	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 5.000%, 11/01/47	11/27 at 100.00	N/R	1,052,528
2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 17.474%, 10/01/41 (Pre-refunded 10/01/21), 144A (IF)	10/21 at 100.00	A1 (7)	3,102,294
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
490	5.125%, 11/01/34	11/24 at 100.00	N/R	512,050
895	5.375%, 11/01/44	11/24 at 100.00	N/R	938,470
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	637,450
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,080,027
3,590	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	11/20 at 100.00	N/R	3,595,241

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
$ 825	5.000%, 1/15/49, 144A	7/29 at 100.00	N/R	$858,866
825	5.000%, 1/15/54, 144A	7/29 at 100.00	N/R	855,822
1,190	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,264,649
8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,826,547
	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
3,500	5.250%, 11/01/33	11/22 at 100.00	N/R	3,648,365
3,000	5.750%, 11/01/42	11/22 at 100.00	N/R	3,160,290
2,940	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	3,137,862
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,610	5.000%, 5/01/38	5/28 at 100.00	N/R	1,732,022
2,665	5.100%, 5/01/48	5/28 at 100.00	N/R	2,855,414
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
765	4.875%, 5/01/39	5/29 at 100.00	N/R	823,209
1,065	5.000%, 5/01/49	5/29 at 100.00	N/R	1,134,704
2,965	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47, 144A	5/27 at 100.00	N/R	3,170,386
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre & Northwest Sector Projects, Series 2018:
1,200	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	1,345,344
1,990	5.650%, 5/01/48, 144A	5/29 at 100.00	N/R	2,241,994
920	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	5/25 at 100.00	N/R	973,452
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
1,170	5.000%, 5/01/38	5/28 at 100.00	N/R	1,248,905
2,550	5.100%, 5/01/48	5/28 at 100.00	N/R	2,716,439
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1B, Series 2018:
2,250	5.300%, 5/01/39	5/29 at 100.00	N/R	2,462,310
4,000	5.450%, 5/01/48	5/29 at 100.00	N/R	4,413,040
1,745	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory Put 9/15/27)	11/20 at 100.00	N/R	1,749,048
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
9,050	5.250%, 6/15/27	11/20 at 100.00	BB-	9,057,783
35,550	5.375%, 6/15/37	11/20 at 100.00	BB-	35,565,997

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
$ 2,625	5.500%, 6/15/32	6/22 at 100.00	BB-	$2,670,386
4,700	5.750%, 6/15/42	6/22 at 100.00	BB-	4,764,108
5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	5,923,735
3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,677,518
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
790	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	801,423
2,000	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	2,022,720
7,650	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	7,627,050
12,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Refunding Fixed Rate Mode Series 2019A-1, 4.000%, 4/01/49 (UB) (5)	4/29 at 100.00	A2	13,400,880
211	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	11/20 at 100.00	N/R	211,158
1,190	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	1,263,840
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
5,585	4.375%, 5/01/40	5/30 at 100.00	N/R	5,913,901
7,825	4.500%, 5/01/51	5/30 at 100.00	N/R	8,267,034
4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	765,000
	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,063,540
3,685	5.625%, 5/01/46	5/26 at 100.00	N/R	3,951,020
410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	446,474
2,700	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017, 5.000%, 5/01/48	5/28 at 100.00	N/R	2,937,087
	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB) (5)	9/25 at 100.00	AA-	15,081,929
7,000	5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	7,730,030
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	4,156,666
6,530	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	6,903,320

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
$ 11,005	5.125%, 11/01/39	11/27 at 100.00	N/R	$11,987,967
18,825	5.250%, 11/01/49	11/27 at 100.00	N/R	20,456,374
10,635	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018B, 4.000%, 4/01/53 (UB) (5)	4/28 at 100.00	A-	11,406,888
3,250	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/48	1/28 at 100.00	BBB-	3,556,702
4,625	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Inc , Series 2017, 5.000%, 9/15/44, 144A	9/27 at 100.00	BBB	5,045,644
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014:
1,000	5.000%, 9/15/34	9/24 at 100.00	BBB	1,075,270
1,730	5.250%, 9/15/44	9/24 at 100.00	BBB	1,846,498
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35, 144A	9/25 at 100.00	N/R	1,581,015
3,500	6.000%, 9/15/45, 144A	9/25 at 100.00	N/R	3,670,520
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018:
9,500	4.000%, 7/01/45 (UB) (5)	7/28 at 100.00	AA	10,825,060
18,515	4.000%, 7/01/48 (UB) (5)	7/28 at 100.00	AA	21,081,920
9,100	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B, 4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	A+	10,559,731
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
980	5.000%, 5/01/29	5/23 at 100.00	N/R	1,026,981
6,705	5.000%, 5/01/37	5/23 at 100.00	N/R	6,937,529
13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,387,225
7,180	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	7,592,204
9,140	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	9,148,774
1,415	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,454,295
2,660	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 5.625%, 11/01/45	11/24 at 100.00	N/R	2,880,487
	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
1,555	5.000%, 11/01/38, 144A	11/28 at 100.00	N/R	1,651,597
2,655	5.125%, 11/01/48, 144A	11/28 at 100.00	N/R	2,817,247
870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	11/20 at 100.00	N/R	313,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/20 (4)	No Opt. Call	N/R	$572,400
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
800	5.500%, 11/01/39	11/30 at 100.00	N/R	889,488
1,390	5.625%, 11/01/49	11/30 at 100.00	N/R	1,548,543
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
3,240	4.500%, 5/01/40	5/29 at 100.00	N/R	3,377,311
5,675	4.750%, 5/01/50	5/29 at 100.00	N/R	5,917,039
8,055	North Springs Improvement District, Broward County, Florida, Water Management Bonds, Parkland Bay Unit Area, Series 2018, 5.000%, 5/01/48	5/28 at 100.00	N/R	8,680,712
1,925	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,029,220
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,901,636
3,500	5.000%, 8/01/46	8/24 at 100.00	N/R	3,710,140
13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	14,682,899
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
3,280	5.500%, 8/01/39	8/29 at 100.00	N/R	3,758,880
5,730	5.625%, 8/01/49	8/29 at 100.00	N/R	6,600,043
3,300	Ocean and Highway Port Authority, Florida, Port Facilities Revenue Bonds, Worldwide Terminals Fernandina, LLC Project, Series 2019, 5.500%, 12/01/49, 144A (AMT)	12/29 at 100.00	N/R	3,165,723
345	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Tender Option Bond Trust 2016-XF1056, 16.978%, 10/01/42 (Pre-refunded 4/01/22), 144A (IF) (5)	4/22 at 100.00	A2 (7)	406,686
2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,407,269
	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,005	5.125%, 5/01/38	5/28 at 100.00	N/R	1,070,375
1,130	5.250%, 5/01/48	5/28 at 100.00	N/R	1,202,410

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2:
$ 1,250	0.000%, 10/01/40	10/29 at 68.72	BBB-	$633,088
3,905	0.000%, 10/01/41	10/29 at 66.18	BBB-	1,897,986
2,850	0.000%, 10/01/42	10/29 at 63.69	BBB-	1,329,696
4,425	0.000%, 10/01/43	10/29 at 61.27	BBB-	1,980,674
2,600	0.000%, 10/01/44	10/29 at 59.08	BBB-	1,114,854
4,675	0.000%, 10/01/45	10/29 at 56.95	BBB-	1,930,354
3,000	0.000%, 10/01/46	10/29 at 54.89	BBB-	1,192,620
4,860	0.000%, 10/01/47	10/29 at 52.89	BBB-	1,859,728
1,700	0.000%, 10/01/48	10/29 at 50.96	BBB-	626,059
3,250	0.000%, 10/01/49	10/29 at 49.08	BBB-	1,148,095
2,500	0.000%, 10/01/50	10/29 at 47.17	BBB-	849,650
3,000	0.000%, 10/01/51	10/29 at 45.32	BBB-	980,550
3,000	0.000%, 10/01/52	10/29 at 43.62	BBB-	942,840
3,000	0.000%, 10/01/53	10/29 at 41.97	BBB-	906,390
2,500	0.000%, 10/01/54	10/29 at 40.38	BBB-	728,500
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
415	6.750%, 6/01/24	6/22 at 102.00	N/R	455,043
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,095,850
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,095,500
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,467,150
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	12,701,188
11,345	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 7.000%, 10/01/47 (Mandatory Put 10/01/29)	10/23 at 103.00	N/R	10,210,500
7,115	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A	4/29 at 100.00	Ba1	6,887,960
1,180	Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.300%, 5/01/50	5/30 at 100.00	N/R	1,211,353
550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	665,341
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2020:
800	3.875%, 5/01/40	5/30 at 100.00	N/R	808,264
1,000	4.100%, 5/01/50	5/30 at 100.00	N/R	1,011,030
1,620	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019B, 5.500%, 11/01/32	No Opt. Call	N/R	1,793,567
	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
175	4.875%, 5/01/22	No Opt. Call	N/R	179,316
1,360	5.375%, 5/01/31	5/22 at 100.00	N/R	1,409,654

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 8,545	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	11/20 at 100.00	N/R	$8,554,058
2,192	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	10/20 at 100.00	N/R	2,200,789
1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,089,620
	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2018:
500	5.250%, 11/01/38	11/29 at 100.00	N/R	540,585
1,000	5.375%, 11/01/49	11/29 at 100.00	N/R	1,080,000
2,380	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (AMT)	1/22 at 100.00	N/R	2,411,868
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
180	5.750%, 11/01/22	No Opt. Call	N/R	186,867
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,477,275
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,272,710
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,428,705
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,391,899
3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,371,810
7,490	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	8,353,971
	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	2,956,597
2,705	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,874,576
2,530	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,674,843
2,230	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38, 144A	11/27 at 100.00	N/R	2,370,066
2,395	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,498,368
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
1,000	4.500%, 5/01/39	5/29 at 100.00	N/R	1,044,110
2,000	4.625%, 5/01/50	5/29 at 100.00	N/R	2,088,500
2,745	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50 (WI/DD, Settling 10/02/20)	5/29 at 100.00	N/R	2,919,856
1,002	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,069,595

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,395	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/38	5/28 at 100.00	N/R	$1,492,748
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
580	5.450%, 5/01/31	5/26 at 100.00	N/R	606,001
820	5.600%, 5/01/37	5/26 at 100.00	N/R	846,945
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,141,680
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,146,110
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
2,000	5.375%, 11/01/38, 144A	11/29 at 100.00	N/R	2,224,500
3,760	5.500%, 11/01/49, 144A	11/29 at 100.00	N/R	4,176,721
1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,168,128
1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,863,268
1,250	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017, 5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	1,323,463
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
1,500	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	1,646,265
3,000	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	3,273,780
4,000	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019, 5.000%, 5/01/49	5/29 at 100.00	N/R	4,523,600
	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1:
390	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	430,548
580	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	644,977
1,100	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1B, Refunding Series 2018A-2, 5.500%, 5/01/49, 144A	No Opt. Call	N/R	1,111,792
310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47, 144A	11/27 at 100.00	N/R	332,280
2,020	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,124,959
4,000	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A, 5.250%, 11/01/48	11/27 at 100.00	N/R	4,354,400
260	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017B, 5.350%, 11/01/29	No Opt. Call	N/R	288,189
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
995	5.250%, 5/01/39	5/31 at 100.00	N/R	1,108,390
2,925	5.375%, 5/01/49	5/31 at 100.00	N/R	3,283,546

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,600	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	11/20 at 100.00	N/R	$5,603,304
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	69,158
785	5.375%, 5/01/37	5/27 at 100.00	N/R	847,549
2,740	5.625%, 5/01/47	5/27 at 100.00	N/R	2,970,955
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
1,510	5.000%, 5/01/38	5/28 at 100.00	N/R	1,633,201
3,750	5.375%, 5/01/49	5/28 at 100.00	N/R	4,106,475
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
36,610	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	A1	40,492,491
50,915	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	A1	55,893,469
	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
400	4.875%, 5/01/35	5/26 at 100.00	N/R	429,476
100	5.000%, 5/01/38	5/26 at 100.00	N/R	107,830
2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB	2,105,600
2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,149,542
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,000	5.000%, 5/01/39	5/29 at 100.00	N/R	1,086,080
1,250	5.250%, 5/01/49	5/29 at 100.00	N/R	1,374,375
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,252,691
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,489,012
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37, 144A	11/27 at 100.00	N/R	1,651,331
3,000	5.250%, 11/01/47, 144A	11/27 at 100.00	N/R	3,252,240
2,215	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,317,422
2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,761,550
1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,877,365
880	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	930,424

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	11/20 at 101.00	N/R	$1,283,462
3,945	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 5.500%, 11/01/44	11/29 at 100.00	N/R	4,646,460
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
500	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	552,485
1,320	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	1,457,702
725	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	787,307
1,561	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,645,637
1,815	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	1,918,110
6,000	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1, 4.750%, 5/01/50	5/29 at 100.00	N/R	6,256,320
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,000	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	1,093,100
1,250	5.000%, 11/01/48, 144A	11/32 at 100.00	N/R	1,350,725
1,000	Timber Creek Southwest Community Development District, Lee County, Florida, Special Assessment Bonds, 2020 Project, Series 2020, 4.000%, 6/15/50	6/30 at 100.00	N/R	1,024,230
	Tohoqua Community Development District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,020	4.700%, 5/01/38, 144A	5/28 at 100.00	N/R	1,071,714
1,075	4.800%, 5/01/48, 144A	5/28 at 100.00	N/R	1,128,621
11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	9,289,338
	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
580	4.850%, 5/01/38, 144A	5/28 at 100.00	N/R	636,173
975	5.000%, 5/01/48, 144A	5/28 at 100.00	N/R	1,064,915
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/20 (4)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (4)	11/20 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	11/20 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	11/20 at 100.00	N/R	104
12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	11/20 at 100.00	N/R	121
5,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.625%, 5/01/40, 144A	5/28 at 100.00	N/R	5,442,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	$31,733,368
21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	15,058,062
23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	11/20 at 100.00	N/R	235
2,340	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 5.125%, 5/01/39	5/28 at 100.00	N/R	2,603,156
3,235	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,796,078
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
285	5.375%, 5/01/38	5/29 at 100.00	N/R	310,408
535	5.500%, 5/01/49	5/29 at 100.00	N/R	579,442
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
1,280	5.375%, 5/01/38	5/29 at 100.00	N/R	1,396,045
2,645	5.500%, 5/01/49	5/29 at 100.00	N/R	2,866,704
1,225	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	1,297,410
2,500	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	2,647,775
4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	5,114,283
825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	904,431
	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One - Phase 2 Project, Series 2018:
725	5.250%, 11/01/39, 144A	11/30 at 100.00	N/R	784,863
1,000	5.375%, 11/01/49, 144A	11/30 at 100.00	N/R	1,081,300
750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	939,465
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
1,400	4.625%, 5/01/39	5/29 at 100.00	N/R	1,452,682
2,800	4.750%, 5/01/50	5/29 at 100.00	N/R	2,899,876
1,550	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019B, 4.875%, 5/01/32	No Opt. Call	N/R	1,648,844
1,605	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	1,675,732
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,100	5.375%, 5/01/38	5/28 at 100.00	N/R	1,209,153
3,370	5.500%, 5/01/49	5/28 at 100.00	N/R	3,717,986

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
$ 1,400	5.000%, 11/01/39	11/29 at 100.00	N/R	$1,517,446
2,500	5.125%, 11/01/49	11/29 at 100.00	N/R	2,706,600
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	2,111,760
570	5.125%, 11/01/45	11/25 at 100.00	N/R	599,201
2,440	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,707,253
12,235	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	13,718,738
2,535	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	N/R	2,842,419
615	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	644,016
	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	278,233
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,082,520
2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47, 144A	11/28 at 100.00	N/R	2,222,760
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
1,485	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	1,606,280
2,630	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	2,832,589
2,795	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 5/01/49, 144A	No Opt. Call	N/R	3,097,335
	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,547,520
130	6.125%, 5/01/42	5/22 at 100.00	N/R	135,470
2,735	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	2,821,645
1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,372,777
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
1,135	5.000%, 11/01/39	11/29 at 100.00	N/R	1,243,188
1,080	5.000%, 11/01/39	11/29 at 100.00	N/R	1,182,946
1,850	5.125%, 11/01/49	11/29 at 100.00	N/R	2,029,358
1,765	5.125%, 11/01/49	11/29 at 100.00	N/R	1,936,117
1,900	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	11/20 at 101.00	N/R	1,920,539

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,440	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	$4,595,089
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017:
1,640	4.750%, 11/01/38	11/27 at 100.00	N/R	1,736,924
2,200	5.000%, 11/01/48	11/27 at 100.00	N/R	2,331,648
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017:
1,300	4.750%, 11/01/38	11/27 at 100.00	N/R	1,376,830
1,800	5.000%, 11/01/48	11/27 at 100.00	N/R	1,907,712
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017:
1,530	5.000%, 11/01/38	11/27 at 100.00	N/R	1,633,214
2,460	5.125%, 11/01/48	11/27 at 100.00	N/R	2,622,852
1,925	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019, 4.875%, 5/01/50	5/29 at 100.00	N/R	2,066,507
185	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB-	193,800
	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,925	5.125%, 11/01/38, 144A	11/28 at 100.00	N/R	2,041,270
4,000	5.250%, 11/01/49, 144A	11/28 at 100.00	N/R	4,237,640
	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,940	5.125%, 11/01/35	11/24 at 100.00	N/R	2,053,548
1,605	5.250%, 5/01/39	5/27 at 100.00	N/R	1,710,465
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
3,030	4.750%, 5/01/39	5/29 at 100.00	N/R	3,268,158
6,500	5.000%, 5/01/50	5/29 at 100.00	N/R	7,066,345
710	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 5.000%, 5/01/50, 144A	5/29 at 100.00	N/R	763,790
	Westside Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Solara Phase 1 Assessment Area, Series 2018:
535	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	580,101
575	5.200%, 5/01/48, 144A	5/28 at 100.00	N/R	624,370
2,600	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017, 5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,782,026
1,550	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2019, 4.625%, 5/01/50	5/29 at 100.00	N/R	1,633,545

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
$ 1,500	5.000%, 5/01/39	5/29 at 100.00	N/R	$1,629,120
3,000	5.200%, 5/01/50	5/29 at 100.00	N/R	3,284,370
1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,981,153
1,000	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49	11/29 at 100.00	N/R	1,063,230
1,555	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	N/R	1,648,938
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	535,870
2,380	5.625%, 5/01/45	5/25 at 100.00	N/R	2,558,976
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	958,408
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,777,673
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
510	5.125%, 5/01/36	5/28 at 100.00	N/R	547,985
925	5.500%, 5/01/46	5/28 at 100.00	N/R	1,009,573
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
1,890	5.500%, 11/01/39, 144A	11/30 at 100.00	N/R	2,111,470
3,265	5.625%, 11/01/49, 144A	11/30 at 100.00	N/R	3,640,475
2,659,886	Total Florida			2,536,607,685
	Georgia – 2.2%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
500	6.500%, 1/01/29	1/28 at 100.00	N/R	418,400
16,375	6.750%, 1/01/35	1/28 at 100.00	N/R	13,687,371
31,660	7.000%, 1/01/40	1/28 at 100.00	N/R	26,457,312
	Atlanta Development Authority, Georgia, Student Housing Facilities Revenue Bonds, ADA/CAU Partners, Inc Project at Clark Atlanta University, Series 2004A:
10,820	6.000%, 7/01/36 – ACA Insured	11/20 at 100.00	N/R	10,821,731
5,695	6.250%, 7/01/36 – ACA Insured	11/20 at 100.00	N/R	5,695,968
1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BB+	1,501,825
11,460	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	12,722,777
4,385	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 22.365%, 3/01/23, 144A (IF) (5)	No Opt. Call	AA-	8,389,733

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
$ 890	5.250%, 12/01/22 (4), (8)	11/20 at 100.00	N/R	$71,209
95	5.375%, 12/01/28 (4), (8)	11/20 at 100.00	N/R	7,601
10,385	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa2	11,825,711
9,800	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29	11/20 at 100.00	BB-	9,839,284
	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc, Series 2017:
1,000	4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	1,119,410
22,510	4.000%, 8/15/48 (UB) (5)	2/28 at 100.00	AA-	24,919,020
4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,023,553
5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	N/R (7)	6,262,131
40,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2020A, 3.000%, 2/15/47 (UB) (5)	2/30 at 100.00	A	40,956,800
2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Tender Option Bond Trust 2015-XF1016, 23.897%, 8/15/49, 144A (IF) (5)	2/25 at 100.00	AA-	4,661,517
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
14,795	4.000%, 1/01/44 – AGM Insured (UB) (5)	7/28 at 100.00	BBB+	16,909,501
28,600	4.000%, 1/01/49 (UB) (5)	7/28 at 100.00	BBB+	32,003,114
34,110	4.000%, 1/01/59 (UB) (5)	7/28 at 100.00	BBB+	37,540,102
7,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A	7,751,240
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
721	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	745,359
2,242	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,334,835
2,461	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,562,464
	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
1,840	5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	1,909,368
1,550	6.000%, 6/15/52, 144A	6/27 at 100.00	N/R	1,605,986
20,610	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43 (UB) (5)	5/29 at 100.00	A3	24,266,008
	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc Project, Refunding Series 2017A:
3,000	5.000%, 11/01/27, 144A	No Opt. Call	Ba3	3,136,920
5,000	5.000%, 11/01/37, 144A	11/27 at 100.00	Ba3	5,221,950

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A:
$ 47,285	5.000%, 1/01/49 (UB) (5)	7/28 at 100.00	Baa1	$56,580,758
16,000	5.000%, 1/01/59 (UB) (5)	7/28 at 100.00	Baa1	18,986,400
15,700	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2019A, 4.000%, 1/01/49 (UB) (5)	1/29 at 100.00	BBB+	17,677,730
3,330	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019, 5.250%, 10/01/49	10/26 at 103.00	N/R	3,325,072
384,129	Total Georgia			416,938,160
	Guam – 0.1%
2,095	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,145,154
	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,005,350
9,000	6.875%, 12/01/40	12/20 at 100.00	B+	9,050,400
1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	1,491,837
13,505	Total Guam			13,692,741
	Hawaii – 0.3%
1,565	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	Ba3	1,282,079
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,140,624
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	9,722,727
7,405	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	7,614,784
16,795	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT) (UB) (5)	3/27 at 100.00	Baa2	17,945,962
5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BBB	5,450,416
	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,141,184
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,106,650
47,560	Total Hawaii			49,404,426
	Idaho – 0.1%
3,525	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	3,609,177

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A:
$ 680	4.500%, 7/01/30, 144A	7/25 at 100.00	N/R	$679,959
2,270	5.000%, 7/01/40, 144A	7/25 at 100.00	N/R	2,267,004
6,040	5.250%, 7/01/55, 144A	7/25 at 100.00	N/R	6,029,913
275	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020B, 5.250%, 7/01/27, 144A	7/25 at 100.00	N/R	274,700
955	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc Project, Series 2018A, 6.000%, 7/01/49, 144A	7/28 at 100.00	BB	1,076,352
	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc Project, Series 2015A:
975	5.000%, 6/01/35	6/25 at 100.00	BBB	1,074,060
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,583,086
17,100	Total Idaho			17,594,251
	Illinois – 12.7%
6,410	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.700%, 5/01/36	11/20 at 100.00	N/R	6,182,381
5,348	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	11/20 at 100.00	N/R	5,027,024
4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	3,989,880
4,590	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,684,325
5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 22.955%, 12/01/39, 144A (IF) (5)	12/21 at 100.00	A2	6,522,049
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
11,130	5.750%, 4/01/35 (UB) (5)	4/27 at 100.00	A-	12,814,414
38,215	6.100%, 4/01/36 (UB) (5)	4/27 at 100.00	A-	45,301,972
119,345	6.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A-	138,236,120
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
6,115	5.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A-	6,627,926
4,685	5.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A-	5,049,306
7,500	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/46 (UB) (5)	4/28 at 100.00	A	8,161,425
2,130	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	2,277,417
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
58,530	5.000%, 12/01/41	12/21 at 100.00	B1	59,122,324
1,100	5.250%, 12/01/41	12/21 at 100.00	B1	1,115,477
4,605	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/31	12/20 at 100.00	B1	4,616,789

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	$20,894,832
23,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/23 at 100.00	BB-	23,456,550
255,480	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB-	302,209,847
42,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	52,732,439
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
8,445	4.000%, 12/01/50 (UB) (5)	12/29 at 100.00	A+	9,150,833
6,905	4.000%, 12/01/55 (UB) (5)	12/29 at 100.00	A+	7,471,555
8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (Pre-refunded 12/01/21) (UB) (5)	12/21 at 100.00	A3 (7)	9,464,667
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
52,720	5.000%, 12/01/44 (UB) (5)	12/24 at 100.00	AA	59,351,122
20,000	5.250%, 12/01/49 (UB) (5)	12/24 at 100.00	AA	22,543,800
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
2,950	21.963%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	4,804,016
8,000	21.977%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	13,031,200
500	21.977%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	814,450
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
2,600	21.784%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	4,235,140
2,000	21.784%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	3,257,800
3,755	21.784%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	6,116,520
1,000	23.029%, 12/01/49 (Mandatory Put 10/07/20), 144A (IF) (5)	12/24 at 100.00	AA	1,635,950
2,000	23.029%, 12/01/49, 144A (IF) (5)	12/24 at 100.00	AA	3,271,900
1,150	23.029%, 12/01/49, 144A (IF) (5)	12/24 at 100.00	AA	1,881,343
4,908	Chicago, Illinois, Certificates of Participation Tax Increment Allocation Bonds, Pulaski Promenade Project, Note Series 2017, 5.240%, 2/15/31, 144A	10/20 at 100.00	N/R	4,907,815
848	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	10/20 at 100.00	N/R	847,733
10,044	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	10,167,039
5,530	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	11/20 at 100.00	N/R	3,967,474
4,116	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/20 at 100.00	N/R	4,116,617
5,620	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	5,618,268

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2018A:
$ 20,320	4.000%, 1/01/43 (AMT) (UB) (5)	1/29 at 100.00	A	$22,226,829
30,550	5.000%, 1/01/48 (AMT) (UB) (5)	1/29 at 100.00	A	35,838,205
6,375	5.000%, 1/01/53 (AMT) (UB) (5)	1/29 at 100.00	A	7,420,181
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
18,485	4.000%, 1/01/44 (UB) (5)	1/29 at 100.00	A	20,424,446
3,500	5.000%, 1/01/48 (UB) (5)	1/29 at 100.00	A	4,131,435
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	5,818,893
32,270	0.000%, 1/01/39 – NPFG Insured	No Opt. Call	BBB-	16,024,637
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	2,756,253
2,000	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,105,660
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,622,325
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	3,115,639
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,495,907
5,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	5,109,750
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB-	5,470,300
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB-	16,338,936
92,600	6.000%, 1/01/38	1/27 at 100.00	BBB-	101,290,510
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	2,901,085
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,053,207
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
6,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	6,327,180
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,185,170
15,815	5.500%, 1/01/40	1/25 at 100.00	Ba1	16,511,334
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,000	0.000%, 1/01/27	No Opt. Call	Ba1	803,360
5,030	0.000%, 1/01/29	No Opt. Call	Ba1	3,679,747
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	Ba1	3,078,995
4,130	5.000%, 1/01/40	1/21 at 100.00	Ba1	4,142,101
9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,508,852
3,365	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB-	3,471,502

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Series 2000A:
$ 5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	BBB-	$4,477,684
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	BBB-	3,212,096
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB-	4,099,602
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB-	4,992,597
1,795	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44	1/29 at 100.00	BBB-	1,824,779
800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 22.527%, 1/01/35, 144A (IF) (5)	1/21 at 100.00	A2	838,528
8,110	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	8,456,459
6,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%, 11/15/39 (UB)	11/27 at 100.00	AA	6,555,480
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2018:
1,400	4.000%, 11/15/34 (UB) (5)	11/27 at 100.00	AA	1,552,908
16,170	4.000%, 11/15/37 (UB) (5)	11/27 at 100.00	AA	17,758,379
1,645	4.000%, 11/15/38 (UB) (5)	11/27 at 100.00	AA	1,801,801
700	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	699,384
7,000	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A	12/29 at 100.00	N/R	6,489,210
2,000	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 22.177%, 12/01/21, 144A (IF) (5)	No Opt. Call	A1	3,196,000
930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (AMT)	11/20 at 100.00	B3	930,344
9,645	Illinois Finance Authority, 4.000%, 12/01/34 (UB) (5)	12/29 at 100.00	Aa1	11,657,526
	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36, 144A (4)	11/26 at 100.00	N/R	9,004,487
13,325	6.375%, 11/01/46, 144A (4)	11/26 at 100.00	N/R	9,986,688
1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24, 144A (4)	No Opt. Call	N/R	1,729,114
46,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47 (UB) (5)	11/28 at 100.00	A3	50,990,540
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	902,350
4,475	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	4,812,907
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,285	6.875%, 10/01/31	10/21 at 100.00	BB+	1,333,303
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,387,765

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Local Government Program Revenue Bonds, Maine Township High School District Number 207 Project, Series 2019:
$ 5,500	4.000%, 12/01/37 (UB) (5)	12/29 at 100.00	Aa1	$6,565,295
11,690	4.000%, 12/01/38 (UB) (5)	12/29 at 100.00	Aa1	13,897,072
12,200	4.000%, 11/01/39 (UB) (5)	12/29 at 100.00	Aa1	14,450,168
	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017:
4,500	5.250%, 5/15/42	5/24 at 103.00	N/R	4,058,640
450	5.250%, 5/15/54	5/24 at 103.00	N/R	384,287
29,150	5.500%, 5/15/54	5/24 at 103.00	N/R	26,279,016
44,090	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 4.000%, 6/01/47 (UB) (5)	6/22 at 100.00	Aa3	45,253,095
	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017:
2,500	4.000%, 8/15/37 (UB) (5)	8/27 at 100.00	AA-	2,823,725
6,000	4.000%, 8/15/39 (UB) (5)	8/27 at 100.00	AA-	6,742,560
2,455	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 4.000%, 2/15/36 (UB)	2/27 at 100.00	Aa2	2,750,459
5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/20 at 100.00	N/R	5,189,792
780	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (AMT)	11/20 at 100.00	N/R	724,058
2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB-	3,002,056
19,040	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A, 3.250%, 8/15/49 (UB) (5)	8/30 at 100.00	AA-	20,065,304
3,500	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/42 (UB) (5)	8/22 at 100.00	Aa2	3,634,260
119,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (UB) (5)	1/28 at 100.00	Aa2	131,817,499
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	17.727%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	714,067
1,000	17.757%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	1,275,120
1,925	17.768%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	2,350,213
490	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 2016-XG0026-D, 19.536%, 8/15/37 (Pre-refunded 2/15/21), 144A (IF)	2/21 at 100.00	AA- (7)	528,044
27,940	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 3.000%, 5/15/50 (UB) (WI/DD, Settling 10/01/20) (5)	11/30 at 100.00	A3	27,420,595
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	17.235%, 5/15/41 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	A3 (7)	4,225,100
2,500	17.235%, 5/15/41 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	A3 (7)	2,996,525

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2019A:
$ 5,650	6.125%, 4/01/49, 144A	10/28 at 100.50	N/R	$5,817,636
19,995	6.125%, 4/01/58, 144A	10/28 at 100.50	N/R	20,472,681
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
665	21.422%, 8/15/41, 144A (IF) (5)	8/21 at 100.00	A2	767,530
1,030	21.539%, 8/15/41, 144A (IF) (5)	8/21 at 100.00	A2	1,189,712
69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (5)	2/27 at 100.00	AA-	76,528,589
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	19.408%, 8/15/41 (Pre-refunded 2/15/21), 144A (IF) (5)	2/21 at 100.00	AA- (7)	4,579,970
3,025	19.408%, 8/15/41 (Pre-refunded 2/15/21), 144A (IF) (5)	2/21 at 100.00	AA- (7)	3,259,861
40,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2018A, 5.000%, 10/01/48 (UB) (5)	10/27 at 100.00	AA-	47,979,600
3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,042,830
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA-	23,030,400
1,660	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B-	1,390,084
22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	9/19 at 100.00	AA+	22,050,939
	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
2,245	18.566%, 6/15/32, 144A (IF) (5)	6/24 at 100.00	BB+	3,237,402
3,305	18.569%, 6/15/32, 144A (IF) (5)	6/24 at 100.00	BB+	4,766,240
250	18.576%, 6/15/32, 144A (IF) (5)	6/24 at 100.00	BB+	360,575
	Illinois State, General Obligation Bonds, April Series 2014:
8,695	5.000%, 4/01/36 – AGM Insured (UB) (5)	4/24 at 100.00	A2	9,323,388
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB-	5,100,300
4,445	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB-	4,530,877
1,300	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/41	1/26 at 100.00	BBB-	1,333,410
	Illinois State, General Obligation Bonds, March Series 2012:
11,500	5.000%, 3/01/30 (UB) (5)	3/22 at 100.00	BBB-	11,708,840
10,500	5.000%, 3/01/33 (UB) (5)	3/22 at 100.00	BBB-	10,639,860
	Illinois State, General Obligation Bonds, May Series 2014:
7,625	5.000%, 5/01/33 (UB) (5)	5/24 at 100.00	BBB-	7,866,484
100	5.000%, 5/01/36	5/24 at 100.00	BBB-	102,478
13,785	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	15,147,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, November Series 2016:
$ 2,000	5.000%, 11/01/35	11/26 at 100.00	BBB-	$2,083,160
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB-	1,036,160
	Illinois State, General Obligation Bonds, Series 2013:
170	5.500%, 7/01/26	7/23 at 100.00	BBB-	180,253
100	5.500%, 7/01/38	7/23 at 100.00	BBB-	103,478
1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 17.545%, 4/01/32, 144A (IF) (5)	4/24 at 100.00	A2	2,368,215
6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 17.780%, 2/01/39, 144A (IF) (5)	2/24 at 100.00	A2	8,398,633
	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	17.482%, 7/01/28, 144A (IF) (5)	7/23 at 100.00	BBB-	3,560,590
1,850	18.472%, 7/01/33, 144A (IF) (5)	7/23 at 100.00	BBB-	2,359,398
8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Obligation September Series 2016A, 4.000%, 6/15/31 (UB) (5)	6/26 at 100.00	BBB	9,346,911
	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2:
6,805	5.500%, 1/01/30, 144A (4)	3/28 at 100.00	N/R	6,679,992
4,015	5.500%, 1/01/36, 144A (4)	3/28 at 100.00	N/R	3,761,493
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	4,222,679
10	0.000%, 12/15/50	No Opt. Call	BB+	2,653
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	2,379,636
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	2,508,794
7,735	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50 (UB) (5)	12/29 at 100.00	A2	8,359,833
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BB+	3,996,291
985	5.000%, 6/15/53	12/25 at 100.00	BB+	1,051,044
7,360	5.000%, 6/15/53 (UB) (5)	12/25 at 100.00	BB+	7,853,488
75,640	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.000%, 12/15/54	No Opt. Call	BB+	16,607,518
31,480	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured (UB) (5)	No Opt. Call	BB+	14,277,754

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$ 20,305	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	$12,524,733
8,470	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	5,114,610
15,425	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	9,116,329
24,650	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	13,950,421
42,555	0.000%, 6/15/38 – NPFG Insured	No Opt. Call	BB+	22,663,942
25,000	0.000%, 12/15/40 – AGM Insured (UB) (5)	No Opt. Call	A2	12,671,500
155	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	72,038
4,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 17.310%, 6/15/52, 144A (IF) (5)	6/22 at 100.00	BB+	4,400,080
2,260	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	2,160,763
2,795	North Pullman Chicago Neighborhood Initiatives, Inc, Illinois, Certificates of Participation, Gotham Greens Greenhouse Facility, Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	2,731,386
4,975	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	5,031,765
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2018B:
14,340	4.000%, 6/01/45 (UB) (5)	6/28 at 100.00	AA	15,871,799
20,000	4.000%, 6/01/48 (UB) (5)	6/28 at 100.00	AA	21,826,400
— (9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd, Series 1999C, 7.250%, 10/15/24 (AMT)	No Opt. Call	N/R	187
51,495	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 4.000%, 1/01/48 (UB) (5)	1/28 at 100.00	AA-	54,141,843
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
40,000	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA-	46,788,400
40,000	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA	47,012,800
26,800	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	24,557,644
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
500	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	604,755
7,375	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	8,920,136
1,000	Upper Illinois River Valley Development Authority, Education Facilities Revenue Bonds, Prairie Crossing Charter School, Series 2020, 5.000%, 1/01/55, 144A	1/27 at 100.00	N/R	1,012,770
1,559	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	11/20 at 100.00	N/R	1,560,871
140	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	11/20 at 100.00	N/R	138,312
3,695	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)	10/20 at 100.00	N/R	1,514,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,443	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (4)	10/20 at 100.00	N/R	$2,027,231
1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,843,494
5,340	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	11/20 at 100.00	N/R	5,342,723
2,367,701	Total Illinois			2,397,333,972
	Indiana – 1.3%
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
925	6.625%, 1/15/34, 144A (4)	1/24 at 104.00	N/R	914,242
1,000	6.750%, 1/15/43, 144A (4)	1/24 at 104.00	N/R	988,620
2,100	6.875%, 1/15/52, 144A (4)	1/24 at 104.00	N/R	2,076,375
2,500	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam Project, Series 2020A, 5.375%, 1/01/40	1/27 at 102.00	N/R	2,532,175
	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	0.000%, 11/15/42 (4)	11/22 at 100.00	N/R	10,000
7,500	0.000%, 11/15/47 (4)	11/22 at 100.00	N/R	75,000
	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
4,840	6.125%, 1/15/34, 144A (4)	1/24 at 104.00	N/R	4,783,856
5,980	6.250%, 1/15/43, 144A (4)	1/24 at 104.00	N/R	5,912,306
2,000	6.375%, 1/15/51, 144A (4)	1/24 at 104.00	N/R	1,977,620
	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017:
510	5.125%, 1/01/32	1/23 at 105.00	N/R	506,731
4,465	5.350%, 1/01/38	1/23 at 105.00	N/R	4,390,613
7,045	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.625%, 1/01/38, 144A	1/24 at 105.00	N/R	7,172,162
1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 18.315%, 4/01/30, 144A (IF) (5)	No Opt. Call	AA	3,837,427
7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	7,424,799
7,465	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.375%, 7/01/47	7/27 at 100.00	BB	7,823,245
4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB-	4,731,705
3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39	11/20 at 100.00	B	3,931,476
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,583,207
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,126,542

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
$ 2,170	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	$2,257,560
5,640	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,845,409
20,220	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	11/20 at 100.00	Caa2	19,248,429
21,355	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	19,568,227
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	16.871%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	5,573,288
1,000	16.871%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	1,486,210
1,600	16.871%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	2,377,936
1,000	16.871%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	1,486,210
40,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2019A, 4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA	45,762,000
	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	11/20 at 100.00	Baa2	1,047,027
875	5.500%, 8/15/45	11/20 at 100.00	Baa2	876,680
4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	4,094,440
21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	CCC	20,854,570
1,935	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	11/20 at 100.00	N/R	1,944,714
1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (AMT)	11/23 at 100.00	N/R	1,583,790
18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	16,676,048
185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/20	No Opt. Call	N/R	184,541
	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017:
480	5.100%, 1/01/32	1/23 at 105.00	N/R	475,910
4,560	5.350%, 1/01/38	1/23 at 105.00	N/R	4,484,030
	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,338,700
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,347,250
3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,708,892
237,110	Total Indiana			237,019,962

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 1.3%
$ 155,120	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	$158,411,646
46,775	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	49,376,625
1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	B	1,696,895
8,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	9,013,909
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
750	5.000%, 8/01/38	8/23 at 102.00	N/R	758,603
2,050	5.125%, 8/01/48	8/23 at 102.00	N/R	2,061,603
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
9,845	5.500%, 6/01/42	11/20 at 100.00	B-	9,990,017
13,640	5.625%, 6/01/46	11/20 at 100.00	B-	13,840,917
238,335	Total Iowa			245,150,215
	Kansas – 0.5%
7,140	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45 (UB) (5)	9/27 at 100.00	A1	8,132,960
2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	3,014,188
	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
990	1.000%, 3/01/20 (4)	No Opt. Call	N/R	425,442
4,729	1.000%, 3/01/26 (4)	11/20 at 100.00	N/R	2,033,611
2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 1.750%, 12/01/28 (4)	11/20 at 100.00	N/R	474,300
2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B, 0.000%, 12/15/34 (4)	12/22 at 100.00	N/R	1,150,000
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	4,497,982
5,000	5.250%, 12/15/29	12/22 at 100.00	N/R	2,501,750
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	5,138,443
10,725	Topeka, Kansas, Utility Revenue Bonds, Refunding Series 2018A, 4.000%, 8/01/48 (UB) (5)	8/26 at 100.00	Aa3	11,833,965
9,965	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	11,403,647
17,760	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2017A, 4.000%, 3/01/42 (UB) (5)	3/27 at 100.00	AA-	19,826,376
3,533	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Mandatory Put 10/07/20) (AMT)	No Opt. Call	N/R	3,542,715

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
$ 1,000	5.750%, 9/01/32	9/25 at 100.00	N/R	$908,270
10,845	6.000%, 9/01/35	9/25 at 100.00	N/R	9,845,525
12,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34, 144A	No Opt. Call	N/R	5,117,468
110,022	Total Kansas			89,846,642
	Kentucky – 0.4%
	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,609,770
2,500	4.500%, 3/01/47	3/27 at 100.00	N/R	2,250,075
9,850	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2018A, 4.000%, 5/01/38 (UB) (5)	5/26 at 100.00	AA-	11,020,377
3,535	Fort Thomas, Kentucky, Special Obligation Revenue Bonds, Onr Highland Project Series 2020B, 5.500%, 9/01/50	9/30 at 100.00	N/R	3,580,637
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 18.532%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	7,476,851
2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,327,500
6,760	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	7,107,396
22,500	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43 (UB) (5)	10/29 at 100.00	A	23,035,050
	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2020A:
5,945	2.625%, 9/01/46 – AGM Insured (UB) (5)	9/28 at 100.00	A1	5,837,574
7,970	2.750%, 9/01/50 – AGM Insured (UB) (5)	9/28 at 100.00	A1	7,922,579
71,380	Total Kentucky			75,167,809
	Louisiana – 1.2%
38,480	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	39,822,182
4,350	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A	6/28 at 100.00	N/R	4,668,202
11,285	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Caa1	11,627,500
1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	1,389,350
5,735	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	5,672,947

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	$3,088,350
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
2,100	5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	2,288,538
1,900	5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	2,042,576
2,080	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Vermilion Parish GOMESA Project, Green Series 2019, 4.625%, 11/01/38, 144A	11/28 at 100.00	N/R	2,186,538
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Student Housing Revenue Bonds, Provident Group - ULM Properties LLC-University of Louisiana at Monroe, 5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	3,791,000
10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A	2/27 at 100.00	N/R	10,234,600
15,375	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	16,087,170
7,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2020A, 3.000%, 6/01/50 – AGM Insured (UB) (5)	6/30 at 100.00	AA	7,666,575
5,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56 (UB) (5)	7/26 at 100.00	A3	5,488,050
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A:
3,315	5.000%, 6/01/49, 144A	6/27 at 100.00	N/R	3,331,575
3,760	5.000%, 6/01/58, 144A	6/27 at 100.00	N/R	3,753,420
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter School, Series 2019A:
3,600	5.000%, 4/01/49, 144A	4/27 at 100.00	N/R	3,546,216
3,965	5.000%, 4/01/57, 144A	4/27 at 100.00	N/R	3,835,900
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,036,540
	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
415	7.750%, 12/15/31	12/21 at 100.00	N/R	434,962
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	7,753,630
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017:
4,515	5.250%, 10/01/33 (6)	No Opt. Call	BBB	4,387,180
20,000	5.250%, 10/01/46 (6)	10/33 at 100.00	BBB	18,964,400
600	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	624,354

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
$ 3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	$4,171,050
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,339,913
5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (4)	No Opt. Call	N/R	50
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	BBB+	5,744,150
8,660	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A-	9,880,973
	New Orleans, Louisiana, Water Revenue Bonds, Series 2015:
4,000	5.000%, 12/01/40 (UB) (5)	12/25 at 100.00	A-	4,575,280
4,000	5.000%, 12/01/45 (UB) (5)	12/25 at 100.00	A-	4,540,840
11,220	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	13,355,166
	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	907,999
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,030,140
5,665	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	5,429,449
214,085	Total Louisiana			217,696,765
	Maine – 0.1%
13,115	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 0.000%, 12/15/33, 144A (AMT) (4)	12/26 at 100.00	N/R	7,213,250
4,500	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2019, 0.000%, 6/15/34 (4)	12/26 at 100.00	N/R	2,475,000
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Ba3	2,356,810
6,500	7.000%, 7/01/41	7/21 at 100.00	Ba3	6,660,615
3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	11/20 at 100.00	B1	3,950,435
30,365	Total Maine			22,656,110
	Maryland – 1.5%
	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,327,344
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,048,527
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,864,178
6,260	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BB-	5,514,434
1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,527,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	$2,143,224
3,030	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	3,130,687
3,870	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	3,887,183
	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	705,251
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	956,790
3,150	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	3,181,280
29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	11/20 at 100.00	BB-	29,089,777
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	0.000%, 12/01/20 (4)	No Opt. Call	N/R	990,000
83,115	0.000%, 12/01/31 (4)	11/20 at 100.00	N/R	49,869,000
4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 0.000%, 12/01/31 (4)	11/20 at 100.00	N/R	2,700,000
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	2,937,930
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,357,866
1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB) (5)	11/21 at 100.00	Aa2	1,897,614
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,155	21.636%, 5/15/21, 144A (IF) (5)	No Opt. Call	AA+	1,468,155
1,000	21.636%, 5/15/21, 144A (IF) (5)	No Opt. Call	AA+	1,271,130
1,135	21.594%, 11/15/43 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA+ (7)	1,442,108
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	1,064,060
1,800	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	1,895,868
1,530	5.375%, 7/01/52, 144A	7/27 at 100.00	N/R	1,617,990
20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	23,065,314
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
34,180	5.000%, 5/15/45 (UB) (5)	5/27 at 100.00	A	39,700,412
17,070	4.000%, 5/15/47 (UB) (5)	5/27 at 100.00	A	18,577,281
2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 17.340%, 8/15/42, 144A (IF) (5)	2/25 at 100.00	A	3,774,935

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 19,710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48 (UB) (5)	1/28 at 100.00	A-	$21,583,041
26,270	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Bonds, Hillside Senior Living Apartments, Series 2018, 4.950%, 2/01/60 (Mandatory Put 3/01/36), 144A	3/34 at 100.00	N/R	27,135,597
19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA-	22,826,109
5,100	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	5,356,428
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2019B:
1,775	3.000%, 6/01/47 (UB) (5)	6/29 at 100.00	AAA	1,916,645
1,085	3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AAA	1,168,903
309,010	Total Maryland			290,992,661
	Massachusetts – 0.5%
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,255	6.000%, 1/01/33 (Pre-refunded 7/01/23)	1/23 at 100.00	N/R (7)	1,450,190
1,245	6.000%, 1/01/33	1/23 at 100.00	N/R	1,331,503
7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB-	7,781,700
16,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (5)	7/25 at 100.00	AA-	18,284,960
15,235	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 3.000%, 10/01/45 – AGM Insured (UB) (5)	10/30 at 100.00	BBB+	15,525,836
13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT) (UB)	7/26 at 100.00	A	14,580,949
10,130	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 4.000%, 7/01/46 (AMT) (UB) (5)	7/26 at 100.00	AA	10,978,894
15,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018D, 4.000%, 5/01/48 (UB)	5/28 at 100.00	AA	17,153,700
80,295	Total Massachusetts			87,087,732
	Michigan – 1.7%
1,155	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/44	11/27 at 102.00	BB	1,182,039
1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/20 at 100.00	BBB-	1,051,533
1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/20 at 100.00	N/R	1,759,344
	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,930	5.000%, 11/01/26	11/20 at 100.00	B	2,831,493
3,750	5.250%, 11/01/31	11/20 at 100.00	B	3,458,812
3,840	5.250%, 11/01/36	11/20 at 100.00	B	3,310,310

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
$ 2,760	6.000%, 10/01/33	10/23 at 100.00	N/R	$2,797,646
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	4,121,138
	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
935	5.650%, 11/01/25	11/20 at 100.00	B-	807,017
500	5.750%, 11/01/30	11/20 at 100.00	B-	384,615
2,425	5.750%, 11/01/35	11/20 at 100.00	B-	1,693,184
1,005	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/20 at 100.00	B-	992,367
32,500	Detroit, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 6.000%, 4/01/44	11/20 at 100.00	N/R	26,333,125
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
465	5.250%, 4/01/22	11/20 at 100.00	N/R	465,233
159	5.250%, 4/01/23	11/20 at 100.00	N/R	158,939
3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	11/20 at 100.00	BB	3,501,890
2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB-	2,778,273
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,165	4.000%, 2/15/44 (UB) (5)	8/29 at 100.00	A1	18,270,006
5,000	4.000%, 2/15/47 (UB) (5)	8/29 at 100.00	A1	5,619,000
23,700	4.000%, 2/15/50 (UB) (5)	8/29 at 100.00	A1	26,384,973
13,710	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 3.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA-	14,118,969
830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 5.000%, 2/01/33	2/27 at 102.00	BB+	893,736
1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	11/20 at 100.00	BBB-	1,497,661
1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BB+	1,209,733
6,640	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	6,043,927
400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB-	400,592
11,015	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	9,506,275
1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	B	891,670

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 41,005	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	Aa3	$46,248,719
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
6,675	4.350%, 10/01/45 (UB) (5)	10/24 at 100.00	AA	7,105,337
13,525	4.600%, 4/01/52 (UB) (5)	10/24 at 100.00	AA	14,473,779
895	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	11/20 at 100.00	N/R	895,913
1,975	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	2,096,680
1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/20 at 100.00	BBB-	1,508,010
1,750	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	11/20 at 100.00	BBB-	1,751,033
3,005	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	11/20 at 100.00	N/R	3,005,811
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 4.000%, 4/15/54 (UB) (5)	10/29 at 100.00	AA-	11,383,600
590,580	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58	6/33 at 11.41	N/R	29,251,427
20,145	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Series 2007B, 0.000%, 6/01/52	10/20 at 10.52	CCC-	2,015,709
44,680	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	10/20 at 100.00	B2	44,925,293
50,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Capital Appreciation Turbo Term Series 2008B, 0.000%, 6/01/46	10/20 at 11.85	N/R	5,681,500
	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
965	5.500%, 5/01/27	5/22 at 100.00	BB	979,379
1,565	6.000%, 5/01/37	5/22 at 100.00	BB	1,590,087
1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB	1,523,760
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
105	6.750%, 5/01/21	No Opt. Call	BB	107,516
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,657,523
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,545,531
2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/20 at 100.00	B+	2,296,721
944,109	Total Michigan			324,506,828

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota – 0.9%
	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc Project, Series 2014:
$ 1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	$1,267,524
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,038,870
	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A:
3,040	5.000%, 7/01/38	7/26 at 102.00	N/R	3,205,406
1,570	5.000%, 7/01/53	7/26 at 102.00	N/R	1,621,794
13,705	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	13,718,020
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	778,110
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,496,226
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB-	2,029,960
1,895	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	1,985,069
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	745,255
2,510	5.000%, 7/01/47	7/24 at 102.00	N/R	2,641,549
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
6,000	5.000%, 7/01/49	7/27 at 102.00	N/R	6,151,320
2,000	5.000%, 7/01/54	7/27 at 102.00	N/R	2,043,200
	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	B	1,052,510
6,200	5.875%, 7/01/40	7/25 at 100.00	B	6,181,400
5,000	6.000%, 7/01/45	7/25 at 100.00	B	4,967,550
1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,088,550
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
900	5.000%, 10/01/37	10/24 at 100.00	N/R	919,593
1,700	5.000%, 10/01/49	10/24 at 100.00	N/R	1,722,712
2,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	2,212,380
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	2,438,328
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	5,008,232

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	$2,741,268
2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	1,935,020
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	860,771
2,965	5.000%, 7/01/44	7/24 at 100.00	BB+	3,110,196
1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,883,314
2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	11/20 at 100.00	B1	2,284,772
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A:
1,385	5.250%, 12/01/43, 144A	12/27 at 100.00	N/R	1,440,178
2,000	5.250%, 12/01/52, 144A	12/27 at 100.00	N/R	2,062,440
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,049,780
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,739,845
1,110	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A, 5.000%, 7/01/55	7/30 at 100.00	N/R	1,137,473
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
1,080	6.000%, 7/01/32, 144A	7/27 at 100.00	N/R	1,200,485
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,385,938
5,510	6.500%, 7/01/48, 144A	7/27 at 100.00	N/R	6,087,338
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,680	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,785,806
5,625	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	5,872,275
	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	1,023,173
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	986,490
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB-	514,460
1,840	5.000%, 9/01/44	9/24 at 100.00	BB-	1,866,680
2,000	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 5.125%, 9/01/38	9/28 at 100.00	N/R	2,137,280

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
$ 2,025	5.000%, 4/01/36 (4)	4/26 at 100.00	N/R	$1,377,000
3,085	5.000%, 4/01/46 (4)	4/26 at 100.00	N/R	2,097,800
2,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB-	2,666,325
21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	23,169,493
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	1,601,625
4,750	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55	9/30 at 100.00	BB+	5,338,145
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,200	5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	1,246,740
1,285	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	1,323,627
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	42,386
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,818,037
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,039,710
	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	11/20 at 100.00	N/R	844,958
1,225	5.375%, 5/01/43	11/20 at 100.00	N/R	1,149,614
2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BB	2,200,095
6,875	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	Ba1	6,932,406
1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	987,670
4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	4,902,935
	Spring Lake Park, Minnesota, Charter School Lease Revenue Bonds, Excell Academy for Higher Learning Inc, Series 2019A:
1,125	5.000%, 6/15/49	6/27 at 100.00	N/R	1,168,380
1,595	5.000%, 6/15/54	6/27 at 100.00	N/R	1,651,798

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
$ 1,125	5.250%, 2/01/27 (AMT)	11/20 at 100.00	N/R	$1,126,305
800	5.500%, 2/01/42 (AMT)	11/20 at 100.00	N/R	800,448
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	308,738
730	4.750%, 6/01/46	6/24 at 100.00	N/R	721,415
	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
421	6.250%, 9/01/30 (4)	11/20 at 100.00	N/R	8,413
1,367	6.875%, 9/01/42 (4)	11/20 at 100.00	N/R	27,342
170,383	Total Minnesota			172,969,945
	Mississippi – 0.0%
5,425	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	4,783,494
1,151	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)	11/20 at 100.00	N/R	1,111,170
6,576	Total Mississippi			5,894,664
	Missouri – 1.9%
1,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	964,200
7,774	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017B, 5.000%, 11/01/29, 144A	11/20 at 100.00	N/R	6,401,769
175	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	Ba1	195,340
	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
391	5.000%, 6/01/20 (4)	6/20 at 100.00	N/R	203,280
3,000	5.000%, 6/01/28 (4)	11/20 at 100.00	N/R	1,560,000
970	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	11/20 at 100.00	A-	972,250
1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	1,802,815
3,975	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	3,762,139
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	777,472
3,140	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	3,043,225

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46, 144A	4/26 at 100.00	N/R	$4,701,713
1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	BB	1,269,972
1,161	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	11/20 at 100.00	N/R	1,113,221
8,435	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	11/20 at 100.00	N/R	1,476,165
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - CID Special Assessments, Series 2018A:
6,250	6.250%, 4/15/49, 144A	4/28 at 100.00	N/R	6,054,250
2,500	6.625%, 4/15/49, 144A	4/28 at 100.00	N/R	2,501,375
	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
960	5.000%, 5/01/35	11/20 at 100.00	N/R	959,923
2,365	6.000%, 5/01/42	11/20 at 100.00	N/R	2,364,905
2,500	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.875%, 11/01/37, 144A	11/27 at 100.00	N/R	2,277,875
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	4,066,356
3,965	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,853,465
7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	6,967,077
38,395	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	A+	42,478,308
14,580	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48) (UB) (5)	1/28 at 100.00	AA	16,153,328
12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (5)	11/23 at 100.00	A2	13,856,318
30,120	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49 (UB) (5)	5/29 at 100.00	A2	33,403,683
5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 17.534%, 11/15/48, 144A (IF) (5)	11/23 at 100.00	A2	6,849,037
24,945	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)	11/27 at 100.00	AA-	27,575,201
35,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	38,585,750

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A:
$ 1,925	4.000%, 2/15/44 (UB) (5)	2/29 at 100.00	A1	$2,167,569
9,815	4.000%, 2/15/49 (UB) (5)	2/29 at 100.00	A1	10,970,716
6,580	4.000%, 2/15/54 (UB) (5)	2/29 at 100.00	A1	7,324,198
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A:
9,500	4.000%, 5/15/42 (UB)	5/25 at 102.00	A+	10,391,575
41,750	4.000%, 5/15/48 (UB)	5/25 at 102.00	A+	45,395,193
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,176,012
750	5.000%, 5/01/35	5/21 at 100.00	N/R	753,495
1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,686,460
3,475	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O'Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36, 144A	12/26 at 100.00	N/R	3,478,162
3,000	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	2,729,580
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	607,200
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,809,504
3,215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,076,819
	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	11/20 at 100.00	N/R	1,289,043
5,700	5.350%, 6/15/32	11/20 at 100.00	N/R	5,432,556
1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 3.850%, 9/01/27 (4)	3/21 at 100.00	N/R	416,000
952	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	11/20 at 100.00	N/R	888,921
2,477	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	11/20 at 100.00	N/R	1,416,423
1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	11/20 at 100.00	N/R	473,178
5,100	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36, 144A	5/25 at 100.00	N/R	4,589,745
610	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	3/21 at 100.00	N/R	571,456

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 3.900%, 8/21/26 (4)	No Opt. Call	N/R	$551,250
145	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	159,771
10,100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	9,012,331
1,100	Town and Country Crossing Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.875%, 4/01/47	4/28 at 100.00	N/R	990,407
349,198	Total Missouri			355,547,976
	Montana – 0.0%
500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	506,100
	Nebraska – 0.0%
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	17.198%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A	1,441,593
1,545	17.179%, 11/01/48, 144A (IF) (5)	11/25 at 100.00	A	2,304,275
2,505	Total Nebraska			3,745,868
	Nevada – 1.6%
	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018:
830	5.000%, 9/01/38	9/28 at 100.00	N/R	882,356
7,985	5.375%, 9/01/48	9/28 at 100.00	N/R	8,514,565
930	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	978,416
13,290	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	11,375,974
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018:
3,040	5.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	2,641,091
15,720	6.950%, 2/15/38 (AMT), 144A	8/28 at 100.00	N/R	16,032,514
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,600	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	13,601,088
78,300	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	76,044,960
36,390	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	33,147,287

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
$ 1,000	5.000%, 12/15/35, 144A	12/25 at 100.00	BB	$1,038,870
2,520	5.125%, 12/15/45, 144A	12/25 at 100.00	BB	2,590,988
1,500	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/48, 144A	12/25 at 100.00	BB	1,531,560
	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB-	2,791,745
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,164,040
	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B:
1,660	5.000%, 7/01/36 (UB) (5)	7/28 at 100.00	A	1,942,847
1,000	5.000%, 7/01/37 (UB) (5)	7/28 at 100.00	A	1,166,690
1,000	5.000%, 7/01/38 (UB)	7/28 at 100.00	A	1,164,140
5,000	5.000%, 7/01/43 (UB) (5)	7/28 at 100.00	A	5,789,750
55,685	4.000%, 7/01/49 (UB) (5)	7/28 at 100.00	A	58,624,055
1,070	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,132,328
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
480	4.375%, 6/01/42	6/27 at 100.00	N/R	484,258
570	4.500%, 6/01/47	6/27 at 100.00	N/R	577,507
1,500	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 815 Summerlin Village 25, Series 2020, 5.000%, 12/01/49	12/30 at 100.00	N/R	1,590,420
3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	2,943,690
1,625	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,628,347
1,300	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	1,347,996
	Nevada System of Higher Education, Certificates of Participation, Series 2020A:
5,190	3.000%, 7/01/45 (UB) (5)	7/29 at 100.00	AA-	5,208,217
11,625	3.000%, 7/01/50 (UB) (5)	7/29 at 100.00	AA-	11,494,568
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
2,045	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	2,192,772
4,180	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	4,392,344
4,660	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	11/20 at 100.00	N/R	4,217,067
157,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A	7/38 at 31.26	N/R	21,620,470

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 90,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018D, 0.000%, 7/01/58, 144A	7/28 at 13.65	N/R	$ 8,712,900
529,325	Total Nevada			310,565,820
	New Hampshire – 0.1%
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	B3	504,288
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	B3	349,306
625	0.000%, 1/01/23 – ACA Insured	No Opt. Call	B3	561,437
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	B3	40,322
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	B3	267,181
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	B3	471,164
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	B3	2,013,812
14,030	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2014B, 4.000%, 8/01/33 (UB) (5)	8/24 at 100.00	A	15,053,489
20,005	Total New Hampshire			19,260,999
	New Jersey – 2.5%
4,920	Atlantic City, Atlantic County, New Jersey, General Obligation Bonds, Tax Appeal Refunding Series 2017A, 5.000%, 3/01/42 – BAM Insured (UB) (5)	3/27 at 100.00	Baa1	5,786,707
8,240	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (AMT)	11/20 at 100.00	B+	6,479,442
2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	11/20 at 100.00	Caa3	1,364,291
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34, 144A	8/24 at 100.00	N/R	879,920
1,530	5.875%, 8/01/44, 144A	8/24 at 100.00	N/R	1,591,154
1,000	6.000%, 8/01/49, 144A	8/24 at 100.00	N/R	1,044,300
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,020	5.000%, 9/01/37, 144A	9/27 at 100.00	BB	1,058,566
2,325	5.125%, 9/01/52, 144A	9/27 at 100.00	BB	2,395,099
	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,036,558
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,556,042
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	2,755,925

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C:
$ 230	5.000%, 6/15/36	12/27 at 100.00	BBB+	$260,063
6,000	5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	6,614,220
1,750	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011B, 3.000%, 8/01/43 (AMT) (UB) (5)	8/24 at 100.00	A1	1,775,568
9,400	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C, 3.000%, 8/01/41 (AMT) (UB) (5)	8/24 at 100.00	Aa3	9,559,612
16,950	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 4.000%, 11/01/44 (UB) (5)	11/29 at 100.00	BBB+	17,548,674
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
865	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (5)	6/25 at 100.00	N/R (7)	1,067,073
14,865	5.250%, 6/15/40 (UB) (5)	6/25 at 100.00	BBB+	16,335,744
15,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (5)	12/26 at 100.00	BBB+	16,573,350
8,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42 (UB) (5)	6/27 at 100.00	BBB+	8,836,400
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
21,965	4.000%, 6/15/44 (UB) (5)	12/29 at 100.00	BBB+	22,770,018
44,360	4.000%, 6/15/49 (UB) (5)	12/29 at 100.00	BBB+	45,646,440
	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A:
850	6.000%, 10/01/34, 144A	10/24 at 100.00	BB-	899,351
2,255	6.200%, 10/01/44, 144A	10/24 at 100.00	BB-	2,371,944
22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	B	21,946,663
7,390	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	11/20 at 100.00	B	7,389,483
3,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)	8/22 at 101.00	B+	3,580,640
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
9,750	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	10,121,572
3,000	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	3,114,330
2,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2003, 5.500%, 6/01/33 (AMT)	6/23 at 101.00	B+	2,642,075
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,029,110
3,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	11/20 at 100.00	BB+	3,300,298

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 16,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	$14,564,160
3,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 4.000%, 12/01/30 (AMT) (UB) (5)	12/26 at 100.00	AA	3,198,480
2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	A	2,670,550
7,625	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2020C, 4.250%, 12/01/50 (AMT) (UB) (5)	12/28 at 100.00	A2	7,697,056
1,465	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 11.810%, 12/01/24, 144A (AMT) (IF)	12/23 at 100.00	AA	1,740,273
23,120	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30 (UB) (5)	6/26 at 100.00	Baa1	26,605,109
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/34	No Opt. Call	BBB+	1,416,931
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (5)	No Opt. Call	BBB+	23,000,800
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A:
3,000	0.000%, 12/15/35	No Opt. Call	BBB+	1,754,580
49,200	0.000%, 12/15/38 – BAM Insured (UB) (5)	No Opt. Call	AA	27,846,216
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A:
2,060	0.000%, 12/15/38	No Opt. Call	BBB+	1,049,096
71,475	0.000%, 12/15/39 (UB) (5)	No Opt. Call	BBB+	34,681,100
14,990	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.000%, 12/15/37 – BAM Insured (UB) (5)	12/28 at 100.00	Baa1	16,770,063
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.500%, 6/15/49 (UB) (5)	12/28 at 100.00	BBB+	42,634,800
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
11,215	4.000%, 6/15/44 (UB) (5)	12/28 at 100.00	BBB+	11,636,011
6,495	3.500%, 6/15/46 (UB) (5)	12/28 at 100.00	BBB+	6,285,147
18,975	4.000%, 6/15/50 (UB) (5)	12/28 at 100.00	BBB+	19,536,470
536,085	Total New Jersey			472,417,474
	New Mexico – 0.2%
1,230	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,275,030
650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	657,865
3,810	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32	3/21 at 58.09	N/R	1,754,924
645	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	644,413

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 4,465	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	No Opt. Call	N/R	$4,367,752
2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,044,600
5,845	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB-	5,907,892
	Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
705	7.625%, 10/01/23	11/20 at 100.00	N/R	704,909
3,145	7.750%, 10/01/38	11/20 at 100.00	N/R	3,056,091
4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	4,938,755
18,307	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	11/20 at 103.00	N/R	18,414,279
45,682	Total New Mexico			43,766,510
	New York – 9.3%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	Ba1	12,642,129
3,470	0.000%, 7/15/35	No Opt. Call	Ba1	1,954,512
10,000	0.000%, 7/15/45	No Opt. Call	Ba1	3,475,200
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	208,296
7,645	5.500%, 11/01/44	11/24 at 100.00	BB	8,051,943
51,035	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	55,192,821
675	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/38	5/23 at 100.00	BBB-	710,066
7,000	Dormitory Authority of the State of New York, Revenue Bonds, Maimonides Medical Center, Series 2020, 3.000%, 2/01/50 (UB) (5)	8/27 at 100.00	AA+	7,239,260
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	AA-	8,954,960
43,690	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB) (5)	3/30 at 100.00	A2	44,921,621
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:
63,760	3.000%, 7/01/48 (UB) (5)	7/30 at 100.00	A3	65,086,846
20,000	4.000%, 7/01/53 (UB) (5)	7/30 at 100.00	A3	22,291,200
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	5,043,750
4,000	5.500%, 12/01/46, 144A	12/26 at 100.00	BB-	3,966,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017B:
$ 4,785	4.000%, 2/15/44 (UB) (5)	8/27 at 100.00	AA+	$5,326,853
10,685	4.000%, 2/15/46 (UB) (5)	8/27 at 100.00	AA+	11,854,901
21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2018A, 4.000%, 3/15/48 (UB) (5)	9/28 at 100.00	Aa1	23,449,230
22,585	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 3.000%, 2/15/49 (UB) (5)	2/30 at 100.00	Aa1	23,569,028
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
2,990	22.263%, 3/15/39, 144A (IF) (5)	3/24 at 100.00	Aa2	5,010,134
4,000	22.292%, 3/15/44, 144A (IF) (5)	3/24 at 100.00	Aa2	6,510,000
7,630	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 4.000%, 3/15/47 (UB) (5)	3/27 at 100.00	AA+	8,384,454
7,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 4.000%, 3/15/47 (UB) (5)	3/28 at 100.00	AA+	8,346,900
2,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	11/20 at 100.00	B-	2,001,220
14,000	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	4,327,680
40,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (6)	1/34 at 100.00	N/R	37,878,840
5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,740,033
4,770	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B, 5.660%, 2/01/44	2/30 at 100.00	N/R	4,898,265
9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	10,174,272
12,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48	2/28 at 100.00	N/R	13,399,024
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A:
4,460	5.530%, 2/01/40	2/30 at 100.00	N/R	4,580,643
5,880	5.730%, 2/01/50	2/30 at 100.00	N/R	6,037,584
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	4,965,800
16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	17,076,960
20,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1, 4.000%, 11/15/50 – AGM Insured (UB) (5)	5/30 at 100.00	A1	21,642,200
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
6,000	5.000%, 11/15/50 (UB) (5)	5/30 at 100.00	BBB+	6,376,380
29,825	5.250%, 11/15/55 (UB) (5)	5/30 at 100.00	BBB+	32,167,754

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-2:
$ 13,500	4.000%, 11/15/47 (UB) (WI/DD, Settling 10/06/20)	11/30 at 100.00	BBB+	$13,150,215
20,160	4.000%, 11/15/48 (UB) (WI/DD, Settling 10/06/20)	11/30 at 100.00	BBB+	19,627,574
19,830	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (WI/DD, Settling 10/06/20)	11/30 at 100.00	BBB+	19,263,854
83,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/42 (UB) (5)	5/28 at 100.00	BBB+	81,936,611
9,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/43 (UB) (5)	11/23 at 100.00	A-	10,048,528
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004:
1,550	17.347%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	1,894,990
2,566	17.347%, 11/15/41, 144A (IF) (5)	11/22 at 100.00	BBB+	3,138,425
539	17.347%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	659,138
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,890	0.000%, 10/01/21 (4)	No Opt. Call	N/R	2,225,300
18,995	0.000%, 10/01/27 (4)	11/20 at 100.00	N/R	14,626,150
34,160	5.750%, 10/01/37 (4)	11/20 at 100.00	N/R	26,303,200
70,725	5.875%, 10/01/46 (4)	11/20 at 100.00	N/R	54,458,250
13,175	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 3.000%, 3/01/49 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	Baa1	13,279,873
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Fiscal Series 2012FF, 5.000%, 6/15/45 (UB) (5)	6/22 at 100.00	AA+	10,728,600
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	22.688%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,523,742
3,700	22.464%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	5,794,903
2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 21.683%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,628,289
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	21.716%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	2,761,270
970	21.736%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	1,518,642
2,000	21.758%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	3,132,380
1,320	21.758%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	2,067,371

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47 (UB) (5)	12/26 at 100.00	AA+	$17,029,180
	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	22.308%, 6/15/43 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,307,717
1,000	22.551%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	1,171,340
2,265	22.292%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	3,089,958
400	22.297%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	545,724
1,600	22.297%, 6/15/47, 144A (IF) (5)	6/23 at 100.00	AA+	2,501,344
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500	5.000%, 7/15/40 (UB) (5)	7/25 at 100.00	AA	2,926,275
5,000	5.000%, 7/15/41 (UB) (5)	7/25 at 100.00	AA	5,842,450
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/45 (UB) (5)	1/26 at 100.00	AA	10,917,000
21,900	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 4.000%, 2/01/44 (UB) (5)	2/27 at 100.00	Aa1	24,323,673
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series C-3:
4,490	4.000%, 5/01/42 (UB) (5)	5/28 at 100.00	Aa1	5,041,327
5,990	4.000%, 5/01/43 (UB) (5)	5/28 at 100.00	Aa1	6,712,334
22,500	4.000%, 5/01/44 (UB) (5)	5/28 at 100.00	Aa1	25,161,975
39,490	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries B-1, 3.000%, 11/01/47 (UB) (5)	11/29 at 100.00	Aa1	40,866,227
8,500	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 4.000%, 10/01/41 (UB) (5)	10/27 at 100.00	AA	9,475,970
23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	Aa3	8,538,286
10,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2005A, 5.000%, 6/01/42	10/20 at 100.00	B-	10,124,900
75,000	New York Counties Tobacco Trust V, New York, Tobacco Settlement Pass-Through Bonds, SubordinateTurbo CABs, Series 2005-S2, 0.000%, 6/01/50	10/20 at 16.86	N/R	8,944,500
	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
3,750	17.021%, 11/15/44, 144A (IF) (5)	11/21 at 100.00	A	4,391,775
2,500	17.021%, 11/15/44, 144A (IF) (5)	11/21 at 100.00	A	2,927,850
	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
3,750	17.815%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	A+	4,394,775
2,000	17.815%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	A+	2,343,880
2,170	22.110%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	A+	2,636,593
66,715	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	68,467,603

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
$ 18,305	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	$19,124,698
37,245	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	38,583,585
109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	113,814,300
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
15,405	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A-	15,701,084
1,980	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A2	2,034,371
19,675	4.000%, 1/01/53 – AGM Insured (UB) (5)	1/30 at 100.00	A2	22,196,745
19,365	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 2, Series 2017C, 4.000%, 3/15/44 (UB) (5)	9/27 at 100.00	AA+	21,565,833
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017C:
3,440	4.000%, 3/15/43 (UB) (5)	9/27 at 100.00	AA+	3,837,939
20,265	4.000%, 3/15/45 (UB) (5)	9/27 at 100.00	AA+	22,526,574
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
6,475	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B-	6,491,770
69,570	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B-	69,530,345
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
10,845	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	11,209,717
5,000	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B-	5,194,650
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,990	5.000%, 7/01/46 – AGM Insured (AMT) (UB) (5)	7/24 at 100.00	A2	5,493,840
4,740	4.000%, 1/01/51 – AGM Insured (AMT) (UB) (5)	7/24 at 100.00	BBB	4,950,693
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
3,390	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	3,666,116
34,380	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	36,693,430
41,405	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	41,655,086
12,000	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, 144A (AMT)	7/23 at 100.00	B	12,184,440
3,145	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47, 144A (AMT)	7/27 at 100.00	N/R	3,232,494
4,125	Oneida County Local Development Corporation, New York, Revenue Bonds, Mohawk Valley Health System Project, Series 2019A, 3.000%, 12/01/44 (UB) (5)	12/29 at 100.00	AA	4,238,520

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba3	$1,449,857
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
1,000	5.000%, 11/01/44 (AMT) (UB) (5)	11/29 at 100.00	AA-	1,210,320
8,900	5.000%, 11/01/49 (AMT) (UB) (5)	11/29 at 100.00	AA-	10,705,009
12,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43 (UB) (5)	9/28 at 100.00	A+	13,647,286
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fourteen Series 2019, 4.000%, 9/01/39 (AMT) (UB) (5)	9/29 at 100.00	AA-	1,115,770
45,765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, 4.000%, 11/01/59 (AMT) (UB) (5)	11/29 at 100.00	AA-	49,986,364
5,490	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-one Series 2020, 4.000%, 7/15/60 (AMT) (UB)	7/30 at 100.00	Aa3	6,040,373
845	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	11/20 at 100.00	N/R	852,766
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:
50,335	4.000%, 11/15/47 (UB) (5)	5/28 at 100.00	AA-	56,629,392
19,655	4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA-	22,094,186
40,925	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	42,255,881
9,000	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	10,513,530
1,789,685	Total New York			1,746,334,484
	North Carolina – 0.4%
1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 18.573%, 1/15/42, 144A (IF)	1/21 at 100.00	AA-	1,624,548
973	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	994,688
1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,606,368
2,500	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB-	2,643,700
30,275	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 3.000%, 7/01/45 (UB) (5)	1/30 at 100.00	A2	31,153,883
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 22.007%, 6/01/42 (Pre-refunded 6/01/22), 144A (IF) (5)	6/22 at 100.00	AA (7)	2,803,900
2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,785,743

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019:
$ 5,000	0.000%, 1/01/40 (UB) (5)	1/30 at 74.03	AA+	$2,959,600
6,000	0.000%, 1/01/41 (UB) (5)	1/30 at 71.45	AA+	3,414,960
5,150	0.000%, 1/01/42 (UB) (5)	1/30 at 68.97	AA+	2,820,707
4,500	0.000%, 1/01/43 (UB) (5)	1/30 at 66.61	AA+	2,373,165
3,250	0.000%, 1/01/46 (UB) (5)	1/30 at 60.08	AA+	1,534,000
16,000	0.000%, 1/01/48 (UB) (5)	1/30 at 55.97	AA+	6,995,680
2,415	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019, 5.000%, 2/01/45 (UB) (5)	No Opt. Call	Aa3	3,687,536
7,285	Winston-Salem, North Carolina, Multifamily Housing Revenue Bonds, Rolling Hills Apartments, Series 2016, 4.400%, 11/01/56 (Mandatory Put 7/01/34)	7/33 at 100.00	N/R	7,405,974
91,233	Total North Carolina			74,804,452
	North Dakota – 0.1%
3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,366,396
6,370	North Dakota Public Finance Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	AA-	7,406,972
	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,350,800
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	6,261,200
26,970	Total North Dakota			18,385,368
	Ohio – 4.2%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 17.282%, 5/01/42 (Pre-refunded 5/01/22), 144A (IF) (5)	5/22 at 100.00	A+ (7)	3,076,825
973,846	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57 (WI/DD, Settling 10/15/20)	6/30 at 22.36	N/R	137,282,930
180,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	192,307,538
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,388,694
5,035	6.000%, 12/01/43	12/22 at 100.00	N/R	5,003,330
	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1:
200	6.250%, 1/15/34, 144A (4)	1/24 at 104.00	N/R	197,678
1,500	6.375%, 1/15/43, 144A (4)	1/24 at 104.00	N/R	1,482,990
4,400	6.500%, 1/15/52, 144A (4)	1/24 at 104.00	N/R	4,350,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	$10,323,900
2,330	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	11/20 at 100.00	N/R	2,336,291
6,275	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46	6/29 at 100.00	N/R	5,808,140
13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A-	15,070,099
18,830	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2020, 4.000%, 9/15/50 (UB) (5)	3/30 at 100.00	A3	20,402,305
3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 17.308%, 2/01/44, 144A (IF) (5)	2/24 at 100.00	A3	5,203,682
2,580	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A	12/29 at 100.00	N/R	2,624,376
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
215	5.000%, 12/01/22	11/20 at 100.00	N/R	215,191
3,250	5.000%, 12/01/32	11/20 at 100.00	N/R	3,192,670
6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,387,919
4,950	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41, 144A	12/26 at 100.00	N/R	5,073,255
16,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49 (UB) (5)	8/28 at 100.00	A2	19,122,240
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (5)	8/26 at 100.00	A2	12,129,469
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	1,983,597
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,103,704
16,060	5.000%, 2/15/44	2/23 at 100.00	Ba2	16,623,385
77,812	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	97,266
74,250	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B3	75,933,990
18,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)	No Opt. Call	N/R	22,525
12,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21)	No Opt. Call	N/R	12,845,625
29,738	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	37,172

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,570	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (4)	No Opt. Call	N/R	$4,463
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)	No Opt. Call	N/R	21,331
5,950	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)	No Opt. Call	N/R	7,438
10,125	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (4)	No Opt. Call	N/R	12,656
3,810	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	4,763
7,175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	8,969
20,130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	20,280,975
1,940	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	1,893,440
10,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A, 4.000%, 1/15/50 (UB) (5)	1/30 at 100.00	A	11,721,465
205	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	197,591
48,650	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (4)	No Opt. Call	N/R	60,812
36,355	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)	No Opt. Call	N/R	45,444
11,290	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	14,112
16,065	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	20,081
24,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)	No Opt. Call	N/R	30,394
19,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)	No Opt. Call	N/R	23,969
49,675	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)	No Opt. Call	N/R	62,094
50,145	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	50,521,087
14,545	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	14,654,087

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	$8,415,539
17,320	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	17,916,501
13,880	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	12,536,138
	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,483,725
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	2,978,910
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,020,400
1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB-	1,247,040
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,350,522
12,000	6.000%, 12/01/42	12/22 at 100.00	BB-	12,431,640
20,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A, 7.000%, 12/01/42, 144A (AMT) (WI/DD, Settling 10/07/20)	12/27 at 103.00	N/R	20,086,800
	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1:
1,680	6.125%, 1/15/34, 144A (4)	1/24 at 104.00	N/R	1,660,512
3,240	6.250%, 1/15/43, 144A (4)	1/24 at 104.00	N/R	3,203,323
3,390	6.375%, 1/15/51, 144A (4)	1/24 at 104.00	N/R	3,352,066
27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	28,879,564
1,980,626	Total Ohio			791,775,357
	Oklahoma – 0.4%
6,375	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded 8/25/21), 144A	8/21 at 100.00	N/R (7)	6,835,785
5,475	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019, 4.000%, 9/01/45 (UB) (5)	9/29 at 100.00	Baa1	5,928,002
	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
2,828	0.000%, 11/01/46 (4)	11/26 at 100.00	N/R	7,071
4,149	0.000%, 11/01/51 (4)	11/26 at 100.00	N/R	10,373
2,050	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	BBB-	2,166,952

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 14,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	$14,136,780
5,350	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001A, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	5,402,269
16,080	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	16,237,102
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	15,141,150
71,307	Total Oklahoma			65,865,484
	Oregon – 0.3%
4,000	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2017A, 0.000%, 6/15/36	6/27 at 67.23	AA+	2,429,320
815	Oregon Facilities Authority, Revenue Bonds, Howard Street Charter School Project, Series 2019A, 5.250%, 6/15/55, 144A	6/27 at 102.00	N/R	827,445
	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A:
670	5.000%, 6/15/39, 144A	6/27 at 102.00	N/R	687,065
1,810	5.000%, 6/15/49, 144A	6/27 at 102.00	N/R	1,832,806
8,590	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45 (UB) (5)	10/25 at 100.00	AA-	9,739,772
	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	573,276
1,650	5.750%, 6/15/46, 144A	6/25 at 100.00	N/R	1,710,242
3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,666,832
9,135	Oregon Health and Science University, Revenue Bonds, Series 2019A, 3.000%, 7/01/49 (UB) (5)	1/30 at 100.00	AA-	9,491,356
3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,185,625
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
385	4.000%, 6/15/38	6/28 at 100.00	N/R	425,772
800	4.375%, 6/15/43	6/28 at 100.00	N/R	884,216
2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	11/20 at 100.00	N/R	2,359,546
18,280	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 3.000%, 5/15/49 (UB) (5)	5/29 at 100.00	A+	18,739,559
55,915	Total Oregon			56,552,832
	Pennsylvania – 2.3%
9,735	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	Caa2	9,506,227

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 12,775	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	$11,706,116
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,336,913
2,500	7.000%, 11/01/40 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,679,700
2,905	Allegheny County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	3,065,966
10,550	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	Caa2	10,050,457
	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
2,400	6.000%, 7/01/37, 144A	7/24 at 100.00	N/R	2,520,144
11,015	6.250%, 7/01/47, 144A	7/24 at 100.00	N/R	11,544,271
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
3,890	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	4,099,204
15,420	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	16,174,809
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
4,035	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	4,065,262
35,695	3.500%, 4/01/41 (4)	No Opt. Call	N/R	44,619
45,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)	No Opt. Call	N/R	57,319
46,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (4)	No Opt. Call	N/R	57,500
50,320	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)	No Opt. Call	N/R	62,900
5,100	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	5,138,250
17,965	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47 (UB)	11/27 at 100.00	BBB	19,180,153
2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Tender Option Bond Trust 2015-XF2049, 21.399%, 11/01/44, 144A (IF) (5)	5/22 at 100.00	BB+	2,391,833
1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	1,205,650

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
$ 705	5.000%, 12/01/30	12/25 at 100.00	N/R	$741,258
680	5.000%, 12/01/35	12/25 at 100.00	N/R	701,162
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,437,436
11,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB	12,065,017
6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB	6,353,940
	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018:
550	5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	557,112
1,499	5.125%, 3/01/48, 144A	3/28 at 100.00	N/R	1,508,579
1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	A1	1,734,116
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 4.000%, 7/15/43 (UB) (5)	1/28 at 100.00	A-	3,269,730
1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BB+	1,008,760
3,425	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	3,536,381
6,004	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	6,078,990
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
15,810	4.000%, 9/01/49 (UB) (5)	9/29 at 100.00	A	17,002,706
8,130	4.000%, 9/01/51 (UB) (5)	9/29 at 100.00	A	8,729,018
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	1,049,030
	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
945	17.973%, 2/15/31, 144A (IF) (5)	8/23 at 100.00	Aa1	1,426,213
1,340	18.003%, 2/15/32, 144A (IF) (5)	8/23 at 100.00	Aa1	2,033,370
1,410	17.989%, 2/15/33, 144A (IF) (5)	8/23 at 100.00	Aa1	2,121,740
1,480	18.019%, 2/15/34, 144A (IF) (5)	8/23 at 100.00	Aa1	2,228,406
1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23	11/20 at 100.00	N/R	267,838
327	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	81,598

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,600	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	$4,945,368
30,690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	32,252,121
30,690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	32,252,121
18,420	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Taxable Series 2020B-2, 10.000%, 12/01/29, 144A	No Opt. Call	N/R	18,776,611
20,520	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	25,650
13,275	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)	No Opt. Call	N/R	16,594
28,870	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	24,048,421
	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019:
1,290	5.250%, 6/01/26 (AMT), 144A	No Opt. Call	N/R	1,278,093
4,195	5.750%, 6/01/36 (AMT), 144A	6/26 at 103.00	N/R	4,114,078
2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc Project, Series 2010B, 8.000%, 5/01/29	11/20 at 100.00	Caa1	2,075,423
2,765	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 5.000%, 5/01/42	11/22 at 100.00	BB+	2,810,457
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
750	20.830%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	895,965
1,205	21.336%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	1,444,783
	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
1,445	5.000%, 7/01/37	7/27 at 100.00	BB	1,458,901
1,575	5.000%, 7/01/42	7/27 at 100.00	BB	1,570,732
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,529,367
878	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	11/20 at 100.00	Baa3	878,246
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Alliance for Progress Charter School, Series 2019A:
920	5.000%, 6/15/39	6/26 at 100.00	N/R	961,198
1,385	5.000%, 6/15/49	6/26 at 100.00	N/R	1,429,943

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 11,855	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	$12,087,832
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B:
10,955	6.875%, 12/15/35, 144A	12/27 at 100.00	N/R	10,938,567
11,045	7.125%, 12/15/44, 144A	12/27 at 100.00	N/R	11,061,788
2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,241,019
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
660	6.050%, 5/01/23	11/20 at 100.00	N/R	647,658
985	6.250%, 5/01/33	11/20 at 100.00	N/R	898,468
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Southwest Leadership Academy, Series 2017:
345	6.470%, 11/01/37	11/27 at 100.00	N/R	363,975
4,785	6.600%, 11/01/47	11/27 at 100.00	N/R	5,041,285
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,085,170
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,594,266
3,380	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	3,449,459
8,590	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2019D, 3.000%, 9/01/44 – AGM Insured (UB) (5)	9/29 at 100.00	A2	9,228,151
875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	809,043
3,100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	3,337,367
	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016:
2,000	5.000%, 6/01/36	6/26 at 100.00	BB+	2,037,380
5,145	5.000%, 6/01/46	6/26 at 100.00	BB+	5,159,766
23,970	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 4.000%, 6/01/49 (UB) (5)	6/29 at 100.00	Aa3	27,048,947
	Southcentral Pennsylvania General Authority, Revenue Bonds, York Academy Regional Charter School Project, Series 2018A:
8,000	6.000%, 7/15/38, 144A	7/28 at 100.00	N/R	8,981,200
6,000	6.500%, 7/15/48, 144A	7/28 at 100.00	N/R	6,822,600
8,560	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 4.000%, 4/15/54 – BAM Insured (UB) (5)	4/29 at 100.00	A2	9,635,564
638,409	Total Pennsylvania			441,053,270

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 5.6%
$ 79,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	11/20 at 15.12	N/R	$11,883,180
40,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 0.000%, 5/15/57	11/20 at 6.50	N/R	2,581,600
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
109,740	6.000%, 7/01/38	11/20 at 100.00	CC	111,111,750
93,805	6.000%, 7/01/44	11/20 at 100.00	CC	94,977,562
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
7,625	5.500%, 7/01/28	7/22 at 100.00	CC	7,882,344
2,020	5.250%, 7/01/29	7/22 at 100.00	CC	2,075,550
8,592	5.000%, 7/01/33	7/22 at 100.00	CC	8,742,360
13,000	5.125%, 7/01/37	7/22 at 100.00	CC	13,227,500
43,200	5.750%, 7/01/37	7/22 at 100.00	CC	44,442,000
40,625	6.000%, 7/01/47	7/22 at 100.00	CC	41,996,094
10,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012B, 5.350%, 7/01/27	11/20 at 100.00	CC	9,650,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY:
1,225	4.050%, 7/01/40 (4)	11/20 at 100.00	D	799,313
95,170	4.050%, 7/01/40 (4)	11/20 at 100.00	D	67,808,625
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
4,505	3.957%, 7/01/21 (4)	11/20 at 100.00	D	3,209,812
25	3.957%, 7/01/22 (4)	11/20 at 100.00	D	17,813
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,650	3.941%, 7/01/29 (4)	7/22 at 100.00	D	1,874,875
7,000	3.957%, 7/01/29 (4)	7/22 at 100.00	D	4,987,500
2	3.957%, 7/01/42 (4)	7/22 at 100.00	D	1,328
50,045	3.957%, 7/01/42 (4)	7/22 at 100.00	D	35,657,062
12,855	3.961%, 7/01/42 (4)	7/22 at 100.00	D	9,159,187
3	3.961%, 7/01/42 (4)	7/22 at 100.00	D	1,991
5,845	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20 (4)	No Opt. Call	D	4,164,562
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
2,040	3.957%, 7/01/21 (4)	11/20 at 100.00	D	1,453,500
5,155	3.957%, 7/01/22 (4)	11/20 at 100.00	D	3,672,937
140	3.957%, 7/01/23 (4)	11/20 at 100.00	D	99,750
805	3.957%, 7/01/25 (4)	11/20 at 100.00	D	573,563
2,215	3.957%, 7/01/27 (4)	11/20 at 100.00	D	1,578,187
19,610	3.957%, 7/01/32 (4)	11/20 at 100.00	D	13,972,125
33,360	3.957%, 7/01/37 (4)	11/20 at 100.00	D	23,769,000

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
$ 1,465	3.999%, 7/01/20 (4)	No Opt. Call	D	$1,043,812
905	5.000%, 7/01/24 (4)	11/20 at 100.00	D	644,813
2,000	5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	2,061,240
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,600	3.978%, 7/01/21 (4)	11/20 at 100.00	D	1,140,000
3,420	3.978%, 7/01/23 (4)	11/20 at 100.00	D	2,436,750
525	3.978%, 7/01/25 (4)	11/20 at 100.00	D	348,469
845	3.978%, 7/01/26 (4)	11/20 at 100.00	D	602,063
610	3.998%, 7/01/27 (4)	11/20 at 100.00	D	434,625
8,663	3.978%, 7/01/28 (4)	11/20 at 100.00	D	6,172,387
2,620	3.978%, 7/01/29 (4)	11/20 at 100.00	D	1,866,750
170	3.978%, 7/01/30 (4)	11/20 at 100.00	D	121,125
4,478	3.978%, 7/01/31 (4)	11/20 at 100.00	D	3,190,575
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
280	5.000%, 7/01/21 (4)	11/20 at 100.00	D	199,500
185	3.957%, 7/01/22 (4)	11/20 at 100.00	D	131,813
1,510	3.895%, 7/01/23 (4)	11/20 at 100.00	D	1,064,550
3,225	3.957%, 7/01/24 (4)	11/20 at 100.00	D	2,297,812
2,000	3.926%, 7/01/25 (4)	11/20 at 100.00	D	1,415,000
625	3.957%, 7/01/25 (4)	11/20 at 100.00	D	445,313
30	3.937%, 7/01/26 (4)	11/20 at 100.00	D	21,225
190	3.978%, 7/01/26 (4)	11/20 at 100.00	D	135,375
3,000	3.978%, 7/01/26 (4)	11/20 at 100.00	D	1,991,250
8,765	3.978%, 7/01/27 (4)	11/20 at 100.00	D	6,245,062
280	5.000%, 7/01/27 (4)	11/20 at 100.00	D	199,500
140	3.957%, 7/01/28 (4)	11/20 at 100.00	D	99,750
6,105	3.978%, 7/01/28 (4)	11/20 at 100.00	D	4,349,812
1	3.990%, 7/01/28 (4)	11/20 at 100.00	D	641
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
1,960	3.926%, 7/01/25 (4)	11/20 at 100.00	D	1,386,700
640	3.978%, 7/01/26 (4)	11/20 at 100.00	D	456,000
215	4.750%, 7/01/26 (4)	11/20 at 100.00	D	152,113
405	3.947%, 7/01/27 (4)	11/20 at 100.00	D	286,538
260	3.978%, 7/01/27 (4)	11/20 at 100.00	D	185,250
6,195	3.978%, 7/01/35 (4)	11/20 at 100.00	D	4,413,937
805	4.019%, 7/01/36 (4)	11/20 at 100.00	D	579,600
64,980	3.978%, 7/01/40 (4)	11/20 at 100.00	D	46,298,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
$ 135	3.957%, 7/01/20 (4)	No Opt. Call	N/R	$95,513
125	3.957%, 7/01/20 (4)	No Opt. Call	D	88,750
475	3.957%, 7/01/20 (4)	No Opt. Call	N/R	336,063
1,150	3.978%, 7/01/20 (4)	No Opt. Call	N/R	812,188
590	3.978%, 7/01/20 (4)	No Opt. Call	D	418,900
60	3.978%, 7/01/21 (4)	11/20 at 100.00	D	42,750
4,350	3.978%, 7/01/22 (4)	11/20 at 100.00	D	3,099,375
1,620	3.978%, 7/01/23 (4)	11/20 at 100.00	D	1,152,225
205	3.957%, 7/01/24 (4)	11/20 at 100.00	D	146,063
10,510	3.978%, 7/01/24 (4)	11/20 at 100.00	D	7,488,375
21,180	3.978%, 7/01/25 (4)	11/20 at 100.00	D	15,090,750
20,560	3.978%, 7/01/26 (4)	11/20 at 100.00	D	14,649,000
210	5.000%, 7/01/26 (4)	11/20 at 100.00	D	149,625
215	3.957%, 7/01/28 (4)	11/20 at 100.00	D	153,188
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
8,560	4.123%, 7/01/33 (4)	7/23 at 100.00	D	6,227,400
1,733	4.102%, 7/01/36 (4)	7/23 at 100.00	D	1,171,941
12,320	4.102%, 7/01/36 (4)	7/23 at 100.00	D	8,947,400
4,655	4.123%, 7/01/40 (4)	7/23 at 100.00	D	3,386,512
19,460	4.123%, 7/01/43 (4)	7/23 at 100.00	D	14,157,150
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/20 (4)	No Opt. Call	N/R	750,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
105	3.999%, 7/01/20 (4)	6/20 at 100.00	D	74,813
2,895	3.999%, 7/01/21 (4)	11/20 at 100.00	D	2,069,925
950	3.988%, 7/01/22 (4)	11/20 at 100.00	D	678,063
1,890	3.988%, 7/01/23 (4)	11/20 at 100.00	D	1,348,987
535	3.988%, 7/01/24 (4)	11/20 at 100.00	D	381,856
1,755	3.978%, 7/01/25 (4)	11/20 at 100.00	D	1,250,437
3,485	3.957%, 7/01/28 (4)	11/20 at 100.00	D	2,483,062
13,350	5.250%, 7/01/33 (4)	11/20 at 100.00	D	9,511,875
28,635	3.999%, 7/01/38 (4)	11/20 at 100.00	D	20,474,025
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE:
5,270	4.036%, 7/01/30 (4)	11/20 at 100.00	D	3,728,525
66,460	4.044%, 7/01/32 (4)	11/20 at 100.00	D	47,269,675
34,350	4.061%, 7/01/40 (4)	11/20 at 100.00	D	24,474,375
14,525	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (4)	11/20 at 100.00	D	10,185,656

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 1,210	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured (4)	No Opt. Call	C	$977,983
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
299,882	0.000%, 7/01/46	7/28 at 41.38	N/R	85,034,282
122,927	0.000%, 7/01/51 (WI/DD, Settling 10/13/20)	7/28 at 30.01	N/R	25,276,250
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1:
11,648	0.000%, 7/01/46	7/28 at 41.38	N/R	3,302,907
50,220	0.000%, 7/01/51	7/28 at 30.01	N/R	10,326,236
13,165	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	13,762,033
66,482	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (4)	11/20 at 100.00	D	42,382,275
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
3,065	5.000%, 6/01/21	11/20 at 100.00	C	3,011,362
1,930	5.000%, 6/01/22	11/20 at 100.00	C	1,891,400
830	5.000%, 6/01/23	11/20 at 100.00	C	811,325
6,960	5.000%, 6/01/24	11/20 at 100.00	C	6,786,000
7,050	5.000%, 6/01/25	11/20 at 100.00	C	6,856,125
2,105	5.000%, 6/01/26	11/20 at 100.00	C	2,044,481
8,875	5.000%, 6/01/30	11/20 at 100.00	C	8,608,750
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
4,320	5.000%, 6/01/21	11/20 at 100.00	C	4,244,400
4,695	5.000%, 6/01/22	11/20 at 100.00	C	4,601,100
75	5.000%, 6/01/23	11/20 at 100.00	C	73,313
3,075	5.000%, 6/01/24	11/20 at 100.00	C	2,998,125
1,355	5.000%, 6/01/25	11/20 at 100.00	C	1,317,737
3,345	5.000%, 6/01/26	11/20 at 100.00	C	3,248,831
7,203	5.000%, 6/01/30	11/20 at 100.00	C	6,986,910
4,882	5.000%, 6/01/36	11/20 at 100.00	C	4,735,540
1,727,971	Total Puerto Rico			1,055,360,477
	Rhode Island – 0.2%
249,290	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	10/20 at 15.42	CCC-	37,879,615
	South Carolina – 1.8%
	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
510	20.925%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	758,671
500	21.084%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	741,180
1,000	21.084%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	1,438,590

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut Creek Improvement District, Series 2016A-2:
$ 90	5.750%, 12/01/20, 144A	No Opt. Call	N/R	$89,693
2,735	5.750%, 12/01/46, 144A	12/21 at 110.00	N/R	2,145,580
5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/20 at 100.00	N/R	1,098,090
14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/20 (4)	No Opt. Call	N/R	2,952,180
10,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-086, 5.000%, 8/15/36 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	Baa1 (7)	12,566,700
8,340	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-087, 5.000%, 8/15/41 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	Baa1 (7)	10,480,628
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020:
2,160	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	2,014,308
5,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	4,544,650
1,985	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	2,207,637
4,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46, 144A	2/25 at 100.00	BB+	4,161,000
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,510,261
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,588,658
5,870	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.750%, 6/15/49, 144A	12/26 at 100.00	Ba1	6,371,885
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	712,027
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,193,656
33,800	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44 (UB) (5)	6/30 at 100.00	A+	38,472,174
19,495	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 4.000%, 11/01/48 (UB) (5)	5/28 at 100.00	AA-	21,560,105
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
9,985	5.000%, 5/01/43 (UB) (5)	5/28 at 100.00	A	11,631,427
8,560	5.000%, 5/01/48 (UB) (5)	5/28 at 100.00	A3	9,905,803
	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B:
6,780	5.000%, 12/01/46 (UB) (5)	12/26 at 100.00	A-	7,942,431
7,770	5.000%, 12/01/56 (UB) (5)	12/26 at 100.00	A-	9,051,428

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,700	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43 (UB) (5)	6/22 at 100.00	A-	$1,787,125
28,660	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A-	32,439,681
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46 (UB) (5)	12/24 at 100.00	A-	11,206,800
2,185	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48 (UB) (5)	12/23 at 100.00	A-	2,387,659
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,575	5.000%, 12/01/49 (UB) (5)	6/24 at 100.00	A-	2,845,452
68,695	5.500%, 12/01/54 (UB) (5)	6/24 at 100.00	A-	77,505,134
4,970	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55 (UB) (5)	12/25 at 100.00	A-	5,740,051
17,625	South Carolina State Ports Authority, Revenue Bonds, Series 2019B8, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	19,508,936
7,990	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-2, 5.750%, 12/01/42	11/20 at 100.00	N/R	7,990,879
3,670	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-3, 5.330%, 12/01/41	11/20 at 100.00	N/R	3,670,404
310,827	Total South Carolina			331,220,883
	South Dakota – 0.0%
6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32, 144A	3/24 at 100.00	N/R	5,556,672
	Tennessee – 1.7%
2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	1,374,840
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,559,776
815	0.000%, 12/01/25, 144A	No Opt. Call	N/R	632,497
845	0.000%, 12/01/26, 144A	No Opt. Call	N/R	622,866
16,665	0.000%, 12/01/31, 144A	No Opt. Call	N/R	9,136,420
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A:
6,650	5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	6,484,348
7,220	5.125%, 12/01/42, 144A	12/26 at 100.00	N/R	6,847,015
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
2,545	18.524%, 1/01/40 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,655,129
865	18.507%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	1,241,950
2,500	18.532%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,591,025

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 64,160	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 4.000%, 7/01/40 (UB) (5)	7/28 at 100.00	Baa1	$70,981,491
2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	Baa1	2,089,180
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
7,230	5.250%, 5/01/25, 144A (4)	11/24 at 100.00	N/R	5,784,000
57,375	6.000%, 5/01/34, 144A (4)	11/24 at 100.00	N/R	45,900,000
4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	CCC	4,498,859
	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A:
4,405	5.500%, 7/01/37	7/27 at 100.00	N/R	3,933,048
5,150	5.625%, 1/01/46	7/27 at 100.00	N/R	4,588,907
2,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project, Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34	11/20 at 45.25	N/R	843,480
13,790	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%, 6/15/47, 144A (4)	6/27 at 100.00	N/R	8,274,000
1,235	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017B, 0.000%, 6/15/22, 144A (4)	No Opt. Call	N/R	741,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47, 144A	6/26 at 100.00	N/R	4,185,278
3,250	5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	3,433,820
16,615	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB)	7/26 at 100.00	Aa1	19,066,211
19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48 (UB) (5)	7/27 at 100.00	A3	23,241,257
1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,350,907
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
18,170	7.375%, 6/01/37, 144A (4)	6/27 at 100.00	N/R	11,810,500
17,235	7.500%, 6/01/47, 144A (4)	6/27 at 100.00	N/R	11,202,750
46,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	56,485,537
11,735	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	11/20 at 100.00	N/R	9,201,648
342,535	Total Tennessee			322,757,739

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 4.4%
$ 4,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 6.500%, 9/01/48, 144A	9/29 at 100.00	N/R	$4,553,560
3,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.750%, 9/01/48, 144A	9/29 at 100.00	N/R	3,410,730
4,235	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BBB-	4,507,522
	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	838,455
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,636,257
	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018:
2,100	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	2,390,031
3,905	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	4,402,458
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	493,876
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,252,184
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A:
1,000	5.000%, 8/15/38	8/27 at 100.00	N/R	1,047,870
1,800	5.000%, 8/15/48	8/27 at 100.00	N/R	1,857,942
900	5.000%, 8/15/53	8/27 at 100.00	N/R	926,289
2,720	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	2,734,498
6,160	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	9/23 at 103.00	N/R	6,593,602
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
1,000	5.750%, 9/01/33, 144A	9/23 at 103.00	N/R	1,099,500
3,775	6.125%, 9/01/45, 144A	9/23 at 103.00	N/R	4,160,616
5,235	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	9/23 at 103.00	N/R	5,588,677
3,800	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 6.200%, 9/01/47, 144A	9/27 at 100.00	N/R	4,387,252
7,085	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	7,334,675
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
1,690	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	1,918,336
4,230	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	4,756,381

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
$ 4,230	5.500%, 9/01/38, 144A	9/28 at 100.00	N/R	$4,911,749
7,480	5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	8,603,646
6,000	Celina, Texas, Special Assessment Revenue Bonds, Columns Public Improvement District Project, Series 2018, 6.250%, 9/01/48, 144A	9/28 at 100.00	N/R	6,929,820
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,529,126
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,579,350
3,750	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1B Project, Series 2018, 5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	4,230,487
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,093,850
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,617,880
5,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	5,687,700
1,000	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 5.250%, 9/01/46	9/26 at 100.00	N/R	1,098,770
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018:
325	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	375,788
415	5.500%, 9/01/46, 144A	9/28 at 100.00	N/R	475,324
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
1,120	5.625%, 9/01/38	9/28 at 100.00	N/R	1,293,286
1,700	5.750%, 9/01/47	9/28 at 100.00	N/R	1,950,512
	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,829,975
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	5,222,600
3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,271,155
1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,289,185
5,805	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,086,717
10,250	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,696,592

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
$ 700	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	$744,184
1,650	5.250%, 9/01/46, 144A	9/22 at 103.00	N/R	1,752,630
1,530	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,598,804
	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018:
1,835	5.600%, 9/01/38	9/28 at 100.00	N/R	2,088,432
2,940	5.700%, 9/01/47	9/28 at 100.00	N/R	3,307,912
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,648,208
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,868,760
1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,294,824
6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB- (7)	7,080,920
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
820	6.625%, 9/01/31	9/23 at 100.00	N/R	899,417
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,524,744
9,175	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BBB-	9,843,215
	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	3/21 at 102.00	N/R	1,417,920
2,000	6.750%, 9/01/43	3/21 at 102.00	N/R	2,021,940
28,985	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 3.000%, 10/01/50 (UB) (5)	4/30 at 100.00	A2	29,782,088
2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	11/20 at 100.00	B3	2,531,442
2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB- (7)	2,863,875
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	136,554

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 1,400	0.000%, 11/15/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	$1,377,502
475	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BB+	438,720
2,270	0.000%, 11/15/25 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	2,195,816
13,760	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BB+	11,968,035
520	0.000%, 11/15/26 (ETM)	No Opt. Call	Baa2 (7)	497,931
4,400	0.000%, 11/15/26	No Opt. Call	BB+	3,693,052
355	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (7)	335,383
4,645	0.000%, 11/15/27	No Opt. Call	BB+	3,749,862
480	0.000%, 11/15/28 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	446,971
11,595	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BB+	8,956,790
125	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	112,181
10,400	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	7,692,464
2,070	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	1,810,132
12,645	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	8,945,832
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	3,381,250
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	1,201,295
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,149,675
35	0.000%, 11/15/35	11/31 at 78.18	BB+	18,192
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	2,027,459
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BB+	696,559
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	826,272
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	453,458
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BB+	3,773,706
17,665	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BB+	6,214,370
1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	683,634
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BB	59,020
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.71	BB	335,382
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BB	739,806
25	0.000%, 11/15/34 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 55.69	Baa2 (7)	13,600
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	93,167
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	256,083
3,535	0.000%, 11/15/38 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 43.83	Baa2 (7)	1,513,369
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	BB	2,482,625
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 41.26	Baa2 (7)	3,397,543
9,245	0.000%, 11/15/39	11/24 at 41.26	BB	3,338,092

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
$ 1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	$687,657
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	12,253,965
10,450	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	4,145,619
1,025	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019, 4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	1,089,001
9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,365,988
7,080	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	11/20 at 100.00	N/R	7,079,575
8,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)	7/21 at 100.00	B	8,130,080
	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1:
5,000	5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	5,101,700
595	5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	598,273
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	1,034,400
5,400	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	6,091,524
	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public Improvement District 1 Improvement Area 1 Project, Series 2018:
1,315	5.000%, 9/01/38, 144A	9/28 at 100.00	N/R	1,460,847
1,175	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	1,314,050
1,930	5.125%, 9/01/47, 144A	9/28 at 100.00	N/R	2,124,081
1,770	5.500%, 9/01/47, 144A	9/28 at 100.00	N/R	1,961,178
2,500	Lago Vista, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Major Improvement Area Project, Series 2020B, 4.875%, 9/01/50, 144A	9/30 at 100.00	N/R	2,531,275
1,015	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019, 4.250%, 9/15/39, 144A	9/29 at 100.00	N/R	1,077,067
1,270	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/15/49, 144A	9/29 at 100.00	N/R	1,369,720
2,765	Leander, Texas, Special Assessment Revenue Bonds, Crystal Springs Public Improvement District Project, Series 2018, 5.300%, 9/01/48, 144A	9/28 at 100.00	N/R	2,786,180
1,100	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Northern Improvement Area Major Improvement Project, Series 2017, 5.375%, 9/01/47, 144A	9/26 at 100.00	N/R	1,115,675
3,900	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 5.000%, 9/01/47, 144A	9/26 at 100.00	N/R	3,991,182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Master Improvement Area Project, Series 2017:
$ 450	5.125%, 9/01/27, 144A	No Opt. Call	N/R	$493,083
2,160	6.000%, 9/01/46, 144A	9/27 at 100.00	N/R	2,467,627
1,100	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area 1 Project, Series 2017, 5.375%, 9/01/46, 144A	9/26 at 100.00	N/R	1,215,467
5,175	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 6.000%, 9/01/47, 144A	9/27 at 100.00	N/R	5,878,179
	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 2-3 Project, Series 2018:
725	5.750%, 9/01/38, 144A	9/28 at 100.00	N/R	840,145
1,350	5.875%, 9/01/47, 144A	9/28 at 100.00	N/R	1,549,800
1,500	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,637,070
	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Improvement Area 2 Project, Refunding & Improvement Series 2018:
70	0.000%, 9/01/21, 144A	No Opt. Call	N/R	68,534
70	0.000%, 9/01/22, 144A	No Opt. Call	N/R	66,171
70	0.000%, 9/01/23, 144A	No Opt. Call	N/R	64,482
12,225	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	13,885,399
	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Major Improvement Area Project, Refunding Series 2018:
125	0.000%, 9/01/21, 144A	No Opt. Call	N/R	121,706
125	0.000%, 9/01/22, 144A	No Opt. Call	N/R	118,068
125	0.000%, 9/01/23, 144A	No Opt. Call	N/R	114,348
125	0.000%, 9/01/24, 144A	No Opt. Call	N/R	110,590
125	0.000%, 9/01/25, 144A	No Opt. Call	N/R	106,945
6,300	6.750%, 9/01/48, 144A	9/28 at 100.00	N/R	7,422,975
	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Refunding & Improvement Series 2018:
95	0.000%, 9/01/22, 144A	No Opt. Call	N/R	90,026
6,595	5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	7,386,598
	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020:
600	4.500%, 9/15/40, 144A	9/30 at 100.00	N/R	646,386
600	4.625%, 9/15/49, 144A	9/30 at 100.00	N/R	643,266
1,755	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.750%, 9/01/49, 144A	9/29 at 100.00	N/R	1,894,487
1,670	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 5.250%, 9/01/49, 144A	9/29 at 100.00	N/R	1,805,654

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
$ 850	5.250%, 9/01/38, 144A	9/28 at 100.00	N/R	$974,789
1,595	5.375%, 9/01/48, 144A	9/28 at 100.00	N/R	1,811,920
1,510	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	1,685,839
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
1,000	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	1,080,540
2,300	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	2,481,516
18,750	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	17,668,125
17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4), (8)	1/26 at 102.00	N/R	1,222,017
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A:
1,595	5.625%, 8/15/39, 144A	8/24 at 100.00	N/R	1,702,296
3,340	5.750%, 8/15/49, 144A	8/24 at 100.00	N/R	3,557,300
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A:
2,095	5.000%, 8/01/36, 144A	8/21 at 100.00	BB+	2,117,479
6,005	5.000%, 8/01/46, 144A	8/21 at 100.00	BB+	6,056,703
8,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46, 144A	8/21 at 100.00	BB	8,546,240
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
3,235	5.000%, 8/15/37, 144A	8/21 at 100.00	BB	3,260,556
1,825	5.125%, 8/15/47, 144A	8/21 at 100.00	BB	1,836,680
4,305	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	4,309,391
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	594,116
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	837,830
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	1,629,060
7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	B-	6,326,945
1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB-	1,451,975

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
$ 1,840	5.000%, 7/01/24	No Opt. Call	CCC	$1,527,200
13,600	5.000%, 7/01/35	7/25 at 100.00	CCC	11,288,000
115,200	5.000%, 7/01/47	7/25 at 100.00	CCC	95,616,000
1,800	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B, 4.375%, 7/01/21	No Opt. Call	CCC	1,710,000
9,965	New Hope Cultural Educational Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Children's Health Systems of Texas Project, Series 2017A, 4.000%, 8/15/40 (UB) (5)	8/27 at 100.00	Aa2	11,178,737
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A:
1,000	5.000%, 6/15/37	6/22 at 100.00	N/R	1,020,050
1,250	5.000%, 6/15/42	6/22 at 100.00	N/R	1,270,925
3,000	5.250%, 6/15/48	6/22 at 100.00	N/R	3,057,120
43,310	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Refunding Series 2019, 4.000%, 12/15/58 (UB) (5)	12/29 at 100.00	A+	49,731,574
670	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019, 5.625%, 9/01/40, 144A	9/30 at 100.00	N/R	703,460
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
1,130	5.250%, 9/01/40, 144A	9/30 at 100.00	N/R	1,186,127
1,500	5.375%, 9/01/50, 144A	9/30 at 100.00	N/R	1,573,380
	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	686,139
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	1,030,170
6,705	Princeton, Texas, Special Assessment Revenue Bonds, Crossroads Public Improvement District Major improvement Project, Series 2018, 6.500%, 9/01/48, 144A	9/28 at 100.00	N/R	7,508,728
2,080	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	2,207,150
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019:
1,000	5.500%, 9/01/39, 144A	9/29 at 100.00	N/R	1,097,350
2,000	5.750%, 9/01/49, 144A	9/29 at 100.00	N/R	2,192,600
3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba1	3,775,156
	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012:
6,280	0.000%, 12/15/32 (4)	12/21 at 100.00	N/R	4,160,500
3,800	0.000%, 12/15/42 (4)	12/21 at 100.00	N/R	2,517,500
14,375	0.000%, 12/15/47 (4)	12/21 at 100.00	N/R	9,523,437

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	$4,654,264
3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,416,589
445	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	449,597
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
1,365	4.625%, 9/15/39, 144A	9/27 at 100.00	N/R	1,475,620
2,495	4.750%, 9/15/49, 144A	9/27 at 100.00	N/R	2,681,177
4,200	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 5.250%, 9/15/48, 144A	9/27 at 100.00	N/R	4,582,368
	Royse CIty, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Creekshaw Public Improvement District Major Improvement Area Project, Series 2020:
400	4.875%, 9/15/40, 144A	9/30 at 100.00	N/R	407,304
700	5.125%, 9/15/50, 144A	9/30 at 100.00	N/R	713,223
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
3,800	5.750%, 9/01/39, 144A	9/28 at 100.00	N/R	4,828,812
5,000	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	5,625,200
2,500	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, Whisper Public Improvement District Series 2020, 5.625%, 9/01/50	9/30 at 100.00	N/R	2,611,900
100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc Project, Refunding Series 2012B, 8.000%, 7/01/38 (AMT) (4)	7/22 at 100.00	N/R	25,000
11,130	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Cook Childrens Medical Center, Series 2020, 3.000%, 12/01/50 (UB) (5)	12/29 at 100.00	AA	11,571,972
4,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 0.000%, 11/15/37 (4)	11/20 at 100.00	N/R	2,925,000
3,140	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2014, 0.000%, 11/15/41 (4)	11/24 at 100.00	N/R	2,041,000
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A:
705	0.000%, 11/15/35 (4)	11/25 at 100.00	N/R	458,250
4,025	0.000%, 11/15/45 (4)	11/25 at 100.00	N/R	2,616,250
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	252,485
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,122,044
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,088,515

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38 (4)	11/20 at 100.00	N/R	$1,685,937
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/48 (4)	2/27 at 100.00	N/R	812,500
1,000	6.375%, 2/15/52 (4)	2/27 at 100.00	N/R	812,500
100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A-	109,936
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	7,626,026
3,660	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,156,333
2,940	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	11/20 at 100.00	BB-	2,947,144
12,455	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A	1/34 at 100.00	N/R	13,158,739
1,015	Tomball, Harris County, Texas, Special Assessment Revenue Bonds, Tomball Raburn Reserve Public Improvement District Improvement Area 1, Series 2020, 4.000%, 9/15/50, 144A (WI/DD, Settling 10/20/20)	9/29 at 100.00	N/R	1,018,776
3,470	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.625%, 9/01/47	9/28 at 100.00	N/R	3,937,270
4,000	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 5.000%, 9/01/47	9/27 at 100.00	N/R	4,327,200
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	3,052,860
2,755	6.250%, 9/01/40	9/25 at 100.00	N/R	2,782,605
7,045	6.375%, 9/01/45	9/25 at 100.00	N/R	7,143,982
923,840	Total Texas			830,712,361
	Utah – 0.4%
11,315	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (4)	12/27 at 100.00	N/R	9,108,575
700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (AMT)	No Opt. Call	N/R	728,427
	Medical School Campus Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2020A:
3,875	5.250%, 2/01/40, 144A	9/25 at 103.00	N/R	3,816,216
11,000	5.500%, 2/01/50, 144A	9/25 at 103.00	N/R	10,759,210
1,955	Medical School Campus Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Subordinate Lien Series 2020B, 7.875%, 8/15/50, 144A	9/25 at 103.00	N/R	1,922,762

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 2,000	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42 (Pre-refunded 7/15/22)	7/22 at 100.00	BBB- (7)	$2,219,060
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	11/20 at 100.00	BB+	1,735,380
2,650	6.750%, 10/15/43	11/20 at 100.00	BB+	2,657,579
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,705	5.000%, 6/15/39, 144A	6/27 at 102.00	N/R	1,794,581
1,670	5.000%, 6/15/50, 144A	6/27 at 102.00	N/R	1,729,469
830	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A, 5.000%, 6/15/49, 144A	12/29 at 100.00	N/R	861,565
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Renaissance Academy Project, Refunding Series 2020:
950	5.000%, 6/15/40, 144A	6/28 at 102.00	Ba2	1,015,464
2,000	5.000%, 6/15/55, 144A	6/28 at 102.00	Ba2	2,077,780
5,180	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A	7/27 at 100.00	BB	5,401,600
1,590	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/27 at 100.00	N/R	1,628,065
11,315	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2016B, 4.000%, 5/15/47 (UB) (5)	5/24 at 100.00	AA+	12,133,188
5,795	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020A, 3.000%, 5/15/50 (UB) (5)	5/30 at 100.00	AA+	5,987,974
6,450	Utah State Board of Regents, Revenue Bonds, Dixie University, Series 2019, 3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AA	6,724,125
72,710	Total Utah			72,301,020
	Virgin Islands – 1.2%
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
400	4.000%, 10/01/22	No Opt. Call	N/R	386,568
7,215	5.000%, 10/01/32	10/22 at 100.00	N/R	6,636,573
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
2,500	5.000%, 10/01/20	No Opt. Call	N/R	2,500,000
16,050	5.000%, 10/01/24	No Opt. Call	N/R	15,464,977
9,750	5.000%, 10/01/30	10/24 at 100.00	N/R	9,010,073
40,815	5.000%, 10/01/39	10/24 at 100.00	N/R	36,968,186
500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	N/R	449,455

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
$ 6,245	5.000%, 10/01/24	No Opt. Call	N/R	$6,017,370
1,200	5.000%, 10/01/29	10/24 at 100.00	N/R	1,117,404
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1:
10	5.000%, 10/01/24	11/20 at 100.00	Caa2	10,003
225	5.000%, 10/01/29	11/20 at 100.00	Caa2	223,040
525	5.000%, 10/01/39	11/20 at 100.00	Caa2	512,547
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
11,365	5.000%, 10/01/25	11/20 at 100.00	Caa2	11,322,722
16,600	5.000%, 10/01/29	11/20 at 100.00	Caa2	16,455,414
3,891	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	3,895,864
2,226	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	11/20 at 100.00	Caa2	2,217,719
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
2,545	5.000%, 10/01/27	10/22 at 100.00	Caa2	2,529,170
17,870	5.000%, 10/01/32	10/22 at 100.00	Caa2	17,535,652
7,380	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	11/20 at 100.00	Caa3	7,057,789
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
12,620	5.000%, 10/01/25	11/20 at 100.00	Caa3	12,441,806
22,830	5.250%, 10/01/29	11/20 at 100.00	Caa3	22,445,086
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	11/20 at 100.00	Caa3	1,025,530
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
12,405	6.625%, 10/01/29	11/20 at 100.00	Caa3	12,410,086
36,185	6.750%, 10/01/37	11/20 at 100.00	Caa3	36,203,454
	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A:
65	5.000%, 7/01/22	11/20 at 100.00	Caa3	63,431
20	5.000%, 7/01/25	11/20 at 100.00	Caa3	18,913
975	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	11/20 at 100.00	Caa3	880,347
233,447	Total Virgin Islands			225,799,179
	Virginia – 3.5%
2,340	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2019A, 3.000%, 7/15/46 (UB) (5)	7/30 at 100.00	AAA	2,544,937

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
$ 6,725	4.000%, 7/01/45 (UB) (5)	7/30 at 100.00	A+	$7,696,628
20,850	3.750%, 7/01/50 (UB) (5)	7/30 at 100.00	A+	22,887,879
24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44 (4)	11/24 at 100.00	N/R	16,102,727
	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	4.125%, 3/01/21 (4)	No Opt. Call	N/R	1,279,800
5,188	4.356%, 3/01/25 (4)	10/20 at 100.00	N/R	3,112,800
9,263	4.455%, 3/01/34 (4)	10/20 at 100.00	N/R	5,557,800
1,074	Celebrate Virginia South Community Development Authority, Special Assessment Revenue Bonds, Celebrate Virginia South Project, Series 2006, 6.250%, 3/01/37 (4)	3/21 at 100.00	N/R	724,950
	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35, 144A	3/25 at 100.00	N/R	1,120,801
1,865	5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	1,896,351
11,230	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	11,709,072
6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	6,899,280
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	BBB+	5,854,408
5,265	5.000%, 12/01/47	12/23 at 100.00	BBB+	5,488,131
28,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	Aa2	31,447,640
15,000	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A	7/27 at 100.00	N/R	16,772,400
5,820	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	5,731,012
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
9,065	4.000%, 1/01/47 (UB) (5)	1/27 at 100.00	A3	9,696,286
5,000	5.000%, 1/01/47 (UB) (5)	1/27 at 100.00	Baa1	5,654,550
83,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37 (UB) (5)	No Opt. Call	Baa1	49,757,875
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
109,520	4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	Baa2	120,096,346
21,340	3.000%, 10/01/50 – AGM Insured (UB) (5)	10/29 at 100.00	A2	21,440,085
15,200	4.000%, 10/01/53 – AGM Insured (UB) (5)	10/29 at 100.00	A2	16,717,720
53,165	4.000%, 10/01/53 (UB) (5)	10/29 at 100.00	Baa2	58,074,256

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
$ 2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	$2,151,835
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	3,577,534
9,400	0.000%, 10/01/38 – AGC Insured	No Opt. Call	Baa1	5,391,088
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	Baa1	2,538,648
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	Baa1	9,038,610
55,695	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	AA	62,685,836
1,000	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A, 4.375%, 1/01/39	1/24 at 104.00	N/R	1,004,570
	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014:
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,095,350
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,435,692
3,320	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	3,416,678
34,000	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A, 3.000%, 7/01/45 (UB) (5)	7/30 at 100.00	AA-	35,600,720
2,400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	2,408,976
10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	10,624,588
	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A:
13,645	5.500%, 7/01/49, 144A	7/34 at 100.00	N/R	14,274,717
19,855	5.500%, 7/01/54, 144A	7/34 at 100.00	N/R	20,671,239
9,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A	No Opt. Call	N/R	9,063,900
32,205	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/49 (UB) (5)	6/30 at 100.00	A+	36,383,921
8,170	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	8,581,523
1,655	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B	1,685,899
679,228	Total Virginia			667,895,058
	Washington – 1.9%
13,250	King County Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2020A, 3.000%, 6/01/40 (UB) (5)	6/30 at 100.00	AA	13,944,300
1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,073,362

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
$ 1,000	5.000%, 12/01/30	12/25 at 100.00	N/R	$1,056,100
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,988,901
	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,636,635
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,958,700
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
950	5.500%, 6/01/27 (AMT)	11/20 at 100.00	N/R	951,539
3,660	5.600%, 6/01/37 (AMT)	11/20 at 100.00	N/R	3,663,404
450	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	552,456
21,950	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 4.000%, 5/01/43 (AMT) (UB) (5)	5/27 at 100.00	A+	23,536,327
10,550	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 4.000%, 4/01/44 (AMT) (UB) (5)	4/29 at 100.00	A+	11,321,522
21,525	Port of Tacoma, Washington, Revenue Bonds, Refunding Series 2016B, 5.000%, 12/01/43 (AMT) (UB) (5)	12/26 at 100.00	AA-	25,310,171
4,260	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	10/20 at 100.00	N/R	4,263,365
74,685	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	56,013,750
11,455	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	8,591,250
	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A:
34,710	7.500%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	26,032,500
8,095	7.650%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	6,071,250
11,000	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B, 4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	12,313,510
	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	18.294%, 8/15/40, 144A (IF) (5)	8/25 at 100.00	AA-	773,310
2,125	18.294%, 8/15/45, 144A (IF) (5)	8/25 at 100.00	AA-	3,215,231
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (5)	10/24 at 100.00	AA-	14,547,780
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
24	21.758%, 10/01/41 (Pre-refunded 10/01/24), 144A (IF)	10/24 at 100.00	N/R (7)	37,788
1,616	21.758%, 10/01/41, 144A (IF) (5)	10/24 at 100.00	AA-	2,544,392
1,060	21.758%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,643,064
600	21.758%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	930,036

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
$ 3,740	17.725%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	$5,384,104
2,500	17.742%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,600,125
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
630	17.742%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	770,925
1,510	17.783%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	1,847,500
785	17.960%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	959,764
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (5)	10/27 at 100.00	Aa2	15,585,310
	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 2015-XF0153:
2,500	17.557%, 10/01/40, 144A (IF) (5)	11/20 at 100.00	Aa2	2,528,375
3,685	17.650%, 10/01/40, 144A (IF) (5)	11/20 at 100.00	Aa2	3,726,825
1,750	17.655%, 10/01/40, 144A (IF) (5)	11/20 at 100.00	Aa2	1,769,862
945	17.535%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	Aa2	1,198,213
935	17.855%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	Aa2	1,185,860
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
11,170	4.000%, 7/01/58 (UB) (5)	7/28 at 100.00	BBB	11,325,486
1,575	4.000%, 7/01/58 (UB) (5)	7/28 at 100.00	BBB+	1,629,023
19,965	4.000%, 7/01/58 – AGM Insured (UB) (5)	7/28 at 100.00	A1	21,420,648
1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 17.869%, 8/15/42, 144A (IF) (5)	8/22 at 100.00	AA-	1,367,944
15,000	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University Project, Series 2019A, 3.000%, 4/01/49 (UB) (5)	10/29 at 100.00	A2	14,693,550
13,210	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26, 144A	No Opt. Call	N/R	13,736,383
1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	1,836,166
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,080	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,126,322
18,225	6.750%, 10/01/47, 144A	10/22 at 100.00	N/R	18,671,148
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,072,300
2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,710,168
1,500	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,605,855
371,505	Total Washington			362,722,499

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$ 7,234	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	$7,405,084
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,505,525
5,500	5.250%, 6/01/47	6/27 at 100.00	N/R	5,406,610
3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba3	3,446,895
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
4,745	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	4,894,800
12,885	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	13,337,392
5,380	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	BB-	5,547,587
41,569	Total West Virginia			42,543,893
	Wisconsin – 5.7%
15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	15,742,233
1,600	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, American Preparatory Academy, Las Vegas 2 Project, Series 2019A, 5.000%, 7/15/54, 144A	7/27 at 100.00	BB	1,632,160
7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	7,246,663
95	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21, 144A	No Opt. Call	N/R	95,009
5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	5,305,082
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,660	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	1,718,117
6,540	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	6,689,243
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A:
1,000	5.000%, 6/15/37, 144A	6/24 at 100.00	N/R	1,026,420
1,630	5.125%, 6/15/47, 144A	6/24 at 100.00	N/R	1,663,171
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	1,123,790
3,445	5.250%, 5/01/46, 144A	5/26 at 100.00	N/R	3,523,339
3,030	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BB+	3,164,350

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A:
$ 600	5.000%, 7/01/40	7/28 at 100.00	BB-	$629,400
1,550	5.000%, 7/01/55	7/28 at 100.00	BB-	1,598,066
2,255	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A, 5.000%, 1/01/42, 144A (WI/DD, Settling 10/06/20)	1/28 at 100.00	N/R	2,308,443
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mallard Creek STEM Academy, North Carolina, Series 2019:
3,780	5.125%, 6/15/39, 144A	6/26 at 100.00	N/R	4,012,508
6,280	5.250%, 6/15/49, 144A	6/26 at 100.00	N/R	6,633,752
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
13,455	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	13,573,539
40,610	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	39,857,903
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37, 144A	6/24 at 100.00	N/R	3,300,146
17,350	5.875%, 6/15/47, 144A	6/24 at 100.00	N/R	17,454,100
3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45, 144A	3/25 at 100.00	BB+	3,137,714
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College Preparatory, Series 2020A:
1,400	5.000%, 6/15/41, 144A	6/27 at 103.00	N/R	1,425,774
3,790	5.000%, 6/15/55, 144A	6/27 at 103.00	N/R	3,783,519
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35, 144A	7/25 at 100.00	N/R	1,035,660
1,590	5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	1,639,529
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
2,875	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	2,772,822
6,225	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	6,102,243

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 393	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	$9,421
343	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	8,098
338	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	7,786
327	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	7,222
322	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	6,962
418	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	8,678
412	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	8,386
398	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	7,868
390	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	7,522
382	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	7,225
19,686	0.000%, 7/01/56, 144A (4)	3/28 at 100.00	N/R	14,282,773
423	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	7,764
412	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	7,372
401	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	7,027
393	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	6,643
387	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	6,349
376	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	6,003
368	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	5,732
360	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	5,492
354	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	5,213
382	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	5,331
4,599	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	59,465

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 177	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	$4,412
174	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	4,175
173	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	4,076
172	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	3,954
169	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	3,736
185	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	4,014
4,770	3.750%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	3,026,897
184	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	3,825
182	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	3,695
180	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	3,562
178	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	3,429
175	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	3,318
174	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	3,195
172	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	3,070
170	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	2,985
169	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	2,860
167	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	2,731
165	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	2,638
163	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	2,537
162	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	2,467
161	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	2,360
158	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	2,205
2,057	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	26,598
30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	33,316,800
	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2018A:
1,030	5.250%, 8/01/38, 144A	8/28 at 100.00	BB+	1,116,489
1,240	5.500%, 8/01/48, 144A	8/28 at 100.00	BB+	1,342,250
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
540	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	551,232
455	5.000%, 6/15/54, 144A	6/26 at 100.00	N/R	463,322
	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Series 2020A:
1,030	6.250%, 6/15/40, 144A	6/27 at 100.00	N/R	1,049,611
5,350	6.500%, 6/15/50, 144A	6/27 at 100.00	N/R	5,450,954
2,050	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Taxable Series 2020B, 7.500%, 6/15/30, 144A	6/25 at 100.00	N/R	2,049,652

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,945	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.500%, 6/01/49, 144A	6/27 at 102.00	N/R	$2,047,482
4,385	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A	10/29 at 100.00	N/R	4,392,586
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
1,000	5.000%, 8/01/36, 144A	8/26 at 100.00	N/R	1,007,470
3,000	5.125%, 8/01/46, 144A	8/26 at 100.00	N/R	3,011,040
1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,981,263
5,300	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 3.000%, 1/01/50 (UB) (5)	1/30 at 100.00	A3	5,156,370
1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38, 144A	9/24 at 100.00	BB	1,773,645
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
8,500	6.250%, 8/01/27, 144A	No Opt. Call	N/R	7,321,050
53,543	6.750%, 8/01/31, 144A	No Opt. Call	N/R	43,739,304
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
58,580	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	50,690,446
58,500	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	50,418,810
308,150	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	267,609,787
6,710	Public Finance Authority of Wisconsin, Project Revenue Bonds, Irving Convention Center Hotel Project, First Tier Series 2017A-2, 7.000%, 1/01/50, 144A	1/32 at 100.00	N/R	6,205,878
7,245	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	4,386,558
16,910	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	15,032,144
3,400	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Taxable Series 2018B, 6.750%, 9/01/29	9/28 at 100.00	N/R	3,388,508
	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A:
3,100	6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	3,541,998
10,000	6.850%, 10/01/47, 144A	10/27 at 100.00	N/R	11,468,300
4,700	7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	5,432,166
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	N/R	1,085,100
3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Delray Beach Radiation Therapy Center, Subordinate Series 2017B, 0.000%, 11/01/46, 144A (4)	11/26 at 100.00	N/R	2,250,000
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A:
2,775	5.200%, 12/01/37	12/27 at 100.00	BBB-	3,101,784
2,725	5.350%, 12/01/45	12/27 at 100.00	BBB-	3,024,723

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A:
$ 25,790	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	$27,614,127
45,880	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	49,115,916
4,475	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.500%, 4/01/32	4/22 at 100.00	BB	4,611,711
4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	4,752,922
	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A:
8,800	5.200%, 6/01/37	6/23 at 104.00	N/R	8,734,880
19,410	5.300%, 6/01/47	6/23 at 104.00	N/R	18,839,346
7,890	5.375%, 6/01/52	6/23 at 104.00	N/R	7,671,684
3,600	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2020, 6.000%, 6/01/53, 144A	6/25 at 104.00	N/R	3,626,244
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Taxable Series 2020, 7.750%, 6/01/25, 144A	No Opt. Call	N/R	990,450
7,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A	6/22 at 104.00	N/R	7,156,730
2,575	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects, Senior Series 2020A-1, 5.000%, 1/01/55, 144A	7/30 at 100.00	N/R	2,584,656
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,015	5.250%, 5/15/42, 144A	5/25 at 102.00	BB	1,073,586
1,335	5.250%, 5/15/47, 144A	5/25 at 102.00	BB	1,404,180
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
5,605	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	4,852,192
22,230	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	18,530,261
90,145	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	73,288,786
21,625	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 14.000%, 6/01/29, 144A	7/22 at 100.00	N/R	21,486,384
500	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	522,390
495	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (4)	12/28 at 100.00	N/R	247,253
5,000	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Subordinate Series 2019B, 9.500%, 12/01/48, 144A (4)	12/24 at 103.00	N/R	500,000
76	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Taxable Senior Series 2019A-2, 0.000%, 12/01/48, 144A (4)	12/28 at 100.00	N/R	38,039
6,500	Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical Academy, Taxable Series 2019B, 6.125%, 10/01/49, 144A	10/29 at 100.00	BB	6,034,730
14,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (UB) (5)	11/28 at 100.00	Aa2	16,015,440

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 17.576%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA+ (7)	$4,803,387
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Tender Option Bond Trust 2016-XG0072, 17.963%, 4/15/35 (Pre-refunded 4/15/23), 144A (IF) (5)	4/23 at 100.00	Aa3 (7)	3,744,250
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	17.656%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	3,085,375
380	17.656%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	468,977
750	17.656%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	925,613
2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	2,261,421
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	A+	9,318,210
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,772,670
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,795,690
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Children's Hospital of Wisconsin, Inc, Series 2017:
10,000	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	Aa3	11,161,400
10,000	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	Aa3	11,077,800
9,990	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42 (UB) (5)	2/26 at 100.00	A-	11,251,837
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,679,172
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,684,512
10,115	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A, 4.300%, 11/01/53 (UB) (5)	11/27 at 100.00	Aa3	11,240,294
2,480	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.375%, 6/01/37 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	2,791,240
1,179,990	Total Wisconsin			1,078,962,243
$ 28,272,858	Total Municipal Bonds (cost $22,388,644,562)			23,045,513,127

Shares	Description (1)	Value
	COMMON STOCKS – 2.6%
	Airlines – 0.2%
3,000,000	American Airlines Group Inc (10), (11), (12)	$ 36,870,000
	Chemicals – 0.0%
3,839	Ingevity Corporation (11), (13)	189,800
	Containers & Packaging – 0.0%
23,041	Westrock Co (14)	800,444
	Electric Utilities – 2.4%
19,397,048	Energy Harbor Corp (11), (15), (16)	446,132,104
	Total Common Stocks (cost $463,621,296)	483,992,348

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.3%
	Commercial Services & Supplies – 0.0%
$ 3,460	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (8)	15.000%	9/01/28	N/R	$35
2,610	EWM P1 LLC (4), (8)	15.000%	9/01/28	N/R	26
609	EWM P1 LLC	15.000%	9/01/28	N/R	609,440
6,679	Total Commercial Services & Supplies				609,501
	Electric Utilities – 0.3%
6,085	FirstEnergy Corp	6.050%	8/15/21	N/R	7,607
3,805	FirstEnergy Corp	6.800%	8/15/39	N/R	4,756
11,125	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	7,273,025
50,500	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	38,380,000
3,760	Talen Energy Supply LLC	7.250%	5/15/27	BB-	3,747,291
14,300	Talen Energy Supply LLC	6.625%	1/15/28	BB-	13,853,125
2,500	Talen Energy Supply LLC	6.000%	12/15/36	CCC+	1,100,000
92,075	Total Electric Utilities				64,365,804
	Metals & Mining – 0.9%
111,789	Cleveland-Cliffs Inc	9.875%	10/17/25	B	124,784,471
8,000	Cleveland-Cliffs Inc	7.000%	3/15/27	B-	6,840,000
10,000	United States Steel Corp (12)	6.875%	8/15/25	Caa2	7,326,250
15,700	United States Steel Corp (12)	6.250%	3/15/26	Caa2	10,636,750
18,720	United States Steel Corp (12)	6.650%	6/01/37	Caa2	11,512,800
164,209	Total Metals & Mining				161,100,271
	Non-US Agency – 0.0%
5,000	Mashantucket Western Pequot Tribe, Corporate High Yield Bond (cash 6.350%, PIK 1.000%) (4)	7.350%	7/01/26	N/R	825,000
	Real Estate Management & Development – 0.1%
15,000	Benloch Ranch Improvement Association	9.750%	12/01/39	N/R	15,331,650
2,400	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	1,632,672
25,740	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	258
43,140	Total Real Estate Management & Development				16,964,580
$ 311,103	Total Corporate Bonds (cost $281,423,388)				243,865,156
	Total Long-Term Investments (cost $23,133,689,246)				23,773,370,631

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%
	MONEY MARKET FUNDS – 0.1%
27,968,092	State Street Navigator Securities Lending Government Money Market Portfolio, (17)	0.090% (18)	$ 27,968,092
	Total Investments Purchased with Collateral from Securities Lending(cost $27,968,092)		27,968,092

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Florida – 0.0%
$ 1,565	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (19)	12/20 at 104.00	N/R	$ 1,370,815
	Georgia – 0.0%
91	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 3/31/17 (4), (8)	No Opt. Call	N/R	93,920
	Puerto Rico – 0.0%
7,110	Puerto Rico Electric Power Authority, Power Revenue Bonds, Variable Rate Demand Obligations, Series 2007TT, 3.957%, 7/01/20 (4)	No Opt. Call	N/R	5,048,100
	Virgin Islands – 0.1%
20,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Variable Rate Demand Obligations, BANS Series 2018B, 7.000%, 8/31/20, 144A	No Opt. Call	N/R	20,000,000
$ 28,766	Total Short-Term Investments (cost $26,997,623)			26,512,835
	Total Investments (cost $23,188,654,961) – 126.1%			23,827,851,558
	Floating Rate Obligations – (28.9)%			(5,452,638,000)
	Other Assets Less Liabilities – 2.8% (20)			513,608,204
	Net Assets – 100%			$18,888,821,762

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(2,831)	12/20	$ (356,295,193)	$ (356,794,469)	$ (499,275)	$287,525
U.S. Treasury 10-Year Note	Short	(8,142)	12/20	(1,131,085,818)	(1,136,063,437)	(4,977,620)	2,035,500
Total				$(1,487,381,011)	$(1,492,857,906)	$(5,476,895)	$2,323,025

Total receivable for variation margin on futures contracts	$2,323,025
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (21)	Current Credit Spread (22)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.40%	$90,000,000	1.000%	Quarterly	6/21/21	$(881,300)	$(1,481,279)	$599,979
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.44	5,000,000	1.000	Quarterly	6/20/22	(119,461)	(137,114)	17,652
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.72	5,000,000	1.000	Quarterly	6/20/24	(296,261)	(267,069)	(29,192)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.80	5,000,000	1.000	Quarterly	12/20/24	(345,761)	(253,134)	(92,627)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	3.01	10,000,000	1.000	Quarterly	12/20/27	(1,213,422)	(859,205)	(354,217)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.99	60,000,000	1.000	Quarterly	6/20/28	(7,636,934)	(5,712,263)	(1,924,670)
Total				$175,000,000				$(10,493,139)	$(8,710,064)	$(1,783,075)
Total credit default swaps premiums paid									$ —	—
Total credit default swaps premiums received									$(8,710,064)	—
Total unrealized appreciation on credit default swaps									—	$617,631
Total unrealized depreciation on credit default swaps									—	$(2,400,706)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $27,358,212.
(13)	Common Stock received as part of spin-off from WestRock Company.

(14)	Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.
(15)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(16)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(17)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(18)	The rate shown is the one-day yield as of the end of the reporting period.
(19)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(20)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(21)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(22)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Short Duration High Yield Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.2%
	MUNICIPAL BONDS – 98.7%
	Alabama – 1.8%
$ 10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	11/20 at 100.00	B1	$10,170,102
4,445	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	11/20 at 100.00	B1	4,445,044
2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27, 144A	9/25 at 100.00	N/R	2,558,644
23,140	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 2.576%, 12/01/48 (Mandatory Put 12/01/23) (UB) (4)	9/23 at 100.00	A3	23,071,274
3,625	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	3,277,471
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BB	1,086,990
6,860	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	7,042,476
6,500	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (AMT)	11/22 at 100.00	BBB	6,671,795
15,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Libor Index Rate Series 2018B, 2.576%, 4/01/49 (Mandatory Put 4/01/24) (UB) (4)	1/24 at 100.00	A3	14,997,750
73,185	Total Alabama			73,321,546
	Alaska – 0.1%
5,330	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	10/20 at 100.00	B3	5,356,384
	Arizona – 3.4%
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
1,500	1.451%, 1/01/37, 144A (IF) (4)	12/20 at 100.00	AA-	1,168,035
3,000	1.460%, 1/01/37, 144A (IF) (4)	12/20 at 100.00	AA-	2,336,070
1,500	1.460%, 1/01/37, 144A (IF) (4)	12/20 at 100.00	AA-	1,168,035
3,000	1.460%, 1/01/37, 144A (IF) (4)	12/20 at 100.00	AA-	2,336,070
160	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A, 4.000%, 7/01/21, 144A	No Opt. Call	BB	161,749
500	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	541,265
1,545	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 5.500%, 9/15/28, 144A	9/23 at 105.00	BB+	1,676,711

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,090	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 4.000%, 3/01/27, 144A	No Opt. Call	BB+	$1,116,454
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018B:
750	4.500%, 7/01/24, 144A	No Opt. Call	BB	780,172
1,000	5.000%, 7/01/29, 144A	1/27 at 100.00	BB	1,091,080
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019:
500	4.000%, 7/01/29, 144A	No Opt. Call	BB	512,405
635	5.000%, 7/01/39, 144A	7/29 at 100.00	BB	672,782
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A:
765	4.500%, 7/01/29, 144A	7/24 at 101.00	N/R	795,317
2,635	5.000%, 7/01/39, 144A	7/24 at 101.00	N/R	2,740,927
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
1,000	4.375%, 7/01/29, 144A	7/22 at 101.00	N/R	1,024,070
750	5.000%, 7/01/32, 144A	7/22 at 101.00	N/R	773,985
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 4.750%, 12/15/28, 144A	12/26 at 100.00	BB	403,515
1,575	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.000%, 7/15/28, 144A	7/26 at 100.00	BB+	1,708,308
2,520	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 5.850%, 6/01/29, 144A	6/28 at 100.00	N/R	2,793,395
2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	1,960,909
480	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/30, 144A	7/28 at 100.00	BB+	497,534
420	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014, 5.000%, 7/15/24, 144A	No Opt. Call	N/R	475,847
1,045	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A	No Opt. Call	N/R	1,091,806
221	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25, 144A	7/24 at 100.00	N/R	225,544
1,600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Benjamin Franklin Charter School Projects, Series 2018A, 4.800%, 7/01/28, 144A	No Opt. Call	Ba2	1,749,600
2,465	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 3.500%, 7/01/26, 144A	No Opt. Call	BB+	2,534,784
265	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc Project, Series 2013, 6.000%, 7/01/23 (ETM)	No Opt. Call	BBB- (5)	287,011
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/33	7/22 at 100.00	BB+	1,016,650

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 95	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	$98,384
1,035	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 5.750%, 7/01/24, 144A	No Opt. Call	Ba2	1,111,911
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
4,445	4.000%, 7/01/25, 144A	No Opt. Call	Ba2	4,566,926
1,360	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	1,416,998
850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2018A, 4.625%, 7/01/28, 144A	7/22 at 101.00	N/R	875,049
205	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/39, 144A	7/22 at 101.00	N/R	210,187
375	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A	9/30 at 100.00	Ba2	392,599
1,175	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	BBB-	1,254,923
14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,685,376
2,270	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	A3	2,350,063
325	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	344,234
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019:
630	5.000%, 6/15/34, 144A	6/25 at 100.00	N/R	656,177
660	5.000%, 6/15/39, 144A	6/25 at 100.00	N/R	683,991
700	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013, 5.000%, 7/01/25	11/20 at 102.00	BB-	709,534
1,640	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB-	1,649,594
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019:
880	5.125%, 7/01/30, 144A	7/26 at 103.00	N/R	928,884
1,870	5.500%, 7/01/40, 144A	7/26 at 103.00	N/R	1,944,258
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019:
285	3.250%, 7/01/24, 144A	No Opt. Call	N/R	286,895
370	5.000%, 7/01/29, 144A	7/26 at 100.00	N/R	395,071
425	5.000%, 7/01/34, 144A	7/26 at 100.00	N/R	443,275
575	5.000%, 7/01/39, 144A	7/26 at 100.00	N/R	593,199
600	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	622,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leading Edge Academy Maricopa Charter School Project, Series 2013, 7.750%, 12/01/43	12/25 at 100.00	N/R	$1,742,945
845	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 7.500%, 2/01/25	2/24 at 100.00	N/R	924,422
1,465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	1,637,343
800	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	812,720
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 4.125%, 7/01/29	7/25 at 100.00	N/R	496,890
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,480	4.000%, 7/01/26	No Opt. Call	B1	4,508,269
5,465	5.000%, 7/01/31	7/26 at 100.00	B1	5,688,682
1,275	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 4.000%, 12/15/24, 144A	No Opt. Call	BB	1,300,627
100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	135,090
609	Show Low Bluff Community Facilities District, Show Low, Arizona, Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31, 144A	11/20 at 100.00	N/R	549,537
369	Southside Community Facilities District 1, Prescott Valley, Arizona, Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32	11/20 at 100.00	N/R	321,074
1,500	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 5.500%, 10/01/27, 144A	No Opt. Call	N/R	1,572,330
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B:
42,000	4.700%, 10/01/24, 144A	4/21 at 100.00	N/R	42,110,460
9,000	5.350%, 10/01/25, 144A	10/21 at 100.00	N/R	9,098,280
535	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 3.900%, 9/01/24, 144A	No Opt. Call	BB+	544,657
139,874	Total Arizona			141,303,396
	Arkansas – 0.4%
8,200	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	8,300,122
8,670	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	Caa1	8,706,414
16,870	Total Arkansas			17,006,536
	California – 7.5%
1,860	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (5)	1,910,945

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
$ 1,250	5.000%, 3/01/21	No Opt. Call	Ba3	$1,270,850
6,395	5.000%, 3/01/26	No Opt. Call	Ba3	7,161,760
7,215	5.000%, 3/01/31	3/26 at 100.00	Ba3	7,612,474
7,565	5.250%, 3/01/36	3/26 at 100.00	Ba3	7,812,073
205	Avalon Community Improvements Agency, California, Special Assessment Bonds, Area 1 Project, Series 2019, 3.700%, 11/01/29	No Opt. Call	N/R	213,833
1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 3.359%, 4/01/36, 144A (IF) (4)	12/26 at 100.00	AA	1,029,620
1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,977,389
3,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	3,311,070
2,500	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	2,797,525
500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	BBB+	557,655
1,095	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	12/30 at 100.00	N/R	1,247,982
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
385	5.000%, 8/15/30	8/27 at 100.00	Baa2	463,748
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	369,610
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	249,863
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	289,191
280	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB	299,510
1,485	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.000%, 10/01/28, 144A	10/22 at 105.00	N/R	1,598,409
505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BB	526,417
270	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 4.500%, 6/01/28, 144A	6/26 at 100.00	BB	286,889
1,110	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	1,130,591
425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/28, 144A	No Opt. Call	Ba1	471,011
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
1,535	4.000%, 6/15/26, 144A	No Opt. Call	BB	1,602,325
1,850	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	1,961,795
390	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25, 144A	No Opt. Call	BB+	411,754

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 705	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BB	$721,751
5,115	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26, 144A	No Opt. Call	BB	5,287,324
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A:
1,350	3.875%, 7/01/28, 144A	No Opt. Call	BB	1,396,548
2,200	5.000%, 7/01/38, 144A	7/28 at 100.00	BB	2,395,624
1,800	5.000%, 7/01/49, 144A	7/28 at 100.00	BB	1,923,732
685	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	710,763
870	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	923,053
840	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	BBB-	942,404
1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,612,046
165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	176,388
2,355	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	2,430,548
270	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	281,745
1,935	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25 (6)	No Opt. Call	N/R	1,808,316
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB-	220,606
300	5.000%, 11/01/24	No Opt. Call	BBB-	339,867
350	5.000%, 11/01/27	11/24 at 100.00	BBB-	392,634
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,475	5.000%, 11/01/26	No Opt. Call	BBB-	1,738,376
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB-	1,658,728
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB-	1,773,000
850	5.000%, 11/01/30	11/26 at 100.00	BBB-	980,246
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,171,730
6,165	5.250%, 11/01/41	11/26 at 100.00	BBB-	7,025,326
1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (6)	No Opt. Call	N/R	330,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (6)	12/23 at 102.00	N/R	1,655,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	$588,589
	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB-	1,346,099
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB-	1,144,950
2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32, 144A	7/27 at 100.00	Caa2	1,688,400
1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29, 144A	6/26 at 100.00	N/R	1,400,167
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate Obligated Group, Series 2018, 5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,080,400
2,160	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28, 144A	6/25 at 100.00	N/R	2,262,233
1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,214,180
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A:
300	5.000%, 6/01/29, 144A	6/26 at 100.00	N/R	329,226
750	5.000%, 6/01/39, 144A	6/26 at 100.00	N/R	798,188
1,085	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,161,069
	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A:
2,000	4.000%, 10/01/27, 144A	No Opt. Call	BB+	2,154,080
2,155	5.000%, 10/01/32, 144A	10/27 at 100.00	BB+	2,454,373
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,000	4.000%, 6/01/26, 144A	No Opt. Call	N/R	1,034,730
1,000	4.500%, 6/01/31, 144A	6/26 at 100.00	N/R	1,059,900
1,005	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	1,095,792
785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	6/25 at 100.00	N/R	848,004
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A:
630	4.500%, 6/01/27, 144A	6/26 at 100.00	N/R	675,467
975	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	1,051,586
315	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G, 5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	348,970
600	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24, 144A	No Opt. Call	BB+	629,646

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,090	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24, 144A	2/24 at 100.00	BB	$1,151,639
275	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	287,815
380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A	No Opt. Call	N/R	405,190
285	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	304,118
510	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	544,389
145	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	155,615
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
700	5.250%, 12/01/34	12/24 at 100.00	BB-	766,402
8,835	5.250%, 12/01/44	12/24 at 100.00	BB-	9,521,391
2,000	5.500%, 12/01/54	12/24 at 100.00	BB-	2,163,960
1,735	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/26, 144A	6/26 at 100.00	BB-	1,993,602
435	California Statewide Communities Development Authority, Charter School Revenue Bonds, Green Dot Public Schools, Animo Inglewood Charter High School Project, Series 2011A, 6.900%, 8/01/31	8/21 at 100.00	BB+	452,452
850	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.000%, 7/01/29, 144A	No Opt. Call	BB+	852,389
825	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24, 144A	No Opt. Call	N/R	852,266
3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	3,026,880
715	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	753,696
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,005	5.000%, 9/02/25	No Opt. Call	N/R	1,152,001
1,045	5.000%, 9/02/26	9/25 at 100.00	N/R	1,190,056
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A:
4,190	4.000%, 9/02/28	No Opt. Call	N/R	4,622,240
2,150	5.000%, 9/02/38	9/28 at 100.00	N/R	2,513,672
4,090	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018B, 4.000%, 9/02/28	No Opt. Call	N/R	4,511,188

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$ 1,586	5.750%, 7/01/24 (6)	11/20 at 100.00	N/R	$1,458,843
3,514	5.750%, 7/01/30 (6)	11/20 at 100.00	N/R	3,232,719
242	5.750%, 7/01/35 (6)	11/20 at 100.00	N/R	222,946
632	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	11/20 at 100.00	N/R	581,599
1,293	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (6)	11/20 at 100.00	N/R	1,189,854
500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	11/20 at 100.00	N/R	500,755
540	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	601,976
9,110	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	9,424,659
740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/35	6/28 at 100.00	BB+	892,211
	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
200	5.000%, 9/01/23	No Opt. Call	N/R	222,464
250	5.000%, 9/01/24	No Opt. Call	N/R	286,938
320	5.000%, 9/01/25	9/24 at 100.00	N/R	366,336
195	5.000%, 9/01/26	9/24 at 100.00	N/R	222,050
2,760	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	3,034,758
100	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/22	No Opt. Call	N/R	108,580
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	557,385
595	5.000%, 9/01/24	No Opt. Call	N/R	682,911
2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,608,102
1,580	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 4.000%, 9/02/25	No Opt. Call	N/R	1,702,497

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
$ 20	3.650%, 9/01/21	No Opt. Call	N/R	$20,148
15	3.650%, 9/01/21	No Opt. Call	N/R	15,126
25	3.650%, 9/01/21	No Opt. Call	N/R	25,210
10	3.650%, 9/01/21	No Opt. Call	N/R	10,074
5	3.900%, 9/01/21	No Opt. Call	N/R	5,039
35	3.800%, 9/01/22	No Opt. Call	N/R	35,601
25	3.800%, 9/01/22	No Opt. Call	N/R	25,453
45	3.800%, 9/01/22	No Opt. Call	N/R	45,773
15	3.800%, 9/01/22	No Opt. Call	N/R	15,258
10	4.050%, 9/01/22	No Opt. Call	N/R	10,173
50	3.900%, 9/01/23	No Opt. Call	N/R	51,522
35	3.900%, 9/01/23	No Opt. Call	N/R	35,967
65	3.900%, 9/01/23	No Opt. Call	N/R	66,942
20	3.900%, 9/01/23	No Opt. Call	N/R	20,581
10	4.150%, 9/01/23	No Opt. Call	N/R	10,306
70	4.100%, 9/01/24	No Opt. Call	N/R	72,822
45	4.100%, 9/01/24	No Opt. Call	N/R	46,814
85	4.100%, 9/01/24	No Opt. Call	N/R	88,459
30	4.100%, 9/01/24	No Opt. Call	N/R	31,209
20	4.350%, 9/01/24	No Opt. Call	N/R	20,794
85	4.200%, 9/01/25	No Opt. Call	N/R	89,303
55	4.200%, 9/01/25	No Opt. Call	N/R	57,861
110	4.200%, 9/01/25	No Opt. Call	N/R	115,108
40	4.200%, 9/01/25	No Opt. Call	N/R	41,858
25	4.450%, 9/01/25	No Opt. Call	N/R	26,246
105	4.350%, 9/01/26	No Opt. Call	N/R	110,307
65	4.350%, 9/01/26	No Opt. Call	N/R	68,713
130	4.350%, 9/01/26	No Opt. Call	N/R	137,355
45	4.350%, 9/01/26	No Opt. Call	N/R	47,274
30	4.600%, 9/01/26	No Opt. Call	N/R	31,456
125	4.400%, 9/01/27	9/26 at 103.00	N/R	132,684
80	4.400%, 9/01/27	9/26 at 103.00	N/R	84,918
155	4.400%, 9/01/27	9/26 at 103.00	N/R	164,627
55	4.400%, 9/01/27	9/26 at 103.00	N/R	58,381
35	4.650%, 9/01/27	9/26 at 103.00	N/R	37,067
145	4.500%, 9/01/28	9/26 at 103.00	N/R	154,809
95	4.500%, 9/01/28	9/26 at 103.00	N/R	100,752
180	4.500%, 9/01/28	9/26 at 103.00	N/R	191,921
65	4.500%, 9/01/28	9/26 at 103.00	N/R	69,397

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 45	4.750%, 9/01/28	9/26 at 103.00	N/R	$47,919
1,120	5.100%, 9/01/33	9/26 at 103.00	N/R	1,190,246
695	5.100%, 9/01/33	9/26 at 103.00	N/R	738,590
1,390	5.100%, 9/01/33	9/26 at 103.00	N/R	1,472,941
495	5.100%, 9/01/33	9/26 at 103.00	N/R	526,046
335	5.350%, 9/01/33	9/26 at 103.00	N/R	354,772
1,880	5.850%, 9/01/49	9/26 at 103.00	N/R	1,980,204
105	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A-	152,030
2,125	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.638%, 11/15/27 (3-Month LIBOR * 67% reference rate + 1.450% spread) (7)	No Opt. Call	A-	2,147,759
445	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	466,284
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
295	4.000%, 1/01/21 (ETM)	No Opt. Call	N/R (5)	297,805
15	5.250%, 1/01/27 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	15,189
10	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	10,120
1,055	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	1,026,230
22,550	Modesto Irrigation District Financing Authority, California, Domestic Water Project Revenue Bonds, Index Rate Series 2007, 0.795%, 9/01/37 – NPFG Insured (3-Month LIBOR * 67% reference rate + 0.630% spread) (7)	11/20 at 100.00	Baa2	20,318,001
	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
330	4.750%, 9/01/23	No Opt. Call	N/R	352,882
655	5.200%, 9/01/28	9/24 at 100.00	N/R	745,095
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (5)	264,103
	ndio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
515	5.000%, 9/01/23	No Opt. Call	N/R	573,159
660	5.000%, 9/01/24	No Opt. Call	N/R	757,786
405	5.000%, 9/01/25	No Opt. Call	N/R	478,192
725	5.000%, 9/01/26	9/25 at 100.00	N/R	850,809
760	5.000%, 9/01/27	9/25 at 100.00	N/R	887,726
795	5.000%, 9/01/28	9/25 at 100.00	N/R	922,931
1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	B+	1,044,580

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
$ 665	5.000%, 8/15/25	No Opt. Call	N/R	$784,919
745	5.000%, 8/15/27	8/25 at 100.00	N/R	870,041
325	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	326,349
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
7,200	5.000%, 11/01/36	11/26 at 100.00	Ba1	8,209,872
15,000	5.000%, 11/01/39	11/26 at 100.00	Ba1	16,988,100
	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
465	4.000%, 9/01/23	No Opt. Call	N/R	503,228
485	4.000%, 9/01/24	No Opt. Call	N/R	536,963
505	5.000%, 9/01/25	9/24 at 100.00	N/R	577,912
530	5.000%, 9/01/26	9/24 at 100.00	N/R	603,522
2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,698,591
100	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/26	No Opt. Call	N/R	121,064
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
85	3.450%, 10/01/20	10/20 at 100.00	N/R	85,000
105	3.850%, 10/01/21	11/20 at 100.00	N/R	105,252
135	4.150%, 10/01/22	11/20 at 100.00	N/R	135,354
155	4.400%, 10/01/23	11/20 at 100.00	N/R	155,429
175	4.550%, 10/01/24	11/20 at 100.00	N/R	175,480
205	4.650%, 10/01/25	11/20 at 100.00	N/R	205,554
230	4.800%, 10/01/26	11/20 at 100.00	N/R	230,623
260	4.900%, 10/01/27	11/20 at 100.00	N/R	260,702
290	5.050%, 10/01/28	11/20 at 100.00	N/R	290,835
325	5.100%, 10/01/29	11/20 at 100.00	N/R	325,926
360	5.200%, 10/01/30	11/20 at 100.00	N/R	361,015
395	5.250%, 10/01/31	11/20 at 100.00	N/R	396,074
440	5.350%, 10/01/32	11/20 at 100.00	N/R	441,197
480	5.400%, 10/01/33	11/20 at 100.00	N/R	481,296
500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	586,430
345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	398,158

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
$ 500	4.125%, 9/01/23	No Opt. Call	N/R	$546,965
500	4.250%, 9/01/24	No Opt. Call	N/R	563,035
750	5.000%, 9/01/25	9/24 at 100.00	N/R	863,880
30	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	30,928
	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,792,760
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,946,512
805	5.000%, 9/01/27	9/25 at 100.00	N/R	941,536
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
1,015	4.000%, 9/01/26	No Opt. Call	N/R	1,155,669
365	5.000%, 9/01/31	9/26 at 100.00	N/R	422,674
1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,169,610
	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	444,928
655	5.000%, 9/01/26	9/24 at 100.00	N/R	743,720
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	7.000%, 12/01/26	12/21 at 100.00	BB	4,219,880
385	8.000%, 12/01/31	12/21 at 100.00	BB	408,327
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
180	4.000%, 9/01/23	No Opt. Call	N/R	194,744
95	5.000%, 9/01/24	No Opt. Call	N/R	109,194
470	5.000%, 9/01/25	No Opt. Call	N/R	555,183
290	5.000%, 9/01/26	9/25 at 100.00	N/R	341,382
475	5.000%, 9/01/27	9/25 at 100.00	N/R	555,565
480	5.000%, 9/01/29	9/25 at 100.00	N/R	555,442
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A-	406,321
400	5.000%, 8/01/24	No Opt. Call	A-	468,620
350	5.000%, 8/01/25	8/24 at 100.00	A-	409,021

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
$ 5,500	0.000%, 8/01/23, 144A	8/21 at 91.48	N/R	$4,939,715
750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	580,605
1,255	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30	9/26 at 100.00	N/R	1,473,746
250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	259,448
22,605	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.638%, 11/01/38 (3-Month LIBOR * 67% reference rate + 1.470% spread) (7)	No Opt. Call	BBB+	20,475,157
125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A1	129,488
140	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	150,143
1,305	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	10/20 at 100.00	BBB	1,307,127
	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	295,080
225	5.000%, 9/01/28	9/25 at 100.00	N/R	262,366
250	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	277,690
9,110	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	9,966,431
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	474,880
350	5.000%, 9/01/30	9/26 at 100.00	N/R	408,447
298,057	Total California			310,640,449
	Colorado – 4.1%
2,610	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	2,586,406
2,655	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 4.375%, 12/01/28	12/23 at 103.00	N/R	2,790,219
500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured (ETM)	No Opt. Call	BBB (5)	597,995
535	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29	9/24 at 103.00	N/R	539,906
515	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 4.000%, 12/01/27	12/22 at 103.00	N/R	527,072
825	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A	12/25 at 103.00	N/R	854,584

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 735	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/35	6/24 at 103.00	N/R	$773,507
2,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	2,195,340
415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba1	423,674
11,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	11,687,630
2,095	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	2,133,003
275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A+	303,476
2,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 4.625%, 10/01/27	No Opt. Call	N/R	2,501,146
430	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26, 144A	7/25 at 100.00	BB	440,350
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	504,165
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A+	553,690
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29	11/20 at 100.00	AA-	1,001,650
100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	Baa3	104,275
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
670	4.125%, 7/01/24, 144A	No Opt. Call	BB	684,954
500	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	513,060
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	709,536
1,125	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26, 144A	9/21 at 100.00	N/R	1,127,126
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
1,518	5.000%, 10/01/29, 144A	10/27 at 100.00	Ba1	1,646,256
2,270	5.000%, 10/01/39, 144A	10/27 at 100.00	Ba1	2,387,541
3,520	5.000%, 10/01/49, 144A	10/27 at 100.00	Ba1	3,652,458
560	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	576,974
880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A	2/26 at 100.00	N/R	875,362

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Refunding Series 2012, 5.250%, 1/01/37	1/22 at 100.00	N/R	$1,004,830
530	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012B, 4.000%, 12/01/26	12/22 at 100.00	A-	557,168
535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	A-	558,481
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27	No Opt. Call	N/R	452,824
250	5.250%, 5/15/28	5/27 at 100.00	N/R	285,630
2,275	5.250%, 5/15/30	5/27 at 100.00	N/R	2,599,233
550	5.250%, 5/15/32	5/27 at 100.00	N/R	628,386
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
700	5.000%, 12/01/25, 144A	No Opt. Call	N/R	707,455
750	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	757,987
500	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.625%, 12/01/32	12/23 at 103.00	N/R	531,560
630	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	640,099
	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018:
3,545	4.375%, 12/01/26	12/23 at 103.00	N/R	3,676,059
2,140	5.000%, 12/01/33	12/23 at 103.00	N/R	2,223,503
155	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	155,332
1,215	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	1,152,087
1,000	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,031,730
844	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	870,232
2,165	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.625%, 12/01/32	12/22 at 103.00	N/R	2,191,976
1,360	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.500%, 12/01/38	12/23 at 103.00	N/R	1,419,010
485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB-	488,827

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
$ 1,735	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	$1,788,247
1,100	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,133,759
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
590	3.250%, 12/01/29, 144A	9/24 at 103.00	N/R	573,982
740	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	766,270
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
430	5.000%, 12/01/20	No Opt. Call	N/R	431,733
850	5.000%, 12/01/24	12/22 at 100.00	N/R	883,872
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
5,312	5.250%, 12/01/24	No Opt. Call	N/R	5,559,911
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,565,340
2,300	6.000%, 12/01/38	12/24 at 100.00	N/R	2,370,242
580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	586,189
585	Green Valley Ranch East Metropolitan District No 6, Adams County, CO, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/32	9/25 at 103.00	N/R	606,897
950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32	12/22 at 103.00	N/R	967,480
1,515	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 4.500%, 12/01/32	12/22 at 103.00	N/R	1,534,422
1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,493,222
2,977	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (5)	3,088,548
1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (5)	1,802,509
4,209	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	4,323,695
500	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 4.625%, 12/01/27	12/23 at 103.00	N/R	515,580
2,500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	2,249,475
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	518,575
1,430	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.000%, 12/01/25	12/21 at 103.00	N/R	1,467,909
740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	756,006

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,245	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1, 5.375%, 12/01/34	12/23 at 103.00	N/R	$1,306,590
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
5,270	5.125%, 12/01/28	12/23 at 103.00	N/R	5,587,043
1,540	5.500%, 12/01/34	12/23 at 103.00	N/R	1,626,456
750	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	11/20 at 100.00	N/R	751,110
2,190	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	2,248,977
1,381	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,395,128
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45 – NPFG Insured	12/25 at 100.00	Baa2	1,155,510
1,460	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (5)	1,465,533
2,815	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	2,871,441
2,995	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	3,094,134
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,835	6.125%, 11/15/23	No Opt. Call	A-	1,998,058
440	6.250%, 11/15/28	No Opt. Call	A-	563,455
3,150	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	A2	3,782,520
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
200	4.250%, 12/01/28	12/24 at 100.00	N/R	205,210
335	4.375%, 12/01/30	12/24 at 100.00	N/R	341,566
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	11/20 at 100.00	Baa3	215,305
2,500	6.500%, 1/15/30	11/20 at 100.00	Baa3	2,505,925
1,000	6.000%, 1/15/41	11/20 at 100.00	Baa3	1,001,980
533	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	545,024
1,735	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,767,878
1,188	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	1,202,161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,755	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.350%, 12/01/33	12/23 at 103.00	N/R	$2,875,724
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
5,555	3.500%, 12/01/26	12/21 at 103.00	N/R	5,501,172
3,435	5.000%, 12/01/30	12/21 at 103.00	N/R	3,555,637
400	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27	No Opt. Call	Ba1	409,596
3,000	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,057,600
500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	515,980
2,475	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A, 5.000%, 12/01/30	12/22 at 102.00	N/R	2,559,670
1,005	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/39	12/25 at 103.00	N/R	1,046,557
520	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 3.500%, 12/01/29	9/24 at 103.00	N/R	517,930
1,350	Todd Creek Village Metropolitan District, Colorado, Water Activity Enterprise Revenue Bonds, Refunding Series 2018A, 5.250%, 12/01/33	12/28 at 100.00	BBB	1,604,070
620	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 4.375%, 12/01/30	9/24 at 103.00	N/R	627,787
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
10,000	5.125%, 12/01/34	12/23 at 103.00	N/R	10,409,000
630	5.375%, 12/01/39	12/23 at 103.00	N/R	658,004
500	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 4.150%, 12/01/30	12/25 at 103.00	N/R	508,800
1,510	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	1,544,972
164,212	Total Colorado			170,631,130
	Connecticut – 0.6%
8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	11/20 at 100.00	Caa3	7,980,969
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/30, 144A	1/26 at 102.00	BB+	550,770
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020B-1, 3.250%, 1/01/27, 144A	1/23 at 100.00	BB+	755,153
5,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/37	7/22 at 100.00	BBB+	5,433,532

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2015C, 2.750%, 6/15/24 (UB) (4)	No Opt. Call	A	$ 10,202,900
25,110	Total Connecticut			24,923,324
	Delaware – 0.2%
2,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	11/20 at 100.00	Baa2	2,506,725
	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A:
800	3.250%, 6/01/26	No Opt. Call	BB	812,720
1,000	5.000%, 6/01/36	6/26 at 100.00	BB	1,053,810
1,485	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A, 6.250%, 9/01/25, 144A	3/25 at 100.00	N/R	1,597,296
830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21 (ETM)	No Opt. Call	AA- (5)	859,598
6,615	Total Delaware			6,830,149
	District of Columbia – 0.1%
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	631,023
270	5.000%, 7/01/32	7/24 at 103.00	N/R	270,591
555	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23 (ETM)	No Opt. Call	N/R (5)	596,020
1,065	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,021,175
2,535	Total District of Columbia			2,518,809
	Florida – 14.7%
305	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	321,385
28,635	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 1.035%, 12/01/37 (3-Month LIBOR * 67% reference rate + 0.870% spread) (7)	11/20 at 100.00	A3	27,446,934
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A:
510	4.000%, 11/01/24	No Opt. Call	N/R	520,792
760	4.750%, 11/01/29	11/28 at 100.00	N/R	819,265
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
565	4.375%, 11/01/24, 144A	No Opt. Call	N/R	580,379
860	4.750%, 11/01/29, 144A	No Opt. Call	N/R	929,110
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
45	4.250%, 11/01/21	No Opt. Call	N/R	45,236
540	5.500%, 11/01/30	11/26 at 100.00	N/R	566,962

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 620	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.625%, 5/01/28	No Opt. Call	N/R	$646,406
430	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A, 4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	462,865
175	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	184,867
505	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	542,309
11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	11/20 at 100.00	N/R	11,094,866
665	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018, 4.900%, 5/01/29	No Opt. Call	N/R	701,794
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 4 Project, Series 2020:
710	3.800%, 5/01/32, 144A	5/30 at 100.00	N/R	723,320
165	4.300%, 5/01/42, 144A	5/30 at 100.00	N/R	168,770
845	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	900,922
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
135	4.000%, 11/01/24, 144A	No Opt. Call	N/R	138,244
200	4.500%, 11/01/29, 144A	No Opt. Call	N/R	216,952
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
590	4.000%, 11/01/24, 144A	No Opt. Call	N/R	610,207
1,165	4.500%, 11/01/29, 144A	No Opt. Call	N/R	1,263,664
515	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2020, 3.000%, 5/01/30, 144A	No Opt. Call	N/R	515,690
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
115	4.000%, 11/01/24, 144A	No Opt. Call	N/R	117,910
175	4.500%, 11/01/29, 144A	No Opt. Call	N/R	190,369
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015:
130	4.250%, 11/01/21	No Opt. Call	N/R	131,907
770	4.750%, 11/01/26	11/25 at 100.00	N/R	819,218
1,130	5.000%, 11/01/31	11/25 at 100.00	N/R	1,200,670
330	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 4.500%, 11/01/28, 144A	No Opt. Call	N/R	348,797
595	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	630,986
860	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	897,496

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 325	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB	$339,693
	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
45	3.500%, 5/01/21	No Opt. Call	N/R	45,221
40	3.500%, 5/01/22	No Opt. Call	N/R	40,417
45	3.500%, 5/01/23	No Opt. Call	N/R	45,593
50	3.750%, 5/01/24	No Opt. Call	N/R	51,198
30	3.750%, 5/01/25	No Opt. Call	N/R	30,721
	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
485	4.250%, 11/01/24, 144A	No Opt. Call	N/R	494,787
600	4.750%, 11/01/29, 144A	No Opt. Call	N/R	640,080
655	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	721,954
600	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB	690,900
490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB	503,264
	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,242,641
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,302,144
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,364,509
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,196,410
700	Belmond Reserve Community Development District, Hillsborough County, Special Assessment Revenue Bonds, 2020 Project, Series 2020, 4.000%, 5/01/40 (WI/DD, Settling 10/14/20)	5/30 at 100.00	N/R	711,109
740	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	803,744
350	Black Creek Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Project 2020 Series 2020, 3.750%, 6/15/40	6/30 at 100.00	N/R	353,686
1,010	Blue Lake Community Development District, Lee County, Colorado, Special Assessment Bonds, 2019 Project Series 2019, 4.000%, 6/15/32	6/29 at 100.00	N/R	1,063,459
1,100	Botaniko Community Development District, Weston, Florida, Special Assessment Bonds, Series 2020, 3.625%, 5/01/40	5/30 at 100.00	N/R	1,106,622
635	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/28, 144A	No Opt. Call	N/R	662,286
2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000, 7.500%, 11/01/20 (AMT)	10/20 at 100.00	Caa3	2,310,166
250	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.750%, 11/01/28	11/27 at 100.00	N/R	266,338

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015:
$ 580	4.250%, 7/01/21, 144A	No Opt. Call	N/R	$577,564
550	4.500%, 7/01/22, 144A	No Opt. Call	N/R	546,414
1,230	4.750%, 7/01/24, 144A	No Opt. Call	N/R	1,218,696
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
370	4.000%, 12/15/23, 144A	No Opt. Call	N/R	385,577
380	4.000%, 12/15/24, 144A	No Opt. Call	N/R	399,027
300	4.000%, 12/15/25, 144A	No Opt. Call	N/R	316,413
355	5.000%, 12/15/26, 144A	7/26 at 100.00	N/R	394,032
330	5.000%, 12/15/27, 144A	7/26 at 100.00	N/R	364,436
350	5.000%, 12/15/28, 144A	7/26 at 100.00	N/R	385,546
365	5.000%, 12/15/29, 144A	7/26 at 100.00	N/R	400,650
510	5.000%, 12/15/30, 144A	7/26 at 100.00	N/R	557,833
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O'Lakes Project, Series 2020A:
425	3.000%, 12/15/29, 144A	No Opt. Call	Ba1	404,196
645	5.000%, 12/15/39, 144A	12/30 at 100.00	Ba1	692,969
735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (6)	1/21 at 103.00	N/R	396,900
280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (6)	11/20 at 100.00	N/R	280,000
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
900	5.900%, 8/15/28, 144A	No Opt. Call	N/R	951,507
515	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	533,483
2,160	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27, 144A	No Opt. Call	Ba1	2,282,191
	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018:
6,985	7.000%, 6/01/28, 144A	No Opt. Call	N/R	2,759,075
14,560	7.250%, 6/01/33, 144A	6/28 at 100.00	N/R	5,751,200
1,755	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	1,818,952
1,915	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	1,976,031
605	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	618,885
450	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	461,385

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
$ 1,645	5.000%, 8/01/27, 144A	8/24 at 103.00	N/R	$1,476,865
490	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	416,059
830	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	878,912
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
685	4.750%, 5/01/24	No Opt. Call	N/R	722,771
2,940	5.000%, 5/01/34	5/24 at 100.00	N/R	3,063,980
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
245	4.000%, 5/01/22, 144A	No Opt. Call	N/R	248,481
1,330	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,425,600
	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	395,040
500	4.500%, 12/15/32	12/26 at 100.00	N/R	535,415
	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-1:
435	3.000%, 5/01/25	No Opt. Call	N/R	439,476
625	3.250%, 5/01/31	5/30 at 100.00	N/R	627,169
	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019:
2,075	5.000%, 10/01/29 (AMT), 144A	10/27 at 100.00	N/R	2,320,182
2,500	5.000%, 10/01/34 (AMT), 144A	10/27 at 100.00	N/R	2,798,600
300	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019, 4.000%, 6/15/29, 144A	No Opt. Call	N/R	319,980
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
2,405	4.500%, 6/01/23	No Opt. Call	BBB-	2,462,167
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	518,685
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB-	1,033,730
4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24, 144A (6)	No Opt. Call	N/R	3,644,362
810	Collier County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Gulf Coast Charter Academy South Project, Series 2017A, 4.100%, 12/01/27, 144A	No Opt. Call	N/R	826,103
410	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	422,640
140	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2, 4.625%, 5/01/28	No Opt. Call	N/R	144,343

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
$ 220	3.875%, 11/01/24, 144A	No Opt. Call	N/R	$224,710
270	4.000%, 11/01/29, 144A	No Opt. Call	N/R	285,819
	Coral Keys Homes Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2020:
250	2.750%, 5/01/25	No Opt. Call	N/R	251,363
165	3.125%, 5/01/30	No Opt. Call	N/R	166,181
1,730	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	1,791,017
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
705	3.750%, 11/01/23, 144A	No Opt. Call	N/R	716,245
1,010	4.500%, 11/01/28, 144A	No Opt. Call	N/R	1,075,953
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
610	3.875%, 11/01/24, 144A	No Opt. Call	N/R	619,205
1,200	4.250%, 11/01/30, 144A	11/29 at 100.00	N/R	1,250,904
615	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	647,509
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
530	4.375%, 11/01/24, 144A	No Opt. Call	N/R	542,063
795	4.750%, 11/01/29, 144A	No Opt. Call	N/R	849,728
	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,675	4.000%, 5/01/24	No Opt. Call	BBB	1,715,233
6,910	4.500%, 5/01/30	5/24 at 100.00	BBB	7,127,872
	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020A:
895	3.000%, 5/01/25, 144A	No Opt. Call	N/R	899,233
1,290	3.500%, 5/01/30, 144A	No Opt. Call	N/R	1,303,790
360	4.000%, 5/01/40, 144A	5/31 at 100.00	N/R	364,352
2,315	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A	No Opt. Call	N/R	2,321,343
	Cypress Preserve Community Development District, Pasco County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2019:
955	3.750%, 11/01/31	11/29 at 100.00	N/R	986,219
1,670	4.000%, 11/01/39	11/29 at 100.00	N/R	1,700,661
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
295	4.350%, 5/01/23, 144A	No Opt. Call	N/R	299,549
720	4.850%, 5/01/29, 144A	No Opt. Call	N/R	767,743

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,160	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018, 4.250%, 12/15/28, 144A	No Opt. Call	N/R	$1,228,162
2,575	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	3,189,936
	Eagle Pointe Community Development District, Manatee County, Florida, Special Assessment Bonds, 2020 Project Assessment Area Series 2020:
300	3.000%, 5/01/25, 144A	No Opt. Call	N/R	303,738
575	3.625%, 5/01/31, 144A	5/30 at 100.00	N/R	590,784
345	East Bonita Beach Road Community Development District, Bonita Springs, Florida, Special Assessment Bonds, Area 1 Series 2018, 4.375%, 11/01/29, 144A	11/28 at 100.00	N/R	362,619
2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,828,842
	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
215	3.750%, 11/01/24	No Opt. Call	N/R	219,855
280	4.125%, 11/01/29	No Opt. Call	N/R	296,358
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
370	4.250%, 5/01/24	No Opt. Call	N/R	377,071
565	4.600%, 5/01/29	No Opt. Call	N/R	598,211
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
685	4.500%, 11/01/23, 144A	No Opt. Call	N/R	700,597
1,690	5.000%, 11/01/29, 144A	No Opt. Call	N/R	1,826,231
845	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	927,759
630	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28	11/27 at 100.00	N/R	651,414
195	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	206,019
	Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A-1:
410	4.250%, 5/01/24, 144A	No Opt. Call	N/R	417,729
575	5.500%, 11/01/29, 144A	No Opt. Call	N/R	617,947
280	5.000%, 5/01/30, 144A	5/29 at 100.00	N/R	299,572
1,000	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1, 3.625%, 11/01/30	11/29 at 100.00	N/R	1,043,400
380	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-2, 3.625%, 11/01/30	11/29 at 100.00	N/R	396,488
795	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	880,733

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
$ 275	4.125%, 11/01/24, 144A	No Opt. Call	N/R	$279,139
500	4.250%, 11/01/29, 144A	No Opt. Call	N/R	523,875
275	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	276,155
350	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020, 4.000%, 5/01/40	5/30 at 100.00	N/R	358,113
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,196,240
300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	311,577
270	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 5.000%, 6/15/28, 144A	6/26 at 100.00	N/R	279,453
1,330	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,394,824
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	1,043,380
4,040	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.150%, 7/01/27, 144A	No Opt. Call	N/R	4,310,640
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
2,055	5.125%, 6/15/26, 144A	No Opt. Call	N/R	2,156,620
4,015	4.000%, 7/15/26, 144A	No Opt. Call	N/R	4,118,908
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
430	5.000%, 6/15/24, 144A	No Opt. Call	N/R	417,956
3,750	5.625%, 6/15/29, 144A	6/24 at 100.00	N/R	3,577,162
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
2,100	5.000%, 6/15/25, 144A	No Opt. Call	N/R	2,233,728
4,900	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	5,426,750
300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A, 6.500%, 6/15/21 (ETM)	No Opt. Call	N/R (5)	308,271
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
1,035	5.500%, 6/15/22, 144A	No Opt. Call	N/R	1,055,803
2,000	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	2,083,520
2,230	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	2,309,321
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
5,845	6.375%, 12/15/25	6/23 at 100.00	N/R	6,449,256
500	8.500%, 6/15/44	6/23 at 100.00	N/R	563,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
$ 1,750	5.750%, 6/15/29	6/24 at 100.00	N/R	$1,891,855
1,510	6.000%, 6/15/34	6/24 at 100.00	N/R	1,631,766
470	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 4.000%, 9/15/30, 144A	9/27 at 100.00	N/R	489,096
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
54,825	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	47,484,481
61,245	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	53,075,529
	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019:
6,810	6.875%, 12/01/38, 144A (6)	12/23 at 105.00	N/R	6,265,200
2,000	7.000%, 12/01/48, 144A (6)	12/23 at 105.00	N/R	1,840,000
2,190	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1, 4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	2,150,470
715	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	749,013
835	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	917,431
390	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	401,755
525	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	559,492
355	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	371,039
85	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	11/20 at 100.00	N/R	85,166
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	872,029
1,100	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,173,766
1,415	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,539,548
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
400	3.750%, 11/01/24	No Opt. Call	N/R	408,048
600	4.125%, 11/01/29	No Opt. Call	N/R	629,184
780	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	815,443
110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	116,082

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 270	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/36	5/26 at 100.00	N/R	$284,413
3,555	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	3,682,624
	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
275	4.125%, 5/01/24, 144A	No Opt. Call	N/R	282,172
425	4.750%, 5/01/29, 144A	No Opt. Call	N/R	457,959
485	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 3.500%, 11/01/30	11/29 at 100.00	N/R	497,819
150	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019, 3.625%, 11/01/30	11/29 at 100.00	N/R	154,263
1,740	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017, 4.000%, 1/01/28	1/27 at 100.00	N/R	1,814,698
655	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 4.500%, 1/01/28	No Opt. Call	N/R	696,049
265	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	272,926
695	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	854,204
545	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	584,485
295	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	316,373
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
300	4.125%, 11/01/24, 144A	No Opt. Call	N/R	308,493
450	4.500%, 11/01/29, 144A	No Opt. Call	N/R	487,597
205	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	246,660
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
470	3.500%, 11/01/24	No Opt. Call	N/R	475,189
845	4.000%, 11/01/30	11/29 at 100.00	N/R	865,246
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area 7/7A Project, Series 2019:
415	3.875%, 11/01/31	11/29 at 100.00	N/R	435,011
75	4.200%, 11/01/39	11/29 at 100.00	N/R	78,339
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 2 Project, Series 2020A:
210	3.250%, 5/01/31	5/30 at 100.00	N/R	212,604
420	3.625%, 5/01/40	5/30 at 100.00	N/R	423,209
150	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 3 Project, Series 2020A, 3.625%, 5/01/40	5/30 at 100.00	N/R	151,146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019:
$ 235	4.000%, 11/01/24, 144A	No Opt. Call	N/R	$242,292
545	4.125%, 11/01/29, 144A	No Opt. Call	N/R	585,908
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
155	4.250%, 6/15/24, 144A	No Opt. Call	N/R	157,807
245	4.750%, 6/15/29, 144A	No Opt. Call	N/R	258,970
250	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019, 4.250%, 11/01/29, 144A	No Opt. Call	N/R	264,620
76	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	78,753
405	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013, 3.250%, 5/01/21	No Opt. Call	A-	411,472
695	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	719,283
270	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	281,637
150	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	153,599
430	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	447,510
610	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	637,877
1,225	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	1,310,137
3,000	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020A, 5.500%, 8/15/40 (WI/DD, Settling 10/08/20)	8/27 at 103.00	N/R	3,077,790
3,500	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020B-2, 3.750%, 8/15/27 (WI/DD, Settling 10/08/20)	2/22 at 100.00	N/R	3,501,715
2,000	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020B-3, 3.375%, 8/15/26 (WI/DD, Settling 10/08/20)	2/22 at 100.00	N/R	2,000,860
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
500	5.000%, 1/15/29, 144A	No Opt. Call	N/R	537,290
550	5.000%, 1/15/39, 144A	7/29 at 100.00	N/R	582,428
75	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	77,336
2,410	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	2,597,932
555	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	573,781

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
$ 280	4.000%, 5/01/23	No Opt. Call	N/R	$282,937
550	4.600%, 5/01/28	No Opt. Call	N/R	581,834
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
175	3.875%, 5/01/24	No Opt. Call	N/R	177,987
270	4.250%, 5/01/29	No Opt. Call	N/R	281,929
515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27, 144A	No Opt. Call	N/R	540,513
275	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019, 3.875%, 5/01/29	No Opt. Call	N/R	291,156
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
445	4.250%, 5/01/25	No Opt. Call	N/R	461,220
670	4.875%, 5/01/35	5/25 at 100.00	N/R	708,927
1,470	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,537,649
535	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018, 4.250%, 5/01/28	No Opt. Call	N/R	561,627
450	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase2A, Series 2019, 3.850%, 5/01/39	5/29 at 100.00	N/R	457,564
560	Landings at Miami Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018, 4.125%, 11/01/28, 144A	No Opt. Call	N/R	588,482
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
4,855	5.250%, 6/15/27	11/20 at 100.00	BB-	4,859,175
5,000	5.375%, 6/15/37	11/20 at 100.00	BB-	5,002,250
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
325	5.000%, 12/01/27, 144A	12/22 at 105.00	N/R	329,667
210	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	213,037
	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
240	3.800%, 5/01/24	No Opt. Call	N/R	243,758
420	4.000%, 5/01/29	No Opt. Call	N/R	435,838
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,005	3.625%, 5/01/24	No Opt. Call	N/R	1,027,824
2,385	3.875%, 5/01/30	No Opt. Call	N/R	2,514,649
630	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	672,682

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 900	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017, 4.250%, 5/01/29	5/28 at 100.00	N/R	$993,240
2,185	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27, 144A	No Opt. Call	N/R	2,297,090
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BB+	932,200
1,000	5.000%, 7/01/29	7/27 at 100.00	BB+	921,090
1,315	5.000%, 7/01/30	7/27 at 100.00	BB+	1,196,229
1,605	5.000%, 7/01/31	7/27 at 100.00	BB+	1,439,059
695	5.000%, 7/01/32	7/27 at 100.00	BB+	612,288
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,695,871
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,381,127
2,500	5.125%, 11/01/39	11/27 at 100.00	N/R	2,723,300
12,835	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005D, 1.000%, 7/01/33 – AMBAC Insured (UB) (4)	9/19 at 100.00	A3	12,146,916
12,830	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005E, 1.000%, 7/01/34 – AMBAC Insured (UB) (4)	9/19 at 100.00	A3	12,070,079
635	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB	685,222
700	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25, 144A	No Opt. Call	N/R	731,374
1,000	Miami-Dade County Industroal Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/32	1/28 at 100.00	BBB-	1,132,420
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
3,255	4.250%, 5/01/24	5/23 at 100.00	N/R	3,381,359
2,625	5.000%, 5/01/29	5/23 at 100.00	N/R	2,750,842
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
2,180	4.250%, 5/01/24	5/23 at 100.00	N/R	2,264,628
4,495	5.000%, 5/01/29	5/23 at 100.00	N/R	4,710,490
2,010	5.000%, 5/01/37	5/23 at 100.00	N/R	2,079,707
1,445	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	1,527,957
2,110	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	2,112,026
200	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	205,812

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,320	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	$2,482,075
795	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	830,123
535	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	565,051
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
135	4.250%, 11/01/24	No Opt. Call	N/R	137,808
350	4.750%, 11/01/29	No Opt. Call	N/R	374,052
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
445	3.625%, 5/01/24	No Opt. Call	N/R	450,643
810	4.000%, 5/01/30	5/29 at 100.00	N/R	836,074
1,850	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds, Area C, Series 2017, 4.000%, 5/01/28	No Opt. Call	N/R	1,958,872
	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018:
1,465	4.250%, 5/01/28, 144A	No Opt. Call	N/R	1,530,178
3,000	4.875%, 5/01/38, 144A	5/28 at 100.00	N/R	3,220,800
245	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	254,070
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,100	4.500%, 8/01/24	No Opt. Call	N/R	2,202,753
1,700	5.000%, 8/01/46	8/24 at 100.00	N/R	1,802,068
1,400	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017, 5.000%, 8/01/32	8/27 at 100.00	N/R	1,584,702
2,460	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	2,612,348
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
705	4.500%, 8/01/24	No Opt. Call	N/R	728,025
1,100	4.875%, 8/01/29	No Opt. Call	N/R	1,201,409
375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	386,483
	Old Hickory Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2020:
285	3.000%, 6/15/30 (WI/DD, Settling 10/21/20)	No Opt. Call	N/R	284,991
650	4.000%, 6/15/40 (WI/DD, Settling 10/21/20)	6/30 at 100.00	N/R	676,396
500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	BBB	505,765
935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	972,129

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc, Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	BBB	$850,136
2,560	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 7.000%, 10/01/47 (Mandatory Put 10/01/29)	10/23 at 103.00	N/R	2,304,000
1,000	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/29, 144A	No Opt. Call	Ba1	1,044,310
1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB-	1,178,778
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2020:
275	3.100%, 5/01/25	No Opt. Call	N/R	276,722
335	3.375%, 5/01/30	No Opt. Call	N/R	337,750
	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019A:
235	4.500%, 5/01/24	No Opt. Call	N/R	240,964
815	4.750%, 5/01/30	No Opt. Call	N/R	875,603
170	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	174,192
225	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019, 5.000%, 7/01/39	7/29 at 100.00	N/R	252,754
470	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	504,395
555	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	572,255
3,815	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/25	No Opt. Call	N/R	4,157,587
845	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 4.250%, 5/01/25	No Opt. Call	N/R	867,714
975	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	1,027,640
1,030	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	1,091,264
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
260	3.750%, 5/01/24	No Opt. Call	N/R	263,882
500	4.000%, 5/01/30	5/29 at 100.00	N/R	518,020
490	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 5/01/30	5/29 at 100.00	N/R	515,916
590	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 11/01/39, 144A	11/29 at 100.00	N/R	603,794
720	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.375%, 5/01/28	No Opt. Call	N/R	748,850
855	Rivington Community Development District, Debary, Florida, Special Assessment Revenue Bonds, 2020 Assessment Area, Series 2020, 3.375%, 5/01/31	5/30 at 100.00	N/R	867,406

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 430	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	$449,397
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
625	4.500%, 11/01/22	No Opt. Call	N/R	637,956
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	2,083,754
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
370	4.375%, 11/01/23, 144A	No Opt. Call	N/R	378,529
640	4.875%, 11/01/28, 144A	No Opt. Call	N/R	692,358
240	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	271,106
500	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	525,985
2,000	Saint Johns County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Westminster Pines, Series 2017A, 4.125%, 8/01/47 (Mandatory Put 8/01/24)	8/22 at 101.00	N/R	2,159,040
1,055	San Simeon Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 3.750%, 6/15/31, 144A	6/29 at 100.00	N/R	1,114,565
4,000	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.000%, 11/15/29	11/26 at 103.00	N/R	3,925,200
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
325	4.000%, 11/01/24, 144A	No Opt. Call	N/R	330,795
745	4.500%, 11/01/29, 144A	No Opt. Call	N/R	787,986
	Sherwood Manor Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Area One, Series 2018:
195	4.000%, 11/01/23, 144A	No Opt. Call	N/R	197,679
540	4.625%, 11/01/29, 144A	No Opt. Call	N/R	565,493
325	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015, 3.625%, 11/01/20	No Opt. Call	N/R	325,484
325	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1, 5.000%, 11/01/28, 144A	No Opt. Call	N/R	345,660
100	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	104,186
485	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	502,586
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
575	3.625%, 11/01/23	No Opt. Call	N/R	587,167
1,125	4.500%, 11/01/28	11/27 at 100.00	N/R	1,206,281
635	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	669,011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
$ 465	4.000%, 5/01/23	No Opt. Call	N/R	$473,751
1,145	4.750%, 5/01/29	No Opt. Call	N/R	1,225,700
995	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	1,058,650
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
390	4.000%, 5/01/24	No Opt. Call	N/R	399,185
595	4.625%, 5/01/29	5/28 at 100.00	N/R	640,030
315	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	329,745
1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	2,178,580
	Southern Grove Community Development District 5, Florida, Special Assessment Infrastructure Bonds, Series 2019:
210	2.875%, 5/01/24	No Opt. Call	N/R	211,355
305	3.250%, 5/01/29	No Opt. Call	N/R	311,402
375	3.600%, 5/01/34	5/29 at 100.00	N/R	383,621
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
285	3.750%, 5/01/24	No Opt. Call	N/R	291,370
430	4.375%, 5/01/29	No Opt. Call	N/R	460,779
505	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	523,564
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
535	3.750%, 11/01/22, 144A	No Opt. Call	N/R	541,008
1,290	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	1,363,569
1,000	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, 2019 Assessment Area Series 2019NM, 4.000%, 6/15/30	6/29 at 100.00	N/R	1,067,040
550	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017, 4.000%, 12/15/28	No Opt. Call	N/R	587,856
560	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	603,456
375	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	383,396
495	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	523,363
730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	11/20 at 101.00	N/R	737,738

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,270	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	$1,336,738
505	Storey Creek Community Development District, Osceloa County, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2019, 3.625%, 12/15/30	12/29 at 100.00	N/R	525,134
	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
175	4.000%, 11/01/20	No Opt. Call	N/R	175,254
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,273,235
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
240	4.000%, 11/01/23, 144A	No Opt. Call	N/R	244,939
450	5.000%, 11/01/29, 144A	11/28 at 100.00	N/R	490,392
120	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	130,313
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 2 Project, Series 2020:
505	3.300%, 5/01/31	5/30 at 100.00	N/R	507,146
125	3.750%, 5/01/40	5/30 at 100.00	N/R	126,000
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A-	563,405
390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	407,823
	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1:
1,140	3.875%, 5/01/24	No Opt. Call	N/R	1,148,881
1,705	4.125%, 5/01/29	No Opt. Call	N/R	1,740,924
4,775	4.500%, 5/01/39	5/29 at 100.00	N/R	4,911,899
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
185	4.125%, 11/01/24, 144A	No Opt. Call	N/R	188,263
405	4.625%, 11/01/29, 144A	No Opt. Call	N/R	429,187
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018, 4.350%, 5/01/28, 144A	No Opt. Call	N/R	226,105
1,600	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.200%, 5/01/28, 144A	No Opt. Call	N/R	1,705,104
945	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 4.625%, 5/01/28	No Opt. Call	N/R	1,012,048
700	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2019A-2, 3.850%, 5/01/29	No Opt. Call	N/R	754,152
935	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,038,561
735	Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 12/15/31	12/29 at 100.00	N/R	778,343

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
$ 45	4.000%, 5/01/23	No Opt. Call	N/R	$45,802
160	5.000%, 5/01/28	No Opt. Call	N/R	169,690
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
360	4.000%, 5/01/23	No Opt. Call	N/R	366,376
730	5.000%, 5/01/28	No Opt. Call	N/R	774,362
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019:
135	3.500%, 5/01/24	No Opt. Call	N/R	136,459
365	4.000%, 5/01/30	No Opt. Call	N/R	380,031
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019:
285	3.625%, 5/01/25	No Opt. Call	N/R	287,397
715	4.000%, 5/01/31	5/30 at 100.00	N/R	741,226
170	4.450%, 5/01/39	5/30 at 100.00	N/R	179,345
150	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	159,603
910	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	939,702
	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1:
85	4.250%, 11/01/20	No Opt. Call	N/R	85,102
250	5.000%, 11/01/26	No Opt. Call	N/R	263,623
420	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One - Phase 2 Project, Series 2018, 4.750%, 11/01/29, 144A	No Opt. Call	N/R	447,556
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
250	3.875%, 5/01/24	No Opt. Call	N/R	253,373
500	4.125%, 5/01/29	No Opt. Call	N/R	515,995
455	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	475,052
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
250	4.500%, 5/01/23	No Opt. Call	N/R	254,125
400	5.000%, 5/01/28	No Opt. Call	N/R	425,336
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
205	4.000%, 11/01/24	No Opt. Call	N/R	209,430
500	4.500%, 11/01/29	No Opt. Call	N/R	535,040

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,415	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017, 4.125%, 11/01/28, 144A	11/27 at 100.00	N/R	$1,477,755
530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	550,506
85	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	85,819
370	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28	No Opt. Call	A2	395,471
6,645	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	7,159,257
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,240	5.000%, 11/01/23	No Opt. Call	N/R	1,261,663
1,960	5.750%, 11/01/28	No Opt. Call	N/R	2,115,134
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
555	5.000%, 11/01/23	No Opt. Call	N/R	564,663
1,540	6.000%, 11/01/31	No Opt. Call	N/R	1,694,123
230	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	236,760
	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
1,510	3.375%, 12/15/30	12/29 at 100.00	N/R	1,553,865
3,000	3.750%, 12/15/39	12/29 at 100.00	N/R	3,080,190
350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	369,891
815	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	856,182
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
370	4.125%, 11/01/24, 144A	No Opt. Call	N/R	375,591
695	4.500%, 11/01/30, 144A	11/29 at 100.00	N/R	729,771
660	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 5/01/49, 144A	No Opt. Call	N/R	731,392
	V-Dana Community Development District, Lee County, Florida, Special Assessment Bonds, Area 1 - 2020 Project, Series 2020:
470	3.000%, 5/01/25, 144A	No Opt. Call	N/R	473,342
760	3.500%, 5/01/31, 144A	No Opt. Call	N/R	772,441
460	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	518,783

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
$ 265	4.000%, 11/01/24	No Opt. Call	N/R	$270,769
250	4.000%, 11/01/24	No Opt. Call	N/R	255,415
390	4.500%, 11/01/29	No Opt. Call	N/R	420,143
375	4.500%, 11/01/29	No Opt. Call	N/R	404,021
405	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	11/20 at 101.00	N/R	409,378
585	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	609,693
460	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	479,463
550	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017, 4.500%, 11/01/28	11/27 at 100.00	N/R	577,494
295	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2020, 3.250%, 5/01/31	5/30 at 100.00	N/R	296,035
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod D Project, Series 2020:
255	2.875%, 5/01/25	No Opt. Call	N/R	256,558
250	3.250%, 5/01/31	5/30 at 100.00	N/R	250,878
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod E Project, Series 2020:
190	2.875%, 5/01/25	No Opt. Call	N/R	191,169
285	3.250%, 5/01/31	5/30 at 100.00	N/R	286,000
635	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	659,168
6,250	Village Community Development District 13, Wildwood, Florida, Special Assessment Revenue Bonds, Series 2019, 3.550%, 5/01/39	5/29 at 100.00	N/R	6,475,562
1,590	Villages of Glen Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2018A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	1,703,097
	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019:
165	3.750%, 5/01/24	No Opt. Call	N/R	167,412
240	4.000%, 5/01/29	No Opt. Call	N/R	249,024
1,780	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	1,868,591
1,095	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,144,593
400	Wesbridge Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 11/01/29	No Opt. Call	N/R	417,844
3,535	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	3,664,699

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
$ 1,000	4.250%, 11/01/26	No Opt. Call	N/R	$1,046,770
210	4.625%, 11/01/31	11/26 at 100.00	N/R	223,469
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
500	4.000%, 5/01/24	No Opt. Call	N/R	512,495
1,000	4.250%, 5/01/29	No Opt. Call	N/R	1,067,530
135	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 4.250%, 5/01/29, 144A	No Opt. Call	N/R	143,724
810	Westside Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2019, 3.750%, 5/01/29, 144A	No Opt. Call	N/R	840,991
2,000	Wildblue Community Development District, Florida, Special Assessment Bonds, Series 2019, 3.750%, 6/15/30, 144A	6/29 at 100.00	N/R	2,117,180
	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
420	3.500%, 11/01/23, 144A	No Opt. Call	N/R	426,401
725	4.000%, 11/01/28, 144A	11/27 at 100.00	N/R	763,309
330	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017, 4.000%, 5/01/28	No Opt. Call	N/R	346,695
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2019:
210	3.800%, 5/01/24	No Opt. Call	N/R	214,654
315	4.000%, 5/01/29	No Opt. Call	N/R	331,160
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
425	3.875%, 5/01/24	No Opt. Call	N/R	434,860
510	4.370%, 5/01/29	No Opt. Call	N/R	545,547
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
65	4.000%, 11/01/20	No Opt. Call	N/R	65,070
400	4.375%, 11/01/25	No Opt. Call	N/R	423,796
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
110	3.750%, 11/01/24	No Opt. Call	N/R	112,078
185	4.250%, 11/01/29	No Opt. Call	N/R	195,747
1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	1,067,069
560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	577,214
905	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/29	5/28 at 100.00	N/R	971,029

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
$ 420	4.375%, 11/01/24, 144A	No Opt. Call	N/R	$430,672
635	4.750%, 11/01/29, 144A	No Opt. Call	N/R	685,451
625,291	Total Florida			610,758,114
	Georgia – 0.7%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,455	6.000%, 1/01/23	No Opt. Call	N/R	2,080,907
9,250	6.500%, 1/01/29	1/28 at 100.00	N/R	7,740,400
2,540	6.750%, 1/01/35	1/28 at 100.00	N/R	2,123,110
	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,032,132
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,114,454
750	5.000%, 7/15/24	No Opt. Call	Baa2	819,862
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,085,590
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,081,840
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,073,630
615	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	642,331
520	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23 (ETM)	No Opt. Call	N/R (5)	556,551
2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB-	2,147,740
625	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BB	635,000
1,668	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,881,037
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
313	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	323,421
958	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	998,046
1,052	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	1,095,682
1,000	Macon-Bibb County Urban Development Authority, Georgia, Multifamily Housing Revenue Bonds, Dempsey Apartments Project, Series 2018A, 5.200%, 12/01/53	12/23 at 102.00	Baa3	1,055,960
500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27, 144A	No Opt. Call	N/R	519,575
330	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/21	No Opt. Call	A-	336,478
29,601	Total Georgia			28,343,746

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Guam – 0.2%
$ 4,305	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/33	11/25 at 100.00	BB	$4,749,922
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,028,740
	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
3,000	6.625%, 12/01/30	12/20 at 100.00	B+	3,016,050
895	6.875%, 12/01/40	12/20 at 100.00	B+	900,012
1,060	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (ETM) (AMT)	No Opt. Call	A2 (5)	1,084,316
10,260	Total Guam			10,779,040
	Hawaii – 0.6%
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,590,034
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,632,976
19,940	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	20,504,900
85	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BBB	86,211
230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	238,299
23,385	Total Hawaii			24,052,420
	Idaho – 0.2%
825	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014, 4.375%, 7/01/34, 144A	7/24 at 100.00	A	893,830
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,985	5.000%, 9/01/25	No Opt. Call	BB+	2,299,484
2,085	5.000%, 9/01/26	No Opt. Call	BB+	2,455,254
1,000	5.000%, 9/01/37	9/26 at 100.00	BB+	1,117,000
5,895	Total Idaho			6,765,568
	Illinois – 12.4%
1,245	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, East River Area TIF 6, Refunding Series 2018A, 5.000%, 12/30/27	No Opt. Call	N/R	1,266,663
820	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, River City TIF 3, Refunding Series 2018B, 4.500%, 12/30/23	No Opt. Call	N/R	825,847
1,890	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,866,129
1,745	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/20 at 100.00	N/R	1,719,087
3,345	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/29	12/26 at 100.00	BBB	3,690,639
4,011	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	11/20 at 100.00	N/R	3,770,268

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,645	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.000%, 3/01/33	3/28 at 100.00	N/R	$1,658,111
7,725	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A	No Opt. Call	N/R	7,764,475
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A-	28,086,980
20,835	5.750%, 4/01/34	4/27 at 100.00	A-	24,052,966
2,985	5.750%, 4/01/35	4/27 at 100.00	A-	3,436,750
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
300	5.000%, 4/01/33	4/27 at 100.00	A-	329,820
1,370	5.000%, 4/01/34	4/27 at 100.00	A-	1,502,136
2,000	5.000%, 4/01/35	4/27 at 100.00	A-	2,185,680
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018:
1,240	5.000%, 4/01/33	4/28 at 100.00	A-	1,380,008
1,535	5.000%, 4/01/34	4/28 at 100.00	A-	1,698,263
1,610	5.000%, 4/01/35	4/28 at 100.00	A-	1,779,710
1,270	5.000%, 4/01/36	4/28 at 100.00	A-	1,403,439
4,170	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	4,458,606
1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B1	1,447,051
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
1,230	5.000%, 12/01/20	No Opt. Call	B1	1,236,457
8,075	5.000%, 12/01/31	12/20 at 100.00	B1	8,095,672
10,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	12,461,800
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
21,570	5.000%, 12/01/30	12/27 at 100.00	BB-	23,947,230
11,810	5.000%, 12/01/34	12/27 at 100.00	BB-	12,911,637
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB-	2,651,496
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017F:
8,855	5.000%, 12/01/23	No Opt. Call	BB-	9,575,354
5,000	5.000%, 12/01/24	No Opt. Call	BB-	5,491,950

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
$ 3,120	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	BB	$3,886,085
2,500	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	BB	3,095,700
1,850	5.000%, 12/01/33 – AGM Insured	12/28 at 100.00	BB	2,253,818
4,300	5.000%, 12/01/34 – AGM Insured	12/28 at 100.00	BB	5,224,242
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,900	5.000%, 12/01/24	No Opt. Call	BB-	2,086,941
5,000	5.000%, 12/01/25	No Opt. Call	BB-	5,574,900
4,000	5.000%, 12/01/26	No Opt. Call	BB-	4,502,920
5,750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 4.000%, 12/01/27	No Opt. Call	BB-	6,130,017
20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	BB-	24,179,400
2,500	Chicago Board of Education, Illinois, General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	B1	2,961,450
3,780	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB-	3,318,122
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
3,295	0.000%, 12/01/25 – NPFG Insured	No Opt. Call	BB-	2,892,384
1,000	0.000%, 12/01/31 – NPFG Insured	No Opt. Call	BB-	690,630
1,000	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Park Series 2016A, 5.000%, 1/01/40	1/26 at 100.00	AA-	1,103,370
1,917	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,940,483
1,215	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	1,214,136
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
5,775	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB-	4,142,350
2,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	1,248,020
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	Ba1	1,045,430
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,814,856
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	841,301
2,025	5.250%, 1/01/29	1/25 at 100.00	Ba1	2,134,593

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
$ 215	5.000%, 1/01/27	1/24 at 100.00	Ba1	$224,271
14,200	5.250%, 1/01/30	1/24 at 100.00	Ba1	14,771,976
5,100	5.250%, 1/01/32	1/24 at 100.00	Ba1	5,279,673
1,810	5.250%, 1/01/33	1/24 at 100.00	Ba1	1,868,897
715	5.000%, 1/01/35	1/24 at 100.00	Ba1	730,694
12,860	5.000%, 1/01/36	1/24 at 100.00	Ba1	13,119,772
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
20,500	5.625%, 1/01/31	1/27 at 100.00	BBB-	22,329,420
2,890	5.750%, 1/01/34	1/27 at 100.00	BBB-	3,132,644
220	6.000%, 1/01/38	1/27 at 100.00	BBB-	240,647
5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	6,105,093
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/34	1/25 at 100.00	Ba1	1,052,830
6,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 0.000%, 1/01/27	No Opt. Call	Ba1	4,820,160
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
845	4.625%, 1/01/32	1/21 at 100.00	Ba1	847,053
15,460	5.000%, 1/01/40	1/21 at 100.00	Ba1	15,505,298
	Chicago, Illinois, General Obligation Bonds, Project Series 2012A:
7,000	5.000%, 1/01/33	1/22 at 100.00	Ba1	7,081,060
14,120	5.000%, 1/01/34	1/22 at 100.00	Ba1	14,273,061
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	Ba1	10,120
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	5,973,698
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,528,695
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB-	3,711,124
1,065	5.000%, 1/01/25	No Opt. Call	BBB-	1,131,254
2,560	5.000%, 1/01/26	No Opt. Call	BBB-	2,741,146
1,065	5.000%, 1/01/28	1/26 at 100.00	BBB-	1,132,596
250	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/27	No Opt. Call	BBB-	269,268
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB-	31,539
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB-	6,947,346
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB-	5,315,900
1,535	5.500%, 1/01/35	1/25 at 100.00	BBB-	1,613,561
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
5,000	5.500%, 1/01/35	1/29 at 100.00	BBB-	5,479,100
5,000	5.500%, 1/01/49	1/29 at 100.00	BBB-	5,374,500

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 891	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	11/20 at 100.00	N/R	$892,310
1,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/26	12/23 at 100.00	BBB	1,069,740
2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,694,534
3,108	Gilberts Village, Kane County, Illinois, Tax Increment Revenue Note, Prairie Business Park-Industrial Property, Series 2018A, 5.000%, 11/15/34	10/20 at 100.00	N/R	3,077,896
300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	11/20 at 100.00	A3	301,101
1,390	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2018, 5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	1,693,951
	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Refunding Series 2018:
1,215	5.000%, 1/01/24	No Opt. Call	N/R	1,241,681
2,690	5.000%, 1/01/30	1/27 at 100.00	N/R	2,756,470
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
100	4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,222
815	5.250%, 12/01/25, 144A	No Opt. Call	N/R	864,047
1,815	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	1,940,779
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,850	6.875%, 10/01/31	10/21 at 100.00	BB+	1,919,541
455	7.125%, 10/01/41	10/21 at 100.00	BB+	470,525
1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,779,554
	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,175,256
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,078,110
5,575	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017, 5.000%, 5/15/33	5/24 at 103.00	N/R	5,241,169
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2015:
115	4.125%, 5/01/45	5/25 at 100.00	N/R	134,710
735	4.125%, 5/01/45	5/25 at 100.00	Aa3	794,660
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	AA+	391,759
800	5.000%, 9/01/23	No Opt. Call	AA+	905,904
1,495	5.000%, 9/01/25	9/24 at 100.00	AA+	1,747,087
1,000	5.000%, 9/01/26	9/24 at 100.00	AA+	1,162,390
1,400	5.000%, 9/01/27	9/24 at 100.00	AA+	1,619,982
800	5.000%, 9/01/29	9/24 at 100.00	AA+	917,008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 210	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010, 6.125%, 5/15/27	11/20 at 100.00	BBB-	$210,536
500	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	Baa2	583,730
105	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB-	107,342
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	BBB+	190,616
375	5.000%, 8/15/25	No Opt. Call	BBB+	444,577
1,000	5.000%, 8/15/27	8/25 at 100.00	BBB+	1,173,500
	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation - Chicago LLC University of Illinois at Chicago Project, Series 2017A:
500	5.000%, 2/15/30	8/27 at 100.00	BB	507,225
500	5.000%, 2/15/31	8/27 at 100.00	BB	505,180
500	5.000%, 2/15/32	8/27 at 100.00	BB	502,860
1,000	5.000%, 2/15/37	8/27 at 100.00	BB	991,120
	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding State Tax Supported Series 2019:
1,395	5.000%, 6/15/28	No Opt. Call	BB+	1,589,672
1,545	5.000%, 6/15/29	No Opt. Call	BB+	1,769,875
3,055	5.000%, 6/15/30	6/29 at 100.00	BB+	3,457,282
105	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB-	102,041
1,925	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33	5/24 at 100.00	BBB-	1,985,965
5,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB-	6,033,885
10,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/24	No Opt. Call	BBB-	10,659,500
3,835	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB-	4,183,793
335	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB-	354,179
4,400	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/27	3/22 at 100.00	BBB-	4,507,712
	Illinois State, General Obligation Bonds, Series 2013:
1,480	5.250%, 7/01/29	7/23 at 100.00	BBB-	1,544,735
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB-	1,088,871
200	5.500%, 7/01/33	7/23 at 100.00	BBB-	208,238
740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB-	755,052
610	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BB+	625,256
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,155	5.000%, 12/15/28	12/27 at 100.00	BB+	1,335,365
300	5.000%, 12/15/31	12/27 at 100.00	BB+	341,568
745	5.000%, 12/15/33	12/27 at 100.00	BB+	840,420
500	5.000%, 12/15/34	12/27 at 100.00	BB+	562,615

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$ 1,755	0.000%, 6/15/31 – BAM Insured	No Opt. Call	Baa2	$1,320,620
2,860	0.000%, 12/15/34 – BAM Insured	No Opt. Call	Baa2	1,876,046
2,010	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,260,707
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	484,730
560	North Pullman Chicago Neighborhood Initiatives, Inc, Illinois, Certificates of Participation, Gotham Greens Greenhouse Facility, Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	547,254
2,600	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,629,666
520	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/24	No Opt. Call	BBB	579,114
	South Barrington, Cook County, Illinois, Special Tax Bonds, Special Service Area 3, Refunding Series 2019A:
320	4.000%, 12/01/25	No Opt. Call	N/R	351,251
330	4.000%, 12/01/26	No Opt. Call	N/R	363,914
345	4.000%, 12/01/27	No Opt. Call	N/R	381,963
355	4.000%, 12/01/28	No Opt. Call	N/R	392,474
370	4.000%, 12/01/29	12/28 at 100.00	N/R	406,789
385	4.000%, 12/01/30	12/28 at 100.00	N/R	419,596
400	4.000%, 12/01/31	12/28 at 100.00	N/R	433,792
420	4.000%, 12/01/32	12/28 at 100.00	N/R	453,852
435	4.000%, 12/01/33	12/28 at 100.00	N/R	467,299
450	4.000%, 12/01/34	12/28 at 100.00	N/R	481,392
2,725	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	2,496,999
2,410	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,781,742
2,220	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,124,518
1,230	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,202,719
570	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	557,357
991	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (6)	10/20 at 100.00	N/R	822,406
481,978	Total Illinois			513,587,064
	Indiana – 1.5%
700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34, 144A (6)	1/24 at 104.00	N/R	691,859

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
$ 1,140	0.000%, 11/15/22 (6)	No Opt. Call	N/R	$11,400
1,550	0.000%, 11/15/27 (6)	11/22 at 100.00	N/R	15,500
190	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017, 5.125%, 1/01/32	1/23 at 105.00	N/R	188,782
1,155	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.300%, 1/01/32, 144A	1/24 at 105.00	N/R	1,165,187
2,810	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	2,997,118
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A:
55	6.000%, 10/01/21	11/20 at 100.00	B	55,104
1,500	6.625%, 10/01/29	11/20 at 100.00	B	1,502,970
765	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	808,720
1,035	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,090,155
19,620	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	11/20 at 100.00	Caa2	18,677,259
	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330	5.500%, 4/01/33	4/26 at 100.00	Ba1	2,650,025
1,275	5.500%, 4/01/34	4/26 at 100.00	Ba1	1,444,358
2,500	5.000%, 4/01/37	4/26 at 100.00	Ba1	2,704,525
1,225	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	11/20 at 100.00	Baa2	1,228,700
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	Baa3	267,103
325	5.000%, 10/01/23	No Opt. Call	Baa3	357,854
550	5.000%, 10/01/24	10/23 at 100.00	Baa3	604,599
1,400	5.000%, 10/01/29	10/23 at 100.00	Baa3	1,512,532
15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA-	15,917
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,000	5.000%, 4/01/28	4/22 at 100.00	Ba1	1,041,490
2,245	5.000%, 4/01/42	4/22 at 100.00	Ba1	2,294,794
500	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	506,775
4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	CCC	4,364,910
3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	2,949,505

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 220	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017, 5.100%, 1/01/32	1/23 at 105.00	N/R	$218,126
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
1,280	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	1,370,560
6,300	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	7,090,398
4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	4,086,949
63,860	Total Indiana			61,913,174
	Iowa – 2.4%
11,805	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	12,055,502
16,825	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	17,760,806
16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	B	17,244,828
22,575	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	23,546,628
3,860	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	4,081,371
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
500	3.950%, 8/01/23	No Opt. Call	N/R	501,225
750	4.450%, 8/01/28	8/23 at 102.00	N/R	762,345
500	5.000%, 8/01/33	8/23 at 102.00	N/R	509,195
7,155	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	11/20 at 100.00	B-	7,260,393
16,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	11/20 at 100.00	B-	16,235,680
96,535	Total Iowa			99,957,973
	Kansas – 0.6%
	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A:
750	5.250%, 11/15/33	11/23 at 103.75	N/R	757,200
1,790	5.500%, 11/15/38	11/23 at 103.75	N/R	1,808,688
750	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/49	3/29 at 100.00	BB+	758,865
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
1,100	0.000%, 12/15/29 (6)	12/22 at 100.00	N/R	550,000
1,750	0.000%, 12/15/34 (6)	12/22 at 100.00	N/R	875,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
$ 7,485	4.375%, 12/15/23	12/22 at 100.00	N/R	$4,558,889
5,500	5.250%, 12/15/29	12/22 at 100.00	N/R	2,751,925
2,145	6.000%, 12/15/32	12/22 at 100.00	N/R	1,006,112
890	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Apartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	886,502
10,660	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	10,285,088
32,820	Total Kansas			24,238,269
	Kentucky – 0.8%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Series 2016A:
1,000	5.000%, 2/01/29	2/26 at 100.00	BBB-	1,136,110
705	5.000%, 2/01/30	2/26 at 100.00	BBB-	798,363
1,915	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,109,449
2,530	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	2,476,035
1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,316,926
1,065	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc, TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	10/20 at 100.00	N/R	1,056,182
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	611,173
1,500	5.000%, 7/01/25	No Opt. Call	Baa2	1,666,005
3,450	5.000%, 7/01/26	7/25 at 100.00	Baa2	3,812,664
3,335	5.000%, 7/01/28	7/25 at 100.00	Baa2	3,649,024
2,080	5.000%, 7/01/30	7/25 at 100.00	Baa2	2,257,861
6,450	5.000%, 7/01/32	7/25 at 100.00	Baa2	6,950,907
3,560	5.000%, 7/01/33	7/25 at 100.00	Baa2	3,824,045
29,505	Total Kentucky			31,664,744
	Louisiana – 1.8%
2,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	11/20 at 100.00	B1	2,250,067
	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A:
2,000	4.800%, 6/15/29, 144A	6/28 at 100.00	N/R	2,137,960
500	5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	541,680
2,540	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Caa1	2,614,752

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	$1,389,350
470	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018, 5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	512,197
310	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	BB	267,756
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB-	1,003,400
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A	2/27 at 100.00	N/R	1,019,550
7,595	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	7,946,800
725	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/29, 144A	6/27 at 100.00	N/R	769,182
1,500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/32	5/27 at 100.00	A3	1,805,835
735	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/30, 144A	4/27 at 100.00	N/R	769,832
	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27 (6)	No Opt. Call	D	370,000
1,745	5.000%, 7/01/28 (6)	7/27 at 100.00	D	1,291,300
1,680	5.000%, 7/01/29	7/27 at 100.00	D	1,243,200
1,695	5.000%, 7/01/30 (6)	7/27 at 100.00	D	1,254,300
1,000	5.000%, 7/01/32 (6)	7/27 at 100.00	D	740,000
750	5.000%, 7/01/33 (6)	7/27 at 100.00	D	555,000
1,500	5.000%, 7/01/37 (6)	7/27 at 100.00	D	1,110,000
410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	424,981
5,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	BBB	5,641,510
5,185	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 5.250%, 10/01/30 (8)	No Opt. Call	BBB	5,068,182
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
430	5.000%, 5/15/25	No Opt. Call	A3	508,303
400	5.000%, 5/15/26	5/25 at 100.00	A3	471,452
475	5.000%, 5/15/27	5/25 at 100.00	A3	557,170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
$ 915	6.625%, 12/15/23	No Opt. Call	N/R	$955,150
770	8.375%, 12/15/43	12/23 at 100.00	N/R	810,117
4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (6)	No Opt. Call	N/R	40
2,500	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	2,645,225
980	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B, 5.000%, 1/01/27 (AMT)	No Opt. Call	A-	1,182,772
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	BBB+	578,710
500	5.000%, 6/01/25	6/24 at 100.00	BBB+	580,130
835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	BBB+	980,315
3,990	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	4,722,684
3,405	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	4,052,971
4,190	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	4,987,357
2,735	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,237,228
4,280	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	4,687,884
1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,286,188
1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	11/20 at 100.00	BB+	1,908,315
75,975	Total Louisiana			74,878,845
	Maine – 0.8%
2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (AMT)	12/22 at 100.00	A2	2,631,782
6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2015, 5.125%, 8/01/35 (Mandatory Put 8/01/25), 144A (AMT)	No Opt. Call	B	7,590,840
13,130	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 0.000%, 12/15/33, 144A (AMT) (6)	12/26 at 100.00	N/R	7,221,500
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,087,140
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	542,160
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
100	5.250%, 7/01/21	No Opt. Call	Ba3	102,478
4,725	6.750%, 7/01/41	7/21 at 100.00	Ba3	4,833,155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	11/20 at 100.00	B1	$ 9,050,996
37,770	Total Maine			33,060,051
	Maryland – 1.4%
535	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	539,590
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,705	5.000%, 9/01/30	9/27 at 100.00	BB-	1,529,061
810	5.000%, 9/01/31	9/27 at 100.00	BB-	725,930
1,500	5.000%, 9/01/33	9/27 at 100.00	BB-	1,340,700
5,980	5.000%, 9/01/42	9/27 at 100.00	BB-	5,274,300
9,590	5.000%, 9/01/46	9/27 at 100.00	BB-	8,447,831
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	418,320
260	5.000%, 6/15/24	No Opt. Call	BBB+	299,679
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	315,249
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	438,554
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	390,419
550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	569,888
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,960	4.250%, 6/01/26	No Opt. Call	N/R	2,042,026
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,185,491
600	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A	2/26 at 100.00	N/R	615,852
2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,592,700
5,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	11/20 at 100.00	BB-	5,926,252
4,565	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	CCC	4,544,777
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	0.000%, 12/01/20 (6)	No Opt. Call	N/R	2,016,000
6,000	0.000%, 12/01/31 (6)	11/20 at 100.00	N/R	3,600,000
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 0.000%, 12/01/31 (6)	11/20 at 100.00	N/R	600,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
$ 270	5.000%, 7/01/27	No Opt. Call	BBB	$291,778
190	5.000%, 7/01/29	7/27 at 100.00	BBB	203,680
325	5.000%, 7/01/30	7/27 at 100.00	BBB	346,804
375	5.000%, 7/01/31	7/27 at 100.00	BBB	398,329
530	5.000%, 7/01/37	7/21 at 100.00	BBB	533,366
3,390	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	1/27 at 100.00	N/R	3,391,729
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	833,250
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,168,410
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	4,092,655
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	434,956
1,425	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30, 144A	1/26 at 100.00	N/R	1,487,016
600	Prince George's County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.000%, 7/01/30, 144A	7/28 at 100.00	N/R	652,068
63,060	Total Maryland			58,246,660
	Massachusetts – 0.6%
	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019:
640	4.000%, 6/15/24	No Opt. Call	N/R	651,571
490	5.000%, 6/15/29	6/26 at 100.00	N/R	524,795
530	5.000%, 6/15/39	6/26 at 100.00	N/R	550,728
2,000	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	B	1,773,840
860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A+	955,047
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
300	5.000%, 7/15/21	No Opt. Call	Ba2	308,073
335	5.000%, 7/15/22	No Opt. Call	Ba2	354,604
325	5.000%, 7/15/23	No Opt. Call	Ba2	353,584
315	5.000%, 7/15/24	7/23 at 100.00	Ba2	341,791
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
1,505	4.375%, 7/01/23 (AMT)	7/22 at 100.00	AA	1,567,894
2,805	5.000%, 7/01/25 (AMT)	7/22 at 100.00	AA	2,957,676
3,330	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	3,504,725

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,500	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT)	7/26 at 100.00	A	$4,710,285
125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	10/20 at 100.00	A	125,403
4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (AMT)	1/25 at 100.00	A	5,276,200
470	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2007A, 0.738%, 5/01/37 – NPFG Insured (3-Month LIBOR * 67% reference rate + 0.570% spread) (7)	11/20 at 100.00	AA	457,503
23,130	Total Massachusetts			24,413,719
	Michigan – 0.5%
	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019:
285	3.500%, 11/01/24	No Opt. Call	BB	284,350
410	3.875%, 11/01/29	11/27 at 102.00	BB	405,810
85	5.000%, 11/01/34	11/27 at 102.00	BB	89,562
400	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.000%, 11/01/26	11/20 at 100.00	B	386,552
	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,216,478
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,309,369
1,500	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	1,671,390
385	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien Series 1997C, 6.850%, 5/01/21	11/20 at 100.00	B-	385,847
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
15	5.500%, 5/01/21 – ACA Insured	11/20 at 100.00	B-	15,023
50	5.500%, 5/01/21	11/20 at 100.00	B-	49,372
9,440	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Senior Lien Floating Libor Notes Series 2006D, 0.751%, 7/01/32 – AGM Insured (3-Month LIBOR * 67% reference rate + 0.600% spread) (7)	1/21 at 100.00	A1	9,008,686
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	11/20 at 100.00	A2	5,018
705	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 4.000%, 2/01/29	2/27 at 102.00	BB+	725,114
85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB-	85,091
1,350	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	1,165,090
125	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	122,493

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 500	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	$500,165
750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB	761,880
580	Warren Academy, Macomb County, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2020A, 5.000%, 5/01/35, 144A	5/27 at 100.00	N/R	586,131
20,595	Total Michigan			20,773,421
	Minnesota – 1.4%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	335,126
400	3.500%, 8/01/27	8/26 at 100.00	BB+	416,488
270	4.000%, 8/01/28	8/26 at 100.00	BB+	287,458
415	4.000%, 8/01/29	8/26 at 100.00	BB+	440,000
260	4.000%, 8/01/30	8/26 at 100.00	BB+	274,375
300	4.000%, 8/01/31	8/26 at 100.00	BB+	314,943
800	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	800,760
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
770	4.750%, 7/01/25	No Opt. Call	N/R	794,894
630	5.250%, 7/01/30	7/25 at 100.00	N/R	665,658
1,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB-	1,006,130
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	392,831
540	5.000%, 7/01/31	7/24 at 102.00	N/R	580,840
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
1,415	3.875%, 7/01/29	7/27 at 102.00	N/R	1,412,340
1,680	5.000%, 7/01/34	7/27 at 102.00	N/R	1,777,440
2,135	5.000%, 7/01/39	7/27 at 102.00	N/R	2,223,880
1,590	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	B	1,585,898
105	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	110,403
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
500	4.000%, 7/01/23	No Opt. Call	BB+	523,170
420	4.000%, 7/01/24	No Opt. Call	BB+	445,015
500	5.000%, 7/01/29	7/24 at 100.00	BB+	538,115

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,660	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	11/20 at 100.00	N/R	$2,646,833
550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	11/20 at 100.00	B1	549,945
1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	11/20 at 100.00	N/R	1,881,034
	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc Project, Series 2019:
500	4.250%, 7/01/39	7/25 at 102.00	N/R	489,840
500	5.000%, 7/01/39	7/25 at 102.00	N/R	518,500
575	Minneapolis & Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Series 1998A, Allina Health System, Tranche I PARS, 0.120%, 8/01/28 – NPFG Insured	10/20 at 100.00	AA-	558,469
585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A, 4.000%, 12/01/31, 144A	12/27 at 100.00	N/R	581,332
1,595	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	1,647,396
585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	640,212
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,150	3.750%, 12/01/22, 144A	No Opt. Call	N/R	1,166,215
1,840	4.250%, 12/01/27, 144A	No Opt. Call	N/R	1,941,034
350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB+	365,421
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	506,655
335	4.000%, 3/01/24	3/23 at 100.00	N/R	340,779
325	4.000%, 3/01/27	3/23 at 100.00	N/R	329,101
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
715	4.150%, 9/01/24	No Opt. Call	BB-	726,419
1,100	5.000%, 9/01/34	9/24 at 100.00	BB-	1,131,812
2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	11/20 at 100.00	N/R	2,285,800
1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB-	1,176,160
7,690	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB	7,865,332
1,400	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 4.500%, 9/01/26	No Opt. Call	N/R	1,464,484

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26 (6)	No Opt. Call	N/R	$680,000
4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28, 144A	7/26 at 100.00	N/R	4,866,067
250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29, 144A	7/27 at 100.00	N/R	264,703
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BB	1,217,584
700	4.500%, 12/01/29	12/24 at 100.00	BB	721,938
4,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	Ba1	4,033,400
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
160	3.625%, 10/01/21	No Opt. Call	N/R	160,242
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,445,506
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,154,984
175	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	175,112
	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
200	4.000%, 12/01/23	No Opt. Call	N/R	205,500
400	4.000%, 12/01/24	No Opt. Call	N/R	413,000
57,870	Total Minnesota			59,076,573
	Mississippi – 0.1%
1,875	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.000%, 10/15/30, 144A	10/26 at 100.00	N/R	1,786,556
2,700	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Subordinate Series 2019B, 4.000%, 10/15/49 (Mandatory Put 4/15/29), 144A	10/26 at 100.00	N/R	2,614,653
4,575	Total Mississippi			4,401,209
	Missouri – 1.1%
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,515	5.000%, 8/01/24	No Opt. Call	Ba1	1,657,986
1,910	5.000%, 8/01/27	8/26 at 100.00	Ba1	2,146,993
1,000	4.000%, 8/01/38	8/26 at 100.00	Ba1	1,023,680
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	653,549
1,125	4.000%, 11/01/27	11/25 at 100.00	N/R	1,124,280
1,945	3.900%, 11/01/29	11/25 at 100.00	N/R	1,892,679

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 690	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	Ba1	$770,199
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	Ba1	1,003,704
1,400	5.000%, 3/01/28	3/27 at 100.00	Ba1	1,569,372
700	5.000%, 3/01/30	3/27 at 100.00	Ba1	774,256
200	5.000%, 3/01/31	3/27 at 100.00	Ba1	220,210
3,525	5.000%, 3/01/36	3/27 at 100.00	Ba1	3,811,265
995	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	941,718
1,150	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 3.750%, 3/01/21	No Opt. Call	N/R	1,153,197
	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	BB	1,080,710
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,174,921
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,188,335
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,277,270
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,895,005
1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B, 4.375%, 2/01/31, 144A	2/28 at 100.00	N/R	1,549,815
2,000	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.000%, 11/01/27, 144A	No Opt. Call	N/R	1,938,340
1,430	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,425,510
785	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	11/20 at 100.00	N/R	745,106
1,895	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,907,621
1,135	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	1,148,858
2,555	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A, 5.000%, 8/15/25	No Opt. Call	N/R	2,646,316
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	959,556
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,054,231
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,154,524
940	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	957,428

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	11/20 at 100.00	N/R	$1,144,710
1,500	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A, 5.000%, 4/01/38	4/27 at 100.00	A	1,667,310
595	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	655,613
2,025	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	N/R	1,865,855
500	The Industrial Development Authority of the County of St Louis, Missouri, Transportation Development Refunding Revenue Bonds, Series 2019B, 4.375%, 3/01/33, 144A	3/27 at 100.00	N/R	503,040
485	Town and Country Crossing Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	446,729
46,105	Total Missouri			48,129,891
	Montana – 0.1%
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	1,031,770
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,224,640
435	5.250%, 5/15/32	5/25 at 102.00	N/R	447,954
2,615	Total Montana			2,704,364
	Nebraska – 0.1%
815	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	BBB+	859,450
2,100	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/33	5/24 at 100.00	A-	2,237,088
2,915	Total Nebraska			3,096,538
	Nevada – 1.4%
835	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018, 5.000%, 9/01/38	9/28 at 100.00	N/R	887,672
	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain's Edge, Refunding 2012:
585	5.000%, 8/01/21	No Opt. Call	A	604,697
1,135	4.000%, 8/01/22	No Opt. Call	A	1,189,605
1,605	4.000%, 8/01/23	8/22 at 100.00	A	1,681,863
640	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	673,286
1,240	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,326,502
1,170	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	1,001,497

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 3,030	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38, 144A (AMT)	8/28 at 100.00	N/R	$3,090,236
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,900	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	13,901,112
2,935	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	2,850,472
1,300	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25, 144A	No Opt. Call	BB	1,320,033
550	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 4.500%, 12/15/29, 144A	12/25 at 100.00	BB	571,417
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,587,458
675	4.000%, 9/01/35	9/26 at 100.00	N/R	676,661
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
435	4.000%, 6/01/21	No Opt. Call	N/R	440,007
560	5.000%, 6/01/23	No Opt. Call	N/R	598,500
520	5.000%, 6/01/24	No Opt. Call	N/R	567,138
850	5.000%, 6/01/25	6/24 at 100.00	N/R	923,908
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
490	5.000%, 12/01/26	12/25 at 100.00	N/R	536,129
1,535	5.000%, 12/01/28	12/25 at 100.00	N/R	1,663,203
325	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019, 4.000%, 6/01/39	6/29 at 100.00	N/R	332,449
335	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27, 144A	7/25 at 100.00	BB+	364,406
	North Las Vegas, Nevada, General Obligation Bonds, Refunding Series 2011:
500	5.000%, 6/01/33	6/21 at 100.00	BBB-	508,430
500	5.000%, 6/01/36	6/21 at 100.00	BBB-	507,910
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019:
700	4.250%, 6/01/34	12/28 at 100.00	N/R	710,591
845	4.500%, 6/01/39	12/28 at 100.00	N/R	868,212
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
865	4.000%, 12/01/27, 144A	No Opt. Call	N/R	902,757
860	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	922,144
3,900	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	11/20 at 100.00	BB-	3,785,808
1,800	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	11/20 at 100.00	N/R	1,628,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 400	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/38 – AGM Insured	12/28 at 100.00	A2	$475,080
8,927	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Sales Tax Anticipation Series 2019B, 3.500%, 6/15/28	No Opt. Call	N/R	8,914,528
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
395	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	392,914
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	775,954
56,697	Total Nevada			57,181,489
	New Jersey – 2.9%
3,360	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	Ba1	3,518,222
	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
445	4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	N/R (5)	535,233
1,070	4.000%, 6/15/30	6/26 at 100.00	BBB+	1,145,831
190	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24, 144A	No Opt. Call	N/R	197,606
900	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017, 5.000%, 7/15/32	7/27 at 100.00	BBB-	1,026,171
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
85	3.500%, 9/01/22, 144A	No Opt. Call	BB	85,615
210	4.250%, 9/01/27, 144A	No Opt. Call	BB	218,933
830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	Baa2	848,194
1,000	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 4.375%, 1/01/24	No Opt. Call	N/R	993,220
860	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Refunding Series 2015A, 4.125%, 6/15/26	6/25 at 100.00	BBB+	937,692
	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B:
6,680	4.000%, 6/15/29	12/28 at 100.00	BBB+	7,385,542
2,780	5.000%, 6/15/35	12/28 at 100.00	BBB+	3,196,055
650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	Ba2	647,497
190	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	191,847
10,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/26	6/25 at 100.00	BBB+	11,402,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013-I:
$ 19,735	3.050%, 9/01/27 (UB) (4)	3/23 at 100.00	BBB+	$19,507,850
2,200	1.710%, 3/01/28 (UB) (4)	3/23 at 100.00	BBB+	2,177,824
3,000	1.730%, 3/01/28 (SIFMA reference rate + 1.600% spread) (7)	3/23 at 100.00	BBB+	2,969,760
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB+	5,389,600
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
250	2.852%, 9/01/25, 144A (IF) (4)	3/25 at 100.00	BBB	231,107
1,000	4.040%, 9/01/27, 144A (IF) (4)	3/23 at 100.00	BBB	953,960
100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A, 5.125%, 10/01/24, 144A	No Opt. Call	BB-	105,288
4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	B	4,696,487
530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	11/20 at 100.00	B	529,963
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)	8/22 at 101.00	B+	2,557,600
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
450	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	467,149
3,315	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	3,441,335
1,680	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/27 (AMT)	No Opt. Call	Ba1	1,928,338
5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	BBB+	5,786,700
1,075	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/34	7/26 at 100.00	BBB-	1,160,806
2,800	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A, 4.000%, 12/01/33 (AMT)	6/28 at 100.00	AA	2,986,648
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	Baa1	2,957,766
1,000	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,150,740
1,410	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	BBB+	1,468,952
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/34	12/28 at 100.00	BBB+	5,761,600
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.125%, 6/15/39	12/28 at 100.00	BBB+	1,590,390
11,855	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 2.451%, 1/01/24 (UB) (4)	No Opt. Call	A2	11,840,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2016S, 5.000%, 1/01/34	1/26 at 100.00	BBB-	$1,103,560
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
1,000	5.000%, 1/01/29 (AMT)	1/28 at 100.00	Baa1	1,138,510
1,300	5.000%, 1/01/30 (AMT)	1/28 at 100.00	Baa1	1,467,908
850	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa1	950,232
1,220	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa1	1,356,823
1,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa1	1,385,287
1,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa1	1,101,350
1,705	5.000%, 1/01/42 (AMT)	1/28 at 100.00	Baa1	1,851,187
115,230	Total New Jersey			122,344,559
	New Mexico – 0.2%
1,560	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (AMT)	11/20 at 100.00	N/R	1,560,827
	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
40	4.000%, 10/01/20	No Opt. Call	N/R	40,000
240	4.875%, 10/01/25	No Opt. Call	N/R	243,089
2,565	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	2,562,666
285	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	292,444
510	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	514,059
1,635	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25, 144A	11/20 at 103.00	N/R	1,647,459
6,835	Total New Mexico			6,860,544
	New York – 4.8%
180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	BBB	207,677
1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB	1,090,060
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	825,962
845	5.000%, 11/01/22	No Opt. Call	BB	884,749
700	5.250%, 11/01/34	11/24 at 100.00	BB	741,538
6,205	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	6,710,521

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
$ 5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	$5,306
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (5)	16,877
715	5.000%, 5/01/23	No Opt. Call	BBB-	775,339
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	95,402
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	72,955
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	22,448
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
2,290	5.000%, 12/01/21, 144A	No Opt. Call	BB-	2,305,961
6,470	5.000%, 12/01/26, 144A	No Opt. Call	BB-	6,680,210
1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	11/20 at 100.00	N/R	1,002,950
1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (AMT)	12/20 at 100.00	Ba1	1,703,933
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	1,068,950
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.470%, 2/01/33	2/28 at 100.00	N/R	1,107,960
800	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 4.760%, 2/01/27	No Opt. Call	N/R	816,160
4,310	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds, Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42	11/27 at 100.00	BBB-	4,286,554
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	993,160
50,380	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	51,841,020
3,445	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	3,562,371
4,220	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	4,353,605
4,630	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2017C-1, 5.000%, 11/15/30	5/28 at 100.00	BBB+	4,909,884
2,935	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 5.000%, 11/15/32	5/28 at 100.00	BBB+	3,108,194
400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	A-	451,116
5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	10/20 at 100.00	B-	5,520,442

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
$ 210	5.000%, 7/01/27	7/25 at 100.00	BBB	$235,582
375	5.000%, 7/01/28	7/25 at 100.00	BBB	418,110
825	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 0.000%, 10/01/27 (6)	11/20 at 100.00	N/R	635,250
3,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Series 2010A, 6.250%, 6/01/41, 144A	10/20 at 100.00	B-	3,059,940
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
4,665	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	4,873,899
9,150	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	9,478,851
3,500	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	3,732,295
5,160	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020, 5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	5,333,531
6,125	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	6,347,521
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,500	5.000%, 1/01/29 (AMT)	1/28 at 100.00	BB+	3,830,750
1,360	5.000%, 1/01/31 (AMT)	1/28 at 100.00	BB+	1,473,587
1,600	5.000%, 1/01/34 (AMT)	1/28 at 100.00	BB+	1,709,504
4,410	5.000%, 1/01/36 (AMT)	1/28 at 100.00	BB+	4,683,508
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,925	4.000%, 10/01/30 (AMT)	No Opt. Call	BB+	1,971,277
12,500	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	13,518,125
45	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (AMT)	11/20 at 100.00	BBB	45,603
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
5,885	5.000%, 1/01/30 (AMT)	1/26 at 100.00	B1	5,285,613
2,470	5.000%, 1/01/31 (AMT)	1/26 at 100.00	B1	2,182,146
480	5.000%, 1/01/32 (AMT)	1/26 at 100.00	B1	417,917
6,705	5.000%, 1/01/35 (AMT)	1/26 at 100.00	B1	5,571,050
2,100	5.000%, 1/01/36 (AMT)	1/26 at 100.00	B1	1,724,310
5,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	5,190,100

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
$ 2,850	5.000%, 6/01/24	No Opt. Call	B-	$2,922,333
3,850	5.000%, 6/01/25	No Opt. Call	B-	3,969,119
2,650	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	3,095,651
	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB-	769,200
830	5.000%, 11/01/28	11/25 at 100.00	BBB-	926,255
193,590	Total New York			198,562,331
	North Carolina – 0.1%
565	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25, 144A	No Opt. Call	N/R	567,582
3,100	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	3,335,011
3,665	Total North Carolina			3,902,593
	North Dakota – 0.1%
490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (5)	527,769
2,005	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/31	6/28 at 100.00	BBB-	2,319,043
2,495	Total North Dakota			2,846,812
	Ohio – 2.3%
11,095	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	1,564,062
6,670	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	6,485,975
3,750	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	3,992,212
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,505	5.000%, 12/01/24	12/22 at 100.00	N/R	1,517,672
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,155,287
400	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34, 144A (6)	1/24 at 104.00	N/R	395,356
5,000	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series 1998, 5.375%, 9/15/27 (AMT)	11/20 at 100.00	B	5,004,950
2,405	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	2,482,898
450	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	11/20 at 100.00	N/R	451,215

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 3.375%, 12/01/29	6/29 at 100.00	N/R	$981,150
4,295	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Ba2	4,460,315
2,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51	12/29 at 100.00	BBB-	1,971,300
	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc, Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	161,697
205	5.000%, 11/15/24	No Opt. Call	BBB+	225,190
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	219,040
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	545,965
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
185	5.000%, 12/01/22	11/20 at 100.00	N/R	185,165
525	5.000%, 12/01/32	11/20 at 100.00	N/R	515,739
1,285	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	1,308,323
1,315	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	925,221
2,250	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	Ba2	2,399,512
7,515	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	9,394
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)	No Opt. Call	N/R	456
20,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21)	No Opt. Call	N/R	20,930,812
25,640	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	32,050
2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	2,581
3,105	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (6)	No Opt. Call	N/R	3,881
215	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (6)	No Opt. Call	N/R	269
1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)	No Opt. Call	N/R	1,875
1,730	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	2,163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,900	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	$4,875
1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,123,363
11,485	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	11,209,360
	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017:
1,500	4.250%, 1/15/38 (AMT), 144A	1/28 at 100.00	N/R	1,615,725
2,000	4.500%, 1/15/48 (AMT), 144A	1/28 at 100.00	N/R	2,142,180
720	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A	10/25 at 101.00	N/R	714,175
1,775	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	1,710,851
12,190	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)	No Opt. Call	N/R	15,238
8,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)	No Opt. Call	N/R	10,763
2,905	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	3,631
5,075	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	6,344
3,580	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)	No Opt. Call	N/R	4,475
5,230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)	No Opt. Call	N/R	6,538
14,995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)	No Opt. Call	N/R	18,744
250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	245,143
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
430	5.000%, 12/01/23	No Opt. Call	BB-	476,100
595	5.000%, 12/01/24	No Opt. Call	BB-	632,193
415	5.000%, 12/01/25	12/24 at 100.00	BB-	439,572
2,670	5.500%, 12/01/29	12/24 at 100.00	BB-	2,825,447
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,350,522
1,920	6.000%, 12/01/42	12/22 at 100.00	BB-	1,989,062

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, LLC - The University of Toledo Project, Series 2014A:
$ 1,485	5.000%, 7/01/24	No Opt. Call	BBB-	$1,563,289
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB-	2,357,010
6,800	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	7,156,592
204,400	Total Ohio			97,552,917
	Oklahoma – 0.6%
	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017:
500	5.000%, 11/15/26	11/25 at 102.00	BBB-	545,000
600	5.000%, 11/15/28	11/25 at 102.00	BBB-	651,870
400	5.000%, 11/15/29	11/25 at 102.00	BBB-	433,208
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB-	1,921,670
730	5.000%, 11/15/32	11/25 at 102.00	BBB-	783,122
9,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	9,971,479
2,915	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	2,943,480
8,050	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	8,125,750
24,850	Total Oklahoma			25,375,579
	Oregon – 0.1%
750	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A, 5.000%, 11/15/32	11/25 at 102.00	N/R	814,470
740	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A, 3.750%, 6/15/29, 144A	6/27 at 102.00	N/R	729,692
430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	437,632
75	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Series 2012B, 3.700%, 7/01/32 (AMT)	7/22 at 100.00	Aaa	75,572
550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	578,391
405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	11/20 at 100.00	N/R	385,329
2,950	Total Oregon			3,021,086
	Pennsylvania – 5.8%
5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	Caa2	4,982,593
5,955	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2007A-1, 0.988%, 2/01/37 (3-Month LIBOR * 67% reference rate + 0.820% spread) (7)	2/21 at 100.00	A	5,810,115

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 365	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	$380,279
3,770	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	Caa2	3,591,490
7,200	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	11/20 at 100.00	N/R	6,480,000
2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32, 144A	7/24 at 100.00	N/R	2,110,620
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	2,086,080
1,625	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,807,747
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
12,775	5.000%, 5/01/28, 144A	No Opt. Call	N/R	13,736,063
1,685	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	1,775,619
2,750	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/27, 144A	No Opt. Call	Ba3	3,075,985
8,195	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	10,244
6,755	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (6)	No Opt. Call	N/R	8,444
8,470	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	10,588
18,995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	23,744
12,725	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	12,820,437
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020A:
750	5.000%, 2/01/29	No Opt. Call	BBB	860,783
800	5.000%, 2/01/30	No Opt. Call	BBB	924,256
700	5.000%, 2/01/31	No Opt. Call	BBB	813,043
800	5.000%, 2/01/32	No Opt. Call	BBB	932,672
3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	3,096,109
3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB-	3,432,389

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,980	Butler County General Authority, Pennsylvania, School Revenue Bonds, Butler Area School District Project, Series 2007, 0.851%, 10/01/34 (3-Month LIBOR * 67% reference rate + 0.700% spread) (7)	11/20 at 100.00	A2	$4,766,756
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	922,593
295	5.000%, 12/01/30	12/25 at 100.00	N/R	310,172
1,490	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB-	1,573,708
850	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB	869,873
2,790	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB	3,015,013
485	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB-	501,311
275	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 4.375%, 3/01/28, 144A	No Opt. Call	N/R	276,790
1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A1	1,104,340
	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	699,900
500	5.000%, 5/01/24	No Opt. Call	Baa3	545,775
2,500	5.000%, 5/01/37	5/24 at 100.00	Baa3	2,646,700
550	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc Project, Series 2017, 5.000%, 6/01/27	6/25 at 102.00	BB	580,690
8,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.915%, 6/01/37 (3-Month LIBOR * 67% reference rate + 0.750% spread) (7)	11/20 at 100.00	A+	7,248,480
60,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2018E, 0.000%, 9/01/48 (Mandatory Put 9/01/25) (UB) (4)	9/24 at 100.00	A+	60,046,200
515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	Ba1	541,018
870	East Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2018A, 4.125%, 10/01/39 – BAM Insured	10/22 at 100.00	A2	895,256
	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014:
870	5.000%, 7/01/22	No Opt. Call	BB+	888,174
405	5.000%, 7/01/24	No Opt. Call	BB+	420,512
1,000	5.000%, 7/01/29	7/24 at 100.00	BB+	1,023,580
1,625	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba3	1,724,824
2,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	2,207,800

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc, Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	$1,019,640
	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A:
2,190	4.500%, 12/01/29	6/27 at 100.00	N/R	2,218,207
500	5.000%, 12/01/32	6/27 at 100.00	N/R	519,770
3,066	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	3,104,294
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc, Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	Ba2	1,300,291
1,200	5.000%, 10/01/25	10/24 at 100.00	Ba2	1,335,804
2,030	5.000%, 10/01/26	10/24 at 100.00	Ba2	2,248,834
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,024,890
1,670	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	1,795,384
635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB	685,813
5,160	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	5,422,644
5,160	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	5,422,644
8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	10,731
140	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	175
900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	749,691
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
350	5.000%, 6/30/24 (AMT)	No Opt. Call	BBB	398,962
750	5.000%, 12/31/26 (AMT)	6/26 at 100.00	BBB	885,533
745	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.250%, 6/01/26, 144A (AMT)	No Opt. Call	N/R	738,124
2,690	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/29	11/25 at 100.00	Baa1	2,907,460

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
$ 200	5.000%, 7/01/31	7/27 at 100.00	BB	$206,690
500	5.000%, 7/01/32	7/27 at 100.00	BB	513,495
7,000	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Taxable Series 2017B, 6.250%, 7/01/31	No Opt. Call	BB	7,045,290
525	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Mast Community Charter School II Project, Series 2020A, 5.000%, 8/01/30	No Opt. Call	BBB-	627,239
1,430	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	1,494,994
4,140	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/29	7/27 at 100.00	Ba1	4,823,224
875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	809,043
3,105	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 1.018%, 11/15/34 (3-Month LIBOR * 67% reference rate + 0.830% spread) (7)	11/20 at 100.00	AA-	3,013,092
	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,745	5.000%, 9/01/24, 144A	No Opt. Call	BB+	1,940,405
405	5.000%, 9/01/25, 144A	No Opt. Call	BB+	459,934
420	5.000%, 9/01/26, 144A	No Opt. Call	BB+	484,646
440	5.000%, 9/01/27, 144A	No Opt. Call	BB+	515,086
1,585	5.000%, 9/01/28, 144A	9/27 at 100.00	BB+	1,841,358
3,650	5.000%, 9/01/29, 144A	9/27 at 100.00	BB+	4,216,991
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,100	5.000%, 11/15/26	5/24 at 100.00	BB+	2,300,928
9,265	5.000%, 11/15/32	5/24 at 100.00	BB+	9,974,421
5,000	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/36	6/26 at 100.00	BB+	5,093,450
545	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 4.000%, 7/01/23	No Opt. Call	BB	548,929
284,126	Total Pennsylvania			239,276,871
	Puerto Rico – 5.0%
48,500	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	11/20 at 15.12	N/R	7,295,370

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
$ 785	6.125%, 7/01/24	No Opt. Call	CC	$829,156
24,840	6.000%, 7/01/38	11/20 at 100.00	CC	25,150,500
13,319	6.000%, 7/01/44	11/20 at 100.00	CC	13,485,487
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,155	5.000%, 7/01/21	No Opt. Call	CC	8,298,936
4,370	5.000%, 7/01/23	11/20 at 100.00	CC	4,348,150
7,875	5.500%, 7/01/28	7/22 at 100.00	CC	8,140,781
3,000	5.250%, 7/01/29	7/22 at 100.00	CC	3,082,500
3,440	5.000%, 7/01/33	7/22 at 100.00	CC	3,500,200
4,570	5.125%, 7/01/37	7/22 at 100.00	CC	4,649,975
3,000	5.750%, 7/01/37	7/22 at 100.00	CC	3,086,250
2,880	5.250%, 7/01/42	7/22 at 100.00	CC	2,930,400
7,865	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (6)	11/20 at 100.00	D	5,603,812
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS:
635	3.926%, 7/01/30 (6)	11/20 at 100.00	D	449,263
475	5.000%, 7/01/30 – AGM Insured	11/20 at 100.00	D	484,016
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/20 (6)	No Opt. Call	D	710,000
1,000	3.957%, 7/01/21 (6)	11/20 at 100.00	D	712,500
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
3,000	3.957%, 7/01/29 (6)	7/22 at 100.00	D	2,137,500
3	3.957%, 7/01/42 (6)	7/22 at 100.00	D	1,991
14,155	3.957%, 7/01/42 (6)	7/22 at 100.00	D	10,085,437
45	3.961%, 7/01/42 (6)	7/22 at 100.00	D	32,063
470	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20 (6)	No Opt. Call	D	334,875
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
200	3.957%, 7/01/20 (6)	No Opt. Call	N/R	141,500
1,140	3.957%, 7/01/21 (6)	11/20 at 100.00	D	812,250
6,205	3.957%, 7/01/22 (6)	11/20 at 100.00	D	4,421,062
450	3.957%, 7/01/23 (6)	11/20 at 100.00	D	320,625
35	3.957%, 7/01/25 (6)	11/20 at 100.00	D	24,938
115	3.957%, 7/01/27 (6)	11/20 at 100.00	D	81,938
2	3.957%, 7/01/32 (6)	11/20 at 100.00	D	1,328
1,230	3.957%, 7/01/32 (6)	11/20 at 100.00	D	876,375
2,310	3.957%, 7/01/37 (6)	11/20 at 100.00	D	1,645,875

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
$ 1,100	3.999%, 7/01/20 (6)	No Opt. Call	D	$783,750
2,115	5.000%, 7/01/24 (6)	11/20 at 100.00	D	1,506,937
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
975	3.978%, 7/01/23 (6)	11/20 at 100.00	D	694,688
2,000	3.978%, 7/01/24 (6)	11/20 at 100.00	D	1,425,000
2,140	3.998%, 7/01/27 (6)	11/20 at 100.00	D	1,524,750
9,664	3.978%, 7/01/28 (6)	11/20 at 100.00	D	6,885,600
7,020	3.978%, 7/01/29 (6)	11/20 at 100.00	D	5,001,750
5,184	3.978%, 7/01/31 (6)	11/20 at 100.00	D	3,693,600
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
50	3.957%, 7/01/22 (6)	11/20 at 100.00	D	35,625
2,100	3.957%, 7/01/24 (6)	11/20 at 100.00	D	1,496,250
400	3.926%, 7/01/25 (6)	11/20 at 100.00	D	283,000
50	3.957%, 7/01/25 (6)	11/20 at 100.00	D	35,625
1,995	3.978%, 7/01/27 (6)	11/20 at 100.00	D	1,421,437
490	3.957%, 7/01/28 (6)	11/20 at 100.00	D	349,125
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
695	3.926%, 7/01/25 (6)	11/20 at 100.00	D	491,713
7,595	3.978%, 7/01/40 (6)	11/20 at 100.00	D	5,411,437
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
1,145	3.978%, 7/01/21 (6)	11/20 at 100.00	D	815,813
7,620	3.978%, 7/01/22 (6)	11/20 at 100.00	D	5,429,250
10,655	3.978%, 7/01/22 (6)	11/20 at 100.00	D	7,072,256
4,320	3.978%, 7/01/23 (6)	11/20 at 100.00	D	3,072,600
350	3.957%, 7/01/24 (6)	11/20 at 100.00	D	249,375
1,260	3.978%, 7/01/24 (6)	11/20 at 100.00	D	897,750
1,000	3.978%, 7/01/25 (6)	11/20 at 100.00	D	712,500
1,090	3.957%, 7/01/28 (6)	11/20 at 100.00	D	776,625
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
730	4.123%, 7/01/33 (6)	7/23 at 100.00	D	531,075
3,415	4.102%, 7/01/36 (6)	7/23 at 100.00	D	2,480,144
745	4.123%, 7/01/43 (6)	7/23 at 100.00	D	541,988
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/20 (6)	No Opt. Call	N/R	375,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
$ 280	3.999%, 7/01/21 (6)	11/20 at 100.00	D	$200,200
2,850	3.988%, 7/01/22 (6)	11/20 at 100.00	D	2,034,187
5,597	3.988%, 7/01/23 (6)	11/20 at 100.00	D	3,994,859
20	3.978%, 7/01/25 (6)	11/20 at 100.00	D	14,250
130	3.957%, 7/01/28 (6)	11/20 at 100.00	D	92,625
1,060	5.250%, 7/01/33 (6)	11/20 at 100.00	D	755,250
3,990	3.999%, 7/01/38 (6)	11/20 at 100.00	D	2,852,850
7,530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (6)	11/20 at 100.00	D	5,355,712
4,950	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (6)	11/20 at 100.00	D	3,471,187
785	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	11/20 at 100.00	A2	800,519
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
585	0.000%, 7/01/27	No Opt. Call	N/R	497,326
570	0.000%, 7/01/29	7/28 at 98.64	N/R	449,257
1,735	0.000%, 7/01/31	7/28 at 91.88	N/R	1,268,684
827	0.000%, 7/01/33	7/28 at 86.06	N/R	554,537
7,100	0.000%, 7/01/46	7/28 at 41.38	N/R	2,013,276
5,965	0.000%, 7/01/51	7/28 at 30.01	N/R	1,226,523
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
3,000	4.329%, 7/01/40	7/28 at 100.00	N/R	3,065,010
1,380	4.329%, 7/01/40	7/28 at 100.00	N/R	1,409,905
1,650	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (6)	11/20 at 100.00	D	1,051,875
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
7,800	5.000%, 6/01/21	11/20 at 100.00	C	7,663,500
505	5.000%, 6/01/22	11/20 at 100.00	C	494,900
25	5.000%, 6/01/23	11/20 at 100.00	C	24,438
250	5.000%, 6/01/24	11/20 at 100.00	C	243,750
275	5.000%, 6/01/30	11/20 at 100.00	C	266,750
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/21	11/20 at 100.00	C	225,975
375	5.000%, 6/01/22	11/20 at 100.00	C	367,500
300,936	Total Puerto Rico			208,064,561
	Rhode Island – 0.0%
1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	N/R (5)	1,267,621

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina – 0.2%
$ 400	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement District, Series 2019, 4.000%, 11/01/30	11/29 at 100.00	N/R	$406,496
750	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	806,910
935	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	871,934
300	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25, 144A	2/25 at 100.00	BB+	312,645
375	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	387,214
1,560	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.000%, 6/15/29, 144A	12/26 at 100.00	Ba1	1,686,984
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,184,484
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,018,360
400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	456,620
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A-	659,146
125	5.000%, 12/01/28	6/26 at 100.00	A-	151,629
830	5.000%, 12/01/29	6/26 at 100.00	A-	1,002,806
320	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 3.125%, 12/01/22	No Opt. Call	N/R	321,760
8,705	Total South Carolina			9,266,988
	Tennessee – 1.3%
500	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	422,785
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,180	0.000%, 12/01/20, 144A	No Opt. Call	N/R	1,171,516
2,350	0.000%, 12/01/21, 144A	No Opt. Call	N/R	2,230,620
2,535	0.000%, 12/01/22, 144A	No Opt. Call	N/R	2,294,505
3,670	0.000%, 12/01/23, 144A	No Opt. Call	N/R	3,162,476
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,559,776
3,135	0.000%, 12/01/25, 144A	No Opt. Call	N/R	2,432,979
3,245	0.000%, 12/01/26, 144A	No Opt. Call	N/R	2,391,954
3,310	0.000%, 12/01/31, 144A	No Opt. Call	N/R	1,814,674
1,850	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	1,803,916
1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,528,980

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
$ 700	5.000%, 10/01/24	No Opt. Call	Baa3	$792,820
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa3	1,276,455
620	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23 (6)	No Opt. Call	D	372,000
1,190	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017, 5.000%, 4/01/36	4/27 at 100.00	BBB	1,375,390
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
17,710	5.250%, 5/01/25, 144A (6)	11/24 at 100.00	N/R	14,168,000
3,685	6.000%, 5/01/34, 144A (6)	11/24 at 100.00	N/R	2,948,000
930	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	834,489
1,860	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%, 6/15/27, 144A (6)	No Opt. Call	N/R	1,116,000
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
4,000	6.500%, 6/01/27, 144A (6)	No Opt. Call	N/R	2,600,000
12,635	7.125%, 6/01/32, 144A (6)	6/27 at 100.00	N/R	8,212,750
850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	886,448
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
40	5.000%, 2/01/24	No Opt. Call	Baa2	45,687
190	5.000%, 2/01/25	No Opt. Call	Baa2	223,906
70,725	Total Tennessee			55,666,126
	Texas – 4.7%
935	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 5.750%, 9/01/29, 144A	No Opt. Call	N/R	1,021,656
535	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.000%, 9/01/29, 144A	No Opt. Call	N/R	594,631
420	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	450,643
1,000	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018, 4.625%, 9/01/28, 144A	No Opt. Call	N/R	1,121,170
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
530	4.000%, 6/15/26	6/21 at 100.00	BB	533,122
210	5.000%, 6/15/36	6/21 at 100.00	BB	211,661
730	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A, 4.550%, 8/15/28	8/27 at 100.00	N/R	769,697

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 700	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	$704,753
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
475	5.000%, 9/01/23, 144A	No Opt. Call	N/R	499,762
530	5.500%, 9/01/28, 144A	9/23 at 103.00	N/R	585,645
1,030	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,143,516
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
400	5.000%, 1/01/22	No Opt. Call	BBB-	410,980
165	5.000%, 1/01/30	1/27 at 100.00	BBB-	168,582
1,800	5.000%, 1/01/31	1/27 at 100.00	BBB-	1,839,672
1,700	5.000%, 1/01/32	1/27 at 100.00	BBB-	1,737,247
985	5.000%, 1/01/33	1/27 at 100.00	BBB-	1,006,640
580	5.000%, 1/01/34	1/27 at 100.00	BBB-	592,696
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
1,445	5.000%, 1/01/24	No Opt. Call	BB-	1,410,652
540	5.000%, 1/01/25	No Opt. Call	BB-	525,015
1,680	5.000%, 1/01/27	No Opt. Call	BB-	1,628,558
990	5.000%, 1/01/28	1/27 at 100.00	BB-	959,171
1,445	5.000%, 1/01/29	1/27 at 100.00	BB-	1,399,699
880	5.000%, 1/01/30	1/27 at 100.00	BB-	851,770
1,985	5.000%, 1/01/32	1/27 at 100.00	BB-	1,921,599
1,525	5.000%, 1/01/34	1/27 at 100.00	BB-	1,474,431
460	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019, 4.000%, 11/01/29, 144A	No Opt. Call	N/R	493,253
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
545	4.125%, 9/01/23, 144A	No Opt. Call	N/R	564,489
1,090	4.625%, 9/01/28, 144A	No Opt. Call	N/R	1,223,285
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
690	4.375%, 9/01/23, 144A	No Opt. Call	N/R	717,938
1,395	5.000%, 9/01/28, 144A	No Opt. Call	N/R	1,590,732
245	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	258,553
2,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,165,394

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 650	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	$664,586
275	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	305,808
305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	334,997
205	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018, 4.750%, 9/01/28, 144A	No Opt. Call	N/R	227,942
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
176	4.625%, 9/01/23	No Opt. Call	N/R	183,434
375	5.000%, 9/01/28	No Opt. Call	N/R	424,238
825	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	847,250
1,225	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,273,731
520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	544,227
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
285	4.375%, 9/01/26, 144A	9/22 at 103.00	N/R	303,736
100	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	106,312
780	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018, 5.000%, 9/01/28	No Opt. Call	N/R	871,463
700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	A-	838,747
725	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	803,402
260	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	272,519
756	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 5.370%, 6/01/22 (6)	No Opt. Call	B3	748,648
490	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23 (ETM)	No Opt. Call	BBB- (5)	532,552
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
255	5.000%, 9/01/21	No Opt. Call	BBB-	263,091
230	5.000%, 9/01/22	No Opt. Call	BBB-	245,219
325	5.000%, 9/01/23	No Opt. Call	BBB-	357,269
305	5.000%, 9/01/24	No Opt. Call	BBB-	344,681
1,785	5.250%, 9/01/29	9/24 at 100.00	BBB-	1,989,757

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019:
$ 270	3.125%, 8/15/24, 144A	No Opt. Call	N/R	$274,919
510	3.500%, 8/15/29, 144A	8/27 at 100.00	N/R	538,076
110	4.000%, 8/15/39, 144A	8/27 at 100.00	N/R	115,766
975	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	3/21 at 102.00	N/R	991,175
6,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	B3	6,142,746
785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	11/20 at 100.00	B3	785,447
	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
280	4.000%, 9/01/23	No Opt. Call	BBB-	303,691
295	4.000%, 9/01/24	No Opt. Call	BBB-	326,010
310	4.000%, 9/01/25	No Opt. Call	BBB-	347,808
335	4.000%, 9/01/27	No Opt. Call	BBB-	383,773
560	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017, 4.500%, 9/01/27	No Opt. Call	N/R	616,263
925	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017, 4.125%, 9/01/27	No Opt. Call	N/R	989,704
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A:
915	5.000%, 6/01/23	No Opt. Call	Baa2	959,798
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,461,250
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
2,565	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,183,517
3,750	0.000%, 11/15/36	11/24 at 49.42	BB	1,627,875
	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019:
230	3.250%, 9/01/24, 144A	No Opt. Call	N/R	235,216
435	3.625%, 9/01/29, 144A	No Opt. Call	N/R	461,374
150	4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	159,366
2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	2,048,540
4,580	Hemphill County Hospital District, Texas, General Obligation Bonds, Series 2019, 5.250%, 2/01/32	2/29 at 100.00	N/R	5,154,698
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)	7/21 at 100.00	B	1,273,563
10,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	10,296,320

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,600	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	$3,744,756
1,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/25	No Opt. Call	A-	1,180,330
925	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District Improvement Area 1 Project, Series 2019, 4.125%, 9/01/29, 144A	No Opt. Call	N/R	1,006,742
425	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.250%, 9/01/29, 144A	No Opt. Call	N/R	455,974
	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019:
255	3.500%, 9/15/24, 144A	No Opt. Call	N/R	262,790
375	3.750%, 9/15/29, 144A	No Opt. Call	N/R	403,433
305	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 4.375%, 9/15/29, 144A	No Opt. Call	N/R	329,427
1,250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.125%, 9/01/28, 144A	9/26 at 100.00	N/R	1,261,763
520	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 5.250%, 9/01/27, 144A	No Opt. Call	N/R	574,085
425	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 4.500%, 9/01/27, 144A	No Opt. Call	N/R	455,273
370	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020, 4.125%, 9/15/30, 144A	No Opt. Call	N/R	400,444
345	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	366,497
355	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 4.500%, 9/01/29, 144A	No Opt. Call	N/R	377,074
50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa2	52,772
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019:
270	3.500%, 9/15/24, 144A	No Opt. Call	N/R	278,411
420	3.750%, 9/15/29, 144A	No Opt. Call	N/R	454,163
255	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc, Series 2014, 5.000%, 2/15/24	No Opt. Call	BB-	249,048
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
290	4.375%, 9/01/23, 144A	No Opt. Call	N/R	301,704
290	4.750%, 9/01/28, 144A	No Opt. Call	N/R	326,224
325	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	362,739

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
$ 290	5.000%, 9/15/24, 144A	No Opt. Call	N/R	$300,936
600	5.250%, 9/15/29, 144A	No Opt. Call	N/R	647,940
1,830	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	1,938,007
6,250	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	5,889,375
5,865	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26, 144A (AMT) (6), (9)	No Opt. Call	N/R	411,195
635	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A, 5.125%, 8/15/29, 144A	8/24 at 100.00	N/R	680,568
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A:
505	3.375%, 8/15/29, 144A	8/24 at 100.00	N/R	502,495
80	5.000%, 8/15/39, 144A	8/24 at 100.00	N/R	83,012
1,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A, 4.000%, 8/01/28, 144A	8/21 at 100.00	BB+	1,271,983
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
260	3.625%, 8/15/22, 144A	8/21 at 100.00	BB	261,089
610	4.250%, 8/15/27, 144A	8/21 at 100.00	BB	613,709
1,575	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Southwest Preparatory School, Series 2020A, 3.000%, 8/15/30, 144A	8/25 at 103.00	BB+	1,549,800
1,480	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,516,985
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A:
540	5.000%, 4/01/21	No Opt. Call	B-	540,994
655	5.000%, 4/01/23	No Opt. Call	B-	633,208
690	5.000%, 4/01/24	No Opt. Call	B-	663,614
300	5.000%, 4/01/25	4/24 at 100.00	B-	286,833
3,280	5.000%, 4/01/29	4/24 at 100.00	B-	3,119,477
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
355	5.000%, 4/01/36	4/26 at 100.00	B	332,497
2,275	5.000%, 4/01/48	4/26 at 100.00	B	2,043,564

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A:
$ 450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	A2	$489,384
2,250	5.000%, 4/01/29	4/24 at 100.00	BB+	2,273,692
725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/29 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	826,036
430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville III, LLC - Tarleton State University Project, Series 2015A, 5.000%, 4/01/24 (ETM)	No Opt. Call	N/R (5)	497,162
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	316,267
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,402,640
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,250	3.000%, 7/01/22	No Opt. Call	CCC	1,037,500
480	5.000%, 7/01/24	No Opt. Call	CCC	398,400
13,500	5.000%, 7/01/30	7/25 at 100.00	CCC	11,205,000
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B:
2,140	4.375%, 7/01/21	No Opt. Call	CCC	2,033,000
1,350	4.625%, 7/01/22	No Opt. Call	CCC	1,247,103
1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A, 5.000%, 6/15/32	6/22 at 100.00	N/R	1,024,200
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2018:
235	4.250%, 6/15/28	6/22 at 100.00	N/R	238,697
500	5.000%, 6/15/33	6/22 at 100.00	N/R	511,770
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019:
200	4.875%, 9/01/25, 144A	No Opt. Call	N/R	205,998
265	5.250%, 9/01/30, 144A	No Opt. Call	N/R	280,609
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
380	4.500%, 9/01/25, 144A	No Opt. Call	N/R	390,283
470	4.875%, 9/01/30, 144A	No Opt. Call	N/R	495,107

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Improvement District 1 Improvement Area 3 Project, Series 2019:
$ 150	3.125%, 9/01/24, 144A	No Opt. Call	N/R	$153,890
210	3.500%, 9/01/29, 144A	No Opt. Call	N/R	227,279
570	4.000%, 9/01/39, 144A	9/29 at 100.00	N/R	620,428
160	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	170,819
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019:
280	3.750%, 9/01/24, 144A	No Opt. Call	N/R	287,574
540	4.000%, 9/01/29, 144A	No Opt. Call	N/R	570,391
585	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	623,832
1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba1	2,096,257
500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012, 0.000%, 12/15/22 (6)	12/21 at 100.00	N/R	331,250
145	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 4.900%, 9/15/24	3/24 at 102.00	N/R	147,759
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Parkside Village Public improvement District Project, Series 2019:
360	3.250%, 9/15/24, 144A	No Opt. Call	N/R	366,221
530	3.625%, 9/15/29, 144A	No Opt. Call	N/R	558,673
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Phase 1B Project, Series 2019:
215	3.500%, 9/15/24, 144A	No Opt. Call	N/R	220,618
315	3.875%, 9/15/29, 144A	9/27 at 100.00	N/R	339,167
555	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 4.250%, 9/15/28, 144A	9/27 at 100.00	N/R	596,547
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
375	3.750%, 9/15/24, 144A	No Opt. Call	N/R	387,128
555	4.125%, 9/15/29, 144A	9/27 at 100.00	N/R	606,332
205	4.625%, 9/15/39, 144A	9/27 at 100.00	N/R	221,613
820	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 4.750%, 9/15/28, 144A	9/27 at 100.00	N/R	898,007
	Royse CIty, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Creekshaw Public Improvement District Area 1 Project, Series 2020:
155	3.125%, 9/15/25, 144A	No Opt. Call	N/R	156,287
225	3.625%, 9/15/30, 144A	No Opt. Call	N/R	229,952

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
$ 770	5.500%, 8/01/22	No Opt. Call	BBB+	$839,185
450	5.500%, 8/01/27	No Opt. Call	BBB+	572,265
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
820	4.500%, 9/01/24, 144A	No Opt. Call	N/R	870,635
1,270	5.000%, 9/01/29, 144A	9/28 at 100.00	N/R	1,461,389
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 0.000%, 11/15/22 (6)	11/20 at 100.00	N/R	650,000
1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 0.000%, 11/15/25 (6)	No Opt. Call	N/R	1,199,250
4,665	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015B-1, 0.000%, 11/15/21 (6)	11/20 at 100.00	N/R	3,032,250
3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,485,101
7,135	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	11/20 at 100.00	N/R	7,141,850
1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2015A, 5.000%, 11/15/22	No Opt. Call	B+	1,152,644
415	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.868%, 12/15/26 (3-Month LIBOR * 67% reference rate + 0.700% spread) (7)	9/20 at 100.00	A-	412,045
12,315	Texas State Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, East Texas Pines Apartments, Custodial Receipts CR-021-2006, 5.800%, 10/01/46 (Mandatory Put 4/01/24), 144A (AMT)	4/24 at 100.00	N/R	13,084,318
660	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.125%, 9/01/28	No Opt. Call	N/R	731,834
	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A:
250	6.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	253,608
235	6.000%, 1/01/22	1/21 at 100.00	N/R	237,218
	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2015:
183	4.000%, 12/01/21	No Opt. Call	N/R	187,258
549	4.000%, 12/01/27	12/24 at 100.00	N/R	589,857
655	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 4.500%, 9/01/27	No Opt. Call	N/R	714,710

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
$ 2,050	5.500%, 9/01/25	No Opt. Call	N/R	$2,079,438
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,856,946
2,025	6.250%, 9/01/40	9/25 at 100.00	N/R	2,045,290
202,829	Total Texas			194,148,009
	Utah – 0.3%
2,100	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (6)	12/27 at 100.00	N/R	1,690,500
500	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 6.500%, 10/15/33	11/20 at 100.00	BB+	501,555
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,100	3.500%, 6/15/24, 144A	No Opt. Call	N/R	1,107,953
1,660	5.000%, 6/15/29, 144A	6/27 at 102.00	N/R	1,819,194
2,115	5.000%, 6/15/34, 144A	6/27 at 102.00	N/R	2,262,606
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A:
750	3.125%, 6/15/29, 144A	No Opt. Call	N/R	729,585
475	5.000%, 6/15/39, 144A	12/29 at 100.00	N/R	500,759
2,235	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A	No Opt. Call	BB	2,306,855
815	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/36, 144A	2/26 at 100.00	BB	849,197
	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A:
485	3.625%, 6/15/29, 144A	6/27 at 100.00	N/R	483,012
1,350	5.000%, 6/15/39, 144A	6/27 at 100.00	N/R	1,398,074
13,585	Total Utah			13,649,290
	Vermont – 0.2%
2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa2	2,274,337
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
695	5.000%, 10/15/26	No Opt. Call	BBB	784,544
875	5.000%, 10/15/28	10/26 at 100.00	BBB	969,054
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,090,470
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,082,600

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont (continued)
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael's College Project, Series 2012:
$ 170	5.000%, 10/01/24	10/22 at 100.00	BBB	$177,334
555	5.000%, 10/01/25	10/22 at 100.00	BBB	578,143
805	5.000%, 10/01/27	10/22 at 100.00	BBB	834,986
7,290	Total Vermont			7,791,468
	Virgin Islands – 1.0%
475	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	436,919
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
660	5.000%, 10/01/24	No Opt. Call	N/R	635,943
450	5.000%, 10/01/30	10/24 at 100.00	N/R	415,850
1,770	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	1,705,483
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
5,060	5.000%, 10/01/25	11/20 at 100.00	Caa2	5,041,177
2,710	5.000%, 10/01/29	11/20 at 100.00	Caa2	2,686,396
1,870	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	1,872,337
1,041	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	11/20 at 100.00	Caa2	1,037,127
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
355	5.000%, 10/01/27	10/22 at 100.00	Caa2	352,792
4,680	5.000%, 10/01/32	10/22 at 100.00	Caa2	4,592,437
485	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	11/20 at 100.00	Caa3	463,825
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
6,680	5.000%, 10/01/25	11/20 at 100.00	Caa3	6,585,678
275	5.250%, 10/01/29	11/20 at 100.00	Caa3	270,364
6,375	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	11/20 at 100.00	Caa3	6,316,669
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
1,855	6.625%, 10/01/29	11/20 at 100.00	Caa3	1,855,761
1,780	6.750%, 10/01/37	11/20 at 100.00	Caa3	1,780,908
895	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/21	No Opt. Call	Caa2	882,640
3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	11/20 at 100.00	Caa2	3,616,426

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	11/20 at 100.00	Caa3	$ 902,920
42,026	Total Virgin Islands			41,451,652
	Virginia – 0.4%
	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	944,590
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	1,817,800
2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29 (6)	11/24 at 100.00	N/R	1,951,295
800	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25, 144A	No Opt. Call	N/R	815,112
	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	A3	1,134,040
2,000	5.000%, 6/15/27	6/24 at 100.00	A3	2,253,240
1,560	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A	No Opt. Call	N/R	1,562,153
405	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014, 4.000%, 1/01/24	No Opt. Call	N/R	412,521
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23, 144A	No Opt. Call	Ba2	1,530,527
1,550	5.000%, 7/01/24, 144A	No Opt. Call	Ba2	1,614,852
1,635	5.000%, 7/01/25, 144A	No Opt. Call	Ba2	1,710,717
1,595	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds,Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.500%, 4/01/28, 144A	No Opt. Call	N/R	1,743,686
100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (AMT)	6/27 at 100.00	Baa3	112,652
345	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B	351,441
18,200	Total Virginia			17,954,626
	Washington – 1.2%
1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,186,398
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (AMT)	11/20 at 100.00	N/R	1,762,851
1,500	5.600%, 6/01/37 (AMT)	11/20 at 100.00	N/R	1,501,395

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
$ 1,110	5.000%, 12/01/23 (AMT)	No Opt. Call	BBB+	$1,230,102
1,165	5.000%, 12/01/24 (AMT)	6/24 at 100.00	BBB+	1,306,478
1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	BB	1,027,490
805	Seattle Housing Authority, Washington, Revenue Bonds, Newholly Phase I Project, Series 2016A, 3.550%, 10/01/46	10/26 at 100.00	AA	860,851
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,975	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,586,434
2,145	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,447,767
235	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	10/20 at 100.00	N/R	235,186
270	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/21 at 100.00	BBB	273,002
12,910	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	9,682,500
1,130	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	847,500
6,085	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	4,563,750
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2015-XF1017, 3.717%, 1/01/35, 144A (IF) (4)	7/24 at 100.00	BBB+	4,750,150
1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,041,720
640	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26, 144A	7/24 at 102.00	N/R	652,506
1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25, 144A	No Opt. Call	N/R	1,460,740
100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22, 144A	No Opt. Call	N/R	101,983
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A:
70	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	73,517
70	5.000%, 1/01/23, 144A	No Opt. Call	N/R	71,175
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,072,300
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
2,910	5.000%, 7/01/31, 144A	7/26 at 100.00	N/R	3,042,725
2,000	5.000%, 7/01/36, 144A	7/26 at 100.00	N/R	2,053,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A:
$ 1,575	6.000%, 1/01/24, 144A	No Opt. Call	N/R	$1,644,678
1,500	7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,605,855
52,445	Total Washington			49,082,113
	West Virginia – 0.2%
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,441,250
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,462,695
1,295	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba3	1,329,913
1,260	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	N/R	1,297,825
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A:
1,000	5.000%, 1/01/33	1/29 at 100.00	BBB+	1,221,890
1,180	5.000%, 1/01/34	1/29 at 100.00	BBB+	1,433,700
1,000	5.000%, 1/01/36	1/29 at 100.00	BBB+	1,203,250
9,735	Total West Virginia			10,390,523
	Wisconsin – 5.6%
300	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	304,767
3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	3,083,272
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
300	5.000%, 11/15/31	11/26 at 100.00	A	368,199
190	5.000%, 11/15/33	11/26 at 100.00	A	231,686
205	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26, 144A	No Opt. Call	N/R	212,005
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,000	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	1,011,660
390	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	403,654
940	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	955,416
770	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26, 144A	No Opt. Call	N/R	779,517
1,455	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BB+	1,526,484

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A:
$ 650	5.000%, 1/01/31, 144A (WI/DD, Settling 10/06/20)	1/28 at 100.00	N/R	$691,295
355	5.000%, 1/01/42, 144A (WI/DD, Settling 10/06/20)	1/28 at 100.00	N/R	363,414
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
6,975	4.100%, 6/15/26, 144A	No Opt. Call	N/R	6,960,631
3,010	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	3,036,518
3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27, 144A	6/24 at 100.00	N/R	3,614,863
1,800	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25, 144A	No Opt. Call	BB+	1,842,822
385	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25, 144A	No Opt. Call	N/R	389,932
1,745	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%, 6/15/29, 144A	6/27 at 100.00	N/R	1,748,909
205	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (5)	215,424
130	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A, 4.125%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	136,102
	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
2,430	6.000%, 3/01/22, 144A	No Opt. Call	N/R	2,508,926
3,280	6.750%, 3/01/27, 144A	No Opt. Call	N/R	3,712,402
240	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A	No Opt. Call	BB+	256,860
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
355	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	362,246
440	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	454,502
250	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 4.750%, 6/01/29, 144A	6/27 at 102.00	N/R	264,730
440	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A	No Opt. Call	N/R	448,404
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
620	5.250%, 2/01/25	No Opt. Call	N/R	640,789
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,429,514
1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	1,157,631
1,250	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/25, 144A	No Opt. Call	BB	1,309,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
$ 43,035	6.250%, 8/01/27, 144A	No Opt. Call	N/R	$37,066,045
355	6.750%, 8/01/31, 144A	No Opt. Call	N/R	289,989
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
23,700	5.000%, 12/01/27, 144A	No Opt. Call	N/R	20,879,463
12,615	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	10,916,012
1,690	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	1,023,227
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	1,942,386
4,230	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A, 5.000%, 12/01/27	No Opt. Call	BBB-	4,641,494
15,330	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.625%, 7/01/28, 144A	No Opt. Call	N/R	17,213,290
1,975	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB	2,075,962
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 5.000%, 4/01/30, 144A	No Opt. Call	BB	659,148
4,345	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A, 4.250%, 6/01/27	6/23 at 104.00	N/R	4,240,416
4,460	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2017B, 4.125%, 6/01/24	6/23 at 104.00	N/R	4,416,247
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,910	5.000%, 5/15/26, 144A	5/25 at 102.00	BB	2,048,895
1,215	5.000%, 5/15/31, 144A	5/25 at 102.00	BB	1,295,008
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
25,435	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	22,018,825
8,455	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	7,047,834
2,795	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	2,272,363
	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB-	145,058
540	5.000%, 7/01/23	No Opt. Call	BBB-	567,470
17,930	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 14.000%, 6/01/29, 144A	7/22 at 100.00	N/R	17,815,069
500	Waunakee Community School District, Dane County, Wisconsin, General Obligation Bonds, Refunding Series 2016, 2.000%, 4/01/21	No Opt. Call	Aa2	504,620

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
$ 1,210	3.500%, 8/01/22	No Opt. Call	N/R	$1,188,075
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	3,838,882
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	3,944,416
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019:
1,000	4.250%, 8/01/34	8/26 at 103.00	N/R	866,810
2,300	4.500%, 8/01/39	8/26 at 103.00	N/R	1,950,607
1,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,277,158
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485	5.000%, 5/01/24	No Opt. Call	BBB+	1,696,761
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	397,698
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	905,776
1,330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	1,606,933
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	662,467
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,286,450
1,000	5.125%, 5/01/29	5/24 at 100.00	N/R	1,013,940
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
385	5.000%, 7/01/25	7/24 at 100.00	A	442,735
670	5.000%, 7/01/26	7/24 at 100.00	A	767,331
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B:
100	4.000%, 9/15/22	No Opt. Call	BBB-	102,879
100	4.000%, 9/15/23	9/22 at 100.00	BBB-	102,763
100	4.000%, 9/15/24	9/22 at 100.00	BBB-	102,609
100	4.000%, 9/15/25	9/22 at 100.00	BBB-	102,456
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A	207,780
200	5.000%, 8/15/22	No Opt. Call	A	216,452

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Vernon Memorial Healthcare Inc, Series 2014:
$ 945	5.000%, 3/01/24	No Opt. Call	BB	$1,038,725
525	5.000%, 3/01/25	3/24 at 100.00	BB	575,348
820	5.000%, 3/01/26	3/24 at 100.00	BB	895,866
1,095	5.000%, 3/01/27	3/24 at 100.00	BB	1,191,776
1,130	5.000%, 3/01/28	3/24 at 100.00	BB	1,225,429
4,020	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,205,242
2,500	Wisconsin Housing and Economic Development Authority, Multifamily Housing Bonds, Meadow Village Project Series 2020A, 5.000%, 7/01/37, 144A	7/28 at 102.00	N/R	2,666,700
245,635	Total Wisconsin			233,981,209
	Wyoming – 0.1%
	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BB+	1,359,187
1,045	5.000%, 9/01/24	9/23 at 100.00	BB+	1,150,148
1,360	5.000%, 9/01/25	9/23 at 100.00	BB+	1,498,013
1,310	5.000%, 9/01/30	9/23 at 100.00	BB+	1,419,817
1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC - University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Baa3	1,119,470
6,045	Total Wyoming			6,546,635
$ 4,339,637	Total Municipal Bonds (cost $4,103,141,256)			4,099,558,708

Shares	Description (1)	Value
	COMMON STOCKS – 2.7%
	Electric Utilities – 2.7%
4,940,062	Energy Harbor Corp (10), (11), (12)	$ 113,621,426
	Total Common Stocks (cost $107,569,027)	113,621,426

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.8%
	Commercial Services & Supplies – 0.0%
$ 1,164	EWM P1 LLC (cash 13.750%, PIK 1.250%) (6), (9)	15.000%	9/01/28	N/R	$11
878	EWM P1 LLC (6), (9)	15.000%	9/01/28	N/R	9
205	EWM P1 LLC	15.000%	9/01/28	N/R	205,072
2,247	Total Commercial Services & Supplies				205,092
	Electric Utilities – 0.2%
1,865	FirstEnergy Corp	6.050%	8/15/21	N/R	2,331
1,165	FirstEnergy Corp	6.800%	8/15/39	N/R	1,456
2,875	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	1,879,546
1,000	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	760,000
3,240	Talen Energy Supply LLC	7.250%	5/15/27	BB-	3,229,049
700	Talen Energy Supply LLC	6.625%	1/15/28	BB-	678,125
10,845	Total Electric Utilities				6,550,507
	Metals & Mining – 0.6%
2,500	United States Steel Corp (13)	6.875%	8/15/25	Caa2	1,831,563
31,000	United States Steel Corp (13)	6.250%	3/15/26	Caa2	21,002,500
33,500	Total Metals & Mining				22,834,063
	Real Estate Management & Development – 0.0%
2,300	Zilkha Biomass Selma LLC (6), (9)	5.000%	8/01/28	N/R	1,564,644
25,045	Zilkha Biomass Selma LLC (6), (9)	10.000%	8/01/38	N/R	250
27,345	Total Real Estate Management & Development				1,564,894
$ 73,937	Total Corporate Bonds (cost $65,398,470)				31,154,556
	Total Long-Term Investments (cost $4,276,108,753)				4,244,334,690

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
1,096,069	State Street Navigator Securities Lending Government Money Market Portfolio, (14)	0.090% (15)	$ 1,096,069
	Total Investments Purchased with Collateral from Securities Lending(cost $1,096,069)		1,096,069

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 1.1%
MUNICIPAL BONDS – 1.1%
Florida – 0.9%
$ 43,760	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (16)	12/20 at 104.00	N/R	$ 38,330,259

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 0.0%
$ 950	Cedar Rapids, Iowa, Hospital Revenue Bonds, Mercy Medical Center Project, Variable Rate Demand Obligations, Series 2003 ARCs, 0.245%, 8/15/32 – AMBAC Insured (Mandatory Put 11/27/20) (16)	No Opt. Call	A-	$ 907,250
	Virgin Islands – 0.2%
5,555	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Variable Rate Demand Obligations, BANS Series 2018B, 7.000%, 8/31/20, 144A (16)	No Opt. Call	N/R	5,555,000
$ 50,265	Total Short-Term Investments (cost $49,905,688)			44,792,509
	Total Investments (cost $4,327,110,510) – 103.3%			4,290,223,268
	Floating Rate Obligations – (3.0)%			(126,145,000)
	Other Assets Less Liabilities – (0.3)% (17)			(12,523,985)
	Net Assets – 100%			$ 4,151,554,283

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(2,455)	12/20	$(308,973,755)	$(309,406,719)	$ (432,964)	$249,337
U.S. Treasury 10-Year Note	Short	(1,039)	12/20	(144,337,775)	(144,972,969)	(635,193)	259,750
Total				$(453,311,530)	$(454,379,688)	$(1,068,157)	$509,087

Total receivable for variation margin on futures contracts	$509,087
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (18)	Current Credit Spread (19)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(9)	City of Chicago	Sell	2.40%	$10,000,000	1.000%	Quarterly	6/21/21	$(97,922)	$(169,051)	$71,129
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,064,598.
(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(15)	The rate shown is the one-day yield as of the end of the reporting period.
(16)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(18)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(19)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Strategic Municipal Opportunities Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 107.1%
	MUNICIPAL BONDS – 106.1%
	Alabama – 2.2%
$ 6,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	Aa1	$7,339,920
2,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2017A, 5.000%, 6/01/37	9/27 at 100.00	Aa1	2,486,980
	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A:
1,500	4.000%, 7/01/38	7/28 at 100.00	A-	1,529,745
1,500	4.000%, 7/01/43	7/28 at 100.00	A-	1,510,455
1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	1,132,611
1,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	904,130
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 0.000%, 10/01/50 (4)	10/23 at 105.00	BB	986,850
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.500%, 10/01/53	10/23 at 105.00	BB	1,177,050
250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	257,945
2,760	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	3,039,809
1,995	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	2,209,941
20,115	Total Alabama			22,575,436
	Alaska – 0.7%
1,665	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019, 4.000%, 4/01/34	4/29 at 100.00	A	1,918,313
	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding One Series 2020:
2,500	5.000%, 12/01/29	No Opt. Call	A+	3,244,575
1,580	5.000%, 12/01/30	No Opt. Call	A+	2,083,341
5,745	Total Alaska			7,246,229
	Arizona – 1.8%
2,805	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,192,483
1,000	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	985,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
$ 970	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	$1,045,602
1,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	1,068,320
210	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A	7/29 at 100.00	BB	217,972
40	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A, 5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	41,029
100	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/50, 144A	7/28 at 100.00	BB+	94,453
510	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	537,810
400	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	434,080
725	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	882,245
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/32 (AMT)	7/27 at 100.00	A+	2,384,000
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
2,515	5.000%, 7/01/33	7/29 at 100.00	BBB+	2,877,437
2,000	4.000%, 7/01/45	7/29 at 100.00	BBB+	2,043,840
2,500	5.000%, 7/01/45	7/29 at 100.00	BBB+	2,747,950
100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	96,585
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	101,649
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 5.125%, 7/01/39	7/25 at 100.00	N/R	25,265
17,000	Total Arizona			18,776,440
	Arkansas – 0.7%
2,500	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	2,530,525
2,430	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	Caa1	2,440,206
1,500	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-1, 5.000%, 9/01/39	9/30 at 100.00	BBB+	1,805,490
6,430	Total Arkansas			6,776,221

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 15.3%
	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Election 2014 Series 2019C:
$ 1,000	3.000%, 8/01/35	8/27 at 100.00	AA	$1,080,280
1,500	3.000%, 8/01/36	8/27 at 100.00	AA	1,614,630
1,500	3.000%, 8/01/37	8/27 at 100.00	AA	1,609,905
1,000	3.000%, 8/01/38	8/27 at 100.00	AA	1,070,400
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,032,660
5,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	5,595,050
725	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	N/R	815,147
1,000	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	1,109,900
160	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	BBB-	185,646
2,270	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	404,287
1,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA-	1,191,370
	California Health Facilities Financing Authority, Revenue Bonds, PIH Health, Series 2020A:
8,415	3.000%, 6/01/47 (WI/DD, Settling 10/08/20)	6/30 at 100.00	A	8,568,826
7,335	4.000%, 6/01/50 (WI/DD, Settling 10/08/20)	6/30 at 100.00	A	8,274,980
3,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	4,033,410
1,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	A2	1,125,550
100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	97,676
90	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	94,437
4,020	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	3,975,780
840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	978,575
400	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	407,148
300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	322,536
500	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	522,660

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 9,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	$12,713,310
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
1,925	3.000%, 10/01/35	10/29 at 100.00	AA-	2,124,930
2,000	3.000%, 10/01/36	10/29 at 100.00	AA-	2,194,160
	California State, General Obligation Bonds, Various Purpose Series 2020:
1,375	3.000%, 11/01/41	11/30 at 100.00	AA-	1,485,289
400	4.000%, 3/01/46	3/30 at 100.00	AA-	466,456
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	1,082,480
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
125	5.000%, 9/02/40	9/30 at 100.00	N/R	143,081
195	5.000%, 9/02/50	9/30 at 100.00	N/R	219,683
263	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)	11/20 at 100.00	N/R	242,333
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
6,415	3.000%, 6/01/36	6/28 at 100.00	AA	6,965,664
4,000	3.000%, 6/01/37	6/28 at 100.00	AA	4,328,600
1,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	11/20 at 100.00	N/R	1,002,090
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Taxable Refunding Series 2019A, 4.094%, 1/15/49	1/30 at 100.00	Baa2	5,312,800
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
1,915	0.000%, 8/01/37	2/30 at 81.00	AA-	1,229,832
2,100	0.000%, 8/01/38	2/30 at 78.49	AA-	1,300,488
2,255	0.000%, 8/01/39	2/30 at 76.00	AA-	1,345,852
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
1,000	5.000%, 6/01/33	6/28 at 100.00	BBB	1,220,100
1,500	5.000%, 6/01/35	6/28 at 100.00	BB+	1,808,535
1,000	5.250%, 6/01/47	6/22 at 100.00	N/R	1,032,920
12,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	10/20 at 21.26	CCC-	2,651,875
1,360	Irvine Ranch Water District, California, General Obligation Bonds, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	1,676,322
1,500	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	A2	1,559,670
2,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	2,114,440

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
$ 1,685	3.000%, 8/01/42	8/29 at 100.00	AA-	$1,798,316
3,500	3.000%, 8/01/48	8/29 at 100.00	AA-	3,695,930
1,600	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	AA-	2,017,936
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47 (UB) (6)	1/27 at 100.00	AA	3,617,250
1,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA-	1,906,260
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Build America Taxable Bonds, Series 2009KRY, 5.755%, 7/01/29	No Opt. Call	A+	6,458,800
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
2,000	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	Aa3	2,526,000
2,500	5.250%, 7/01/42	1/28 at 100.00	Aa3	3,118,850
5,000	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	A1	5,256,950
1,000	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,118,330
1,040	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C, 5.000%, 7/01/37 (AMT)	7/28 at 100.00	A	1,243,154
875	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,122,870
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
1,000	5.000%, 5/01/45 (AMT)	5/29 at 100.00	A	1,191,150
1,000	5.000%, 5/01/50 (AMT)	5/29 at 100.00	A	1,183,850
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Local Water Series 2020C:
2,460	4.000%, 11/01/45	11/30 at 100.00	AA-	2,928,876
3,230	4.000%, 11/01/50	11/30 at 100.00	AA-	3,807,039
2,665	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, WSIP Green Series 2020A, 4.000%, 11/01/50	11/30 at 100.00	AA-	3,141,102
3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	1,232,790
1,000	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Baa2	851,230
3,635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Subordinate Green Series 2020B, 2.400%, 10/01/49	4/30 at 100.00	BBB+	3,641,289

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Visalia Unified School District, Tulare County, California, General Obligation Bonds, Election 2018, Series 2020:
$ 1,625	3.000%, 8/01/41	8/28 at 100.00	AA-	$1,738,393
2,945	3.000%, 8/01/42	8/28 at 100.00	AA-	3,142,168
154,013	Total California			155,070,296
	Colorado – 9.4%
	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
1,000	4.375%, 12/01/28	12/23 at 103.00	N/R	1,050,930
1,000	5.125%, 12/01/48	12/23 at 103.00	N/R	1,042,860
2,000	Aurora, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	2,423,200
1,000	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/48	9/24 at 103.00	N/R	1,018,140
750	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	648,480
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,035,170
2,765	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017, 5.000%, 12/01/47	12/20 at 103.00	N/R	2,869,738
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	11/20 at 100.00	N/R	500,010
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
2,900	5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	3,043,927
1,500	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,549,455
5,000	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,120,950
1,700	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,754,570
400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	N/R	405,700
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	2,209,700
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	BBB+	2,394,020
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	500,620
250	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	264,420
2,315	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	AA-	2,840,366
500	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	12/24 at 103.00	N/R	474,550

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,500	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	$1,591,410
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/34 (AMT)	12/28 at 100.00	A	1,214,110
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,250	5.000%, 12/01/29	12/26 at 100.00	BBB-	1,353,250
2,000	5.000%, 12/01/30	12/26 at 100.00	BBB-	2,158,900
275	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Series 2019A, 4.000%, 12/01/48	6/24 at 100.00	BBB-	279,477
500	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	519,535
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A:
1,000	5.000%, 9/01/34	9/30 at 100.00	A	1,326,080
685	5.000%, 9/01/36	9/30 at 100.00	A	899,898
970	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	986,674
1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.750%, 12/01/30	12/24 at 100.00	N/R	1,043,560
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
1,000	4.625%, 12/01/29, 144A	6/24 at 103.00	N/R	1,024,800
1,000	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	1,023,670
1,000	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	1,025,190
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
1,650	4.000%, 3/01/45	3/30 at 100.00	AA	1,924,840
1,500	4.000%, 3/01/49	3/30 at 100.00	AA	1,739,940
1,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,038,490
1,050	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	1,107,540
2,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	2,728,325
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	512,250
1,000	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,022,680
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	518,575
100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	100,163
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	510,605

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A:
$ 500	5.000%, 12/01/39	3/25 at 103.00	N/R	$513,780
1,000	5.000%, 12/01/49	3/25 at 103.00	N/R	1,012,310
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
2,500	5.000%, 12/01/39	12/24 at 103.00	N/R	2,641,500
6,500	5.000%, 12/01/49	12/24 at 103.00	N/R	6,777,550
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	510,285
1,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	1,691,520
1,305	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	1,330,004
1,020	Prairie Center Metropolitan District No 3, Brighton, Colorado, Special Revenue Bonds, Park and Recreation Improvements Series 2018, 5.125%, 12/15/42	12/23 at 103.00	N/R	1,047,438
	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
1,670	4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	1,703,484
2,000	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	2,046,940
1,500	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	1,580,040
500	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	505,310
1,865	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	Aa2	2,201,539
875	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	909,449
1,400	South Sloan's Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/39 – AGM Insured	12/29 at 100.00	Baa3	1,588,174
2,000	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Improvement Series 2020A-2, 4.000%, 12/01/46 – BAM Insured	12/30 at 100.00	Baa2	2,260,720
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,500	5.000%, 12/01/39	9/24 at 103.00	N/R	1,538,700
1,000	5.000%, 12/01/49	9/24 at 103.00	N/R	1,012,780
1,970	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	2,100,572

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
$ 500	5.125%, 12/01/34	12/23 at 103.00	N/R	$520,450
3,820	5.375%, 12/01/39	12/23 at 103.00	N/R	3,989,799
1,000	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,011,940
500	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	511,580
89,485	Total Colorado			95,802,632
	Connecticut – 1.0%
200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	11/20 at 100.00	Caa3	184,318
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	102,724
2,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	A2	2,097,029
	Connecticut State, General Obligation Bonds, Series 2020C:
1,000	4.000%, 6/01/36	6/30 at 100.00	A	1,178,210
1,000	4.000%, 6/01/37	6/30 at 100.00	A	1,173,460
750	4.000%, 6/01/38	6/30 at 100.00	A	876,968
475	4.000%, 6/01/39	6/30 at 100.00	A	553,546
1,875	Connecticut State, General Obligation Bonds, Taxable Series 2020A, 2.420%, 7/01/27	No Opt. Call	A	2,041,050
1,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/36	5/30 at 100.00	A+	1,168,720
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,075,670
9,425	Total Connecticut			10,451,695
	Delaware – 0.3%
	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018:
1,000	4.375%, 6/01/48	12/28 at 100.00	BBB	1,083,510
1,500	5.000%, 6/01/48	12/28 at 100.00	BBB	1,719,975
35	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	BB+	33,726
2,535	Total Delaware			2,837,211
	District of Columbia – 0.3%
100	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	109,892
500	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A, 5.000%, 10/01/39	10/29 at 100.00	Aa2	651,490

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 415	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	A+	$512,210
1,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	A+	1,873,215
2,515	Total District of Columbia			3,146,807
	Florida – 6.8%
3,105	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 1.035%, 12/01/37 (3-Month LIBOR * 67% reference rate + 0.870% spread) (7)	11/20 at 100.00	A3	2,976,174
1,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	A3	1,119,420
345	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	356,181
1,000	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	1,105,920
1,500	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT)	10/29 at 100.00	A	1,644,855
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
1,000	5.000%, 9/01/44	9/29 at 100.00	A	1,194,010
2,000	5.000%, 9/01/49	9/29 at 100.00	A	2,380,080
240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	242,453
3,225	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	3,432,206
1,000	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A, 5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	1,042,030
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A, 5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	104,972
50	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	51,795
2,610	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	1,021,162
100	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	103,644
500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	529,425
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	102,742
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/39, 144A	10/27 at 100.00	Ba2	104,025
1,500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	1,646,430
150	Copperspring Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	N/R	153,912

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	$1,080,790
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
1,000	4.000%, 8/15/45	2/30 at 100.00	Baa2	1,094,230
1,000	4.000%, 8/15/45 – AGM Insured (UB) (6)	2/30 at 100.00	A2	1,112,490
3,000	4.000%, 8/15/50	2/30 at 100.00	Baa2	3,269,250
295	Fiddlers Creek Community Development District 2, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2019, 5.000%, 5/01/35	5/29 at 100.00	N/R	341,707
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	104,941
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	517,785
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/40, 144A	9/27 at 100.00	N/R	106,829
1,510	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc Project, Series 2019, 5.000%, 5/01/29, 144A (AMT)	5/22 at 105.00	N/R	1,613,752
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
10,100	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	8,747,711
2,515	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	2,179,524
1,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	1,010,940
500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1, 5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	552,435
1,500	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/45	11/29 at 100.00	A-	1,649,475
2,000	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A, 5.250%, 10/01/42	10/27 at 100.00	A1	2,465,760
4,000	JEA, Florida, Electric System Revenue Bonds, Subordinate Lien Series 2013C, 5.000%, 10/01/37	10/22 at 100.00	A3	4,336,280
180	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	193,882
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019, 4.500%, 5/01/51	5/30 at 100.00	N/R	1,056,490
1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (AMT)	11/20 at 100.00	Baa2	1,000,610
100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	106,718
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
2,000	5.000%, 7/01/46	7/29 at 100.00	AA	2,517,900
2,000	5.000%, 7/01/47	7/29 at 100.00	AA	2,515,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 145	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	$145,139
160	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.500%, 5/01/40	5/29 at 100.00	N/R	166,781
245	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB-	296,271
100	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019, 5.000%, 7/01/29	No Opt. Call	N/R	110,782
195	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	207,421
	Sarasota National Community Development District, Florida, Special Assessment Bonds, Refunding Series 2020:
1,000	3.500%, 5/01/31 (WI/DD, Settling 10/20/20)	5/30 at 100.00	N/R	1,044,130
1,135	4.000%, 5/01/39 (WI/DD, Settling 10/20/20)	5/30 at 100.00	N/R	1,184,384
1,560	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.750%, 11/15/54	11/26 at 103.00	N/R	1,440,083
500	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019, 5.250%, 5/01/49	5/29 at 100.00	N/R	549,750
	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A:
3,305	0.000%, 9/01/45	9/30 at 54.56	A+	1,321,769
4,644	0.000%, 9/01/49	9/30 at 46.08	A+	1,560,895
3,790	0.000%, 9/01/53	9/30 at 38.62	A+	1,064,270
205	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B, 4.000%, 7/01/39	7/30 at 100.00	A-	233,665
2,000	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/42	7/28 at 100.00	A2	2,267,860
500	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	529,555
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
100	4.625%, 5/01/39	5/29 at 100.00	N/R	103,763
200	4.750%, 5/01/50	5/29 at 100.00	N/R	207,134
95	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019, 4.625%, 5/01/39	5/29 at 100.00	N/R	101,120
75,904	Total Florida			69,420,867
	Georgia – 1.7%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,500	6.750%, 1/01/35	1/28 at 100.00	N/R	1,253,805
500	7.000%, 1/01/40	1/28 at 100.00	N/R	417,835
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	A+	5,550,950

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT)	7/29 at 100.00	A+	$1,130,380
200	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/36	7/28 at 100.00	BBB+	248,010
1,500	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds, Series 20188HH, 5.000%, 1/01/29	1/28 at 100.00	A-	1,906,860
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	BBB+	1,831,845
1,500	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B, 4.000%, 9/01/38	9/30 at 100.00	AA	1,801,455
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	3,257,220
15,700	Total Georgia			17,398,360
	Guam – 0.4%
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	BB	1,121,990
1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,131,614
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	Baa2	1,209,050
95	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB-	99,751
3,195	Total Guam			3,562,405
	Idaho – 0.1%
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A, 5.000%, 3/01/36	9/28 at 100.00	A-	1,227,460
	Illinois – 6.6%
500	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	498,735
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	1,158,290
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35	12/24 at 100.00	BB-	1,425,673
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
1,000	5.000%, 12/01/34	12/22 at 100.00	B1	1,027,080
1,000	4.000%, 12/01/35	12/22 at 100.00	B1	1,005,270
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB-	1,093,280
2,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/31	12/26 at 100.00	AA+	2,439,960
780	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/55 (UB) (6)	12/29 at 100.00	A+	917,810

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
$ 5,000	5.250%, 12/01/49	12/24 at 100.00	AA	$5,635,950
7,500	5.250%, 12/01/49 (UB) (6)	12/24 at 100.00	AA	8,453,925
100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	101,225
3,300	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012B, 5.000%, 1/01/31 (AMT)	1/22 at 100.00	A	3,456,288
1,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2016C, 5.000%, 1/01/32	1/26 at 100.00	A	1,163,810
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2020A:
3,305	4.000%, 1/01/35 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	3,780,689
3,145	4.000%, 1/01/37 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	3,565,990
1,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2016G, 5.000%, 1/01/52 (AMT)	1/27 at 100.00	A	1,128,130
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	1/21 at 100.00	Ba1	1,002,930
2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/30	No Opt. Call	BBB-	2,170,480
1,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31 (AMT)	1/24 at 100.00	A-	1,102,440
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A3	5,542,450
485	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	517,917
1,025	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020, 4.000%, 10/01/50	10/30 at 100.00	BBB+	1,101,024
355	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A, 5.000%, 8/15/32	8/30 at 100.00	AA-	468,937
250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA-	287,880
2,500	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	2,747,075
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
1,000	5.000%, 6/15/23	6/22 at 100.00	BB+	1,050,090
1,060	5.000%, 6/15/52	6/22 at 100.00	BB+	1,086,511
4,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	4,323,120
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52 – BAM Insured	No Opt. Call	AA	464,685
2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BB+	1,362,575
430	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	411,119

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A:
$ 2,500	5.000%, 1/01/29	No Opt. Call	AA-	$3,094,075
3,000	5.000%, 1/01/30	No Opt. Call	AA-	3,751,980
62,570	Total Illinois			67,337,393
	Indiana – 1.5%
100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52, 144A (5)	1/24 at 104.00	N/R	98,875
15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34, 144A (5)	1/24 at 104.00	N/R	14,826
1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A2	1,509,732
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,064,580
110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	100,796
560	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	11/20 at 100.00	Baa2	561,691
3,250	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	3,472,105
2,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	A+	2,300,640
2,500	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	Aa2	2,963,750
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	11/20 at 100.00	N/R	1,000,060
1,770	Northern Indiana Commuter Transportation District, Indiana, Limited Obligation Revenue Bonds, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	AA-	2,095,627
13,705	Total Indiana			15,182,682
	Iowa – 0.5%
1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	A1	1,078,480
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	1,021,220
195	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	B	197,753
1,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	1,303,800
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	11/20 at 100.00	B-	1,014,730
4,445	Total Iowa			4,615,983

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas – 0.4%
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
$ 1,680	5.000%, 3/01/25	No Opt. Call	BB+	$1,758,019
1,500	5.000%, 3/01/44	3/29 at 100.00	BB+	1,521,030
500	5.000%, 3/01/49	3/29 at 100.00	BB+	505,910
3,680	Total Kansas			3,784,959
	Kentucky – 1.6%
60	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	63,801
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A2	2,044,580
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured (UB) (6)	12/27 at 100.00	A2	1,171,310
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
1,500	5.000%, 7/01/27	7/25 at 100.00	Baa2	1,649,910
1,000	5.000%, 7/01/30	7/25 at 100.00	Baa2	1,085,510
2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/27	No Opt. Call	A-	2,498,120
1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A, 4.000%, 11/01/34	11/28 at 100.00	A1	1,149,840
1,100	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	Aa3	1,182,390
2,000	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43	10/29 at 100.00	A	2,047,560
2,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 1.400%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR * 67% reference rate + 1.300% spread) (7)	3/25 at 100.00	A3	2,021,100
315	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A	318,383
1,475	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A	1,470,885
15,450	Total Kentucky			16,703,389
	Louisiana – 1.7%
2,785	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/34	12/29 at 100.00	BB+	3,094,135
1,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Caa1	1,030,350
280	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	288,246
600	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	A	671,100

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/57, 144A	4/27 at 100.00	N/R	$483,720
4,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	4,734,520
500	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	595,150
725	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	862,967
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	1,183,630
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	1,095,300
2,500	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	2,509,725
1,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	1,004,830
15,890	Total Louisiana			17,553,673
	Maryland – 1.3%
2,840	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	BB-	2,515,303
210	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	N/R	210,911
150	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	150,666
1,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	11/20 at 100.00	BB-	1,002,750
500	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	CCC	497,785
500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 0.000%, 12/01/31 (5)	11/20 at 100.00	N/R	300,000
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 0.000%, 12/01/31 (5)	11/20 at 100.00	N/R	600,000
	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Frederick Health System Issue; Series 2020:
255	4.000%, 7/01/45	7/30 at 100.00	Baa1	280,623
195	4.000%, 7/01/50	7/30 at 100.00	Baa1	213,482
5,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2020A, 5.000%, 5/01/50	No Opt. Call	AA-	7,404,350
11,650	Total Maryland			13,175,870
	Massachusetts – 1.6%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
165	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	176,292
1,000	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	1,064,280

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 185	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K, 5.000%, 7/01/31	7/29 at 100.00	A3	$237,229
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
4,825	5.000%, 7/01/43	7/28 at 100.00	A3	5,784,548
2,000	5.000%, 7/01/53	7/28 at 100.00	A3	2,370,560
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,216,840
230	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	BBB+	261,225
4,000	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	AA-	4,614,480
14,405	Total Massachusetts			16,725,454
	Michigan – 0.5%
3,250	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	3,341,683
2,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A, 4.000%, 2/15/50	8/29 at 100.00	A1	2,226,580
5,250	Total Michigan			5,568,263
	Minnesota – 1.1%
485	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	485,460
1,400	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.750%, 7/01/46	7/25 at 100.00	N/R	1,475,152
50	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	52,198
3,000	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.125%, 7/01/48	7/23 at 100.00	BB+	3,202,740
2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A3	2,265,720
1,135	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	1,238,251
30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46 (5)	4/26 at 100.00	N/R	20,400
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	1,062,090
250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55	9/30 at 100.00	BB+	280,955
840	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	A3	988,277
10,190	Total Minnesota			11,071,243

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi – 0.9%
$ 1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	$881,750
1,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%, 10/15/35	10/25 at 100.00	A3	1,141,500
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
2,000	5.000%, 10/15/32	10/28 at 100.00	A+	2,444,100
2,800	4.000%, 10/15/38	10/28 at 100.00	A+	3,079,468
1,140	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	1,254,274
7,940	Total Mississippi			8,801,092
	Missouri – 3.3%
1,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	964,200
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,941,000
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
10,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	11,733,400
2,500	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	A2	2,966,450
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020:
1,250	4.000%, 6/01/50 (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	1,389,237
4,940	3.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	4,789,478
1,250	4.000%, 6/01/53 (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	1,378,062
975	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 5.000%, 2/15/23	2/22 at 100.00	BBB+	1,022,561
1,511	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	1,594,020
1,869	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	1,980,578
30,295	Total Missouri			33,758,986
	Nebraska – 0.3%
3,045	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2019A, 3.000%, 2/01/34	2/29 at 100.00	AA	3,342,588
	Nevada – 1.0%
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2019B, 3.000%, 6/15/36 – AGM Insured	6/29 at 100.00	A1	2,141,080
4,000	Clark County, Nevada, General Obligation Bonds, Las Vegas Convention & Visitors Authority Convention Center Expansion, Limited Tax Series 2019C, 3.000%, 7/01/38	7/29 at 100.00	AA+	4,268,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
$ 250	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	$250,020
165	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	160,248
1,000	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	910,890
225	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	BB	232,047
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019:
175	4.000%, 6/01/39	6/29 at 100.00	N/R	179,011
745	4.000%, 6/01/49	6/29 at 100.00	N/R	748,986
100	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	103,692
850	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019, 4.625%, 6/01/49	12/28 at 100.00	N/R	870,570
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
40	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	39,789
80	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	78,577
9,630	Total Nevada			9,983,830
	New Hampshire – 0.5%
1,750	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	1,890,995
1,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B	1,018,580
865	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020A, 3.625%, 7/01/43 (Mandatory Put 7/02/40), 144A	7/25 at 100.00	B	859,049
1,450	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45 (Mandatory Put 7/02/40), 144A (AMT)	7/25 at 100.00	B	1,439,922
50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/34	2/28 at 100.00	A	60,739
5,115	Total New Hampshire			5,269,285
	New Jersey – 1.9%
445	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	Baa2	445,712
1,085	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (Mandatory Put 6/01/23) (AMT)	No Opt. Call	A+	1,101,372
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB-	1,048,900

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019, 4.000%, 7/01/37	7/29 at 100.00	A	$1,154,610
2,490	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	BBB+	2,551,802
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/38	6/24 at 100.00	BBB+	4,330,760
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/50	12/28 at 100.00	BBB+	1,103,860
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Taxable Series 2019B, 4.131%, 6/15/42	No Opt. Call	BBB+	4,771,700
	Newark, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2020A:
1,000	5.000%, 10/01/26 – AGM Insured	No Opt. Call	A2	1,231,620
1,000	5.000%, 10/01/28 – AGM Insured	No Opt. Call	A2	1,272,010
18,020	Total New Jersey			19,012,346
	New York – 12.4%
2,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/33	No Opt. Call	Ba1	1,237,500
2,015	Build New York City Resource Corporation, New York, Revenue Bonds, Children's Aid Society Project, Series 2015 BUILD NYC CHILDRENS AID SOCIETY, 5.000%, 7/01/40	7/25 at 100.00	A+	2,237,899
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	2,592,375
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/39	2/30 at 100.00	Aa1	2,897,800
640	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B, 4.760%, 2/01/27	No Opt. Call	N/R	652,928
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50 (UB) (6)	5/30 at 100.00	BBB+	1,062,730
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/35	11/25 at 100.00	BBB+	5,201,000
4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/33	5/24 at 100.00	BBB+	4,424,250
400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/50	1/26 at 103.00	N/R	411,680
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
1,190	3.000%, 3/01/49 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	Baa1	1,199,472
2,725	3.000%, 3/01/49 (WI/DD, Settling 10/06/20)	9/30 at 100.00	BBB+	2,683,880
6,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	7,490,760
1,300	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	1,523,366
4,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	AA+	4,688,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
$ 3,500	5.000%, 6/15/48	6/30 at 100.00	AA+	$4,420,255
3,125	4.000%, 6/15/50	6/30 at 100.00	AA+	3,611,875
3,500	5.000%, 6/15/50	6/30 at 100.00	AA+	4,398,170
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B:
5,000	4.000%, 7/15/41	7/29 at 100.00	AA	5,719,900
1,240	3.000%, 7/15/49	7/29 at 100.00	AA	1,284,144
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	2,360,440
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010A-1, 5.508%, 8/01/37	No Opt. Call	Aa1	6,988,600
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	Aa1	3,122,310
1,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Lincoln Center for the Performing Arts, Series 2020A, 4.000%, 12/01/33	12/30 at 100.00	A3	1,629,922
1,500	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%, 8/01/37 (UB) (6)	8/26 at 100.00	AA	1,790,355
1,200	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1, 5.000%, 12/01/40	12/28 at 100.00	AA	1,453,788
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	2,052,540
1,085	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,093,181
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	967,530
1,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2020R-1, 2.750%, 9/01/50 (Mandatory Put 9/02/25)	6/25 at 100.00	B	1,008,740
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,, 3.000%, 6/15/38	6/29 at 100.00	AAA	1,096,190
5,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	5,818,050
1,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A-1, 5.000%, 3/15/32	3/23 at 100.00	Aa1	1,661,910
755	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	810,674

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 3,060	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B-	$3,067,925
2,500	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B-	2,498,575
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
1,120	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	1,157,666
555	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B-	576,606
55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	56,998
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
1,000	5.000%, 1/01/23 (AMT)	No Opt. Call	BB+	1,043,300
2,600	5.000%, 1/01/34 (AMT)	1/28 at 100.00	BB+	2,777,944
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,320	4.000%, 10/01/30 (AMT)	No Opt. Call	BB+	1,351,733
2,060	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	2,227,787
1,080	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	1,152,673
1,130	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	1,136,825
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (AMT)	4/27 at 100.00	A+	1,173,780
2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-one Series 2020, 4.000%, 7/15/38 (AMT)	7/30 at 100.00	A+	2,825,025
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-two Series 2020:
3,000	4.000%, 7/15/37	7/30 at 100.00	A+	3,489,990
3,000	4.000%, 7/15/38	7/30 at 100.00	A+	3,477,540
2,250	4.000%, 7/15/39	7/30 at 100.00	A+	2,599,380
1,000	4.000%, 7/15/40	7/30 at 100.00	A+	1,151,580
750	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	756,563
1,150	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 4.000%, 11/15/54	11/30 at 100.00	AA-	1,320,936
2,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,065,040
160	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A, 5.000%, 10/15/39	10/29 at 100.00	N/R	170,406
112,615	Total New York			125,671,406

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 0.7%
$ 2,500	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	AA+	$3,077,425
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018:
1,000	5.000%, 1/01/32 – AGM Insured	1/29 at 100.00	BBB	1,266,880
1,000	5.000%, 1/01/33 – AGM Insured	1/29 at 100.00	BBB	1,259,030
1,305	5.000%, 1/01/34 – AGM Insured	1/29 at 100.00	BBB	1,636,000
5,805	Total North Carolina			7,239,335
	Ohio – 3.0%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
175	4.000%, 11/15/35 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	Baa2	198,527
1,400	3.000%, 11/15/40 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	Baa2	1,401,414
5,255	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	740,797
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
1,000	3.000%, 6/01/48	6/30 at 100.00	BBB+	972,410
1,250	4.000%, 6/01/48	6/30 at 100.00	BBB+	1,367,325
8,850	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	9,421,622
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	993,220
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	993,710
2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2016, 5.000%, 11/15/45	11/26 at 100.00	A3	2,301,260
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Taxable Refunding Senior Lien Series 2020A:
615	1.780%, 1/01/24	No Opt. Call	Aa3	637,724
875	1.880%, 1/01/25	No Opt. Call	Aa3	916,948
850	2.034%, 1/01/26	No Opt. Call	Aa3	897,983
300	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (5)	No Opt. Call	N/R	375
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (5)	No Opt. Call	N/R	1,250
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (5)	No Opt. Call	N/R	3,750
1,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	1,000,400

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	Baa2	$1,063,270
295	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	345,386
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (5)	No Opt. Call	N/R	3,856
2,765	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (5)	No Opt. Call	N/R	3,456
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,007,500
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2019B, 3.000%, 12/01/33	12/29 at 100.00	AAA	5,704,800
42,740	Total Ohio			29,976,983
	Oklahoma – 0.2%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
1,500	5.500%, 8/15/52	8/28 at 100.00	BB+	1,750,875
500	5.500%, 8/15/57	8/28 at 100.00	BB+	582,440
2,000	Total Oklahoma			2,333,315
	Oregon – 1.7%
415	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/40	10/30 at 100.00	BBB+	507,006
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A:
6,295	4.000%, 7/01/40 (AMT)	7/30 at 100.00	A+	7,042,091
8,375	4.000%, 7/01/50 (AMT)	7/30 at 100.00	A+	9,213,672
15,085	Total Oregon			16,762,769
	Pennsylvania – 3.1%
180	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	192,069
175	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	184,412
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	1,044,960
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB	1,085,000
240	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/31	7/29 at 100.00	A	316,728
735	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/40	1/29 at 100.00	A+	886,145
2,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	2,404,460

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba3	$207,694
4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2005, 5.000%, 7/01/27	No Opt. Call	A2	5,012,480
690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	725,121
690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	725,121
1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	832,990
3,000	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	3,388,050
2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2017, 5.000%, 5/01/33	11/27 at 100.00	A-	2,879,212
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	A+	1,126,940
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	1,217,360
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018, 5.000%, 5/01/38	5/28 at 100.00	A-	1,814,415
550	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	560,802
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B:
500	6.875%, 12/15/35, 144A	12/27 at 100.00	N/R	499,250
500	7.125%, 12/15/44, 144A	12/27 at 100.00	N/R	500,760
1,560	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	Ba1	1,792,471
	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Allegheny County Community College, Series 2020:
1,215	4.000%, 3/01/35 – BAM Insured	3/30 at 100.00	A3	1,418,780
1,320	4.000%, 3/01/37 – BAM Insured	3/30 at 100.00	A3	1,527,821
1,425	4.000%, 3/01/39 – BAM Insured	3/30 at 100.00	A3	1,638,080
27,855	Total Pennsylvania			31,981,121
	Puerto Rico – 3.9%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
955	6.125%, 7/01/24	No Opt. Call	CC	1,008,719
600	6.000%, 7/01/38	11/20 at 100.00	CC	607,500

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 2,000	5.000%, 7/01/21	No Opt. Call	CC	$2,035,300
2,500	5.000%, 7/01/22	No Opt. Call	CC	2,582,300
5,000	5.000%, 7/01/23	11/20 at 100.00	CC	4,975,000
1,000	5.750%, 7/01/37	7/22 at 100.00	CC	1,028,750
1,300	5.250%, 7/01/42	7/22 at 100.00	CC	1,322,750
30	6.000%, 7/01/47	7/22 at 100.00	CC	31,013
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (5)	11/20 at 100.00	D	2,137,500
175	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/27 (5)	11/20 at 100.00	D	124,687
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA, 3.978%, 7/01/24 (5)	11/20 at 100.00	D	356,250
1,375	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.895%, 7/01/20 (5)	No Opt. Call	D	965,937
100	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.123%, 7/01/43 (5)	7/23 at 100.00	D	72,750
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (5)	11/20 at 100.00	D	1,422,500
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (5)	11/20 at 100.00	D	701,250
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004I:
3,385	2.790%, 7/01/33 (5)	11/20 at 100.00	N/R	2,682,612
1,975	2.780%, 7/01/36 (5)	11/20 at 100.00	Baa3	1,513,344
1,240	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2009Q, 2.820%, 7/01/39 (5)	11/20 at 100.00	N/R	995,100
3,520	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2011S, 2.800%, 7/01/41 (5)	7/21 at 100.00	D	2,736,800
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,500	0.000%, 7/01/46	7/28 at 41.38	N/R	2,126,700
5,000	0.000%, 7/01/51	7/28 at 30.01	N/R	1,028,100
6,000	5.000%, 7/01/58	7/28 at 100.00	N/R	6,357,540
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	2,590,675
52,655	Total Puerto Rico			39,403,077
	South Carolina – 2.2%
4,390	Florence, South Carolina, Combined Waterworks and Sewerage System Revenue Bonds, Refunding & Capital Improvement Series 2019, 3.000%, 9/01/37	9/29 at 100.00	AA-	4,777,944
2,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	2,211,940

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	$1,075,880
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A	12/29 at 100.00	Baa3	1,111,600
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA-	2,965,250
1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A-	1,164,920
1,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A-	1,576,875
1,730	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/34	6/24 at 100.00	A-	1,945,800
1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A-	1,639,125
1,000	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/29 (AMT)	7/28 at 100.00	A+	1,256,640
2,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	A	2,101,960
250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	258,908
19,870	Total South Carolina			22,086,842
	Tennessee – 0.9%
1,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/33	7/23 at 100.00	Baa1	1,078,510
1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 5.000%, 11/15/37	2/29 at 100.00	A	1,223,580
3,060	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/45 (WI/DD, Settling 10/15/20)	10/30 at 100.00	Aa2	3,975,215
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46	7/27 at 100.00	N/R	891,050
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%, 6/15/47, 144A (5)	6/27 at 100.00	N/R	60,000
1,450	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A3	1,561,940
7,610	Total Tennessee			8,790,295
	Texas – 7.1%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
1,360	5.000%, 1/01/31	1/27 at 100.00	BBB-	1,389,974
1,870	5.000%, 1/01/32	1/27 at 100.00	BBB-	1,910,972

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
$ 1,500	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A	$1,798,875
1,000	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A	1,192,780
	Austin, Texas, Certificates of Obligation, Series 2020:
1,635	5.000%, 9/01/38 (WI/DD, Settling 10/06/20)	9/30 at 100.00	Aa1	2,173,994
1,265	5.000%, 9/01/39 (WI/DD, Settling 10/06/20)	9/30 at 100.00	Aa1	1,676,441
1,400	5.000%, 9/01/40 (WI/DD, Settling 10/06/20)	9/30 at 100.00	Aa1	1,849,498
	Collin County Community College District, Texas, General Obligation Bonds, Series 2020A:
2,565	4.000%, 8/15/36	8/29 at 100.00	AAA	3,100,880
1,000	4.000%, 8/15/37	8/29 at 100.00	AAA	1,204,610
1,600	4.000%, 8/15/38	8/29 at 100.00	AAA	1,922,512
50	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A	8/27 at 100.00	N/R	52,677
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
2,000	4.000%, 10/01/45	4/30 at 100.00	A2	2,321,920
2,500	4.000%, 10/01/49	4/30 at 100.00	A2	2,883,900
850	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Taxable Refunding Subordinate Lien Series 2020B Tela Supported, 1.724%, 10/01/25	No Opt. Call	AA	885,547
100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	101,915
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	2,011,000
3,485	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	3,625,132
1,525	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	1,577,750
2,700	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)	No Opt. Call	BB-	2,808,648
7,800	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2016B, 5.000%, 11/15/36	11/26 at 100.00	Aa2	9,537,060
1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/32	9/24 at 100.00	A	1,043,420
225	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.875%, 9/01/44, 144A	9/29 at 100.00	N/R	246,215
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020, 5.000%, 5/15/35	5/29 at 100.00	A	1,270,370
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
500	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	540,270
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	539,460
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	1,059,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 625	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	$588,937
275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (5), (8)	1/26 at 102.00	N/R	19,280
25	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	25,026
145	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	120,350
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	2,496,920
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	106,113
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A	9/29 at 100.00	N/R	109,735
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 0.000%, 11/15/45 (5)	11/25 at 100.00	N/R	650,000
2,500	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	3,109,900
5,000	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Taxable Refunding Senior Lien Series 2019B, 3.922%, 12/31/49	No Opt. Call	Baa2	5,669,000
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
2,460	4.000%, 6/30/36	12/30 at 100.00	BBB-	2,798,668
2,250	4.000%, 6/30/39	12/30 at 100.00	BBB-	2,541,735
1,090	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A3	1,146,429
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
1,725	4.000%, 8/01/38	8/30 at 100.00	AAA	2,100,877
1,835	3.000%, 8/01/39	8/30 at 100.00	AAA	2,033,107
63,560	Total Texas			72,240,917
	Utah – 0.6%
250	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (5)	12/27 at 100.00	N/R	201,250
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
1,000	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A2	1,174,730
1,000	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A2	1,183,680
500	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 6.500%, 10/15/33	11/20 at 100.00	BB+	501,555

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018B-1, 5.000%, 5/15/56 (Mandatory Put 8/01/22)	5/22 at 100.00	AA+	$ 2,673,825
5,250	Total Utah			5,735,040
	Virgin Islands – 0.0%
465	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A, 6.625%, 10/01/29	11/20 at 100.00	Caa3	465,191
	Virginia – 0.8%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
355	4.000%, 7/01/40	7/30 at 100.00	A+	413,057
85	4.000%, 7/01/45	7/30 at 100.00	A+	97,281
250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	254,203
275	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	Baa2	312,381
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	Baa1	3,141,630
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
1,100	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,149,676
975	4.500%, 9/01/45, 144A	9/27 at 100.00	N/R	987,226
1,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	1,042,640
100	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	105,037
675	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	BBB+	687,035
7,815	Total Virginia			8,190,166
	Washington – 1.1%
1,615	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	A+	1,940,584
1,070	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 2015, 5.000%, 12/01/45	12/25 at 100.00	AA-	1,276,553
530	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	397,500
245	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	183,750
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	BBB+	3,330,780
1,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020, 4.000%, 5/01/50	5/30 at 100.00	A	1,090,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	$215,386
1,855	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2017B, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,267,385
9,515	Total Washington			10,702,858
	West Virginia – 0.6%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	103,157
4,810	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	BB-	4,959,832
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/30	9/29 at 100.00	Baa1	1,218,950
5,910	Total West Virginia			6,281,939
	Wisconsin – 2.4%
105	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	107,396
125	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	127,050
420	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Eno River Academy Project, Series 2020A, 4.000%, 6/15/30, 144A	No Opt. Call	Ba1	436,430
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A, 5.000%, 7/01/40	7/28 at 100.00	BB-	157,350
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A:
100	5.000%, 1/01/42, 144A (WI/DD, Settling 10/06/20)	1/28 at 100.00	N/R	102,370
230	5.000%, 1/01/56, 144A (WI/DD, Settling 10/06/20)	1/28 at 100.00	N/R	231,927
250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	257,788
100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	96,446

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 3	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	$72
3	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	62
3	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	60
3	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	55
2	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	53
3	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	67
3	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	64
3	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	60
3	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	58
3	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	56
151	0.000%, 7/01/56, 144A (5)	3/28 at 100.00	N/R	109,742
3	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	60
3	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	57
3	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	54
3	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	51
3	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	49
3	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	46
3	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	44
3	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	42
3	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	40
3	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	41
35	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	457
750	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.250%, 6/01/39, 144A	6/27 at 102.00	N/R	789,390
1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	956,720
275	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%, 1/01/45	1/30 at 100.00	A3	305,467
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
5,415	3.000%, 6/01/45 – AGM Insured (UB) (6)	6/30 at 100.00	A+	5,565,429
2,035	3.000%, 6/01/45 (UB) (6)	6/30 at 100.00	A+	2,048,289
2,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,723,720
105	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	93,340
500	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	535,365

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
$ 180	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	$150,043
865	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	703,254
980	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (4)	1/28 at 100.00	N/R	596,438
2,000	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	2,173,780
1,100	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	1,135,695
1,210	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	1,323,425
30	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (5)	12/28 at 100.00	N/R	15,216
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	A1	2,558,975
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Taxable Series 2020A:
1,140	1.899%, 5/01/25	No Opt. Call	Aa2	1,194,971
765	2.096%, 5/01/26	No Opt. Call	Aa2	810,823
24,575	Total Wisconsin			24,308,387
$ 1,037,667	Total Municipal Bonds (cost $1,051,261,011)			1,078,348,736

Shares	Description (1)	Value
	COMMON STOCKS – 0.8%
	Electric Utilities – 0.8%
329,146	Energy Harbor Corp (9), (10), (11)	$ 7,570,358
	Total Common Stocks (cost $7,119,140)	7,570,358

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.2%
	Commercial Services & Supplies – 0.0%
$ 54	EWM P1 LLC (cash 13.750%, PIK 1.250%) (5), (8)	15.000%	9/01/28	N/R	$1
41	EWM P1 LLC (5), (8)	15.000%	9/01/28	N/R	—
10	EWM P1 LLC	15.000%	9/01/28	N/R	9,616
105	Total Commercial Services & Supplies				9,617
	Metals & Mining – 0.2%
3,000	United States Steel Corp	6.250%	3/15/26	Caa2	2,032,500
	Real Estate Management & Development – 0.0%
295	Zilkha Biomass Selma LLC (5), (8)	10.000%	8/01/38	N/R	3
$ 3,400	Total Corporate Bonds (cost $3,043,198)				2,042,120
	Total Long-Term Investments (cost $1,061,423,349)				1,087,961,214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Florida – 0.1%
$ 1,800	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	12/20 at 104.00	N/R	$ 1,576,656
$ 1,800	Total Short-Term Investments (cost $1,800,000)			1,576,656
	Total Investments (cost $1,063,223,349) – 107.2%			1,089,537,870
	Borrowings – (1.5)% (13)			(15,300,000)
	Floating Rate Obligations – (2.4)%			(24,510,000)
	Other Assets Less Liabilities – (3.3)% (14)			(33,766,435)
	Net Assets – 100%			$ 1,015,961,435

Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(84)	12/20	$(11,669,272)	$(11,720,625)	$(51,353)	$21,000

Total receivable for variation margin on futures contracts	$21,000
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (15)	Current Credit Spread (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	2.40%	$2,500,000	1.000%	Quarterly	6/21/21	$(24,481)	$(41,923)	$17,442
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Borrowings as a percentage of Total Investments is 1.4%.
(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(15)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(16)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
LIBOR	London Inter-Bank Offered Rate
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2020
(Unaudited)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $23,133,689,246, $4,276,108,753 and $1,061,423,349, respectively)(1)	$23,773,370,631	$4,244,334,690	$1,087,961,214
Investment purchased with collateral from securities lending, at value (cost approximates value)	27,968,092	1,096,069	—
Short-term investments, at value (cost $26,997,623, $49,905,688 and $1,800,000, respectively)	26,512,835	44,792,509	1,576,656
Cash	120,694,021	—	38,476
Cash collateral at brokers for investments in futures contracts(2)	14,499,807	3,205,909	152,998
Cash collateral at brokers for investments in swaps(2)	10,560,000	150,000	—
Cash collateral at brokers for investments in inverse floating rate transactions(2)	74,480,000	—	—
Unrealized appreciation on credit default swaps	617,631	71,129	17,442
Receivable for:
Interest	405,649,627	63,926,383	11,916,293
Investments sold	135,445,192	18,802,531	21,864,675
From Adviser	2,916,485	7,606,390	—
Shares sold	62,560,046	6,504,819	4,297,050
Variation margin on futures contracts	2,323,025	509,087	21,000
Other assets	2,919,905	418,198	65,221
Total assets	24,660,517,297	4,391,417,714	1,127,911,025
Liabilities
Borrowings	—	—	15,300,000
Cash overdraft	—	3,352,646	—
Floating rate obligations	5,452,638,000	126,145,000	24,510,000
Credit default swaps premiums received	8,710,064	169,051	41,923
Unrealized depreciation on credit default swaps	2,400,706	—	—
Payable for:
Collateral from securities lending program	27,968,092	1,096,069	—
Dividends	17,182,792	2,816,857	2,074
Interest	23,347,416	404,752	21,195
Investments purchased - regular settlement	25,142,247	50,228,991	19,113,376
Investments purchased - when-issued/delayed-delivery settlement	144,262,417	11,292,197	51,173,396
Shares redeemed	53,661,244	40,372,024	1,055,635
Accrued expenses:
Management fees	7,384,325	1,727,110	395,558
Trustees fees	1,416,914	237,125	14,923
12b-1 distribution and service fees	2,464,957	291,078	54,047
Other	5,116,361	1,730,531	267,463
Total liabilities	5,771,695,535	239,863,431	111,949,590
Net assets	$18,888,821,762	$4,151,554,283	$1,015,961,435

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$ 7,147,721,129	$ 989,975,908	$ 185,884,788
Shares outstanding	423,420,580	100,940,262	16,689,067
Net asset value ("NAV") per share	$ 16.88	$ 9.81	$ 11.14
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$ 17.62	$ 10.06	$ 11.48
Class C Shares
Net assets	$ 1,393,693,883	$ 146,947,326	$ 28,779,813
Shares outstanding	82,648,069	14,975,812	2,585,431
NAV and offering price per share	$ 16.86	$ 9.81	$ 11.13
Class C2 Shares
Net assets	$ 229,802,295	$ 9,352,077	$ —
Shares outstanding	13,622,541	953,296	—
NAV and offering price per share	$ 16.87	$ 9.81	$ —
Class R6 Shares
Net assets	$ 630,953,215	$ —	$ —
Shares outstanding	37,340,360	—	—
NAV and offering price per share	$ 16.90	$ —	$ —
Class I Shares
Net assets	$ 9,486,651,240	$3,005,278,972	$ 801,296,834
Shares outstanding	562,011,869	305,899,528	71,869,334
NAV and offering price per share	$ 16.88	$ 9.82	$ 11.15
Fund level net assets consist of:
Capital paid-in	$19,138,095,807	$4,376,688,468	$ 992,301,786
Total distributable earnings	(249,274,045)	(225,134,185)	23,659,649
Fund level net assets	$18,888,821,762	$4,151,554,283	$1,015,961,435
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $27,358,212 and $1,064,598 for High Yield and Short Duration High Yield, respectively.
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives and inverse floating rate transactions.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2020
(Unaudited)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income
Interest and Dividends	$ 594,963,961	$103,589,249	$14,253,407
Securities lending income	7,876	393	—
Total investment income	594,971,837	103,589,642	14,253,407
Expenses
Management fees	44,858,433	11,216,719	2,087,861
12b-1 service fees - Class A Shares	6,858,816	1,028,280	170,204
12b-1 distribution and service fees - Class C Shares	7,072,408	802,657	126,566
12b-1 distribution and service fees - Class C2 Shares	1,126,914	46,355	—
Shareholder servicing agent fees	3,756,520	934,130	172,539
Interest expense	26,381,716	1,006,368	36,460
Custodian fees	483,683	259,950	57,613
Professional fees	885,280	166,280	33,882
Trustees fees	317,378	73,006	13,312
Shareholder reporting expenses	462,936	109,599	28,993
Federal and state registration fees	208,216	23,331	88,021
Other	76,423	31,462	3,641
Total expenses	92,488,723	15,698,137	2,819,092
Net investment income (loss)	502,483,114	87,891,505	11,434,315
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(24,056,441)	(25,777,791)	(2,485,536)
Futures contracts	(97,719,593)	(15,389,109)	(599,083)
Swaps	2,908,640	194,031	48,338
Change in net unrealized appreciation (depreciation) of:
Investments	734,243,213	58,884,814	36,514,078
Futures contracts	81,413,190	12,100,125	489,856
Swaps	(868,193)	(112,831)	(27,971)
Net realized and unrealized gain (loss)	695,920,816	29,899,239	33,939,682
Net increase (decrease) in net assets from operations	$1,198,403,930	$117,790,744	$45,373,997
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	High Yield		Short Duration High Yield
	Six Months Ended 9/30/20	Year Ended 3/31/20	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 502,483,114	$ 1,012,388,576	$ 87,891,505	$ 223,901,242
Net realized gain (loss) from:
Investments	(24,056,441)	(306,017,671)	(25,777,791)	(112,959,599)
Futures contracts	(97,719,593)	(144,127,841)	(15,389,109)	(23,240,596)
Swaps	2,908,640	4,911,467	194,031	(1,074,342)
Change in net unrealized appreciation (depreciation) of:
Investments	734,243,213	(1,072,521,222)	58,884,814	(257,626,915)
Futures contracts	81,413,190	(58,127,775)	12,100,125	(8,933,226)
Swaps	(868,193)	(4,938,152)	(112,831)	1,387,724
Net increase (decrease) in net assets from operations	1,198,403,930	(568,432,618)	117,790,744	(178,545,712)
Distributions to Shareholders
Dividends:
Class A Shares	(174,272,317)	(355,591,140)	(19,503,920)	(45,931,738)
Class C Shares	(30,311,582)	(58,240,817)	(2,356,030)	(4,850,989)
Class C2 Shares	(6,837,162)	(22,551,554)	(198,589)	(660,081)
Class R6 Shares	(26,662,609)	(36,236,870)	—	—
Class I Shares	(243,272,910)	(549,685,164)	(65,591,609)	(173,181,274)
Decrease in net assets from distributions to shareholders	(481,356,580)	(1,022,305,545)	(87,650,148)	(224,624,082)
Fund Share Transactions
Proceeds from sale of shares	4,019,965,210	11,404,264,577	766,312,421	2,738,876,133
Proceeds from shares issued to shareholders due to reinvestment of distributions	305,641,967	777,680,752	56,312,621	166,253,933
	4,325,607,177	12,181,945,329	822,625,042	2,905,130,066
Cost of shares redeemed	(5,402,437,484)	(9,765,383,096)	(1,784,119,044)	(2,929,919,886)
Net increase (decrease) in net assets from Fund share transactions	(1,076,830,307)	2,416,562,233	(961,494,002)	(24,789,820)
Capital contribution from the Adviser	1,430,646	1,485,839	3,288,679	4,317,711
Net increase (decrease) in net assets	(358,352,311)	827,309,909	(928,064,727)	(423,641,903)
Net assets at the beginning of period	19,247,174,073	18,419,864,164	5,079,619,010	5,503,260,913
Net assets at the end of period	$18,888,821,762	$19,247,174,073	$ 4,151,554,283	$ 5,079,619,010

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Strategic Municipal Opportunities
	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 11,434,315	$ 11,628,659
Net realized gain (loss) from:
Investments	(2,485,536)	5,755,234
Futures contracts	(599,083)	(1,831,292)
Swaps	48,338	83,758
Change in net unrealized appreciation (depreciation) of:
Investments	36,514,078	(21,640,424)
Futures contracts	489,856	(526,285)
Swaps	(27,971)	(92,779)
Net increase (decrease) in net assets from operations	45,373,997	(6,623,129)
Distributions to Shareholders
Dividends:
Class A Shares	(2,129,598)	(3,445,636)
Class C Shares	(217,028)	(306,539)
Class C2 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(9,072,457)	(11,585,952)
Decrease in net assets from distributions to shareholders	(11,419,083)	(15,338,127)
Fund Share Transactions
Proceeds from sale of shares	443,672,079	616,342,515
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,544,660	15,317,034
	453,216,739	631,659,549
Cost of shares redeemed	(167,688,768)	(186,966,127)
Net increase (decrease) in net assets from Fund share transactions	285,527,971	444,693,422
Capital contribution from the Adviser	—	—
Net increase (decrease) in net assets	319,482,885	422,732,166
Net assets at the beginning of period	696,478,550	273,746,384
Net assets at the end of period	$1,015,961,435	$ 696,478,550
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended September 30, 2020
(Unaudited)
High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 1,198,403,930
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,389,007,025)
Proceeds from sales and maturities of investments	3,318,457,097
Proceeds from (Purchases of) short-term investments, net	55,696
Proceeds from (Repayments of) collateral from securities lending	(27,968,092)
Payment-in-kind distributions	(540,878)
Premiums received (paid) for credit default swaps	(1,567,238)
Amortization (Accretion) of premiums and discounts, net	(25,107,957)
(Increase) Decrease in:
Receivable for interest	(18,278,765)
Receivable for investments sold	254,490,587
Receivable for from Adviser	(1,430,646)
Receivable for variation margin on futures contracts	(693,697)
Other assets	13,824,253
Increase (Decrease) in:
Payable for collateral from securities lending program	27,968,092
Payable for interest	(11,874,878)
Payable for investments purchased - regular settlement	(56,331,961)
Payable for investments purchased - when-issued/delayed-delivery settlement	41,607,955
Accrued management fees	(1,206,512)
Accrued Trustees fees	158,274
Accrued 12b-1 distribution and service fees	(350,397)
Accrued other expenses	(805,528)
Net realized (gain) loss from:
Investments	24,056,441
Paydowns	(268,342)
Change in net unrealized (appreciation) depreciation of:
Investments	(734,243,213)
Swaps	868,193
Net cash provided by (used in) operating activities	1,610,215,389
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(102,917,339)
Proceeds from borrowings	391,500,000
(Repayments) of borrowings	(717,800,000)
Proceeds from floating rate obligations	671,091,000
(Repayments) of floating rate obligations	(170,334,000)
Cash distributions paid to shareholders	(181,780,032)
Capital contribution from the Adviser	1,430,646
Proceeds from sale of shares	4,054,461,767
Cost of shares redeemed	(5,448,238,504)
Net cash provided by (used in) financing activities	(1,502,586,462)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	107,628,927
Cash and cash collateral at brokers at the beginning of period	112,604,901
Cash and cash collateral at brokers at the end of period	$ 220,233,828

See accompanying notes to financial statements.

Statement of Cash Flows (Unaudited) (continued)
High Yield
Supplemental Disclosure of Cash Flow Information	High Yield
Cash paid for interest (excluding borrowing costs)	$38,256,594
Non-cash financing activities not included herein consists of reinvestments of share distributions	305,641,967
See accompanying notes to financial statements.

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Financial Highlights
(Unaudited)
High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
March 31, 2021(e)	$16.22	$0.44	$ 0.64	$ 1.08	$(0.42)	$ —	$(0.42)	$16.88
March 31, 2020	17.42	0.84	(1.19)	(0.35)	(0.85)	—	(0.85)	16.22
March 31, 2019	17.10	0.89	0.31	1.20	(0.88)	—	(0.88)	17.42
March 31, 2018	16.73	0.88	0.39	1.27	(0.90)	—	(0.90)	17.10
March 31, 2017(f)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73
April 30, 2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
April 30, 2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
Class C (2/14)
March 31, 2021(e)	16.20	0.38	0.64	1.02	(0.36)	—	(0.36)	16.86
March 31, 2020	17.41	0.70	(1.20)	(0.50)	(0.71)	—	(0.71)	16.20
March 31, 2019	17.09	0.75	0.31	1.06	(0.74)	—	(0.74)	17.41
March 31, 2018	16.71	0.75	0.39	1.14	(0.76)	—	(0.76)	17.09
March 31, 2017(f)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
April 30, 2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
April 30, 2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
Class C2 (6/99)
March 31, 2021(e)	16.21	0.40	0.64	1.04	(0.38)	—	(0.38)	16.87
March 31, 2020	17.41	0.74	(1.19)	(0.45)	(0.75)	—	(0.75)	16.21
March 31, 2019	17.09	0.79	0.32	1.11	(0.79)	—	(0.79)	17.41
March 31, 2018	16.71	0.79	0.39	1.18	(0.80)	—	(0.80)	17.09
March 31, 2017(f)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
April 30, 2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
April 30, 2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
Class R6 (6/16)
March 31, 2021(e)	16.23	0.46	0.65	1.11	(0.44)	—	(0.44)	16.90
March 31, 2020	17.44	0.89	(1.21)	(0.32)	(0.89)	—	(0.89)	16.23
March 31, 2019	17.11	0.93	0.32	1.25	(0.92)	—	(0.92)	17.44
March 31, 2018	16.72	0.92	0.40	1.32	(0.93)	—	(0.93)	17.11
March 31, 2017(g)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
March 31, 2021(e)	16.22	0.46	0.64	1.10	(0.44)	—	(0.44)	16.88
March 31, 2020	17.42	0.88	(1.19)	(0.31)	(0.89)	—	(0.89)	16.22
March 31, 2019	17.10	0.92	0.32	1.24	(0.92)	—	(0.92)	17.42
March 31, 2018	16.73	0.92	0.38	1.30	(0.93)	—	(0.93)	17.10
March 31, 2017(f)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
April 30, 2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54
April 30, 2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.62%	$ 7,147,721	1.03%*	0.75%*	5.32%*	12%
(2.24)	6,514,930	1.19	0.74	4.70	21
7.25	6,402,945	1.12	0.75	5.20	20
7.68	5,256,581	0.98	0.76	5.14	17
0.21	4,261,316	0.88*	0.76*	5.25*	21
7.95	4,295,385	0.83	0.77	5.66	14
10.29	3,569,746	0.83	0.78	5.63	15

6.13	1,393,694	1.83*	1.55*	4.52*	12
(3.00)	1,425,926	1.99	1.54	3.90	21
6.40	1,231,745	1.92	1.55	4.40	20
6.88	1,071,845	1.78	1.56	4.35	17
(0.53)	859,108	1.68*	1.56*	4.47*	21
7.09	687,487	1.62	1.56	4.84	14
9.42	402,338	1.63	1.58	4.81	15

6.33	229,802	1.58*	1.30*	4.77*	12
(2.76)	356,385	1.74	1.29	4.17	21
6.66	657,653	1.68	1.31	4.64	20
7.15	917,882	1.53	1.31	4.60	17
(0.30)	1,057,592	1.43*	1.31*	4.71*	21
7.29	1,241,540	1.38	1.32	5.13	14
9.75	1,345,260	1.38	1.33	5.11	15

6.73	630,953	0.79*	0.51*	5.56*	12
(1.99)	1,821,590	0.96	0.51	4.96	21
7.54	26,045	0.89	0.52	5.45	20
8.00	9,771	0.74	0.52	5.35	17
(2.81)	37,275	0.66*	0.54*	5.58*	21

6.73	9,486,651	0.83*	0.55*	5.51*	12
(2.04)	9,128,343	0.99	0.54	4.90	21
7.48	10,101,476	0.92	0.55	5.40	20
7.87	8,852,628	0.78	0.56	5.35	17
0.40	6,896,385	0.68*	0.56*	5.44*	21
8.17	6,773,058	0.63	0.57	5.86	14
10.50	5,653,789	0.63	0.58	5.85	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Short Duration High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
March 31, 2021(e)	$ 9.73	$0.19	$ 0.08	$ 0.27	$(0.19)	$ —	$(0.19)	$ 9.81
March 31, 2020	10.34	0.37	(0.61)	(0.24)	(0.37)	—	(0.37)	9.73
March 31, 2019	10.09	0.38	0.24	0.62	(0.37)	—	(0.37)	10.34
March 31, 2018	9.87	0.39	0.20	0.59	(0.37)	—	(0.37)	10.09
March 31, 2017(f)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87
April 30, 2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
April 30, 2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
Class C (2/14)
March 31, 2021(e)	9.73	0.15	0.07	0.22	(0.14)	—	(0.14)	9.81
March 31, 2020	10.35	0.28	(0.61)	(0.33)	(0.29)	—	(0.29)	9.73
March 31, 2019	10.08	0.30	0.26	0.56	(0.29)	—	(0.29)	10.35
March 31, 2018	9.87	0.31	0.19	0.50	(0.29)	—	(0.29)	10.08
March 31, 2017(f)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
April 30, 2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
April 30, 2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
Class C2 (2/13)
March 31, 2021(e)	9.73	0.16	0.08	0.24	(0.16)	—	(0.16)	9.81
March 31, 2020	10.34	0.31	(0.61)	(0.30)	(0.31)	—	(0.31)	9.73
March 31, 2019	10.09	0.32	0.25	0.57	(0.32)	—	(0.32)	10.34
March 31, 2018	9.87	0.33	0.21	0.54	(0.32)	—	(0.32)	10.09
March 31, 2017(f)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
April 30, 2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
April 30, 2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
Class I (2/13)
March 31, 2021(e)	9.75	0.20	0.07	0.27	(0.20)	—	(0.20)	9.82
March 31, 2020	10.36	0.39	(0.61)	(0.22)	(0.39)	—	(0.39)	9.75
March 31, 2019	10.10	0.40	0.25	0.65	(0.39)	—	(0.39)	10.36
March 31, 2018	9.88	0.41	0.20	0.61	(0.39)	—	(0.39)	10.10
March 31, 2017(f)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
April 30, 2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27
April 30, 2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.34%	$ 989,976	0.81%*	0.77%*	3.78%*	12%
(2.10)	1,144,854	0.81	0.76	3.50	26
6.29	1,110,838	0.82	0.77	3.73	20
6.05	812,332	0.81	0.77	3.85	30
(0.80)	725,411	0.81*	0.77*	3.57*	42
4.38	796,301	0.83	0.79	3.46	28
6.42	661,919	0.80	0.79	3.49	17

1.90	146,947	1.61*	1.57*	2.98*	12
(2.97)	171,066	1.61	1.56	2.71	26
5.62	161,518	1.62	1.57	2.94	20
5.07	129,908	1.61	1.57	3.05	30
(1.46)	120,770	1.62*	1.58*	2.78*	42
3.53	110,390	1.63	1.59	2.66	28
5.59	75,883	1.60	1.59	2.64	17

2.04	9,352	1.36*	1.32*	3.24*	12
(2.65)	14,318	1.36	1.31	2.97	26
5.73	27,275	1.37	1.32	3.18	20
5.49	33,269	1.36	1.32	3.31	30
(1.32)	34,518	1.37*	1.33*	3.03*	42
3.83	40,295	1.38	1.34	2.92	28
5.85	42,974	1.35	1.34	2.99	17

2.32	3,005,279	0.61*	0.57*	3.98*	12
(1.93)	3,749,380	0.61	0.56	3.70	26
6.57	4,203,630	0.62	0.57	3.94	20
6.23	2,998,560	0.61	0.57	4.05	30
(0.64)	2,449,596	0.62*	0.58*	3.77*	42
4.67	2,518,596	0.63	0.59	3.66	28
6.61	2,150,389	0.60	0.59	3.69	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Strategic Municipal Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
March 31, 2021(f)	$10.68	$0.14	$ 0.46	$ 0.60	$(0.14)	$ —	$(0.14)	$11.14
March 31, 2020	10.83	0.26	(0.07)	0.19	(0.29)	(0.05)	(0.34)	10.68
March 31, 2019	10.23	0.35	0.54	0.89	(0.29)	—	(0.29)	10.83
March 31, 2018	9.98	0.31	0.27	0.58	(0.33)	—	(0.33)	10.23
March 31, 2017(g)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98
April 30, 2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
April 30, 2015(h)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07
Class C (12/14)
March 31, 2021(f)	10.67	0.09	0.46	0.55	(0.09)	—	(0.09)	11.13
March 31, 2020	10.82	0.17	(0.07)	0.10	(0.20)	(0.05)	(0.25)	10.67
March 31, 2019	10.22	0.27	0.53	0.80	(0.20)	—	(0.20)	10.82
March 31, 2018	9.97	0.22	0.28	0.50	(0.25)	—	(0.25)	10.22
March 31, 2017(g)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
April 30, 2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
April 30, 2015(h)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
March 31, 2021(f)	10.69	0.15	0.46	0.61	(0.15)	—	(0.15)	11.15
March 31, 2020	10.84	0.28	(0.07)	0.21	(0.31)	(0.05)	(0.36)	10.69
March 31, 2019	10.23	0.37	0.55	0.92	(0.31)	—	(0.31)	10.84
March 31, 2018	9.98	0.33	0.27	0.60	(0.35)	—	(0.35)	10.23
March 31, 2017(g)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
April 30, 2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53
April 30, 2015(h)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.62%	$185,885	0.78%*	0.78%*	2.51%*	0.78%*	0.78%*	2.51%*	13%
1.65	147,502	0.83	0.81	2.31	0.81	0.79	2.33	62
8.82	66,541	0.91	0.88	3.28	0.83	0.80	3.37	50
5.86	14,215	0.99	0.95	2.81	0.83	0.79	2.97	73
(1.74)	8,379	0.99*	0.96*	2.94*	0.83*	0.80*	3.09*	58
7.27	2,301	1.29	1.28	2.45	0.92	0.91	2.82	59
1.33	608	1.55*	1.55*	2.08*	0.92*	0.92*	2.70*	12

5.21	28,780	1.58*	1.58*	1.72*	1.58*	1.58*	1.72*	13
0.86	20,752	1.63	1.61	1.51	1.61	1.59	1.53	62
7.95	6,859	1.71	1.68	2.46	1.63	1.60	2.55	50
5.00	2,931	1.79	1.75	2.00	1.63	1.59	2.16	73
(2.56)	1,737	1.79*	1.76*	2.10*	1.63*	1.60*	2.26*	58
6.49	618	1.99	1.98	1.70	1.72	1.71	1.96	59
1.02	84	2.36*	2.36*	1.02*	1.72*	1.72*	1.67*	12

5.73	801,297	0.58*	0.57*	2.71*	0.58*	0.57*	2.71*	13
1.87	528,224	0.63	0.61	2.51	0.61	0.59	2.53	62
9.10	200,355	0.71	0.68	3.46	0.63	0.60	3.55	50
6.04	100,166	0.80	0.76	3.00	0.63	0.59	3.17	73
(1.68)	74,276	0.79*	0.76*	3.07*	0.64*	0.61*	3.22*	58
7.45	56,699	0.97	0.96	2.66	0.72	0.71	2.90	59
1.47	13,198	1.38*	1.38*	2.03*	0.72*	0.72*	2.69*	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2020.
(g)	For the eleven months ended March 31, 2017.
(h)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.
The end of the reporting period for the Funds is September 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Reimbursement from the Adviser
As of the end of the reporting period, the Adviser owed High Yield and Short Duration High Yield for losses resulting from net asset value (“NAV”) errors. Such amounts due from the Adviser are recognized as “Receivable from Adviser” and “Capital contribution from the Adviser” on the Statement of Assets and Liabilities and Statement of Changes in Net Assets, respectively.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Security lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Notes to Financial Statements (Unaudited) (continued)
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$23,044,027,317	$ 1,485,810**	$23,045,513,127
Common Stocks	37,860,244	446,132,104***	—	483,992,348
Corporate Bonds	—	242,232,165	1,632,991**	243,865,156
Investments Purchased with Collateral from Securities Lending	27,968,092	—	—	27,968,092
Short-Term Investments*:
Municipal Bonds	—	26,418,915	93,920**	26,512,835
Investments in Derivatives:
Credit Default Swaps****	—	—	(1,783,075)	(1,783,075)
Futures Contracts****	(5,476,895)	—	—	(5,476,895)
Total	$60,351,441	$23,758,810,501	$ 1,429,646	$23,820,591,588

Short Duration High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$4,099,147,513	$ 411,195**	$4,099,558,708
Common Stocks	—	113,621,426***	—	113,621,426
Corporate Bonds	—	29,589,642	1,564,914**	31,154,556
Investments Purchased with Collateral from Securities Lending	1,096,069	—	—	1,096,069
Short-Term Investments*:
Municipal Bonds	—	44,792,509	—	44,792,509
Investments in Derivatives:
Credit Default Swaps****	—	—	71,129	71,129
Futures Contracts****	(1,068,157)	—	—	(1,068,157)
Total	$ 27,912	$4,287,151,090	$2,047,238	$4,289,226,240

Strategic Municipal Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,078,329,456	$19,280**	$1,078,348,736
Common Stocks	—	7,570,358***	—	7,570,358
Corporate Bonds	—	2,042,116	4**	2,042,120
Short-Term Investments*:
Municipal Bonds	—	1,576,656	—	1,576,656
Investments in Derivatives:
Credit Default Swaps****	—	—	17,442	17,442
Futures Contracts****	(51,353)	—	—	(51,353)
Total	$(51,353)	$1,089,518,586	$36,726	$1,089,503,959

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

Notes to Financial Statements (Unaudited) (continued)
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$5,452,638,000	$126,145,000	$24,510,000
Floating rate obligations: externally-deposited Inverse Floaters	1,254,990,000	42,750,000	—
Total	$6,707,628,000	$168,895,000	$24,510,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$5,147,012,809	$126,145,000	$5,523,279
Average annual interest rate and fees	0.93%	1.01%	0.81%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$5,399,498,000	$126,145,000	$24,510,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,236,720,000	42,750,000	—
Total	$6,636,218,000	$168,895,000	$24,510,000
Securities Lending
Effective August 14, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds' custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
High Yield	Common Stocks	$22,289,734	$22,671,297
	Corporate Bonds	5,068,478	5,296,795
Total		$27,358,212	$27,968,092
Short Duration High Yield	Corporate Bonds	$ 1,064,598	$ 1,096,069
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and securities purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$2,389,007,025	$ 563,306,082	$501,714,564
Sales and maturities	3,318,457,097	1,508,671,140	112,828,964

Notes to Financial Statements (Unaudited) (continued)
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$1,952,114,999	$473,578,435	$11,889,973

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(5,476,895)	—	$ —
Short Duration High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(1,068,157)	—	$ —
Strategic Municipal Opportunities
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(51,353)	—	$ —

* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$(97,719,593)	$81,413,190
Short Duration High Yield	Interest rate	Futures contracts	$(15,389,109)	$12,100,125
Strategic Municipal Opportunities	Interest rate	Futures contracts	$ (599,083)	$ 489,856
Credit Default Swap Contracts
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.
For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.
During the current fiscal period, the Funds used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.
The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$175,000,000	$10,000,000	$2,500,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (Unaudited) (continued)
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$617,631	Unrealized depreciation on credit default swaps**	$(2,400,706)
Short Duration High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$71,129	—	$ —
Strategic Municipal Opportunities
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$17,442	—	$ —
** Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
	Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield	Citigroup Global Markets Inc.	$671,631	$(2,400,706)	$(1,783,075)	$(8,710,064)	$ —	$10,493,139	$ —
Short Duration High Yield	Citigroup Global Markets Inc.	$71,129	$ —	$71,129	$(169,051)	$ —	$97,922	$ —
Strategic Municipal Opportunities	Citigroup Global Markets Inc.	$17,442	$ —	$17,442	$(41,923)	$ —	$ —	$(24,481)
*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
**** Represents inverse floating rate securities available for offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$2,908,640	$(868,193)
Short Duration High Yield	Credit	Swaps	$ 194,031	$(112,831)
Strategic Municipal Opportunities	Credit	Swaps	$ 48,338	$ (27,971)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 9/30/20		Year Ended 3/31/20
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	78,748,795	$ 1,302,884,854	168,912,960	$ 3,012,735,468
Class A – automatic conversion of Class C Shares	—	—	2,919	51,871
Class A – automatic conversion of Class C2 Shares	72,885	1,184,546	149,810	2,695,536
Class C	6,528,755	108,417,637	30,281,102	541,165,694
Class C2	153,787	2,552,918	186,866	3,315,065
Class R6	10,290,604	170,568,188	127,758,909	2,102,394,175
Class I	147,493,448	2,434,357,067	321,986,494	5,741,906,768
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,528,995	124,579,883	17,341,520	309,521,819
Class C	1,313,437	21,703,744	2,754,768	49,098,500
Class C2	291,382	4,806,772	1,017,106	18,130,194
Class R6	44,077	731,892	81,162	1,449,926
Class I	9,294,130	153,819,676	22,375,559	399,480,313
	261,760,295	4,325,607,177	692,849,175	12,181,945,329
Shares redeemed:
Class A	(64,644,914)	(1,064,994,639)	(152,180,044)	(2,645,752,122)
Class C	(13,212,856)	(218,700,814)	(15,771,682)	(274,067,909)
Class C – automatic conversion to Class A Shares	—	—	(2,922)	(51,871)
Class C2	(8,738,596)	(145,672,301)	(16,829,636)	(300,878,476)
Class C2 – automatic conversion to Class A Shares	(72,926)	(1,184,546)	(149,908)	(2,695,536)
Class R6	(85,238,577)	(1,397,819,599)	(17,089,521)	(295,171,666)
Class I	(157,624,310)	(2,574,065,585)	(361,249,095)	(6,246,765,516)
	(329,532,179)	(5,402,437,484)	(563,272,808)	(9,765,383,096)
Net increase (decrease)	(67,771,884)	$(1,076,830,307)	129,576,367	$ 2,416,562,233

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 9/30/20		Year Ended 3/31/20
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,285,865	$ 149,277,265	62,335,356	$ 654,801,746
Class C	1,022,283	9,977,011	5,077,228	53,292,294
Class C2	56,072	545,173	81,839	860,461
Class I	62,086,965	606,512,972	193,247,187	2,029,921,632
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,397,409	13,591,141	3,283,617	34,369,588
Class C	161,456	1,570,825	356,771	3,734,148
Class C2	13,661	132,860	49,506	518,507
Class I	4,211,878	41,017,795	12,165,846	127,631,690
	84,235,589	822,625,042	276,597,350	2,905,130,066
Shares redeemed:
Class A	(33,426,614)	(324,805,182)	(55,317,448)	(569,710,158)
Class C	(3,791,425)	(37,073,345)	(3,463,363)	(35,846,819)
Class C2	(588,374)	(5,756,379)	(1,296,720)	(13,561,230)
Class I	(145,122,841)	(1,416,484,138)	(226,462,543)	(2,310,801,679)
	(182,929,254)	(1,784,119,044)	(286,540,074)	(2,929,919,886)
Net increase (decrease)	(98,693,665)	$ (961,494,002)	(9,942,724)	$ (24,789,820)

	Six Months Ended 9/30/20		Year Ended 3/31/20
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,100,845	$ 55,742,050	10,669,539	$ 118,715,722
Class C	812,669	8,879,313	1,438,273	15,841,201
Class I	34,739,941	379,050,716	43,664,036	481,785,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	162,238	1,781,883	309,221	3,443,771
Class C	16,301	178,998	26,930	299,624
Class I	688,826	7,583,779	1,038,075	11,573,639
	41,520,820	453,216,739	57,146,074	631,659,549
Shares redeemed:
Class A	(2,385,215)	(26,062,550)	(3,313,896)	(36,083,667)
Class C	(187,685)	(2,049,511)	(154,046)	(1,663,926)
Class I	(12,964,958)	(139,576,707)	(13,781,871)	(149,218,534)
	(15,537,858)	(167,688,768)	(17,249,813)	(186,966,127)
Net increase (decrease)	25,982,962	$ 285,527,971	39,896,261	$ 444,693,422
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$17,722,542,481	$4,188,834,583	$1,038,261,975
Gross unrealized:
Appreciation	$ 1,514,799,350	$ 149,575,753	$ 38,843,397
Depreciation	(877,787,657)	(175,497,807)	(12,151,076)
Net unrealized appreciation (depreciation) of investments	$ 637,011,693	$ (25,922,054)	$ 26,692,321
Permanent differences, primarily due to distribution reallocations, taxable market discount, paydowns and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds' last tax year end, were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$47,091,820	$22,964,302	$ 581,918
Undistributed net ordinary income[2]	21,245,048	4,977,646	290,961
Undistributed net long-term capital gains	—	—	2,894,020

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$987,063,301	$212,907,671	$12,442,691
Distributions from net ordinary income[2]	35,242,244	11,716,411	2,811,995
Distributions from net long-term capital gains	—	—	83,441

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of March 31, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	High Yield	Short Duration High Yield
Not subject to expiration:
Short-term	$674,516,305	$132,761,508
Long-term	167,214,942	45,004,807
Total	$841,731,247	$177,766,315
During the Funds’ last tax year ended March 31, 2020, Strategic Municipal Opportunities utilized $1,177,378 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Notes to Financial Statements (Unaudited) (continued)
Strategic Municipal Opportunities
Post-October capital losses[3]	$2,838,802
Late-year ordinary losses[4]	—

[3]	Capital losses incurred from November 1, 2019 through March 31, 2020, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2020 through March 31, 2020,and/or specified losses incurred from November 1, 2019 through March 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	–	–	0.2750
For the next $5 billion	–	–	0.2500
For net assets over $10 billion	–	–	0.2375
For the next $8 billion	0.3250	0.3250	–
For the next $5 billion	0.3125	0.3125	–
For the next $5 billion	0.3000	0.3000	–
For net assets over $20 billion	0.2875	0.2875	–
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2020, the complex-level fee for each Fund was 0.1575%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitations expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2022
Strategic Municipal Opportunities	0.64	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$ —	$ 3,440,853	$9,226,500
Sales	169,929,877	27,622,973	3,600,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected	$5,588,060	$465,802	$360,456
Paid to financial intermediaries	5,140,262	449,341	351,580
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances	$3,425,592	$448,917	$376,790
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

Notes to Financial Statements (Unaudited) (continued)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained	$1,871,334	$187,108	$54,070
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained	$638,431	$157,804	$49,606
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum outstanding balance	$308,200,000	$212,200,000	$15,300,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Utilization period (days outstanding)	52	42	1
Average daily balance outstanding	$84,588,462	$55,714,286	$15,300,000
Average annual interest rate	1.52%	1.56%	1.40%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9. Subsequent Events
Class C and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

Annual Investment Management Agreement Approval Process (continued)
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen High Yield Municipal Bond Fund, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Although the Fund’s performance was ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. Given the turmoil, rate volatility, and liquidity stresses experienced in the high yield municipals market as well as the outflows during the first quarter of 2020, the Board was satisfied with the Adviser’s explanation of the factors affecting the Fund’s performance.
For Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration High Yield Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. In its review, the Board noted, however, that the Performance Peer Group was classified as low for relevancy. Given the turmoil, rate volatility, and liquidity stresses experienced in the high yield municipals market as well as the outflows during the first quarter of 2020, the Board was satisfied with the Adviser’s explanation of the factors affecting the Fund’s performance.
For Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, but the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge.

Annual Investment Management Agreement Approval Process (continued)
The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eli-

Annual Investment Management Agreement Approval Process (continued)
gible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense caps applicable to the Short Duration High Yield Fund and the Strategic Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum” or “HLIM"). During the Review Period, the HLIM was 25% for the Nuveen High Yield Municipal Bond Fund and the Nuveen Short Duration High Yield Municipal Bond Fund and 5% for the Nuveen Strategic Municipal Opportunities Fund. Each Fund satisfied its respective HLIM at all times during the Review Period.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and filings with the Securities and Exchange Commission (“SEC”) any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. The Nuveen High Yield Municipal Bond Fund exceeded this 15% limit for the period between March 18, 2020 and June 22, 2020 (the “Exceedance”). During this period, the Fund made the required filings with the SEC, and reported to the Board frequently regarding the plan to bring the Fund below the 15% limit, which the Board assessed at the required intervals. The circumstances surrounding the Exceedance are described more fully in the section of this Report entitled “Portfolio Managers’ Comments.” Management believes that the Program operated effectively to identify the Exceedance in the first instance and to ultimately help bring the Fund back below the required 15% limit. During the Review Period, neither the Nuveen Short Duration High Yield Municipal Bond Fund nor the Nuveen Strategic Municipal Opportunities Fund exceeded the

15% limit on Illiquid investments. However, as described more fully in the section of this Report entitled “Portfolio Managers’ Comments,” the Short Duration High Yield Municipal Bond Fund experienced significant liquidity pressure in March-April 2020 but did not ultimately exceed the 15% limit on Illiquid investments during that period

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-HYM-0920D1402002-INV-B-11/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: December 4, 2020